                                       PART A
                        INFORMATION REQUIRED IN A PROSPECTUS



    Attached hereto and made a part hereof is the Prospectus dated May 1, 2000 for each of the following:



               MFS Regatta Gold Variable and Fixed Annuity
               MFS Regatta Platinum Variable and Fixed Annuity
               Futurity II Variable and Fixed Annuity

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2000

                                    PROFILE

                                MFS REGATTA GOLD
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE MFS REGATTA GOLD ANNUITY

      The MFS Regatta Gold Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 26 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.


      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. You can also select a fixed payment option where we will hold the amount applied to provide fixed annuity payments, with interest accrued at the rate we determine from time to time, which will be at least 3% per year. We may also agree to other annuity options in our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $5,000, or more (if you live in California, Maryland or Texas, you may purchase a Contract for $10,000 or more), under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $1 million, or if the purchase payment would cause your account value to exceed $1 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Series of the MFS/ Sun Life Series Trust:

Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Money Market Series
Equity Income Series                           New Discovery Series
Global Asset Allocation Series                 Research Series
Global Governments Series                      Research Growth and Income Series
Global Growth Series                           Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series

      Market conditions will determine the value of an investment in any Series. Each Series is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, we impose an annual Account Fee equal to the lesser of $30 or 2% of the value of your Contract. After the fifth year, we may change this fee annually, but it will never exceed the lesser of $50 or 2% of the value of your Contract. During the Income Phase, the annual Account Fee is $30. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.


      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



NUMBER OF YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%



      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current year, or to transfers as part of our dollar-cost averaging program.



      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Series, which range from 0.57% to 1.60% of the average net assets of the Series, depending upon which Series you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Series; without this agreement, Series expenses could be higher. Some of these arrangements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or Fee Waiver) for each Series. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40% of your Account's daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses), plus an additional 0.10%, which is used to represent the $30 annual Account Fee based on an assumed Contract value of $30,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.


                                                                                                       EXAMPLES:
                                                     TOTAL ANNUAL     TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                      INSURANCE          SERIES        ANNUAL            AT END
SUB-ACCOUNT                                            CHARGES          EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                        ----------------   ------------   ----------   --------   ---------
Bond Series                                             1.50%            0.72%         2.22%        $78        $255
Capital Appreciation Series                             1.50%            0.76%         2.26%        $79        $260
Capital Opportunities Series                            1.50%            0.84%         2.34%        $79        $268
Emerging Growth Series                                  1.50%            0.75%         2.25%        $78        $258
Emerging Markets Equity Series                          1.50%            1.60%         3.10%        $86        $341
Equity Income Series                                    1.50%            0.92%         2.42%        $80        $276
Global Asset Allocation Series                          1.50%            0.89%         2.39%        $80        $273
Global Governments Series                               1.50%            0.90%         2.40%        $80        $274
Global Growth Series                                    1.50%            1.01%         2.51%        $81        $285


                                                        (CONTINUED ON NEXT PAGE)

                                                                                                       EXAMPLES:
                                                     TOTAL ANNUAL     TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                      INSURANCE          SERIES        ANNUAL            AT END
SUB-ACCOUNT                                            CHARGES          EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                        ----------------   ------------   ----------   --------   ---------
Global Total Return Series                              1.50%            0.89%         2.39%        $80        $273
Government Securities Series                            1.50%            0.61%         2.11%        $77        $244
High Yield Series                                       1.50%            0.83%         2.33%        $79        $265
International Growth Series                             1.50%            1.23%         2.73%        $83        $306
International Growth and Income Series                  1.50%            1.16%         2.66%        $82        $299
Managed Sectors Series                                  1.50%            0.79%         2.29%        $79        $263
Massachusetts Investors Growth Stock Series             1.50%            0.83%         2.33%        $79        $267
Massachusetts Investors Trust Series                    1.50%            0.59%         2.09%        $77        $242
Money Market Series                                     1.50%            0.57%         2.07%        $77        $240
New Discovery Series                                    1.50%            1.06%         2.56%        $81        $290
Research Series                                         1.50%            0.75%         2.25%        $78        $258
Research Growth and Income Series                       1.50%            0.86%         2.36%        $79        $270
Research International Series                           1.50%            1.23%         2.73%        $83        $306
Strategic Growth Series                                 1.50%            1.00%         2.50%        $81        $284
Strategic Income Series                                 1.50%            1.08%         2.58%        $82        $291
Total Return Series                                     1.50%            0.69%         2.19%        $78        $252
Utilities Series                                        1.50%            0.82%         2.32%        $79        $266


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable as income except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.


      Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your Annuitant or any other Payee is required to include as gross income the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- 10% of all payments you have made in the last 7 years, plus any payment we have held for at least 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. (If you purchased your Contract before November 1994 or your state requires, your withdrawal charge will be calculated differently, using the alternative method we describe in the Prospectus. You should check your Contract to see which method applies to you.) You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Series you choose.

      The following chart shows total returns for investment in the Sub-Accounts where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.

                                                                 CALENDAR YEAR
                             -------------------------------------------------------------------------------------
SUB-ACCOUNT                    1999       1998       1997       1996       1995       1994       1993       1992
-----------                  --------   --------   --------   --------   --------   --------   --------   --------
Bond Series                  (3.09)%      --         --         --         --         --         --         --
Capital Appreciation Series   30.79%      26.83%    21.33%     19.70%     32.51%    (5.03)%     16.26%     11.53%
Capital Opportunities
 Series                       45.58%      21.10%    25.73%      --         --         --         --         --
Emerging Growth Series        73.38%      31.91%    20.16%     15.38%      --         --         --         --
Emerging Markets Equity
 Series                       50.38%    (31.02)%     8.78%      --         --         --         --         --
Equity Income Series           5.56%      --         --         --         --         --         --         --
Global Asset Allocation
 Series                       16.90%       4.97%     9.24%     14.28%     19.85%      --         --         --
Global Governments Series    (6.51)%      13.77%   (2.24)%      3.11%     14.00%    (5.91)%     17.16%    (1.01)%
Global Growth Series          65.00%      12.87%    13.63%     11.42%     14.29%      1.40%      --         --
Global Total Return Series     6.93%      16.61%    11.98%     12.58%     16.19%      --         --         --
Government Securities
 Series                      (3.29)%       7.13%     7.15%      0.11%     15.92%    (3.61)%      7.07%      5.14%
High Yield Series              5.36%     (0.88)%    11.55%     10.46%     15.32%    (3.68)%     16.01%     13.34%
International Growth Series   33.44%       0.41%     3.09%      --         --         --         --         --
International Growth and
 Income Series                15.65%      19.84%     4.95%      3.33%      --         --         --         --
Managed Sectors Series        83.04%      10.62%    23.80%     15.86%     30.34%    (3.38)%      2.52%      4.91%
Massachusetts Investors
 Growth Stock Series          33.90%      --         --         --         --         --         --         --
Massachusetts Investors
 Trust Series                  5.71%      22.03%    30.04%     23.57%     35.44%    (2.57)%      6.82%      4.05%
Money Market Series            3.23%       3.48%     3.52%      3.37%      3.90%      2.17%      1.11%      1.81%
New Discovery Series          57.97%      --         --         --         --         --         --         --
Research Series               22.43%      21.82%    19.07%     22.00%     35.44%      --         --         --
Research Growth and Income
 Series                        6.66%      20.38%     --         --         --         --         --         --
Research International
 Series                       52.81%      --         --         --         --         --         --         --
Strategic Growth Series       21.22%      --         --         --         --         --         --         --
Strategic Income Series       22.56%      --         --         --         --         --         --         --
Total Return Series            1.40%      10.10%    20.18%     12.38%     24.93%    (3.71)%     11.72%      6.77%
Utilities Series              29.44%      15.86%    30.80%     18.57%     30.46%    (6.36)%      --         --

                                CALENDAR YEAR
                             -------------------
SUB-ACCOUNT                    1991       1990
-----------                  --------   --------
Bond Series                    --         --
Capital Appreciation Series   38.89%    (11.02)%
Capital Opportunities
 Series                        --         --
Emerging Growth Series         --         --
Emerging Markets Equity
 Series                        --         --
Equity Income Series           --         --
Global Asset Allocation
 Series                        --         --
Global Governments Series     13.10%      11.67%
Global Growth Series           --         --
Global Total Return Series     --         --
Government Securities
 Series                       14.17%       7.27%
High Yield Series             45.49%    (15.65)%
International Growth Series    --         --
International Growth and
 Income Series                 --         --
Managed Sectors Series        59.67%    (11.80)%
Massachusetts Investors
 Growth Stock Series           --         --
Massachusetts Investors
 Trust Series                 34.87%     (4.86)%
Money Market Series            4.23%       6.26%
New Discovery Series           --         --
Research Series                --         --
Research Growth and Income
 Series                        --         --
Research International
 Series                        --         --
Strategic Growth Series        --         --
Strategic Income Series        --         --
Total Return Series           19.87%       1.15%
Utilities Series               --         --

      9. DEATH BENEFIT

      If the annuitant dies before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      If the annuitant was 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) The value of the Contract on the Death Benefit Date;

      (2) The amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;


      (3) The value of the Contract on the most recent seven-year anniversary of the Contract, plus any purchase payments made and adjusted for any partial withdrawals and charges made after that anniversary;

      (4) Your total purchase payments minus the sum of partial withdrawals; interest will accrue daily on each purchase payment and each partial withdrawal at a rate equivalent to 5% per year until the first day of the month following the annuitant's 80th birthday, or until the purchase payment or partial withdrawal has doubled in amount, whichever is earlier.

      If the annuitant was 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above.

      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, if applicable state or federal law requires, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- One or more asset allocation programs may be available in connection with the Contract.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.


      SECURED FUTURES PROGRAM -- This program guarantees the return of your purchase payment, and also allows you to allocate a portion of your investment to one or more variable investment options.


      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:


     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE: TOLL FREE (800) 752-7215

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                                                                      PROSPECTUS
                                                                     MAY 1, 2000

                                MFS REGATTA GOLD

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 26 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life
Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Money Market Series
Equity Income Series                           New Discovery Series
Global Asset Allocation Series                 Research Series
Global Governments Series                      Research Growth and Income Series
Global Growth Series                           Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE SERIES FUND.


      We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 77 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


      THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           C/O RETIREMENT PRODUCTS AND SERVICES
           P.O. BOX 1024
           BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Series Fund Annual Expenses                                          5
Examples                                                             6
Condensed Financial Information                                      8
The Annuity Contract                                                 8
Communicating to Us About Your Contract                              8
Sun Life Assurance Company of Canada (U.S.)                          9
The Variable Account                                                 9
Variable Account Options: The MFS/Sun Life Series Trust              9
The Fixed Account                                                   11
The Fixed Account Options: The Guarantee Periods                    12
The Accumulation Phase                                              12
    Issuing Your Contract                                           12
    Amount and Frequency of Purchase Payments                       13
    Allocation of Net Purchase Payments                             13
    Your Account                                                    13
    Your Account Value                                              13
    Variable Account Value                                          13
    Fixed Account Value                                             14
    Transfer Privilege                                              15
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 16
    Optional Programs                                               16
Withdrawals, Withdrawal Charge and Market Value Adjustment          18
    Cash Withdrawals                                                18
    Withdrawal Charge                                               19
    Alternate Withdrawal Charge                                     21
    Types of Withdrawals Not Subject to Withdrawal Charge           22
    Market Value Adjustment                                         22
Contract Charges                                                    23
    Account Fee                                                     23
    Administrative Expense Charge                                   23
    Mortality and Expense Risk Charge                               23
    Premium Taxes                                                   24
    Series Fund Expenses                                            24
    Modification in the Case of Group Contracts                     24
Death Benefit                                                       24
    Amount of Death Benefit                                         24
    Spousal Continuance                                             25
    Method of Paying Death Benefit                                  25
    Selection and Change of Beneficiary                             25
    Payment of Death Benefit                                        25
    Due Proof of Death                                              26
The Income Phase -- Annuity Provisions                              26
    Selection of the Annuitant or Co-Annuitant                      26
    Selection of the Annuity Commencement Date                      26
    Annuity Options                                                 27
    Selection of Annuity Option                                     28
    Amount of Annuity Payments                                      28
    Exchange of Variable Annuity Units                              29
    Account Fee                                                     29
    Annuity Payment Rates                                           29
    Annuity Options as Method of Payment for Death Benefit          29

Other Contract Provisions                                           30
    Exercise of Contract Rights                                     30
    Change of Ownership                                             30
    Death of Participant                                            30
    Voting of Series Fund Shares                                    31
    Periodic Reports                                                32
    Substitution of Securities                                      32
    Change in Operation of Variable Account                         32
    Splitting Units                                                 32
    Modification                                                    33
    Limitation or Discontinuance of New Participants                33
    Reservation of Rights                                           33
    Right to Return                                                 33
Tax Considerations                                                  34
    U.S. Federal Tax Considerations                                 34
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          34
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      34
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   34
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   35
        WITHHOLDING                                                 35
        INVESTMENT DIVERSIFICATION AND CONTROL                      35
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     36
        QUALIFIED RETIREMENT PLANS                                  36
        PENSION AND PROFIT-SHARING PLANS                            36
        TAX-SHELTERED ANNUITIES                                     36
        INDIVIDUAL RETIREMENT ACCOUNTS                              37
        ROTH IRAS                                                   37
    Puerto Rico Tax Considerations                                  37
Administration of the Contracts                                     37
Distribution of the Contracts                                       38
Performance Information                                             38
Available Information                                               39
Incorporation of Certain Documents by Reference                     40
Additional Information About the Company                            40
    General                                                         40
    Selected Financial Data                                         40
    Management's Discussion and Analysis of Financial
     Condition and Results of Operations                            41
    Quantitative and Qualitative Disclosures About Market
     Risk                                                           48
    Reinsurance                                                     50
    Reserves                                                        51
    Investments                                                     51
    Competition                                                     51
    Employees                                                       51
    Properties                                                      51
    State Regulation                                                51
Legal Proceedings                                                   52
Accountants                                                         52
Financial Statements                                                52
Table of Contents of Statement of Additional Information            78
Appendix A -- Glossary                                              79
Appendix B -- Condensed Financial Information --
 Accumulation Unit Values                                           82
Appendix C -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   84

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series of the Series Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund's prospectus. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of Account Years Purchase Payment in Account
    0-1.....................................................      6%
    2-3.....................................................      5%
    4-5.....................................................      4%
    6.......................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate                 $ 30
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
  Mortality and Expense Risk Charge.........................   1.25%
  Administrative Expense Charge.............................   0.15%
  Other Fees and Expenses of the Variable Account...........   0.00%
                                                              -----
Total Variable Account Annual Expenses......................   1.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Account Years it may be withdrawn free of the withdrawal charge.


(2) Currently, no fee is imposed upon transfers; however, we reseve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



(3) The annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Account Fee may be changed annually, but it will not exceed the lesser of $50 or 2% of your Account Value.

                        SERIES FUND ANNUAL EXPENSES (1)
                  (AS A PERCENTAGE OF SERIES FUND NET ASSETS)


                                                               OTHER               TOTAL SERIES
                                          MANAGEMENT        EXPENSES(2)             EXPENSES(2)
                                             FEES      (AFTER REIMBURSEMENT)   (AFTER REIMBURSEMENT)
                                          ----------   ---------------------   ---------------------
Bond Series.............................     0.60%             0.12%                   0.72%
Capital Appreciation Series.............     0.71%             0.05%                   0.76%
Capital Opportunities Series............     0.75%             0.09%                   0.84%
Emerging Growth Series..................     0.70%             0.05%                   0.75%
Emerging Markets Equity Series..........     1.25%             0.35%                   1.60%
Equity Income Series....................     0.75%             0.17%                   0.92%
Global Asset Allocation Series..........     0.75%             0.14%                   0.89%
Global Governments Series...............     0.75%             0.15%                   0.90%
Global Growth Series....................     0.90%             0.11%                   1.01%
Global Total Return Series..............     0.75%             0.14%                   0.89%
Government Securities Series............     0.55%             0.06%                   0.61%
High Yield Series.......................     0.75%             0.08%                   0.83%
International Growth Series.............     0.97%             0.25%                   1.23%
International Growth and Income
 Series.................................     0.97%             0.18%                   1.16%
Managed Sectors Series..................     0.73%             0.06%                   0.79%
Massachusetts Investors Growth Stock
 Series.................................     0.75%             0.08%                   0.83%
Massachusetts Investors Trust Series....     0.55%             0.04%                   0.59%
Money Market Series.....................     0.50%             0.07%                   0.57%
New Discovery Series....................     0.90%             0.16%                   1.06%
Research Series.........................     0.70%             0.05%                   0.75%
Research Growth and Income Series.......     0.75%             0.11%                   0.86%
Research International Series...........     1.00%             0.23%                   1.23%
Strategic Growth Series (3).............     0.75%             0.25%                   1.00%
Strategic Income Series.................     0.75%             0.33%                   1.08%
Total Return Series.....................     0.65%             0.04%                   0.69%
Utilities Series........................     0.75%             0.07%                   0.82%


------------------------
(1) The information relating to Series Fund expenses was provided by the Series Fund and we have not independently verified it. You should consult the Series Fund prospectus for more information about Series Fund expenses.

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected in the table. If these fees had been taken into account, "Total Fund Expenses" would be as follows for certain of the Series:


Bond Series.................................................  0.71%
Capital Appreciation Series.................................  0.75%
Capital Opportunities Series................................  0.83%
Equity Income Series........................................  0.91%
Global Asset Allocation Series..............................  0.88%
New Discovery Series........................................  1.05%
Strategic Income Series.....................................  1.03%
Utilities Series............................................  0.81%



(3) MFS has agreed to bear the expenses of the Series such that "Other Expenses," after taking into account the expense offset arrangement described in Footnote (2) above, will not exceed 0.25% annually. This arrangement will continue until at least May 1, 2001, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that this arrangement will terminate prior to May 1, 2001 in the event that the Series' "Other Expenses" equal or fall below 0.25% annually. Without taking into account this fee waiver and/or expense reimbursement, the Series' "Other Expenses" and "Total Fund Expenses" would be estimated to be 3.26% and 4.01%, respectively.

                                    EXAMPLES


      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $ 78       $109       $145       $255
Capital Appreciation Series.................................    $ 79       $110       $147       $260
Capital Opportunities Series................................    $ 79       $112       $151       $268
Emerging Growth Series......................................    $ 78       $110       $146       $258
Emerging Markets Equity Series..............................    $ 86       $134       $186       $341
Equity Income Series........................................    $ 80       $114       $154       $276
Global Asset Allocation Series..............................    $ 80       $114       $153       $273
Global Governments Series...................................    $ 80       $114       $154       $274
Global Growth Series........................................    $ 81       $117       $159       $285
Global Total Return Series..................................    $ 80       $114       $153       $273
Government Securities Series................................    $ 77       $106       $140       $244
High Yield Series...........................................    $ 79       $111       $149       $265
International Growth Series.................................    $ 83       $123       $169       $306
International Growth and Income Series......................    $ 82       $121       $166       $299
Managed Sectors Series......................................    $ 79       $111       $148       $263
Massachusetts Investors Growth Stock Series.................    $ 79       $112       $150       $267
Massachusetts Investors Trust Series........................    $ 77       $105       $139       $242
Money Market Series.........................................    $ 77       $104       $138       $240
New Discovery Series........................................    $ 81       $118       $161       $290
Research Series.............................................    $ 78       $110       $146       $258
Research Growth and Income Series...........................    $ 79       $113       $152       $270
Research International Series...............................    $ 83       $123       $169       $306
Strategic Growth Series.....................................    $ 81       $117       $158       $284
Strategic Income Series.....................................    $ 82       $119       $162       $291
Total Return Series.........................................    $ 78       $108       $143       $252
Utilities Series............................................    $ 79       $112       $150       $266

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $ 23       $ 69       $119       $255
Capital Appreciation Series.................................    $ 23       $ 71       $121       $260
Capital Opportunities Series................................    $ 24       $ 73       $125       $268
Emerging Growth Series......................................    $ 23       $ 70       $120       $258
Emerging Markets Equity Series..............................    $ 31       $ 96       $163       $341
Equity Income Series........................................    $ 25       $ 75       $129       $276
Global Asset Allocation Series..............................    $ 24       $ 75       $128       $273
Global Governments Series...................................    $ 24       $ 75       $128       $274
Global Growth Series........................................    $ 25       $ 78       $134       $285
Global Total Return Series..................................    $ 24       $ 75       $128       $273
Government Securities Series................................    $ 21       $ 66       $113       $244
High Yield Series...........................................    $ 23       $ 72       $124       $265
International Growth Series.................................    $ 28       $ 85       $144       $306
International Growth and Income Series......................    $ 27       $ 83       $141       $299
Managed Sectors Series......................................    $ 23       $ 72       $123       $263
Massachusetts Investors Growth Stock Series.................    $ 24       $ 73       $125       $267
Massachusetts Investors Trust Series........................    $ 21       $ 65       $112       $242
Money Market Series.........................................    $ 21       $ 65       $111       $240
New Discovery Series........................................    $ 26       $ 80       $136       $290
Research Series.............................................    $ 23       $ 70       $120       $258
Research Growth and Income Series...........................    $ 24       $ 74       $126       $270
Research International Series...............................    $ 28       $ 85       $144       $306
Strategic Growth Series.....................................    $ 25       $ 78       $133       $284
Strategic Income Series.....................................    $ 26       $ 80       $137       $291
Total Return Series.........................................    $ 22       $ 69       $117       $252
Utilities Series............................................    $ 24       $ 72       $124       $266


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract on a group basis in connection with retirement plans. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as "Participants" and we address Participants as "you"; we use the term "Contracts" to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.


      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 48 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT


      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.


      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the "Series Fund"). All amounts allocated to the Variable Account will be used to purchase Series Fund shares as designated by you at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 27 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 27 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 26 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.


     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EMERGING MARKETS EQUITY SERIES (formerly, the MFS/Foreign & Colonial Emerging Markets Equity Series) will seek capital appreciation.


     EQUITY INCOME SERIES will mainly seek reasonable income by investing mainly in income producing securities; its secondary objective is to seek capital appreciation.


     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     INTERNATIONAL GROWTH SERIES will seek capital appreciation.

     INTERNATIONAL GROWTH AND INCOME SERIES will seek capital appreciation and current income.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.


     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.


     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.


     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.


     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH SERIES MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE
SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-752-7215.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the

Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.


      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."


                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.


      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.


YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor-- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. A Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive:

 (1)written notice from you electing a different Guarantee Period from among those we then offer or

 (2)instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege," below).

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity commencement Date. We will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Series and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Series Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Series Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 3 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you authorize us to automatically reallocate your investment options that participate in the Asset Allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or you choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.


      SECURED FUTURES PROGRAM


      Under this program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (see "Tax Considerations.") You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

      When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

      We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we will call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

      For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

      For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

      - $800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

      - $8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

      - $10,000, which is the amount of all Old Payments that you have not previously withdrawn.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

      The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

      ORDER OF WITHDRAWAL

      New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
HAS BEEN IN YOUR
    ACCOUNT        WITHDRAWAL CHARGE
----------------   -----------------
  0-1                     6%
  2-3                     5%
  4-5                     4%
  6                       3%
  7 or more               0%

      For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

      For additional examples of how we calculate withdrawal charges, see Appendix C.

ALTERNATE WITHDRAWAL CHARGE

      If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value, which we will call the "free withdrawal amount," before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus
(2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

      For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments." Your Account Value minus New Payments and Old Payments is called "accumulated value."

      ORDER OF WITHDRAWAL

      When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
HAS BEEN IN YOUR
    ACCOUNT        WITHDRAWAL CHARGE
----------------   -----------------
  0-1                     6%
  2-3                     5%
  4-5                     4%
  6                       3%
  7 or more               0%


      For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix C.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

      If approved in your state, we will waive the withdrawal charge for a full withdrawal if (a) at least one year has passed since we issued your Contract and
(b) you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state. An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------  )             -1
    1 + J


where:



      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;



      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

      N is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge you the annual Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.


      After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.


ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE


      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

SERIES FUND EXPENSES

      There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund's prospectus and related Statement of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT


      If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected -- a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to you or to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.


AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if the Beneficiary is the Annuitant's spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

      3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

      4. Your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant's 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

      If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.


SPOUSAL CONTINUANCE



      If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see "Other Contract Provisions -- Death of Participant").


METHOD OF PAYING DEATH BENEFIT


      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."


      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us at our Annuity Mailing Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.


      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see "The Income Phase -- Annuity Provisions").



      Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contract Provisions -- Death of Participant.")


SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.


      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").


SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee."

      Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN


      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.


      ANNUITY OPTION E -- FIXED PAYMENTS

      We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS


      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable (see "Annuity Payment Rates").


      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Series Fund prospectus for the investment objectives and risk disclosure of the Series in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE


      During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges -- Account Fee").


ANNUITY PAYMENT RATES


      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").


      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

      A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

DEATH OF PARTICIPANT

      If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the

Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

      If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distributioon rules described above will apply on the death of your spouse.

      If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

      If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

      We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the

Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved , if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

MODIFICATION


      Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.


      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

LIMITATION OR DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and
(4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of, and Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply to (i) any immediate annuity, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above), or after age
59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Series of the Series Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assume that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

PUERTO RICO TAX CONSIDERATIONS


      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.


      If any annuity distributions are made under an annuity contract, the annuitant or other payee will be required to include as gross income the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      In the event payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent of the Annuitant's aggregate premiums or other consideration paid.


      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "U.S. Federal Tax Considerations" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.


      For further information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." During 1997, 1998 and 1999, approximately $16,576,365, $12,076,614 and
$2,705,923, respectively, was paid to and retained by Clarendon in connection with distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the variable options. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" for the Government Securities Series and High Yield, and "yield" and "effective yield" for the Money Market Sub-Accounts.

      Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Series in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Series, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return. Cumulative Growth Rate represents the cumulative change in the value of an investment in the variable option for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a variable option between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Series.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Series Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

GENERAL

      The Company is engaged in the sale of individual variable life insurance and individual and group fixed and variable annuities. These contracts are sold in both the tax-qualified and non-tax-qualified markets. These products are distributed through individual insurance agents, insurance brokers and broker-dealers.

      The following table sets forth premiums and deposits by major product categories for each of the last 3 years. See the Notes to the Statutory Financial Statements of the Company included in this Prospectus for industry segment information.

                                              1999         1998         1997
                                           ----------   ----------   ----------
                                                      (IN THOUSANDS)
Protection                                 $   16,509   $  155,907   $  204,671
Wealth Management                          $2,651,247   $2,194,895   $2,204,693
                                           ----------   ----------   ----------
                                           $2,667,756   $2,350,802   $2,409,364
                                           ==========   ==========   ==========

SELECTED FINANCIAL DATA


      The following selected financial data for the Company should be read in conjunction with the Statutory Financial Statements and the Notes thereto included in this Prospectus beginning on page 53.


                                                 FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------
                                   1999          1998          1997          1996          1995
                                -----------   -----------   -----------   -----------   -----------
                                                          (IN THOUSANDS)
Revenues
  Premiums, annuity deposits
    and other revenue           $ 2,869,250   $ 2,581,463   $ 2,623,629   $ 2,215,322   $ 1,883,901
  Net investment income and
    realized gains                  190,844       187,208       298,121       310,172       315,966
                                -----------   -----------   -----------   -----------   -----------
                                  3,060,094     2,768,671     2,921,750     2,525,494     2,199,867
                                -----------   -----------   -----------   -----------   -----------
Benefits and expenses
  Policyholder benefits           2,706,121     2,416,950     2,579,104     2,232,528     1,995,208
  Other expenses                    239,136       214,607       206,065       175,342       150,937
                                -----------   -----------   -----------   -----------   -----------
                                  2,945,257     2,631,557     2,785,169     2,407,870     2,146,145
                                -----------   -----------   -----------   -----------   -----------
Operating gain                      114,837       137,114       136,581       117,624        53,722
Federal income tax expense
  (benefit)                          24,479        11,713         7,339        (5,400)       17,807
                                -----------   -----------   -----------   -----------   -----------
Net income                      $    90,358   $   125,401   $   129,242   $   123,024   $    35,915
                                ===========   ===========   ===========   ===========   ===========
Assets                          $19,948,155   $16,902,621   $15,925,357   $13,621,952   $12,359,683
                                ===========   ===========   ===========   ===========   ===========
Surplus notes                   $   565,000   $   565,000   $   565,000   $   315,000   $   650,000
                                ===========   ===========   ===========   ===========   ===========

See "Reinsurance," below, for the effect of the reinsurance agreements on 1999 net income.

See Note 1 to the Statutory Financial Statements for changes in accounting principles and reporting.

See discussion in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT

      This Prospectus includes forward-looking statements by the Company under the Private Securities Litigation Reform Act of 1995. These statements are not matters of historical fact; they relate to such topics as future product sales, volume growth, market share, market risk and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:

    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.

    - Changes in interest rates and market conditions.

    - Regulatory and legislative developments.

    - Developments in consumer preferences and behavior patterns.

RESULTS OF OPERATIONS

      1999 COMPARED TO 1998:

      NET INCOME

      Net income decreased by $35.0 million to $90.4 million in 1999, reflecting a decrease of $54.7 million in income from operations and an increase of $19.7 million in net realized capital gains. (In the following discussion, "income from operations" refers to the statutory statements of operations line item, "net gain from operations after dividends to policyholders and federal income tax and before realized capital gains.")

      Income from operations decreased from $125.0 million in 1998 to $70.3 million in 1999, mainly as a result of the following factors:

    - A $32.3 million increase, to $63.7 million in 1999, in the income from operations from the Company's Wealth Management segment. (See "1999 Compared to 1998 -- Wealth Management Segment," below.)

    - The effect of terminating certain reinsurance agreements with the Company's ultimate parent in 1998. The termination of these agreements was the predominant factor in the $94.2 million decrease in income from operations for the Company's Protection segment. (See "1999 Compared to 1998 -- Protection Segment," below.)

    - An increase of $7.2 million in income from operations from the Corporate segment, mainly reflecting dividends from a subsidiary. (See "1999 Compared to 1998 -- Corporate Segment," below.)

      INCOME FROM OPERATIONS BY SEGMENT

      The Company's income from operations reflects the operations of its 3 business segments: the Wealth Management segment, the Protection segment and the Corporate segment.

      The following table provides a summary of income from operations by segment, which is discussed more fully below.


                       INCOME FROM OPERATIONS BY SEGMENT*
                                 (IN MILLIONS)



                                                                                          % CHANGE
                                                                                    ---------------------
                                                     1999       1998       1997     1999/1998   1998/1997
                                                   --------   --------   --------   ---------   ---------
    Wealth Management                               $63.7      $ 31.4     $ 14.7       102.9%     113.6%
    Protection                                       (5.1)       89.1       18.0     (105.7)%     395.0%
    Corporate                                        11.7         4.5       69.8       160.0%    (93.6)%
                                                    -----      ------     ------     -------     ------
                                                    $70.3      $125.0     $102.5      (43.8)%      22.0%
                                                    =====      ======     ======     =======     ======


    * Before net realized capital gains

      WEALTH MANAGEMENT SEGMENT

      The Wealth Management segment focuses on the savings and retirement needs of individuals preparing for retirement or who have already retired. It primarily markets to upscale consumers in the U.S., selling individual and group fixed and variable annuities. Its major product lines, "Regatta" and "Futurity," are combination fixed/variable annuities. In these combination annuities, contract holders have the choice of allocating payments either to a fixed account, which provides a guaranteed rate of return, or to variable accounts. Withdrawals from the fixed account are subject to market value adjustment. In the variable accounts, the contract holder can choose from a range of investment options and styles. The return depends upon investment performance of the options selected. Investment funds available under Regatta products are managed by Massachusetts Financial Services Company ("MFS"), an affiliate of the Company. Investment funds available under Futurity products are managed by several investment managers, including MFS and Sun Capital Advisers, Inc., a subsidiary of the Company.

      The Company distributes its annuity products through a variety of channels. For the Regatta products, about half are sold through securities brokers; a further one-fourth through financial institutions, and the remainder through insurance agents and financial planners. The Futurity products, introduced in February 1998, are primarily distributed through a dedicated wholesaler network, including Sun Life of Canada (U.S.) Distributors, Inc., a subsidiary of the Company.

      Although new pension products are not currently sold, there has been a substantial block of group retirement business in-force, including guaranteed investment contracts ("GICs"), pension plans and group annuities. A significant portion of these pension contracts are non-surrenderable, with the result that the Company's liquidity exposure is limited. GICs were marketed directly in the U.S. through independent managers. In 1997, the Company decided to no longer market group pension and GIC products.

      Following are the major factors affecting this segment's results in 1999 as compared to 1998.


- Deposit-type funds, which primarily comprised annuity deposits, increased by $457.7 million, or 21%, to $2,598.3 million in 1999. Fixed annuity account deposits were higher by approximately $625 million in 1999, which management believes is mainly a result of the success of the Company's introduction, during the fourth quarter of 1998, of a higher Dollar Cost Averaging ("DCA") rate and a new 6-month DCA program. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. While fixed annuity account deposits increased, deposits directly into variable accounts declined by approximately 13% in 1999. The Company believes this decline was a consequence of the heightened interest in the DCA programs in 1999.



- Sales of the Futurity line of products, introduced in February 1998, represented approximately 9% of total annuity deposits in 1999. The Company expects that sales of the Futurity products will continue to increase in the future, based on management's beliefs that market demand is growing for multi-manager variable annuity products, such as Futurity; that the productivity of Futurity's wholesale distribution network, established in 1998, will continue to grow; and that the marketplace will respond favorably to introductions of new Futurity products and product enhancements.



- Fee income increased as a result of higher variable annuity account balances. Fee income was higher by approximately $32 million in 1999. The factors driving this growth in account balances have been market appreciation and net deposit activity. This growth has generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Other income increased by approximately $5 million in 1999, mainly reflecting a reinsurance agreement entered into in July 1999 with an unrelated company, which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately
     $3.4 million.

- The net year-over-year change in aggregate reserves on policies and contracts for the Wealth Management segment had the effect of increasing income from operations for this segment. This change reflected lower reserves related to minimum guaranteed death benefit product features as well as a variety of other factors.



- There has been a shift in demand to variable account products from general account products. As a consequence, there has been a decline in average general account invested assets and, in turn, net investment income has declined. Net investment income reflects only income earned on invested assets of the general account. In 1999, net investment income for the Wealth Management segment decreased by $44.0 million, to $114.0 million. This decline in average general account assets primarily reflects the Company's decision in 1997 to no longer market group pension and GIC products and as a consequence, a declining block of in-force business as GICs mature and are surrendered.



- Policyholder benefits (the major elements of which are surrenders and withdrawals, changes in the liability for premium and other deposit funds, and related separate account transfers) were higher by approximately $430 million in 1999, mainly as a result of higher variable annuity surrenders. The increase in variable annuity surrenders primarily related to a block of separate account contracts that had been issued seven or more years previously and for which the surrender charge periods had expired. The Company expects that as the separate account block of business continues to grow and as an increasing number of accounts are no longer subject to surrender charges, surrenders will tend to increase. The Company is implementing a conservation program with the aim of improving asset retention.



- Operational expenses, which include general insurance expenses and insurance taxes, licenses and fees, excluding federal income taxes, increased by $5.4 million, or 9%, in 1999. This increase reflected costs associated with operations and technology improvements to support the growth of the Company's in-force business. Commissions of $153.6 million were higher by $17.7 million in 1999, mainly as a result of higher sales.


      PROTECTION SEGMENT

      The Protection Segment comprises two main elements, internal reinsurance and variable life products.

      Internal Reinsurance

      In recent years, the Company has had various reinsurance agreements with Sun Life (Canada). In some of these arrangements, Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company. These agreements, in the aggregate, had an immaterial effect on net income in the years 1998 and 1999. Under another reinsurance agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $24.6 million in 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million as the termination payment was less than the reserves held under the agreement. Because this agreement terminated in 1998, it had no effect on income from operations in 1999.

      Variable Life Products

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997. The Company's management expects that the Company's variable life business will grow and become more significant in the future. In September 1999, the Company introduced a new variable universal life product as part of the Futurity product portfolio. Costs related to developing this product were primarily responsible for the decrease of approximately $4 million in income from operations for this portion of the Protection segment.

      CORPORATE SEGMENT

      The Corporate segment includes the capital of the Company, its investments in subsidiaries and items not otherwise attributable to either the Wealth Management segment or the Protection segment.

      In 1999, income from operations for this segment increased by $7.2 million to $11.7 million. This increase reflected higher net investment income, mainly from dividends of $19.3 million received during the 4th quarter from a subsidiary, New London Trust, F.S.B. Partially offsetting this change in net investment income were higher operational expenses and higher federal income taxes attributable to this segment.

      1998 COMPARED TO 1997:

      NET INCOME

      Net income decreased by $3.8 million to $125.4 million in 1998, reflecting an increase of $22.5 million in income from operations and a decrease of $26.3 million in net realized capital gains.

      Income from operations increased from $102.5 million in 1997 to $125.0 million in 1998, mainly as a result of the following factors:


- A $16.7 million increase, to $31.4 million in 1998, in the income from operations from the Company's Wealth Management segment. (See "1998 Compared to 1997 -- Wealth Management Segment," below.)



- The effect of terminating certain reinsurance agreements with Sun Life (Canada). The termination of these agreements was the predominant factor in the $71.1 million increase in income from operations for the Company's Protection segment.



- The effects of the Company's December 1997 reorganization (described in "Corporate Segment," below), as a result of which MFS is no longer a subsidiary of the Company. As a result of this reorganization, dividends from subsidiaries were lower in 1998 than in 1997 and certain subsidiary tax benefits were no longer available to the Company. Also affecting income from operations for the Corporate segment in 1998 was that income earned on the proceeds of a December 1997 issuance of a $250 million surplus note was lower than the related interest expense.


      Net realized capital gains decreased from $26.7 million in 1997 to $0.4 million in 1998. This decrease was also due to the Company's December 1997 reorganization which resulted in a realized capital gain of $21.2 million in 1997.

      INCOME FROM OPERATIONS BY SEGMENT

      WEALTH MANAGEMENT SEGMENT

      Following are the major factors affecting the Wealth Management segment's results in 1998 as compared to 1997:

    - Annuity deposits declined by about $27 million, or 1%, to $2.2 billion in 1998. Fixed annuity account deposits were lower by approximately 7% in 1998, while deposits into variable annuity accounts increased in total and as a proportion of total annuity deposits. These trends reflected market conditions and competitive factors.

    - Deposits into the DCA programs, a feature of the Company's combination fixed/variable annuity products, were a significant element of account deposits. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. DCA deposits overall were flat in 1998 compared to 1997. This pattern resulted, in part, from heightened competition, as other companies introduced similar DCA programs within in 1998. During the fourth quarter of 1998, the Company introduced a higher DCA rate and a new six-month

     DCA program. DCA deposits for that quarter were higher, compared to the preceding 1998 quarters.

    - An increase in variable account deposits in 1998 reflected both the continuing strong growth in equity markets generally and the continuing strong performance of the investment funds underlying the Company's variable annuity products. The continuing strong equity markets, low interest rate environment, and demographic trends, among other factors, increased the demand and market for wealth accumulation products in the U.S., particularly for variable annuities. These factors contributed to the growth in the Company's variable account deposits in 1998, despite heightened competition.

    - The Company introduced its Futurity line of products in February 1998. Related deposits represented about 6% of the total for the Wealth Management segment in 1998.

    - Fee income increased as a result of higher variable annuity account balances. The main factors driving this growth in account balances were market appreciation and net deposit activity. This growth generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Fee income increased by approximately $43 million, or 39%, in 1998.

    - Because there was a shift to variable accounts from the general account, net investment income declined. Net investment income reflects only income earned on invested assets of the general account. In 1998, net investment income for the Wealth Management segment decreased by about $40 million, or 20%, compared to 1997, mainly as a result of the decline in average invested assets in the Company's general account. This decline in average general account assets mainly reflected the shift in deposits in recent years from the fixed account to variable accounts. It also reflected the Company's decision in 1997 to no longer market group pension and GICs.

    - Policyholder benefits were lower, mainly reflecting lower surrender activity compared to 1997. During 1997 and into the first half of 1998, surrender and withdrawal activity had been high. This activity primarily related to a block of separate account contracts that had been issued 7 or more years previously and for which the surrender charge periods had expired. While variable account surrenders continued to rise, general account surrenders declined in 1998. As a result of this pattern of activity, policyholder benefits (of which surrenders and withdrawals, the related changes in the liability for premium and other deposit funds, and related separate account transfers are the major elements) increased in 1997 and were lower in 1998.

    - As a result of investments in technology and infrastructure to enhance annuity operations, operational expenses increased by approximately $12 million, or 25%, in 1998 compared to 1997. These increases reflected 3 main factors:

       - Higher volumes of annuity business, requiring greater administrative support.

       - Improvements to the computer systems and technology that support the annuity business. These improvements involved information systems supporting the growth of the Company's in-force business, particularly its combination fixed/variable annuities.

       - Costs associated with the product design and implementation of the new Futurity multi-manager annuity product and the development of a new product within the Regatta product line.

      PROTECTION SEGMENT

      The reinsurance arrangements in which Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company had an immaterial effect, in the aggregate, on net income in 1997 and 1998. Under another agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $37.1 million in 1997. Income from operations decreased to $24.6 million in 1998, because the agreement was in place only through the first 9 months of 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million. This termination-related increase in 1998 represented a reasonable approximation of the value of the stream of future earnings that the agreement would have generated had it remained in effect.

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997.

      CORPORATE SEGMENT

      In 1998, income from operations decreased by $65.3 million to $4.5 million for the Corporate segment. This decrease reflected 2 main factors:

    - Dividends from subsidiaries were lower than in 1997 by $37.5 million. This decrease mainly resulted from a December 1997 reorganization, in which the Company transferred its ownership of MFS to its parent company, Sun Life of Canada (U.S.) Holdings, Inc. ("Sun Life (U.S.) Holdings.") As a result of this reorganization, the Company received no dividends from MFS in 1998. By comparison, it received $33.1 million of MFS dividends in 1997.

    - Net investment income, other than dividends from subsidiaries, decreased by $5.9 million in 1998 over 1997, reflecting the effect of the Company's December 1997 issuance of a $250 million surplus note to Sun Life (U.S.) Holdings. Interest expense exceeded investment earnings on the related funds.

FINANCIAL CONDITION AND LIQUIDITY

      ASSETS

      The Company's total assets comprise those held in its general account and those held in its separate accounts. General account assets support general account liabilities. Separate accounts and their assets are of 2 main types:

    - Those assets held in a "fixed" separate account, which the Company established for amounts that contract holders allocate to the fixed portion of their combination fixed/variable deferred annuity contracts. Fixed separate account assets are available to fund general account liabilities and general account assets are available to fund the liabilities of this fixed separate account. The Company manages the assets of this fixed separate account according to general account investment policy guidelines.

    - Those assets held in a number of registered and non-registered "variable" separate accounts as investment vehicles for the Company's variable life and annuity contracts. Policyholders may choose from among various investment options offered under these contracts according to their individual needs and preferences. Policyholders assume the investment risks associated with these choices. General account and fixed separate account assets are not available to fund the liabilities of these variable accounts.

      The following table summarizes significant changes in asset balances during 1999, 1998 and 1997. The changes are discussed below.


                                                       ASSETS                       % CHANGE
                                            1999        1998        1997      1999/1998   1998/1997
                                          ---------   ---------   ---------   ---------   ---------
                                                    (IN MILLIONS)
General account assets..................  $ 2,377.1   $ 2,932.2   $ 4,513.5    (18.9)%     (35.0)%
Fixed separate account assets...........    2,080.7     2,195.6     2,343.9     (5.2)%      (6.3)%
                                          ---------   ---------   ---------    ------      ------
                                          $ 4,457.8   $ 5,127.8   $ 6,857.4    (13.1)%     (25.2)%

Variable separate account assets........   15,490.3    11,774.8     9,068.0      31.6%       29.9%
                                          ---------   ---------   ---------    ------      ------
Total assets............................  $19,948.1   $16,902.6   $15,925.4      18.0%        6.1%
                                          =========   =========   =========    ======      ======

      General account and fixed separate account assets, taken together, decreased by 13.2% in 1999; but variable separate account assets increased by 31.6%. In 1998, the combined general account and fixed separate account decreased by 25.2%, while variable separate account assets increased by 29.9%. This growth in variable accounts relative to the general and fixed accounts reflects 2 main factors: (1) appreciation of the funds held in the variable separate accounts has exceeded that of the funds held in the general and fixed separate accounts; and (2) annuity deposits and exchanges into variable accounts have increased, while annuity deposits into fixed accounts have slowed. The Company believes this pattern has reflected a shift in the preferences of policyholders, which is largely attributable to the strong performance of equity markets in general and of the Company's variable account funds in particular.

      The assets of the general account are available to support general account liabilities. For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities. General account assets primarily comprise cash and invested assets, which represented essentially all of general account assets at year-end 1999. Major types of invested asset holdings included bonds, mortgages, real estate and common stock. The Company's bond holdings comprised 51.5% of the Company's portfolio at year-end 1999. Bonds included both public and private issues. It is the Company's policy to acquire only investment-grade securities. As a result, the overall quality of the bond portfolio is high. At year-end 1999, only 0.5% were rated below-investment-grade; i.e., they had National Association of Insurance Commissioners ("NAIC") ratings lower than "1" or "2." The Company's mortgage holdings amounted to $528.9 million at year-end 1999, representing 22.3% of the total portfolio. All mortgage holdings at year-end 1999 were in good standing. The Company believes that the high quality of its mortgage portfolio is largely attributable to its stringent underwriting standards. At year-end 1999, investment real estate amounted to $79.2 million, representing about 3.3% of the total portfolio. The Company invests in real estate to enhance yields and, because of the long-term nature of these investments, the Company uses them for purposes of matching with products having long-term liability durations. Common stock holdings amounted to $75.3 million, representing about 3.2% of the portfolio. These holdings comprised the Company's ownership shares in subsidiaries.

      LIABILITIES

      As with assets, the proportion of variable separate account liabilities to total liabilities has been increasing. Most of the Company's liabilities comprise reserves for life insurance and for annuity contracts and deposit funds. The Company expects the declining trend in general account liabilities to continue, because it believes that net maturities will continue to exceed sales for the fixed contracts associated with these liabilities. This trend stems mainly from the Company's 1997 decision to discontinue selling group pension and GIC contracts and to focus its marketing efforts on its combination fixed/variable annuity products.

CAPITAL MARKETS RISK MANAGEMENT

      See "Quantitative and Qualitative Disclosures About Market Risk," below, for a discussion of the Company's capital markets risk management.

CAPITAL RESOURCES

      CAPITAL ADEQUACY

      The National Association of Insurance Commissioners ("NAIC") adopted regulations at the end of 1993 that established minimum capitalization requirements for insurance companies, based on risk-based capital ("RBC") formulas. These requirements are intended to identify undercapitalized companies, so that specific regulatory actions can be taken on a timely basis. The RBC formula for life insurance companies calculates capital requirements related to asset, insurance, interest rate, and business risks. According to the RBC calculation, the Company's capital was well in excess of its required capital at year-end 1999.

      LIQUIDITY

      The Company's liquidity requirements are generally met by funds from operations. The Company's main uses of funds are to pay out death benefits and other maturing insurance and annuity contract obligations; to make pay-outs on contract terminations; to purchase new investments; to fund new business ventures; and to pay normal operating expenditures and taxes. The Company's main sources of funds are premiums and deposits on insurance and annuity products; proceeds from the sale of investments; income from investments; and repayments of investment principal.

      In managing its general account and fixed separate account assets in relation to its liabilities, the Company has segmented these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. Among other matters, this investment policy considers liquidity requirements and provides cash flow estimates. The Company reviews these policies quarterly.

      The Company's liquidity targets are intended to enable it to meet its day-to-day cash requirements. On a quarterly basis, the Company compares its total "liquifiable" assets to its total demand liabilities. Liquifiable assets comprise cash and assets that could quickly be converted to cash should the need arise. These assets include short-term investments and other current assets and investment-grade bonds. The Company's policy is to maintain a liquidity ratio in excess of 100%, and it did so throughout 1999. Based on its ongoing liquidity analyses, the Company believes that its available liquidity is more than sufficient to meet its liquidity needs.

OTHER MATTERS

      DEMUTUALIZATION

      On January 27, 1998, Sun Life (Canada) announced that its Board of Directors had requested that management develop a plan to demutualize. Demutualization would involve converting from a mutual structure, with ownership by policyholders, to a shareholder-owned company. It would provide that the ownership interest currently held by policyholders be distributed to them in the form of shares, without affecting their interests as policyholders. In
June 1999, the Sun Life (Canada)'s Board of Directors approved the demutualization timetable recommended by management, and on September 28, 1999, Sun Life (Canada)'s Board of Directors approved the demutualization plan. On December 6, 1999, Sun Life (Canada) received approval for its demutualization plan from the Michigan Commissioner of Insurance. At a Special Meeting on December 15, 1999, eligible policyholders of Sun Life (Canada) voted in favor of the Company's plans to demutualize. Sun Life (Canada) completed its demutualization on March 22, 2000 and its Initial Public Offering ("IPO") on March 29, 2000. The demutualization of Sun Life (Canada) is not expected to have any significant impact on the Company.

      SALE OF SUBSIDIARIES

      On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $34.0 million and the Company realized a post tax gain of $4.9 million.

      On October 29, 1999, the Company completed the sale of its wholly-owned subsidiary, New London Trust F.S.B. ("NLT"), for approximately $30.3 million to an unaffiliated party. The Company realized a post-tax gain of $13.2 million from this sale. This transaction is not expected to have a significant effect on the ongoing operations of the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.

      GENERAL

      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the Company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. The policy covers the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policies to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.

      TYPES OF MARKET RISKS

      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk; nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. (At year-end 1999, investment real estate holdings represented less than 4% of its total general account portfolio.) The management of interest rate risk exposure is discussed below.

      INTEREST RATE RISK MANAGEMENT

      The Company's fixed interest rate liabilities are primarily supported by well-diversified portfolios of fixed interest investments. They are also supported by holdings of real estate and floating rate notes. All of these fixed interest investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities ("MBS") and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in lever-aged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.

      Changes in the level of domestic interest rates affect the market value of fixed interest assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.

      Significant features of the Company's immunization models include:

    - an economic or market value basis for both assets and liabilities;

    - an option pricing methodology;

    - the use of effective duration and convexity to measure interest rate sensitivity;

    - the use of key rate durations to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.

      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.

      Asset strategies may include the use of Treasury futures or interest rate swaps to adjust the duration profiles for particular portfolios. All derivative transactions are conducted under written operating guidelines and are marked to market. Total positions and exposures are reported to the Board of Directors on a monthly basis. The counterparties to hedging transactions are major highly rated financial institutions, with respect to which the risk of the Company's incurring losses related to credit exposures is considered remote.

      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1999 had a fair value of $1,024.6 million. Fixed income investments supporting those liabilities had a fair value of $2,072.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1999. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $30.6 million and the corresponding assets would show a net decrease of $80.5 million.

      By comparison, liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $1,538.3 million. Fixed income investments supporting those liabilities had a fair value of $2,710.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $46.3 million and the corresponding assets would show a net decrease of $113.2 million.

      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.

      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.

REINSURANCE

      The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements in 1999 had the effect of decreasing net income from operations by approximately $1,527,000.

      Effective January 1, 1991, the Company entered into an agreement with Sun Life (Canada) under which certain individual life insurance contracts issued by Sun Life (Canada) were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991 the Company entered into an agreement with Sun Life (Canada) which provides that Sun Life (Canada) will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000 for the year ended December 31, 1998. The Company terminated these agreements effective October 1, 1998, resulting in an increase in income from operations in 1998 of $65,679,000 which included a cash settlement.

      The Company has also executed reinsurance agreements with unrelated companies which provide reinsurance of certain individual life insurance contracts on a modified coinsurance basis under which all deficiency reserves are ceded. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999.

      During 1999, the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

RESERVES

      In accordance with the life insurance laws and regulations under which the Company operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves compounded annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements, these reserves are determined in accordance with statutory regulations.

INVESTMENTS


      Of the Company's total assets of $19.9 billion at December 31, 1999, 88.1% ($17.6 billion) consisted of unitized and non-unitized separate account assets, 6.1% ($1.2 billion) was invested in bonds and similar securities, 2.7%
($528.9 million) was invested in mortgages, 0.4% ($75.3 million) was invested in subsidiaries, 0.4% ($94.8 million) was invested in real estate, and the remaining 2.3% ($456.1 million) was invested in cash and other assets.


COMPETITION

      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. According to a 1999 statistical study published by A.M. Best, the Company ranked 36th among North American life insurance companies based upon total assets as of December 31, 1998.

EMPLOYEES


      The Company and Sun Life (Canada) have entered into a service agreement which provides that the latter will furnish the Company, as required, with personnel as well as certain services and facilities on a cost reimbursement basis. As of March 31, 2000, the Company had 385 direct employees who are employed at its Principal Executive Office in Wellesley Hills, Massachusetts and at its Retirement Products and Services Division in Boston, Massachusetts.


PROPERTIES

      The Company occupies office space owned by it and leased to Sun Life (Canada), and certain unrelated parties for lease terms not exceeding 5 years. The Company also occupies office space which it leases from unaffiliated parties for various lease terms.

STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 1999 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1999, 1998 and 1997 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 1999 are included in the Statement of Additional Information.

                            ------------------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                                 1999                1998
                                                                 ----                ----
ADMITTED ASSETS
    Bonds                                                     $ 1,221,970         $ 1,763,468
    Common stocks                                                  75,283             128,445
    Mortgage loans on real estate                                 528,911             535,003
    Properties acquired in satisfaction of debt                    15,641              17,207
    Investment real estate                                         79,182              78,021
    Policy loans                                                   40,095              41,944
    Cash and short-term investments                               316,971             265,226
    Other invested assets                                          67,938              64,177
    Investment income due and accrued                              25,303              35,706
    Federal income tax recoverable and interest thereon                --               1,110
    Other assets                                                    5,807               1,928
                                                              -----------         -----------
    General account assets                                      2,377,101           2,932,235
    Separate account assets
      Unitized                                                 15,490,328          11,774,745
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total admitted assets                                     $19,948,155         $16,902,621
                                                              ===========         ===========
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 1,153,642         $ 1,216,107
    Supplementary contracts                                         3,182               1,885
    Policy and contract claims                                        962                 369
    Liability for premium and other deposit funds                 564,820           1,000,875
    Surrender values on cancelled policies                             16                   5
    Interest maintenance reserve                                   41,771              40,490
    Commissions to agents due or accrued                            3,253               2,615
    General expenses due or accrued                                14,055               5,932
    Transfers from Separate Accounts due or accrued              (467,619)           (361,863)
    Taxes, licenses and fees due or accrued, excluding FIT            379                 401
    Federal income taxes due or accrued                            89,031              25,019
    Unearned investment income                                         22                  23
    Amounts withheld or retained by company as agent or
      trustee                                                        (442)                529
    Remittances and items not allocated                             1,078               5,176
    Asset valuation reserve                                        44,071              44,392
    Payable to parent, subsidiaries, and affiliates                26,284              30,381
    Payable for securities                                             --                 428
    Other liabilities                                              16,674               9,770
                                                              -----------         -----------
    General account liabilities                                 1,491,179           2,022,534
    Separate account liabilities:
      Unitized                                                 15,489,908          11,774,522
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total liabilities                                          19,061,813          15,992,697
                                                              -----------         -----------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                            5,900               5,900
                                                              -----------         -----------
    Surplus notes                                                 565,000             565,000
    Gross paid in and contributed surplus                         199,355             199,355
    Unassigned funds                                              116,087             139,669
                                                              -----------         -----------
    Surplus                                                       880,442             904,024
                                                              -----------         -----------
    Total common capital stock and surplus                        886,342             909,924
                                                              -----------         -----------
    Total liabilities, capital stock and surplus              $19,948,155         $16,902,621
                                                              ===========         ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                              1999         1998         1997
                                                              ----         ----         ----
INCOME:
    Premiums and annuity considerations                    $   69,492   $  210,198   $  254,066
    Deposit-type funds                                      2,598,265    2,140,604    2,155,297
    Considerations for supplementary contracts without
      life contingencies and dividend accumulations             3,461        2,086        1,615
    Net investment income                                     167,035      184,532      270,249
    Amortization of interest maintenance reserve                3,702        2,282        1,166
    Income from fees associated with investment
      management and administration and contract
      guarantees from Separate Account                        173,417      141,211      109,757
    Net gain from operations from Separate Account                 61           --            5
    Other income                                               24,554       87,364      102,889
                                                           ----------   ----------   ----------
    Total Income                                            3,039,987    2,768,277    2,895,044
                                                           ----------   ----------   ----------
BENEFITS AND EXPENSES:
    Death benefits                                              4,386       15,335       17,284
    Annuity benefits                                          155,387      153,636      148,135
    Disability benefits and benefits under accident and
      health policies                                              --          104          132
    Surrender benefits and other fund withdrawals           2,313,179    1,933,833    1,854,004
    Interest on policy or contract funds                          237         (140)         699
    Payments on supplementary contracts without life
      contingencies and dividend accumulations                  2,345        2,528        1,687

    Increase (decrease) in aggregate reserves for life
      and accident and health policies and contracts          (62,465)    (972,135)     127,278
    Decrease in liability for premium and other deposit
      funds                                                  (436,055)    (449,831)    (447,603)
    Increase (decrease) in reserve for supplementary
      contracts without life contingencies and for
      dividend and coupon accumulations                         1,296         (362)          42
                                                           ----------   ----------   ----------
    Total Benefits                                          1,978,310      682,968    1,701,658
                                                           ----------   ----------   ----------
    Commissions on premiums and annuity considerations
      (direct business only)                                  155,381      137,718      132,700
    Commissions and expense allowances on reinsurance
      assumed                                                      --       13,032       17,951
    General insurance expenses                                 75,046       58,132       46,624
    Insurance taxes, licenses and fees, excluding federal
      income taxes                                              8,710        7,388        8,267
    Increase (decrease) in loading on and cost of
      collection in excess of loading on deferred and
      uncollected premiums                                         --       (1,663)         523
    Net transfers to Separate Accounts                        727,811      722,851      844,130
    Reserve and fund adjustments on reinsurance
      terminated                                                   --    1,017,112           --
                                                           ----------   ----------   ----------
    Total Benefits and Expenses                            $2,945,258   $2,637,538   $2,751,853
                                                           ----------   ----------   ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF OPERATIONS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                            1999             1998             1997
                                                            ----             ----             ----
  Net gain from operations before dividends to
    policyholders and federal income tax expense          $94,729          $130,739         $143,191
  Dividends to policyholders                                   --            (5,981)          33,316
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and before federal income tax
    expense                                                94,729           136,720          109,875
  Federal income tax expense, (excluding tax on
    capital gains)                                         24,479            11,713            7,339
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and federal income taxes and
    before realized capital gains                          70,250           125,007          102,536
  Net realized capital gains less capital gains
    tax and transferred to the Interest
    Maintenance Reserve                                    20,108               394           26,706
                                                          -------          --------         --------
NET INCOME                                                $90,358          $125,401         $129,242
                                                          =======          ========         ========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                                1999           1998           1997
                                                                ----           ----         --------
Capital and Surplus, Beginning of Year                        $909,924       $832,695       $567,143
                                                              --------       --------       --------
  Net Income                                                    90,358        125,401        129,242
  Change in net unrealized capital gains (losses)              (36,111)          (384)         1,152
  Change in non-admitted assets and related items                1,715         (1,086)          (463)
  Change in reserve due to change in valuation basis                               --         39,016
  Change in asset valuation reserve                                320          3,213          6,307
  Surplus (contributed to) withdrawn from Separate
    Accounts during period                                         136             82             --
  Other changes in surplus in Separate Accounts
    Statements                                                      --             10             --
  Change in surplus notes                                           --             --        250,000
  Dividends to stockholders                                    (80,000)       (50,000)      (159,722)
  Aggregate write-ins for gains and (losses) in surplus             --             (7)            20
                                                              --------       --------       --------
  Net change in capital and surplus for the year               (23,582)        77,229        265,552
                                                              --------       --------       --------
Capital and Surplus, End of Year                              $886,342       $909,924       $832,695
                                                              ========       ========       ========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                          1999              1998              1997
                                                          ----              ----              ----
Cash Provided by Operations:
  Premiums, annuity considerations and deposit
    funds received                                     $ 2,667,756       $ 2,361,669       $ 2,410,919
  Considerations for supplementary contracts and
    dividend accumulations received                          3,461             2,086             1,615
  Net investment income received                           225,038           236,944           345,279
  Fees associated with investment management,
    administration, and contract guarentees from
    Separate Accounts                                      173,417           141,211                --
  Other income received                                     24,555           111,936           208,223
                                                       -----------       -----------       -----------
Total receipts                                           3,094,227         2,853,846         2,966,036
                                                       -----------       -----------       -----------
  Benefits paid (other than dividends)                   2,474,693         2,107,736         2,020,747
  Insurance expenses and taxes paid (other than
    federal income and capital gains taxes)                230,744           217,023           203,650
  Net cash transferred to Separate Accounts                833,567           800,636           895,465
  Dividends paid to policyholders                               --            26,519            28,316
  Federal income tax payments
    (recoveries),(excluding tax on capital
    gains)                                                 (40,644)           46,965             1,397
  Other--net                                                   237              (138)              698
                                                       -----------       -----------       -----------
Total payments                                           3,498,597         3,198,741         3,150,273
                                                       -----------       -----------       -----------
Net cash used in operations                               (404,370)         (344,895)         (184,237)
                                                       -----------       -----------       -----------
  Proceeds from long-term investments sold,
    matured or repaid (after deducting taxes on
    capital gains (losses) of $(1,768) for 1999,
    $2,038 for 1998, and $750 for 1997)                  1,065,307         1,261,396         1,343,803
  Issuance of surplus notes                                     --                --           250,000
  Other cash provided (used)                                13,797           (40,529)           71,095
                                                       -----------       -----------       -----------
Total cash provided                                      1,079,104         1,220,867         1,664,898
                                                       -----------       -----------       -----------
Cash Applied:
  Cost of long-term investments acquired                  (484,417)         (967,901)         (773,783)
  Other cash applied                                      (138,572)         (187,263)         (310,519)
                                                       -----------       -----------       -----------
Total cash applied                                        (622,989)       (1,155,164)       (1,084,302)
Net change in cash and short-term investments               51,745          (279,192)          396,359
Cash and short-term investments:
Beginning of year                                          265,226           544,418           148,059
                                                       -----------       -----------       -----------
End of year                                            $   316,971       $   265,226       $   544,418
                                                       ===========       ===========       ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), a mutual insurance company.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are confirmed retrospectively. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through the Interest Maintenance Reserve (IMR). Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $467,619,000 in 1999 and $361,863,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES

The Company owns all of the outstanding shares of the following subsidiaries:

Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") is engaged in the sale of individual fixed and variable annuity contracts and group life and group long term disability insurance contracts in the State of New York;

Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), is a registered broker-dealer;

Sun Life Financial Services Limited ("SLFSL"), serves as the marketing administrator for the distribution of the offshore products of SLOC (Bermuda branch), an affiliate;

Sun Benefit Services Company, Inc. ("Sunbesco") receives renewal commissions on a disability product and is currently inactive;

Sun Capital Advisers, Inc. ("Sun Capital") is a registered investment adviser;

Sun Life Finance Corporation ("Sunfinco") is a finance company and currently inactive;

Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1") is a special purpose corporation engaging in activities incidental to securitizing mortgage loans;

Clarendon Insurance Agency, Inc. ("Clarendon") is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates;

Sun Life Information Services Ireland Limited ("SLISL") is an offshore technology services center for affiliates.

On October 29,1999, the Company sold New London Trust F.S.B. ("NLT") to an unaffiliated party for $30,254,000. The Company realized a post tax gain of $13,170,000.

On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $33,965,000. The Company realized a post tax gain of $4,900,000.

The impact of the sales of NLT and MCIC on continuing operations of the Company is not expected to be material.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"), a registered investment adviser. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED)
During 1999, 1998, and 1997, the Company contributed capital in the following amounts to its subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
MCIC                                                          $    --    $    --    $ 2,000
SLFSL                                                           1,000        750      1,000
SPE 97-1                                                           --         --     20,377
Sundisco                                                       19,000     10,000         --
Sun Capital                                                        --        500         --
Clarendon                                                          --         10         --
SLISL                                                              --        502         --

During 1999, 1998, and 1997, the Company received dividends from the following subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
SUN Life (N.Y.)                                               $ 6,500    $ 3,000    $    --
NLT                                                            19,319         --      7,500
MFS                                                                --         --     33,110
SPE 97-1                                                           --        675         --
SUNDISCO                                                           --         --        571

Summarized combined financial information of the Company's subsidiaries as of December 31, 1999, 1998 and 1997 and for the years then ended, follows:

                                                                      DECEMBER 31,
                                                         ---------------------------------------
                                                            1999          1998          1997
                                                         -----------   -----------   -----------
                                                                     (IN THOUSANDS)
Assets                                                   $   877,939   $ 1,315,317   $ 1,190,951
Liabilities                                                 (802,656)   (1,186,872)   (1,073,966)
                                                         -----------   -----------   -----------
Total net assets                                         $    75,283   $   128,445   $   116,985
                                                         ===========   ===========   ===========
Total revenues                                           $    82,443   $   222,853   $   750,364
Operating expenses                                           (90,318)     (221,933)     (646,896)
Income tax expense                                             3,249        (1,222)      (43,987)
                                                         -----------   -----------   -----------
Net income (loss)                                        $    (4,626)  $      (302)  $    59,481
                                                         ===========   ===========   ===========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS

Investments in debt securities are as follows:

                                                                  DECEMBER 31, 1999
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $   78,161    $  2,091     $ (2,454)   $   77,798
    States, provinces and political subdivisions      20,428          69          (57)       20,440
    Public utilities                                 181,466       6,854       (5,907)      182,413
    Transportation                                   188,285       7,689       (2,709)      193,265
    Finance                                           88,517       4,631         (518)       92,630
    All other corporate bonds                        665,113      18,353      (17,152)      666,314
                                                  ----------    --------     --------    ----------
        Total long-term bonds                      1,221,970      39,687      (28,797)    1,232,860
                                                  ----------    --------     --------    ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                               312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
        Total short-term bonds                       312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
Total bonds                                       $1,534,555    $ 39,687     $(28,797)   $1,545,445
                                                  ==========    ========     ========    ==========

                                                                  DECEMBER 31, 1998
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $  140,417    $  7,635     $  (177)    $  147,875
    States, provinces and political subdivisions      16,632       2,219          --         18,851
    Public utilities                                 397,670      38,740        (238)       436,172
    Transportation                                   197,207      22,481         (18)       219,670
    Finance                                          144,958      12,542        (494)       157,006
    All other corporate bonds                        866,584      50,814      (6,419)       910,979
                                                  ----------    --------     -------     ----------
        Total long-term bonds                      1,763,468     134,431      (7,346)     1,890,553
                                                  ----------    --------     -------     ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                                43,400          --          --         43,400
    Affiliates                                       220,000          --          --        220,000
                                                  ----------    --------     -------     ----------
        Total short-term bonds                       263,400          --          --        263,400
                                                  ----------    --------     -------     ----------
Total bonds                                       $2,026,868    $134,431     $(7,346)    $2,153,953
                                                  ==========    ========     =======     ==========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS (CONTINUED)
The amortized cost and estimated fair value of bonds at December 31, 1999 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                 DECEMBER 31, 1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                 COST      FAIR VALUE
                                                                 ----      ----------
                                                                  (IN THOUSANDS)
Maturities:
    Due in one year or less                                   $  376,761   $  376,823
    Due after one year through five years                        184,077      182,788
    Due after five years through ten years                       259,042      263,321
    Due after ten years                                          542,678      543,301
                                                              ----------   ----------
                                                               1,362,558    1,366,233
    Mortgage-backed securities                                   171,997      179,212
                                                              ----------   ----------
Total bonds                                                   $1,534,555   $1,545,445
                                                              ==========   ==========

Proceeds from sales and maturities of investments in debt securities during 1999, 1998, and 1997 were $740,081,000, $1,016,811,000 and $980,264,000, gross gains were $7,688,000, $17,025,000, and $10,732,000 and gross losses were
$4,477,000, $866,000, and $2,446,000, respectively.

Bonds included above with an amortized cost of approximately $2,604,000, $2,572,000, and $2,578,000 at December 31, 1999, 1998 and 1997, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentrations of credit risk in its portfolio.

4.  SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities on loan as of December 31, 1999, 1998 or 1997. Income resulting from this program was $20,000, $94,000, and $200,000 for the years ended
December 31, 1999, 1998 and 1997, respectively.

5.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

5.  MORTGAGE LOANS (CONTINUED)
The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       1998
                                                                ----       ----
                                                                (IN THOUSANDS)
California                                                    $ 72,693   $ 82,397
Massachusetts                                                   38,083     53,528
Michigan                                                        32,941     34,357
New York                                                        22,912     21,190
Ohio                                                            31,914     36,171
Pennsylvania                                                    92,825     93,587
Washington                                                      30,265     36,548
All other                                                      207,278    177,225
                                                              --------   --------
                                                              $528,911   $535,003
                                                              ========   ========

The Company has restructured mortgage loans totaling $15,644,000 and $30,743,000 and corresponding allowances for losses of $1,043,000 and $2,120,000 at December 31, 1999 and 1998, respectively.

On December 22, 1999, the Company acquired 28 mortgages from SLOC at a cost of $118,091,637. The Company in turn sold a 90% participation in these 28 plus an additional 11 existing mortgage loans to a third party as part of two mortgage participation agreements, for which the Company received proceeds of $146,974,851.

The Company has outstanding mortgage loan commitments on real estate totaling $2,384,000 and $18,005,000 at December 31, 1999 and 1998, respectively.

6.  INVESTMENT GAINS AND LOSSES

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                         $     70   $ 5,659    $ 2,882
Common stock of affiliates                                      15,290        --     21,195
Common stocks                                                       --        48         --
Mortgage loans                                                     787     2,374      3,837
Real estate                                                       (481)      955      2,912
Other invested assets                                               --    (3,827)      (717)
                                                              --------   -------    -------
Subtotal                                                        15,666     5,209     30,109
Capital gains tax expense (benefit)                             (4,442)    4,815      3,403
                                                              --------   -------    -------
Total                                                         $ 20,108   $   394    $26,706
                                                              ========   =======    =======
Changes in unrealized gains (losses):
Bonds                                                         $ (6,689)  $    --    $    --
Common stock of affiliates                                     (30,966)     (302)    (2,894)
Mortgage loans                                                      83    (1,312)     1,524
Real estate                                                      1,461       403      3,377
Other invested assets                                               --       827       (855)
                                                              --------   -------    -------
Total                                                         $(36,111)  $  (384)   $ 1,152
                                                              ========   =======    =======

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)
Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $4,965,000 in 1999, $8,943,000 in 1998, and $6,321,000 in 1997. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Interest income from bonds                                    $128,992   $167,436   $188,924
Income from investment in common stock of affiliates            25,819      3,675     41,181
Interest income from mortgage loans                             50,327     53,269     76,073
Real estate investment income                                   15,696     15,932     17,161
Interest income from policy loans                                3,118      2,881      3,582
Other investment income (loss)                                  (1,700)      (641)      (193)
                                                              --------   --------   --------
Gross investment income                                        222,252    242,552    326,728
                                                              --------   --------   --------
Interest on surplus notes and notes payable                    (43,266)   (44,903)   (42,481)
Investment expenses                                            (11,951)   (13,117)   (13,998)
                                                              --------   --------   --------
Net investment income                                         $167,035   $184,532   $270,249
                                                              ========   ========   ========

8.  DERIVATIVES

The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates and foreign currency exchange rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and currency and interest rate swap agreements structured as forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1999 and 1998, there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.  DERIVATIVES (CONTINUED)
The Company's open positions are as follows:

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1999
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $20,000            $249
Foreign currency swap                                                  648             113

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1998
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $45,000            $508
Foreign currency swap                                                1,178             263

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                1999           1998
                                                                ----           ----
                                                                  (IN THOUSANDS)
Lease contracts receivable                                    $ 69,766       $ 78,937
Less non-recourse debt                                         (69,749)       (78,920)
                                                              --------       --------
Net receivable                                                      17             17
Estimated residual value of leased assets                       41,150         41,150
Less unearned and deferred income                               (7,808)        (8,932)
                                                              --------       --------
Investment in leveraged leases                                  33,359         32,235
Less fees                                                         (113)          (138)
                                                              --------       --------
Net investment in leveraged leases                            $ 33,246       $ 32,097
                                                              ========       ========

The net investment is included in "Other invested assets" on the balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,527,000, $2,128,000 and $1,381,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997, SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, and $37,050,000 for the years ended December 31, 1998 and 1997, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                 YEARS ENDED DECEMBER 31,
                                                           ------------------------------------
                                                              1999         1998         1997
                                                              ----         ----         ----
                                                                      (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues          $2,874,513   $2,377,364   $2,340,733
    Net investment income and realized gains                  190,845      187,208      298,120
                                                           ----------   ----------   ----------
    Subtotal                                                3,065,358    2,564,572    2,638,853
                                                           ----------   ----------   ----------
Benefits and Expenses:
    Policyholder benefits                                   2,709,712    2,312,247    2,350,354
    Other expenses                                            239,282      203,238      187,591
                                                           ----------   ----------   ----------
    Subtotal                                                2,948,994    2,515,485    2,537,945
                                                           ----------   ----------   ----------
Income from operations                                     $  116,364   $   49,087   $  100,908
                                                           ==========   ==========   ==========

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999, $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997.

During 1999 the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE (CONTINUED)
The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                 DECEMBER 31, 1999
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,346,853        13
    At market value                                            15,010,696        81
    At book value less surrender charges (surrender charge
      >5%)                                                         45,722        --
    At book value (minimal or no charge or adjustment)            104,539         1
Not subject to discretionary withdrawal provision               1,015,108         5
                                                              -----------       ---
Total annuity actuarial reserves and deposit liabilities      $18,522,918       100
                                                              ===========       ===

                                                                 DECEMBER 31, 1998
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,896,529       19
    At market value                                            11,368,059       73
    At book value less surrender charges (surrender charge
      >5%)                                                         62,404       --
    At book value (minimal or no charge or adjustment)            111,757        1
Not subject to discretionary withdrawal provision               1,055,642        7
                                                              -----------      ---
Total annuity actuarial reserves and deposit liabilities      $15,494,391      100
                                                              ===========      ===

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

12. SEGMENT INFORMATION (CONTINUED)
The following amounts pertain to the various business segments:

                                                                                    FEDERAL
                                              TOTAL          TOTAL        PRETAX     INCOME       TOTAL
                                             REVENUES    EXPENDITURES*    INCOME      TAX        ASSETS
                                            ----------   -------------   --------   --------   -----------
                                                                    (IN THOUSANDS)
    1999
Protection                                  $   33,236     $   41,030    $ (7,794)  $ (2,661)  $   136,127
Wealth Management                            2,979,450      2,898,158      81,292     18,593    19,015,394
Corporate                                       27,301          6,070      21,231      8,547       796,634
                                            ----------     ----------    --------   --------   -----------
    Total                                   $3,039,987     $2,945,258    $ 94,729   $ 24,479   $19,948,155
                                            ----------     ----------    --------   --------   -----------
      1998
Protection                                  $  229,710     $  144,800    $ 84,910   $ (4,148)  $   199,683
Wealth Management                            2,527,608      2,483,715      43,893     12,486    16,123,905
Corporate                                       10,959          3,042       7,917      3,375       579,033
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,768,277     $2,631,557    $136,720   $ 11,713   $16,902,621
                                            ----------     ----------    --------   --------   -----------
      1997
Protection                                  $  304,141     $  272,333    $ 31,808   $ 13,825   $ 1,143,697
Wealth Management                            2,533,006      2,507,592      25,414     10,667    14,043,221
Corporate                                       57,897          5,244      52,653    (17,153)      738,439
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,895,044     $2,785,169    $109,875   $  7,339   $15,925,357
                                            ----------     ----------    --------   --------   -----------

------------------------

* Total expenditures includes dividends to policyholders of $0 for 1999, $(5,981) for 1998, and $33,316 for 1997.

13. RETIREMENT PLANS

The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension obligation was $1,914,000, and $1,178,000 at December 31, 1999 and 1998, respectively. The Company's share of net periodic pension cost was $736,000, $586,000, and $146,000 for 1999, 1998 and 1997, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $284,000, $231,000, and $259,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by this method, however the net effect decreased income by $185,000, $95,000, and $117,000, for the years ended December 31, 1999, 1998, and 1997, respectively. The Company's post-retirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other post-retirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                         1999       1998       1999       1998
                                                       --------   --------   --------   --------
                                                                    (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year            $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                          5,632      4,506        413        240
    Interest cost                                         6,952      6,452        845        673
    Actuarial loss (gain)                               (21,480)    21,975      1,048        308
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Benefit obligation at end of year                      $ 99,520   $110,792   $ 12,217   $ 10,419
                                                       ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year            $  9,125   $  5,094   $    416   $    385
    Benefit obligation at end of year                  $  8,816   $  9,125   $    743   $    416
Change in plan assets:
    Fair value of plan assets at beginning of year     $151,575   $136,610   $     --   $     --
    Actual return on plan assets                          9,072     16,790         --         --
    Employer contribution                                    --         --        508        647
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Fair value of plan assets at end of year               $158,271   $151,575   $     --   $     --
                                                       ========   ========   ========   ========
Funded status                                          $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                  (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)              (22,617)   (24,674)       140        185
Unrecognized prior service cost                           7,081      7,661         --         --
                                                       --------   --------   --------   --------
Prepaid (accrued) benefit cost                         $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                       ========   ========   ========   ========
The Company's share of accrued benefit cost            $ (1,914)  $ (1,178)  $   (381)  $   (195)
Weighted-average assumptions as of December 31:
    Discount rate                                         7.50%      6.75%      7.50%      6.75%
    Expected return on plan assets                        8.75%      8.00%        N/A        N/A
    Rate of compensation increase                         4.50%      4.50%        N/A        N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                             PENSION BENEFITS       OTHER BENEFITS
                                                              1999       1998       1999       1998
                                                            --------   --------   --------   --------
                                                                         (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                            $  5,632   $ 4,506     $  413     $  240
    Interest cost                                              6,952     6,452        845        673
    Expected return on plan assets                           (12,041)  (10,172)        --         --
    Amortization of transition obligation (asset)             (2,056)   (2,056)        45         45
    Amortization of prior service cost                           580       580         --         --
    Recognized net actuarial (gain) loss                        (554)     (677)       164        (20)
                                                            --------   -------     ------     ------
Net periodic benefit cost                                   $ (1,487)  $(1,367)    $1,467     $  938
                                                            ========   =======     ======     ======
    The Company's share of net periodic benefit cost        $    736   $   586     $  185     $   95
                                                            ========   =======     ======     ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                        (IN THOUSANDS)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                        2,754               (2,279)

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1999
                                            --------------------------------------
                                            CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                            ---------------   --------------------
                                                        (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                   $1,534,555          $1,545,445
Mortgages                                         528,911             526,608
Derivatives                                            --                 362
Other Invested Assets                              67,938              67,938
Policy loans                                       40,095              40,095

LIABILITIES:
Insurance reserves                             $  120,536          $  120,536
Individual annuities                              247,619             238,229
Pension products                                  661,806             665,830

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                             1998
                                            --------------------------------------
                                            CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                            ---------------   --------------------
                                                        (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                   $2,026,868          $2,153,953
Mortgages                                         535,003             556,143
Derivatives                                            --                 771
Policy loans                                       41,944              41,944

LIABILITIES:
Insurance reserves                             $  121,100          $  121,100
Individual annuities                              274,448             271,849
Pension products                                1,104,489           1,145,351

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

15. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                  YEARS ENDED DECEMBER 31,
                                                                 1999                  1998
                                                          -------------------   -------------------
                                                            AVR        IMR        AVR        IMR
                                                            ---        ---        ---        ---
                                                                       (IN THOUSANDS)
Balance, beginning of year                                $44,392    $40,490    $47,605    $33,830
Net realized investment gains, net of tax                   9,950      4,983        256      8,942
Amortization of net investment gains                           --     (3,702)        --     (2,282)
Unrealized investment losses                               (9,705)        --     (6,550)        --
Required by formula                                          (566)        --      3,081         --
                                                          -------    -------    -------    -------
Balance, end of year                                      $44,071    $41,771    $44,392    $40,490
                                                          =======    =======    =======    =======

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

16. FEDERAL INCOME TAXES

The Company, its subsidiaries and certain other affiliates file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $3,000,000, $48,144,000, and $31,000,000 for the years ended December 31, 1999, 1998 and
1997, respectively.

The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)

On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

The Company accrued $4,259,000 and $4,259,000 for interest on surplus notes for the years ended December 31, 1999 and 1998, respectively.

The Company expensed $43,266,000, $44,903,000, and $42,481,000 for interest on surplus notes and notes payable for the years ended December 31, 1999, 1998 and 1997, respectively.

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company on December 22, 1998 at an interest rate of 5.55% due February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased $200,000,000 of notes from MFS.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED)
On December 31, 1998, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21,1999.

B.  STOCKHOLDER DIVIDENDS

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Delaware is subject to restrictions relating to statutory surplus. In 1999, a dividend in the amount of $80,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Board of Directors, but did not require approval of the Insurance Commissioner. In 1998, a dividend in the amount of $50,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Insurance Commissioner and the Board of Directors. On December 24, 1997 the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. This dividend was approved by the Insurance Commissioner and the Board of Directors.

C.  SERVICE AGREEMENTS

The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $28,700,000 in 1999, $16,344,000 in 1998, and $15,997,000 in 1997.

The Company leases office space to SLOC under lease agreements with terms expiring in December, 2004 and options to extend the terms for each of twelve successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1999 amounted to approximately $6,943,000.

18. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999, 1998 and 1997.

19. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred it it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

19. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)
The Company incurred guaranty fund assessments of approximately $3,500,000, $3,500,000, and $3,083,000 in 1999, 1998 and 1997, respectively.

20. ACCOUNTING POLICIES AND PRINCIPLES

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following items. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 10, 2000

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:    Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

    Please send me a Statement of Additional Information for MFS Regatta Gold Variable and Fixed Annuity
     Sun Life of Canada (U.S.) Variable Account F.

Name
--------------------------------------------------------------

Address
--------------------------------------------------------------

--------------------------------------------------------------

City
------------------------------------
State
--------------
Zip
------

Telephone
----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as "Annuitants." If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

      *BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Issue Date" in the Contract.

* You specify these items on the Certificate Specifications page, and may change them, as we describe in this Prospectus.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES


      The following information should be read in conjunction with the Variable Account's financial statements appearing elsewhere in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.

                                                                                        YEAR ENDED
                                           PERIOD ENDED                                DECEMBER 31,
                                           DECEMBER 31,    --------------------------------------------------------------------
                                              1991*           1992         1993          1994          1995          1996
                                          --------------   ----------   -----------   -----------   -----------   -----------
BOND SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  11.5021   $   12.8402   $   14.9429   $   14.2064   $   18.8932
    End of period.......................     $11.5021      $  12.8402   $   14.9429   $   14.2064   $   18.8392   $   22.5700
  Units outstanding at end of period....      124,454       5,131,355    13,245,142    19,909,649    27,782,739    32,796,793
CAPITAL OPPORTUNITIES SERIES
  Unit Value:
    Beginning of period.................      --               --           --            --            --        $   10.0000**
    End of period.......................      --               --           --            --            --        $   10.9234
  Units outstanding at end of period....      --               --           --            --            --          1,520,787
EMERGING GROWTH SERIES
  Unit Value:
    Beginning of period                       --               --           --            --        $   10.0000** $   12.5675
    End of period.......................      --               --           --            --        $   12.5675   $   14.5136
  Units outstanding at end of period....      --               --           --            --          5,346,104    16,998,044
EMERGING MARKETS EQUITY SERIES
  Unit Value:
    Beginning of period.................      --               --           --            --            --        $   10.0000**
    End of period.......................      --               --           --            --            --        $    9.9199
  Units outstanding at end of period....      --               --           --            --            --            329,630
EQUITY INCOME SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
GLOBAL ASSET ALLOCATION SERIES
  Unit Value:
    Beginning of period.................      --               --           --        $   10.0000** $   10.0367   $   12.0393
    End of period.......................      --               --           --        $   10.0367   $   12.0393   $   13.7702
  Units outstanding at end of period....      --               --           --            299,210     2,141,041     5,539,010
GLOBAL GOVERNMENTS SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.6125   $   10.5161   $   12.3309   $   11.6151   $   13.2523
    End of period.......................     $10.6125      $  10.5161   $   12.3309   $   11.6151   $   13.2523   $   13.6780
  Units outstanding at end of period....       44,190       3,405,280     7,008,613     8,334,019     8,272,858     7,510,766
GLOBAL GROWTH SERIES
  Unit Value:
    Beginning of period.................      --               --       $   10.0000** $   10.6200   $   10.7803   $   12.3321
    End of period.......................      --               --       $   10.6200   $   10.7803   $   12.3321   $   13.7523
  Units outstanding at end of period....      --               --         1,778,644     9,182,555    11,421,691    13,989,946
GLOBAL TOTAL RETURN SERIES
  Unit Value:
    Beginning of period.................      --               --           --        $   10.0000** $   10.0195   $   11.6516
    End of period.......................      --               --           --        $   10.0195   $   11.6516   $   13.1290
  Units outstanding at end of period....      --               --           --            138,126     1,170,586     2,836,079
GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.3731   $   10.9166   $   11.6996   $   11.2891   $   13.0981
    End of period.......................     $10.3731      $  10.9166   $   11.6996   $   11.2891   $   13.0981   $   13.1252
  Units outstanding at end of period....      256,848       5,447,047    13,661,303    18,784,262    18,082,586    19,714,114
HIGH YIELD SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.0378   $   11.3864   $   13.2209   $   12.7475   $   14.7137
    End of period.......................     $10.0378      $  11.3864   $   13.2209   $   12.7475   $   14.7137   $   16.2674
  Units outstanding at end of period....        6,734       1,380,530     3,599,473     4,605,818     6,880,080     8,424,289
INTERNATIONAL GROWTH SERIES
  Unit Value:
    Beginning of period.................      --               --           --            --            --        $   10.0000**
    End of period.......................      --               --           --            --            --        $    9.7460
  Units outstanding at end of period....      --               --           --            --            --            564,742

                                                          YEAR ENDED
                                                         DECEMBER 31,
                                          -------------------------------------------
                                             1997            1998            1999
                                          -----------     -----------     -----------
BOND SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $   10.5921
    End of Period.......................      --          $   10.5921     $   10.2650
  Units outstanding at end of period....      --            1,182,239       2,085,322
CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of period.................  $   22.5700     $   27,4057     $   34.7871
    End of period.......................  $   27.4057     $   34.7871     $   45.4986
  Units outstanding at end of period....   35,528,897      37,500,481      32,846,090
CAPITAL OPPORTUNITIES SERIES
  Unit Value:
    Beginning of period.................  $   10.9234     $   13.7450     $   17.2085
    End of period.......................  $   13.7450     $   17.2085     $   25.0521
  Units outstanding at end of period....    6,175,224      10,262,282      12,845,672
EMERGING GROWTH SERIES
  Unit Value:
    Beginning of period                   $   14.5136     $   17.4544     $   23.0408
    End of period.......................  $   17.4544     $   23.0408     $   39.9489
  Units outstanding at end of period....   25,039,986      28,900,957      28,061,821
EMERGING MARKETS EQUITY SERIES
  Unit Value:
    Beginning of period.................  $    9.9199     $   10.8010     $    7.4615
    End of period.......................  $   10.8010     $    7.4615     $   11.2207
  Units outstanding at end of period....    2,159,228       2,147,348       2,761,034
EQUITY INCOME SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $   10.4065
    End of Period.......................      --          $   10.4065     $   10.9848
  Units outstanding at end of period....      --              528,238       1,301,166
GLOBAL ASSET ALLOCATION SERIES
  Unit Value:
    Beginning of period.................  $   13.7702     $   15.0565     $   15.8203
    End of period.......................  $   15.0565     $   15.8203     $   18.4932
  Units outstanding at end of period....    7,928,833       7,576,691       6,188,330
GLOBAL GOVERNMENTS SERIES
  Unit Value:
    Beginning of period.................  $   13.6780     $   13.3854     $   15.2422
    End of period.......................  $   13.3854     $   15.2422     $   14.2506
  Units outstanding at end of period....    6,127,641       5,048,219       3,941,088
GLOBAL GROWTH SERIES
  Unit Value:
    Beginning of period.................  $   13.7523     $   15.6398     $   17.6676
    End of period.......................  $   15.6398     $   17.6676     $   29.1523
  Units outstanding at end of period....   15,058,757      14,522,129      13,513,835
GLOBAL TOTAL RETURN SERIES
  Unit Value:
    Beginning of period.................  $   13.1290     $   14.7153     $   17.1741
    End of period.......................  $   14.7153     $   17.1741     $   18.3636
  Units outstanding at end of period....    4,676,853       5,354,633       4,907,545
GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of period.................  $   13.1252     $   14.0763     $   15.0941
    End of period.......................  $   14.0763     $   15.0941     $   14.5981
  Units outstanding at end of period....   20,508,844      23,218,234      23,230,411
HIGH YIELD SERIES
  Unit Value:
    Beginning of period.................  $   16.2674     $   18.1622     $   18.0207
    End of period.......................  $   18.1622     $   18.0207     $   18.9861
  Units outstanding at end of period....   11,699,195      14,190,817      12,537,119
INTERNATIONAL GROWTH SERIES
  Unit Value:
    Beginning of period.................  $    9.7480     $    9.4566     $    9.5047
    End of period.......................  $    9.4566     $    9.5047     $   12.6829
  Units outstanding at end of period....    2,390,056       3,290,043       3,187,799

                                                        (CONTINUED ON NEXT PAGE)

                                                                                        YEAR ENDED
                                           PERIOD ENDED                                DECEMBER 31,
                                           DECEMBER 31,    --------------------------------------------------------------------
                                              1991*           1992         1993          1994          1995          1996
                                          --------------   ----------   -----------   -----------   -----------   -----------
INTERNATIONAL GROWTH AND INCOME SERIES
  Unit Value:
    Beginning of period.................      --               --           --            --        $   10.0000** $   10.0942
    End of period.......................      --               --           --            --        $   10.0942   $   10.4404
  Units outstanding at end of period....      --               --           --            --            711,179     3,360,596
MANAGED SECTORS SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  11.7627   $   12.3521   $   12.6760   $   12.2606   $   15.9925
    End of period.......................     $11.7627      $  12.3521   $   12.6760   $   12.2606   $   15.9925   $   18,5452
  Units outstanding at end of period....       51,219       2,614,510     4,525,423     6,351,641     8,542,869    10,541,726
MASSACHUSETTS INVESTORS GROWTH
 STOCK SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.9605   $   11.4156   $   12.2052   $   11.9036   $   16.1344
    End of period.......................     $10.9605      $  11.4156   $   12.2052   $   11.9036   $   16.1344   $   19.9527
  Units outstanding at end of period....       85,141       2,557,065     6,412,270    10,979,711    16,712,586    26,199,975
MONEY MARKET SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.0370   $   10.2288   $   10.3527   $   10.5878   $   11.0111
    End of period.......................     $10.0370      $  10.2288   $   10.3527   $   10.5878   $   11.0111   $   11.3932
  Units outstanding at end of period....      417,559       4,101,024     6,055,673    14,774,386    17,186,041    27,275,583
NEW DISCOVERY SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
RESEARCH SERIES
  Unit Value:
    Beginning of period.................      --               --           --        $   10.0000** $    9.8615   $   13.3663
    End of period.......................      --               --           --        $    9.8615   $   13.3663   $   16.3209
  Units outstanding at end of period....      --               --           --            392,528     5,341,160    19,577,745
RESEARCH GROWTH AND INCOME
  Unit Value:
    Beginning of period.................      --               --           --            --            --            --
    End of period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
RESEARCH INTERNATIONAL SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
STRATEGIC GROWTH SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
STRATEGIC INCOME SERIES
  Unit Value:
    Beginning of Period.................      --               --           --            --            --            --
    End of Period.......................      --               --           --            --            --            --
  Units outstanding at end of period....      --               --           --            --            --            --
TOTAL RETURN SERIES
  Unit Value:
    Beginning of period.................     $10.0000      $  10.3042   $   11.0125   $   12.3142   $   11.8694   $   14.8406
    End of period.......................     $10.3042      $  11.0125   $   12.3142   $   11.8694   $   14.8406   $   16.6932
  Units outstanding at end of period....      280,202      12,952,314    32,979,812    48,270,556    53,091,748    59,508,016
UTILITIES SERIES
  Unit Value:
    Beginning of period.................      --               --       $   10.0000** $   10.0000   $    9.3739   $   12.2403
    End of period.......................      --               --       $   10.0000   $    9.3739   $   12.2403   $   14.5260
  Units outstanding at end of period....      --               --           279,796     2,273,439     3,410,047     4,671,192

                                                          YEAR ENDED
                                                         DECEMBER 31,
                                          -------------------------------------------
                                             1997            1998            1999
                                          -----------     -----------     -----------
INTERNATIONAL GROWTH AND INCOME SERIES
  Unit Value:
    Beginning of period.................  $   10.4404     $   10.9674     $   13.1538
    End of period.......................  $   10.9674     $   13.1538     $   15.2129
  Units outstanding at end of period....    4,441,911       5,214,558       4,509,596
MANAGED SECTORS SERIES
  Unit Value:
    Beginning of period.................  $   18.5452     $   22.9770     $   25.4406
    End of period.......................  $   22.9770     $   25.4406     $   46.5671
  Units outstanding at end of period....   11,326,719      11,245,144      11,032,465
MASSACHUSETTS INVESTORS GROWTH
 STOCK SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $   11.9635
    End of Period.......................      --          $   11.9635     $   16.0186
  Units outstanding at end of period....      --            4,121,518      11,985,320
MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value:
    Beginning of period.................  $   19.9527     $   25.9656     $   31.7109
    End of period.......................  $   25.9656     $   31.7109     $   33.5203
  Units outstanding at end of period....   40,709,531      51,880,765      49,201,899
MONEY MARKET SERIES
  Unit Value:
    Beginning of period.................  $   11.3932     $   11.8058     $   12.2282
    End of period.......................  $   11.8058     $   12.2282     $   12.6229
  Units outstanding at end of period....   21,463,139      29,387,086      28,447,843
NEW DISCOVERY SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $   10.5258
    End of Period.......................      --          $   10.5258     $   16.6274
  Units outstanding at end of period....      --              794,859       1,599,416
RESEARCH SERIES
  Unit Value:
    Beginning of period.................  $   16.3209     $   19.4490     $   23.7119
    End of period.......................  $   19.4490     $   23.7119     $   29.0316
  Units outstanding at end of period....   35,654,917      38,553,986      35,935,779
RESEARCH GROWTH AND INCOME
  Unit Value:
    Beginning of period.................  $   10.0000**   $   10.9235     $   13.1605
    End of period.......................  $   10.9235     $   13.1605     $   14.0374
  Units outstanding at end of period....      535,928       2,408,676       3,153,242
RESEARCH INTERNATIONAL SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $    9.3330
    End of Period.......................      --          $    9.3330     $   14.2620
  Units outstanding at end of period....      --              190,267       1,114,581
STRATEGIC GROWTH SERIES
  Unit Value:
    Beginning of Period.................      --              --          $   10.0625
    End of Period.......................      --              --          $   12.1979
  Units outstanding at end of period....      --              --              558,856
STRATEGIC INCOME SERIES
  Unit Value:
    Beginning of Period.................      --          $   10.0000**   $    9.9530
    End of Period.......................      --          $    9.9530     $   12.1979
  Units outstanding at end of period....      --              622,914         892,490
TOTAL RETURN SERIES
  Unit Value:
    Beginning of period.................  $   16.6932     $   20.0793     $   22.1273
    End of period.......................  $   20.0793     $   22.1273     $   22.4371
  Units outstanding at end of period....   66,303,467      71,102,020      62,923,966
UTILITIES SERIES
  Unit Value:
    Beginning of period.................  $   14.5260     $   19.0140     $   22.0489
    End of period.......................  $   19.0140     $   22.0489     $   28.5407
  Units outstanding at end of period....    6,101.638       9,023,102       9,588,408

----------------------------------
 * From November 18, 1991 (date of commencement of issuance of the Contracts) to December 31, 1991.
** Unit value on date of commencement of operations of the respective
   Sub-Account.

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

WITHDRAWAL CHARGE CALCULATION FOR CERTIFICATES WITH DATE OF COVERAGE ON OR AFTER NOVEMBER 1, 1994 WHICH CONTAIN THE CUMULATIVE WITHDRAWAL PROVISION:

FULL SURRENDER:

      Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant's Account, based on hypothetical Account Values.

         HYPOTHETICAL      FREE       PURCHASE    WITHDRAWAL   WITHDRAWAL
ACCOUNT    ACCOUNT      WITHDRAWAL    PAYMENTS      CHARGE       CHARGE
 YEAR       VALUE         AMOUNT     LIQUIDATED   PERCENTAGE     AMOUNT
-------  ------------   ----------   ----------   ----------   ----------
   1        $41,000      $ 4,000(a)   $37,000       6.00%        $2,220
   3        $52,000      $12,000(b)   $40,000       5.00%        $2,000
   7        $80,000      $28,000(c)   $40,000       3.00%        $1,200
   9        $98,000      $68,000(d)   $40,000       0.00%        $    0

------------------------

(a) The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment liquidated.

(b) In the third Account Year, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount).

(c) In the seventh Account Year, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d) In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

PARTIAL WITHDRAWAL:

      Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

     HYPOTHETICAL    PARTIAL        FREE       PURCHASE    WITHDRAWAL   WITHDRAWAL
       ACCOUNT      WITHDRAWAL   WITHDRAWAL    PAYMENTS      CHARGE       CHARGE
        VALUE         AMOUNT       AMOUNT     LIQUIDATED   PERCENTAGE     AMOUNT
     ------------   ----------   ----------   ----------   ----------   ----------
(a)     $64,000      $  9,000     $ 20,000     $      0       4.00%        $ 0
(b)     $56,000      $ 12,000     $ 11,000     $  1,000       4.00%        $40
(c)     $40,000      $ 15,000     $      0     $ 15,000       4.00%        $600

------------------------

(a) The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In the fifth Account Year, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(b) Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will liquidate Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c) The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being liquidated and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

WITHDRAWAL CHARGE CALCULATION FOR CERTIFICATES WITH DATE OF COVERAGE BEFORE NOVEMBER 1, 1994 AND CERTIFICATES ISSUED AFTER THAT DATE WHICH DO NOT CONTAIN THE CUMULATIVE WITHDRAWAL PROVISION.

      This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

 1      2        3         4         5          6
---  -------   ------   -------   --------   -------
  1  $ 1,000   $1,000   $     0    0%        $     0
  2    1,200    1,200         0     0              0
  3    1,400    1,280       120     3           3.60
  4    1,600        0     1,600     4          64.00
  5    1,800        0     1,800     4          72.00
  6    2,000        0     2,000     5         100.00
  7    2,000        0     2,000     5         100.00
  8    2,000        0     2,000     6         120.00
  9    2,000        0     2,000     6         120.00
     -------   ------   -------     ---      -------
     $15,000   $3,480   $11,520              $579.60
     =======   ======   =======              =======

EXPLANATION OF COLUMNS IN TABLE
  COLUMNS 1 AND 2:

      Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Account Year.

  COLUMN 3:

      Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

      a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

      b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

  COLUMN 4:

      Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

  COLUMN 5:

      Represents the withdrawal charge percentages imposed on the amounts in Column 4.

  COLUMN 6:

      Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

      For example, the withdrawal charge imposed on Payment 8
        = Payment 8, Column 4 X Payment 8, Column 5
       = $2,000 X 6%
       = $120

FULL SURRENDER:

      The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

      The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

      For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

PART 2--FIXED ACCOUNT--EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

      The MVA factor is:

              N/12
    1 + I
  ( ----- )             -1
    1 + J

      These examples assume the following:

        1) The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08.

                                            N/12
                                1 + l
 The MVA factor =           (   ------  )             -1
                                1 + J
                                            24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .08

                =           (.981) TO THE POWER OF 2 -1

                =           .963 -1

                =     -     .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

                                            N/12
                                1 + l
 The MVA factor =           (   ------  )             -1
                                1 + J
                                            24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .05

                =           (1.010) TO THE POWER OF 2 -1

                =           1.019 -1

                =           .019

      The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                     ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 1024
                                        BOSTON, MASSACHUSETTS 02103

                                        TELEPHONE:
                                        Toll Free (800) 752-7215

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
                                        Boston, Massachusetts 02116

GOLD-1 5/2000

                                                                 GOLD-1-5/00/15M

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2000

                                    PROFILE

                              MFS REGATTA PLATINUM
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE MFS REGATTA PLATINUM ANNUITY

      The MFS Regatta Platinum Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 26 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.


      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. We may also agree to other annuity options in our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. However, if you own a Contract issued in the State of Oregon, you may increase the value of your investment only during the first 3 Account Years, rather than at any time during the Accumulation Phase. We will not accept a purchase payment if your Account Value is over $1 million, or if the purchase payment would cause your Account Value to exceed $1 million, unless we have approved the payment in advance, and we will not accept any purchase payment as of the fourth Account Anniversary if you own a Contract issued in Oregon.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Series of the MFS/ Sun Life Series Trust:

Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Money Market Series
Equity Income Series                           New Discovery Series
Global Asset Allocation Series                 Research Series
Global Governments Series                      Research Growth and Income Series
Global Growth Series                           Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series

      Market conditions will determine the value of an investment in any Series. Each Series is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      During the first 5 years of a Contract, we impose an annual Account Fee equal to the lesser of $35 or 2% of the value of your Contract. After the fifth year, we may change this fee annually, but it will never exceed the lesser of $50 or 2% of the value of your Contract. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.



      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



NUMBER OF YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%



      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment (except that no Market Value Adjustment will apply to Contracts issued in California on or after October 8,
1999). This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current year, or to transfers as part of our dollar-cost averaging program.



      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Series, which range from 0.57% to 1.60% of the average net assets of the Series, depending upon which Series you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Series; without this agreement, Series expenses could be higher. Some of these arrangements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Series. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40% of your Account's daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses), plus an additional 0.10%, which is used to represent the $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.


                                                                                         EXAMPLES:
                                           TOTAL ANNUAL     TOTAL ANNUAL     TOTAL     TOTAL EXPENSES
                                             INSURANCE         SERIES        ANNUAL        AT END
SUB-ACCOUNT                                   CHARGES         EXPENSES      EXPENSES  1 YEAR  10 YEARS
-----------                               ---------------  ---------------  --------  ------  --------
Bond Series                                    1.50%            0.72%         2.22%     $78     $255
Capital Appreciation Series                    1.50%            0.76%         2.26%     $79     $260
Capital Opportunities Series                   1.50%            0.84%         2.34%     $79     $268
Emerging Growth Series                         1.50%            0.75%         2.25%     $78     $258
Emerging Markets Equity Series                 1.50%            1.60%         3.10%     $86     $341
Equity Income Series                           1.50%            0.92%         2.42%     $80     $276
Global Asset Allocation Series                 1.50%            0.89%         2.39%     $80     $273
Global Governments Series                      1.50%            0.90%         2.40%     $80     $274
Global Growth Series                           1.50%            1.01%         2.51%     $81     $285


                                                        (CONTINUED ON NEXT PAGE)

                                                                                         EXAMPLES:
                                           TOTAL ANNUAL     TOTAL ANNUAL     TOTAL     TOTAL EXPENSES
                                             INSURANCE         SERIES        ANNUAL        AT END
SUB-ACCOUNT                                   CHARGES         EXPENSES      EXPENSES  1 YEAR  10 YEARS
-----------                               ---------------  ---------------  --------  ------  --------
Global Total Return Series                     1.50%            0.89%         2.39%     $80     $273
Government Securities Series                   1.50%            0.61%         2.11%     $77     $244
High Yield Series                              1.50%            0.83%         2.33%     $79     $265
International Growth Series                    1.50%            1.23%         2.73%     $83     $306
International Growth and Income Series         1.50%            1.16%         2.66%     $82     $299
Managed Sectors Series                         1.50%            0.79%         2.29%     $79     $263
Massachusetts Investors Growth Stock           1.50%            0.83%         2.33%     $79     $267
 Series
Massachusetts Investors Trust Series           1.50%            0.59%         2.09%     $77     $242
Money Market Series                            1.50%            0.57%         2.07%     $77     $240
New Discovery Series                           1.50%            1.06%         2.56%     $81     $290
Research Series                                1.50%            0.75%         2.25%     $78     $258
Research Growth and Income Series              1.50%            0.86%         2.36%     $79     $270
Research International Series                  1.50%            1.23%         2.73%     $83     $306
Strategic Growth Series                        1.50%            1.00%         2.50%     $81     $284
Strategic Income Series                        1.50%            1.08%         2.58%     $82     $291
Total Return Series                            1.50%            0.69%         2.19%     $78     $252
Utilities Series                               1.50%            0.82%         2.32%     $79     $266


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.


      Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your Annuitant or any other Payee is required to include as gross income the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- 10% of all payments you have made in the last 7 years, plus any payment we have held for at least 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment (except that no Market Value Adjustment will apply to Contracts issued in California on or after October 8, 1999).

      8. PERFORMANCE


      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending on the investment performance of the Series you choose.


      The following chart shows total returns for investment in the Sub-Accounts where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.

                                                                         CALENDAR YEAR
                               --------------------------------------------------------------------------------------------------
 SUB-ACCOUNT                     1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
 -----------                   --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Bond Series                   (3.11)%     --        --        --        --        --        --        --        --        --
 Capital Appreciation Series    30.77%     26.86%   21.33%    19.70%    32.51%   (5.03)%    16.28%    11.53%    38.89%   (11.02)%
 Capital Opportunities Series   45.55%     25.13%   25.73%     --        --        --        --        --        --        --
 Emerging Growth Series         73.35%     31.94%   20.16%    15.38%     --        --        --        --        --        --
 Emerging Markets Equity
  Series                        50.35%   (31.00)%    8.78%     --        --        --        --        --        --        --
 Equity Income Series            5.54%     --        --        --        --        --        --        --        --        --
 Global Asset Allocation
  Series                        16.87%      5.00%    9.24%    14.28%    19.85%     --        --        --        --        --
 Global Governments Series     (6.52)%     13.80%  (2.24)%     3.11%    14.00%   (5.91)%    17.16%   (1.01)%    13.10%     11.67%
 Global Growth Series           64.97%     12.89%   13.63%    11.42%    14.29%     1.40%     --        --        --        --
 Global Total Return Series      6.90%     16.64%   11.98%    12.58%    16.19%     --        --        --        --        --
 Government Securities Series  (3.31)%      7.16%    7.15%     0.11%    15.92%   (3.61)%     7.07%     5.14%    14.17%      7.26%
 High Yield Series               5.34%    (0.86)%   11.55%    10.46%    15.32%   (3.68)%    16.01%    13.34%    45.49%   (15.65)%
 International Growth Series    33.41%      0.43%  (3.09)%     --        --        --        --        --        --        --
 International Growth and
  Income Series                 15.63%     19.86%    4.95%     3.33%     --        --        --        --        --        --
 Managed Sectors Series         83.01%     10.70%   23.80%    15.86%    30.34%   (3.38)%     2.52%     4.91%    59.67%   (11.80)%
 Massachusetts Investors
  Growth Stock Series           33.87%     --        --        --        --        --        --        --        --        --
 Massachusetts Investors
  Trust Series                   5.68%     22.05%   30.04%    23.57%    35.44%   (2.57)%     6.82%     4.05%    34.87%    (4.86)%
 Money Market Series             3.21%      3.50%    3.52%     3.37%     3.90%     2.17%     1.11%     1.81%     4.23%      6.26%
 New Discovery Series           57.94%     --        --        --        --        --        --        --        --        --
 Research Series                22.41%     21.85%   19.06%    22.00%    35.44%     --        --        --        --        --
 Research Growth and Income
  Series                         6.64%     20.41%    --        --        --        --        --        --        --        --
 Research International
  Series                        52.78%     --        --        --        --        --        --        --        --        --
 Strategic Growth Series        19.68%     --        --        --        --        --        --        --        --        --
 Strategic Income Series        21.78%     --        --        --        --        --        --        --        --        --
 Total Return Series             1.38%     10.13%   20.18%    12.38%    24.93%   (3.71)%    11.72%     6.77%    19.87%      1.15%
 Utilities Series               29.42%     15.89%   30.80%    18.57%    30.48%   (6.36)%     --        --        --        --

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) The value of the Contract on the Death Benefit Date;

      (2) The amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;


      (3) The value of the Contract on the most recent seven-year anniversary of the Contract, plus any purchase payments made and adjusted for any partial withdrawals and charges made after that anniversary;

      (4) Your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent purchase payments and partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date; and


      (5) Your total purchase payments, plus interest on purchase payments allocated to and transfers to the Variable Account -- while they remain in the Variable Account -- at 5% per year until the first day of the month following your 80th birthday, or until the purchase payment or amount transferred has doubled in amount, whichever is earlier; this amount is adjusted for partial withdrawals.
      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above.

      10. OTHER INFORMATION
      FREE LOOK. Depending upon applicable state law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, if applicable state or federal law requires, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.
      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment.


      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account Values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge.
      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.
      ASSET ALLOCATION -- This program rebalances your Account based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.
      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive quarterly, semi-annual or annual payments during the Accumulation Phase.
      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      SECURED FUTURES PROGRAM -- This program guarantees the return of your purchase payment, and also allows you to allocate a portion of your investment to one or more variable investment options.

      11. INQUIRIES
      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE: TOLL FREE (800) 752-7215

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                                                                      PROSPECTUS
                                                                     MAY 1, 2000

                              MFS REGATTA PLATINUM

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 26 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life
Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:


Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Money Market Series
Equity Income Series                           New Discovery Series
Global Asset Allocation Series                 Research Series
Global Governments Series                      Research Growth and Income Series
Global Growth Series                           Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.


      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE SERIES FUND.



      We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 76 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


      THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           C/O RETIREMENT PRODUCTS AND SERVICES
           P.O. BOX 1024
           BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Series Fund Annual Expenses                                          5
Examples                                                             6
Condensed Financial Information                                      7
The Annuity Contract                                                 7
Communicating To Us About Your Contract                              7
Sun Life Assurance Company of Canada (U.S.)                          8
The Variable Account                                                 8
Variable Account Options: The MFS/Sun Life Series Trust              8
The Fixed Account                                                   11
The Fixed Account Options: The Guarantee Periods                    11
The Accumulation Phase                                              11
    Issuing Your Contract                                           11
    Amount and Frequency of Purchase Payments                       12
    Allocation of Net Purchase Payments                             12
    Your Account                                                    12
    Your Account Value                                              12
    Variable Account Value                                          12
    Fixed Account Value                                             13
    Transfer Privilege                                              14
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 15
    Optional Programs                                               15
Withdrawals, Withdrawal Charge and Market Value Adjustment          17
    Cash Withdrawals                                                17
    Withdrawal Charge                                               18
    Market Value Adjustment                                         20
Contract Charges                                                    21
    Account Fee                                                     21
    Administrative Expense Charge                                   22
    Mortality and Expense Risk Charge                               22
    Premium Taxes                                                   22
    Series Fund Expenses                                            22
    Modification in the Case of Group Contracts                     22
Death Benefit                                                       22
    Amount of Death Benefit                                         23
    Spousal Continuance                                             23
    Calculating of Death Benefit                                    23
    Method of Paying Death Benefit                                  24
    Non-Qualified Contracts                                         24
    Selection and Change of Beneficiary                             24
    Payment of Death Benefit                                        24
    Due Proof of Death                                              25
The Income Phase -- Annuity Provisions                              25
    Selection of the Annuitant or Co-Annuitant                      25
    Selection of the Annuity Commencement Date                      25
    Annuity Options                                                 26
    Selection of Annuity Option                                     26
    Amount of Annuity Payments                                      27
    Exchange of Variable Annuity Units                              28
    Account Fee                                                     28

    Annuity Payment Rates                                           28
    Annuity Options as Method of Payment for Death Benefit          28
Other Contract Provisions                                           28
    Exercise of Contract Rights                                     28
    Change of Ownership                                             29
    Voting of Series Fund Shares                                    29
    Periodic Reports                                                30
    Substitution of Securities                                      30
    Change in Operation of Variable Account                         30
    Splitting Units                                                 31
    Modification                                                    31
    Limitation or Discontinuance of New Participants                31
    Reservation of Rights                                           31
    Right to Return                                                 32
Tax Considerations                                                  32
    U.S. Federal Tax Considerations                                 32
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          32
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      32
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   33
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   33
        WITHHOLDING                                                 33
        INVESTMENT DIVERSIFICATION AND CONTROL                      34
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     34
        QUALIFIED RETIREMENT PLANS                                  34
        PENSION AND PROFIT-SHARING PLANS                            34
        TAX-SHELTERED ANNUITIES                                     34
        INDIVIDUAL RETIREMENT ACCOUNTS                              35
        ROTH IRAS                                                   35
    Puerto Rico Tax Considerations                                  35
Administration of the Contracts                                     36
Distribution of the Contracts                                       36
Performance Information                                             36
Available Information                                               38
Incorporation of Certain Documents by Reference                     38
Additional Information About the Company                            38
    General                                                         38
    Selected Financial Data                                         39
    Management's Discussion and Analysis of Financial
     Condition and Results of Operations                            39
    Quantitative and Qualitative Disclosures About Market
     Risk                                                           47
    Reinsurance                                                     49
    Reserves                                                        50
    Investments                                                     50
    Competition                                                     50
    Employees                                                       50
    Properties                                                      50
    State Regulation                                                50
Legal Proceedings                                                   51
Accountants                                                         51
Financial Statements                                                51
Table of Contents of Statement of Additional Information            76
Appendix A -- Glossary                                              78
Appendix B -- Condensed Financial Information --
 Accumulation Unit Values                                           81
Appendix C -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   84

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY


      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series of the Series Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus. In addition to the expenses listed below, we may deduct premium taxes.


                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of Account Years Purchase Payment in Account
    0-1.....................................................      6%
    2-3.....................................................      5%
    4-5.....................................................      4%
    6.......................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........   $ 35
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
  Mortality and Expense Risk Charge.........................   1.25%
  Administrative Expense Charge.............................   0.15%
  Other Fees and Expenses of the Variable Account...........   0.00%
                                                              -----
Total Variable Account Annual Expenses......................   1.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Account Years it may be withdrawn free of the withdrawal charge.


(2) Currently, no fee is imposed upon transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



(3) The annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the fee may be changed annually, but it will not exceed the lesser of $50 or 2% of your Account Value.

                        SERIES FUND ANNUAL EXPENSES (1)
                  (AS A PERCENTAGE OF SERIES FUND NET ASSETS)


                                                                 OTHER               TOTAL SERIES
                                           MANAGEMENT        EXPENSES (2)             EXPENSES(2)
                                              FEES       (AFTER REIMBURSEMENT)   (AFTER REIMBURSEMENT)
                                           -----------   ---------------------   ---------------------
Bond Series..............................     0.60%              0.12%                   0.72%
Capital Appreciation Series..............     0.71%              0.05%                   0.76%
Capital Opportunities Series.............     0.75%              0.09%                   0.84%
Emerging Growth Series...................     0.70%              0.05%                   0.75%
Emerging Markets Equity Series...........     1.25%              0.35%                   1.60%
Equity Income Series.....................     0.75%              0.17%                   0.92%
Global Asset Allocation Series...........     0.75%              0.14%                   0.89%
Global Governments Series................     0.75%              0.15%                   0.90%
Global Growth Series.....................     0.90%              0.11%                   1.01%
Global Total Return Series...............     0.75%              0.14%                   0.89%
Government Securities Series.............     0.55%              0.06%                   0.61%
High Yield Series........................     0.75%              0.08%                   0.83%
International Growth Series..............     0.97%              0.25%                   1.23%
International Growth and Income Series...     0.97%              0.18%                   1.16%
Managed Sectors Series...................     0.73%              0.06%                   0.79%
Massachusetts Investors Growth Stock
 Series..................................     0.75%              0.08%                   0.83%
Massachusetts Investors Trust Series.....     0.55%              0.04%                   0.59%
Money Market Series......................     0.50%              0.07%                   0.57%
New Discovery Series.....................     0.90%              0.16%                   1.06%
Research Series..........................     0.70%              0.05%                   0.75%
Research Growth and Income Series........     0.75%              0.11%                   0.86%
Research International Series............     1.00%              0.23%                   1.23%
Strategic Growth Series (3)..............     0.75%              0.25%                   1.00%
Strategic Income Series..................     0.75%              0.33%                   1.08%
Total Return Series......................     0.65%              0.04%                   0.69%
Utilities Series.........................     0.75%              0.07%                   0.82%


--------------------------
(1) The information relating to Series Fund expenses was provided by the Series Fund and we have not independently verified it. You should consult the Series Fund prospectus for more information about Series Fund expenses.

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected in the table. If these fees had been taken into account, "Total Fund Expenses" would be as follows for certain of the Series:


    Bond Series.................................................  0.71%
    Capital Appreciation Series.................................  0.75%
    Capital Opportunities Series................................  0.83%
    Equity Income Series........................................  0.91%
    Global Asset Allocation Series..............................  0.88%
    New Discovery Series........................................  1.05%
    Strategic Income Series.....................................  1.03%
    Utilities Series............................................  0.81%



(3) MFS has agreed to bear the expenses of the Series such that "Other Expenses," after taking into account the expense offset arrangement described in Footnote (2) above, will not exceed 0.25% annually. This arrangement will continue until at least May 1, 2001, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that this arrangement will terminate prior to May 1, 2001 in the event that the Series' "Other Expenses" equal or fall below 0.25% annually. Without taking into account this fee waiver and/or expense reimbursement, the Series' "Other Expenses" and "Total Fund Expenses" would be estimated to be 3.26% and 4.01%, respectively.

                                    EXAMPLES


      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $ 78       $109       $145       $255
Capital Appreciation Series.................................    $ 79       $110       $147       $260
Capital Opportunities Series................................    $ 79       $112       $151       $268
Emerging Growth Series......................................    $ 78       $110       $146       $258
Emerging Markets Equity Series..............................    $ 86       $134       $186       $341
Equity Income Series........................................    $ 80       $114       $159       $276
Global Asset Allocation Series..............................    $ 80       $114       $153       $273
Global Governments Series...................................    $ 80       $114       $154       $274
Global Growth Series........................................    $ 81       $117       $159       $285
Global Total Return Series..................................    $ 80       $114       $153       $273
Government Securities Series................................    $ 77       $106       $140       $244
High Yield Series...........................................    $ 79       $111       $149       $265
International Growth Series.................................    $ 83       $123       $169       $306
International Growth and Income Series......................    $ 82       $121       $166       $299
Managed Sectors Series......................................    $ 79       $111       $148       $263
Massachusetts Investors Growth Stock Series.................    $ 79       $112       $150       $267
Massachusetts Investors Trust Series........................    $ 77       $105       $139       $242
Money Market Series.........................................    $ 77       $104       $138       $240
New Discovery Series........................................    $ 81       $118       $161       $290
Research Series.............................................    $ 78       $110       $146       $258
Research Growth and Income Series...........................    $ 79       $113       $152       $270
Research International Series...............................    $ 83       $123       $169       $306
Strategic Growth Series.....................................    $ 81       $117       $158       $284
Strategic Income Series.....................................    $ 82       $119       $162       $291
Total Return Series.........................................    $ 78       $108       $143       $252
Utilities Series............................................    $ 79       $112       $150       $266



      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $ 23       $ 69       $119       $255
Capital Appreciation Series.................................    $ 23       $ 71       $121       $260
Capital Opportunities Series................................    $ 24       $ 73       $125       $268
Emerging Growth Series......................................    $ 23       $ 70       $120       $258
Emerging Markets Equity Series..............................    $ 31       $ 96       $163       $341
Equity Income Series........................................    $ 25       $ 75       $129       $276
Global Asset Allocation Series..............................    $ 24       $ 75       $128       $273
Global Governments Series...................................    $ 24       $ 75       $128       $274
Global Growth Series........................................    $ 25       $ 78       $134       $285
Global Total Return Series..................................    $ 24       $ 75       $128       $273
Government Securities Series................................    $ 21       $ 66       $113       $244
High Yield Series...........................................    $ 23       $ 72       $124       $265
International Growth Series.................................    $ 28       $ 85       $144       $306
International Growth and Income Series......................    $ 27       $ 83       $141       $299
Managed Sectors Series......................................    $ 23       $ 72       $123       $263
Massachusetts Investors Growth Stock Series.................    $ 24       $ 73       $125       $267
Massachusetts Investors Trust Series........................    $ 21       $ 65       $112       $242
Money Market Series.........................................    $ 21       $ 65       $111       $240
New Discovery Series........................................    $ 26       $ 80       $136       $290
Research Series.............................................    $ 23       $ 70       $120       $258
Research Growth and Income Series...........................    $ 24       $ 74       $126       $270
Research International Series...............................    $ 28       $ 85       $144       $306
Strategic Growth Series.....................................    $ 25       $ 78       $133       $284
Strategic Income Series.....................................    $ 26       $ 80       $137       $291
Total Return Series.........................................    $ 22       $ 69       $117       $252
Utilities Series............................................    $ 24       $ 72       $124       $266


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."


      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.


      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address, as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.


      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 48 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the "Series Fund"). All amounts allocated to the Variable Account will be used to purchase Series Fund shares as designated by you at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 27 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 27 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 26 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.


     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.


     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EMERGING MARKETS EQUITY SERIES (formerly, the MFS/Foreign & Colonial Emerging Markets Equity Series) will seek capital appreciation.


     EQUITY INCOME SERIES will mainly seek reasonable income by investing mainly in income producing securities; its secondary objective is to seek capital appreciation.


     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.


     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.


     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").


     INTERNATIONAL GROWTH SERIES will seek capital appreciation.

     INTERNATIONAL GROWTH AND INCOME SERIES will seek capital appreciation and current income.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.


     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.


     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH SERIES MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE
SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-752-7215.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.


      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."


                             THE ACCUMULATION PHASE


      During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.


ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.


      We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.


AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS


      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time duing the Accumulation Phase.


ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.


      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.


YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE


      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."


VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor-- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. A Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive:


    (1) written notice from you electing a different Guarantee Period from among those we then offer, or



    (2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege," below).


      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. We will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Series and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value

Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the SubAccounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Series Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Series Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 3 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you authorize us to automatically reallocate your investment options that participate in the Asset Allocation program on a quarterly basis, or as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or you choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      SECURED FUTURES PROGRAM



      Under the Secured Futures Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.


           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.


      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations."). You should carefully consider these tax consequences before requesting a cash withdrawal.


      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS


      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.


      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.


      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").


      When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus
(2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

      For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."


      For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:


      - $800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

      - $8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

      - $10,000, which is the amount of all Old Payments that you have not previously withdrawn.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

      The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

      ORDER OF WITHDRAWAL

      New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%

      For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix C.

      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

      If approved in your state, we will waive the withdrawal charge for a full withdrawal if (a) at least one year has passed since we issued your Contract and
(b) you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state. An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT


      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.



      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.


      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                   N/12
                      1 + I
                    ( --------   )      -1
                      1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.


      No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.


                                CONTRACT CHARGES

ACCOUNT FEE


      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.


      We will not charge the annual Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.


      If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.



      After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE


      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.


PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

SERIES FUND EXPENSES


      There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund prospectus and related Statement of Additional Information.


MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:


      (1) Your Account Value for the Valuation Period during which the Death Benefit Date occurs;



      (2) The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;



      (3) Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;



      (4) Your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date; and



      (5) Your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.


      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under "Amount of Death Benefit," will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage.

CALCULATING THE DEATH BENEFIT


      In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.



      If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT


      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."



      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending to us, at our Annuity Mailing Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.


      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See "The Income Phase -- Annuity Provisions").

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN


      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.


SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Series Fund prospectus for the investment objectives and risk disclosure of the Series in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE


      During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges -- Account Fee").


ANNUITY PAYMENT RATES


      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").


      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

      A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF SERIES FUND SHARES

      We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS


      During the Accumulation Period, we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.


      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another
Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required.

Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

MODIFICATION


      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.



      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.


LIMITATION OR DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of, and Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply to (i) any immediate annuity, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above), or after age
59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each series of the Series Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the rights to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assume that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions,
(ii) any growth or interest on post-1988 salary reduction contributions, and
(iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.


PUERTO RICO TAX CONSIDERATIONS



      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.


      If any annuity distributions are made under an annuity contract, the annuitant or other payee will be required to include as gross income the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      In the event payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent of the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "U.S. Federal Tax Considerations" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.


      For further information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." The Company began offering the Contracts in 1998. During 1999 and 1998, approximately $10,865,515 and $3,190,367, respectively, in commissions was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the variable options. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Series in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable options over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Series, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Series.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Series Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

GENERAL

      The Company is engaged in the sale of individual variable life insurance and individual and group fixed and variable annuities. These contracts are sold in both the tax-qualified and non-tax-qualified markets. These products are distributed through individual insurance agents, insurance brokers and broker-dealers.

      The following table sets forth premiums and deposits by major product categories for each of the last 3 years. See the Notes to the Statutory Financial Statements of the Company included in this Prospectus for industry segment information.

                                              1999         1998         1997
                                           ----------   ----------   ----------
                                                      (IN THOUSANDS)
Protection                                 $   16,509   $  155,907   $  204,671
Wealth Management                          $2,651,247   $2,194,895   $2,204,693
                                           ----------   ----------   ----------
                                           $2,667,756   $2,350,802   $2,409,364
                                           ==========   ==========   ==========

SELECTED FINANCIAL DATA


      The following selected financial data for the Company should be read in conjunction with the Statutory Financial Statements and the Notes thereto included in this Prospectus beginning on page 52.


                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                     -----------  -----------  -----------  -----------  -----------
                                                                             (IN THOUSANDS)
 Revenues
   Premiums, annuity deposits and other revenue      $ 2,869,250  $ 2,581,463  $ 2,623,629  $ 2,215,322  $ 1,883,901
   Net investment income and realized gains              190,844      187,208      298,121      310,172      315,966
                                                     -----------  -----------  -----------  -----------  -----------
                                                       3,060,094    2,768,671    2,921,750    2,525,494    2,199,867
                                                     -----------  -----------  -----------  -----------  -----------
 Benefits and expenses
   Policyholder benefits                               2,706,121    2,416,950    2,579,104    2,232,528    1,995,208
   Other expenses                                        239,136      214,607      206,065      175,342      150,937
                                                     -----------  -----------  -----------  -----------  -----------
                                                       2,945,257    2,631,557    2,785,169    2,407,870    2,146,145
                                                     -----------  -----------  -----------  -----------  -----------
 Operating gain                                          114,837      137,114      136,581      117,624       53,722
 Federal income tax expense (benefit)                     24,479       11,713        7,339       (5,400)      17,807
                                                     -----------  -----------  -----------  -----------  -----------
 Net income                                          $    90,358  $   125,401  $   129,242  $   123,024  $    35,915
                                                     ===========  ===========  ===========  ===========  ===========
 Assets                                              $19,948,155  $16,902,621  $15,925,357  $13,621,952  $12,359,683
                                                     ===========  ===========  ===========  ===========  ===========
 Surplus notes                                       $   565,000  $   565,000  $   565,000  $   315,000  $   650,000
                                                     ===========  ===========  ===========  ===========  ===========

See "Reinsurance," below, for the effect of the reinsurance agreements on 1999 net income.

See Note 1 to the Statutory Financial Statements for changes in accounting principles and reporting.

See discussion in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT

      This Prospectus includes forward-looking statements by the Company under the Private Securities Litigation Reform Act of 1995. These statements are not matters of historical fact; they relate to such topics as future product sales, volume growth, market share, market risk and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:

    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.

    - Changes in interest rates and market conditions.

    - Regulatory and legislative developments.

    - Developments in consumer preferences and behavior patterns.

RESULTS OF OPERATIONS

      1999 COMPARED TO 1998:

      NET INCOME

      Net income decreased by $35.0 million to $90.4 million in 1999, reflecting a decrease of $54.7 million in income from operations and an increase of $19.7 million in net realized capital gains. (In the following discussion, "income from operations" refers to the statutory statements of operations line item, "net gain from operations after dividends to policyholders and federal income tax and before realized capital gains.")

      Income from operations decreased from $125.0 million in 1998 to $70.3 million in 1999, mainly as a result of the following factors:

    - A $32.3 million increase, to $63.7 million in 1999, in the income from operations from the Company's Wealth Management segment. (See "1999 Compared to 1998 -- Wealth Management Segment," below.)

    - The effect of terminating certain reinsurance agreements with the Company's ultimate parent in 1998. The termination of these agreements was the predominant factor in the $94.2 million decrease in income from operations for the Company's Protection segment. (See "1999 Compared to 1998 -- Protection Segment," below.)

    - An increase of $7.2 million in income from operations from the Corporate segment, mainly reflecting dividends from a subsidiary. (See "1999 Compared to 1998 -- Corporate Segment," below.)

     INCOME FROM OPERATIONS BY SEGMENT

      The Company's income from operations reflects the operations of its 3 business segments: the Wealth Management segment, the Protection segment and the Corporate segment.

      The following table provides a summary of income from operations by segment, which is discussed more fully below.


                       INCOME FROM OPERATIONS BY SEGMENT*
                                 (IN MILLIONS)


                                                                                          % CHANGE
                                                                                    ---------------------
                                                     1999       1998       1997     1999/1998   1998/1997
                                                   --------   --------   --------   ---------   ---------
    Wealth Management                               $63.7      $ 31.4     $ 14.7       102.9%     113.6%
    Protection                                       (5.1)       89.1       18.0     (105.7)%     395.0%
    Corporate                                        11.7         4.5       69.8       160.0%    (93.6)%
                                                    -----      ------     ------     -------     ------
                                                    $70.3      $125.0     $102.5      (43.8)%      22.0%
                                                    =====      ======     ======     =======     ======

    * Before net realized capital gains

      WEALTH MANAGEMENT SEGMENT

      The Wealth Management segment focuses on the savings and retirement needs of individuals preparing for retirement or who have already retired. It primarily markets to upscale consumers in the U.S., selling individual and group fixed and variable annuities. Its major product lines, "Regatta" and "Futurity," are combination fixed/variable annuities. In these combination annuities, contract holders have the choice of allocating payments either to a fixed account, which provides a guaranteed rate of return, or to variable accounts. Withdrawals from the fixed account are subject to market value adjustment. In the variable accounts, the contract holder can choose from a range of investment options and styles. The return depends upon investment performance of the options selected. Investment funds available under Regatta products are managed by Massachusetts Financial Services Company ("MFS"), an affiliate of the Company. Investment funds available under Futurity products are managed by several investment managers, including MFS and Sun Capital Advisers, Inc., a subsidiary of the Company.

      The Company distributes its annuity products through a variety of channels. For the Regatta products, about half are sold through securities brokers; a further one-fourth through financial institutions, and the remainder through insurance agents and financial planners. The Futurity products, introduced in February 1998, are primarily distributed through a dedicated wholesaler network, including Sun Life of Canada (U.S.) Distributors, Inc., a subsidiary of the Company.

      Although new pension products are not currently sold, there has been a substantial block of group retirement business in-force, including guaranteed investment contracts ("GICs"), pension plans and group annuities. A significant portion of these pension contracts are non-surrenderable, with the result that the Company's liquidity exposure is limited. GICs were marketed directly in the U.S. through independent managers. In 1997, the Company decided to no longer market group pension and GIC products.

      Following are the major factors affecting this segment's results in 1999 as compared to 1998.


      - Deposit-type funds, which primarily comprised annuity deposits, increased by $457.7 million, or 21%, to $2,598.3 million in 1999. Fixed annuity account deposits were higher by approximately $625 million in 1999, which management believes is mainly a result of the success of the Company's introduction, during the fourth quarter of 1998, of a higher Dollar Cost Averaging ("DCA") rate and a new 6-month DCA program. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. While fixed annuity account deposits increased, deposits directly into variable accounts declined by approximately 13% in 1999. The Company believes this decline was a consequence of the heightened interest in the DCA programs in 1999.



      - Sales of the Futurity line of products, introduced in February 1998, represented approximately 9% of total annuity deposits in 1999. The Company expects that sales of the Futurity products will continue to increase in the future, based on management's beliefs that market demand is growing for multi-manager variable annuity products, such as Futurity; that the productivity of Futurity's wholesale distribution network, established in 1998, will continue to grow; and that the marketplace will respond favorably to introductions of new Futurity products and product enhancements.



      - Fee income increased as a result of higher variable annuity account balances. Fee income was higher by approximately $32 million in 1999. The factors driving this growth in account balances have been market appreciation and net deposit activity. This growth has generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Other income increased by approximately $5 million in 1999, mainly reflecting a reinsurance agreement entered into in July 1999 with an unrelated company, which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3.4 million.



      - The net year-over-year change in aggregate reserves on policies and contracts for the Wealth Management segment had the effect of increasing income from operations for this segment. This change reflected lower reserves related to minimum guaranteed death benefit product features as well as a variety of other factors.



      - There has been a shift in demand to variable account products from general account products. As a consequence, there has been a decline in average general account invested assets and, in turn, net investment income has declined. Net investment income reflects only income earned on invested assets of the general account. In 1999, net investment income for the Wealth Management segment decreased by $44.0 million, to $114.0 million. This decline in average general account assets primarily reflects the Company's decision in 1997 to no longer market group pension and GIC products and as a consequence, a declining block of in-force business as GICs mature and are surrendered.



      - Policyholder benefits (the major elements of which are surrenders and withdrawals, changes in the liability for premium and other deposit funds, and related separate account transfers) were higher by approximately $430 million in 1999, mainly as a result of higher variable annuity surrenders. The increase in variable annuity surrenders primarily related to a block of separate account contracts that had been issued seven or more years previously and for which the surrender charge periods had expired. The Company expects that as the separate account block of business continues to grow and as an increasing number of accounts are no longer subject to surrender charges, surrenders will tend to increase. The Company is implementing a conservation program with the aim of improving asset retention.



      - Operational expenses, which include general insurance expenses and insurance taxes, licenses and fees, excluding federal income taxes, increased by $5.4 million, or 9%, in 1999. This increase reflected costs associated with operations and technology improvements to support the growth of the Company's in-force business. Commissions of $153.6 million were higher by $17.7 million in 1999, mainly as a result of higher sales.


      PROTECTION SEGMENT


      The Protection segment comprises two main elements, internal reinsurance and variable life products.


      Internal Reinsurance

      In recent years, the Company has had various reinsurance agreements with Sun Life (Canada). In some of these arrangements, Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company. These agreements, in the aggregate, had an immaterial effect on net income in the years 1998 and 1999. Under another reinsurance agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $24.6 million in 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million as the termination payment was less than the reserves held under the agreement. Because this agreement terminated in 1998, it had no effect on income from operations in 1999.

      Variable Life Products

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997. The Company's management expects that the Company's variable life business will grow and become more significant in the future. In September 1999, the Company introduced a new variable universal life product as part of the Futurity product portfolio. Costs related to developing this product were primarily responsible for the decrease of approximately $4 million in income from operations for this portion of the Protection segment.

      CORPORATE SEGMENT

      The Corporate segment includes the capital of the Company, its investments in subsidiaries and items not otherwise attributable to either the Wealth Management segment or the Protection segment.

      In 1999, income from operations for this segment increased by $7.2 million to $11.7 million. This increase reflected higher net investment income, mainly from dividends of $19.3 million received during the 4th quarter from a subsidiary, New London Trust, F.S.B. Partially offsetting this change in net investment income were higher operational expenses and higher federal income taxes attributable to this segment.

      1998 COMPARED TO 1997:

      NET INCOME

      Net income decreased by $3.8 million to $125.4 million in 1998, reflecting an increase of $22.5 million in income from operations and a decrease of $26.3 million in net realized capital gains.

      Income from operations increased from $102.5 million in 1997 to $125.0 million in 1998, mainly as a result of the following factors:


      - A $16.7 million increase, to $31.4 million in 1998, in the income from operations from the Company's Wealth Management segment. (See "1998 Compared to 1997 -- Wealth Management Segment," below.)



      - The effect of terminating certain reinsurance agreements with Sun Life (Canada). The termination of these agreements was the predominant factor in the $71.1 million increase in income from operations for the Company's Protection segment.



      - The effects of the Company's December 1997 reorganization (described in "Corporate Segment," below), as a result of which MFS is no longer a subsidiary of the Company. As a result of this reorganization, dividends from subsidiaries were lower in 1998 than in 1997 and certain subsidiary tax benefits were no longer available to the Company. Also affecting income from operations for the Corporate segment in 1998 was that income earned on the proceeds of a December 1997 issuance of a $250 million surplus note was lower than the related interest expense.


  Net realized capital gains decreased from $26.7 million in 1997 to $0.4 million in 1998. This decrease was also due to the Company's December 1997 reorganization which resulted in a realized capital gain of $21.2 million in 1997.

      INCOME FROM OPERATIONS BY SEGMENT

      WEALTH MANAGEMENT SEGMENT

      Following are the major factors affecting the Wealth Management segment's results in 1998 as compared to 1997:


      - Annuity deposits declined by about $27 million, or 1%, to $2.2 billion in 1998. Fixed annuity account deposits were lower by approximately 7% in 1998, while deposits into variable annuity accounts increased in total and as a proportion of total annuity deposits. These trends reflected market conditions and competitive factors.



      - Deposits into the DCA programs, a feature of the Company's combination fixed/variable annuity products, were a significant element of account deposits. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. DCA deposits overall were flat in 1998 compared to 1997. This pattern resulted, in part, from heightened competition, as other companies introduced similar DCA programs within in 1998. During the fourth quarter of 1998, the Company introduced a higher DCA rate and a new six-month DCA program. DCA deposits for that quarter were higher, compared to the preceding 1998 quarters.



      - An increase in variable account deposits in 1998 reflected both the continuing strong growth in equity markets generally and the continuing strong performance of the investment funds underlying the Company's variable annuity products. The continuing strong equity markets, low interest rate environment, and demographic trends, among other factors, increased the demand and market for wealth accumulation products in the U.S., particularly for variable annuities. These factors contributed to the growth in the Company's variable account deposits in 1998, despite heightened competition.

      - The Company introduced its Futurity line of products in February 1998. Related deposits represented about 6% of the total for the Wealth Management segment in 1998.



      - Fee income increased as a result of higher variable annuity account balances. The main factors driving this growth in account balances were market appreciation and net deposit activity. This growth generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Fee income increased by approximately $43 million, or 39%, in 1998.



      - Because there was a shift to variable accounts from the general account, net investment income declined. Net investment income reflects only income earned on invested assets of the general account. In 1998, net investment income for the Wealth Management segment decreased by about $40 million, or 20%, compared to 1997, mainly as a result of the decline in average invested assets in the Company's general account. This decline in average general account assets mainly reflected the shift in deposits in recent years from the fixed account to variable accounts. It also reflected the Company's decision in 1997 to no longer market group pension and GICs.



      - Policyholder benefits were lower, mainly reflecting lower surrender activity compared to 1997. During 1997 and into the first half of 1998, surrender and withdrawal activity had been high. This activity primarily related to a block of separate account contracts that had been issued 7 or more years previously and for which the surrender charge periods had expired. While variable account surrenders continued to rise, general account surrenders declined in 1998. As a result of this pattern of activity, policyholder benefits (of which surrenders and withdrawals, the related changes in the liability for premium and other deposit funds, and related separate account transfers are the major elements) increased in 1997 and were lower in 1998.



      - As a result of investments in technology and infrastructure to enhance annuity operations, operational expenses increased by approximately $12 million, or 25%, in 1998 compared to 1997. These increases reflected 3 main factors:



      - Higher volumes of annuity business, requiring greater administrative support.



      - Improvements to the computer systems and technology that support the annuity business. These improvements involved information systems supporting the growth of the Company's in-force business, particularly its combination fixed/variable annuities.



      - Costs associated with the product design and implementation of the new Futurity multi-manager annuity product and the development of a new product within the Regatta product line.


      PROTECTION SEGMENT

      The reinsurance arrangements in which Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company had an immaterial effect, in the aggregate, on net income in 1997 and 1998. Under another agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $37.1 million in 1997. Income from operations decreased to $24.6 million in 1998, because the agreement was in place only through the first 9 months of 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million. This termination-related increase in 1998 represented a reasonable approximation of the value of the stream of future earnings that the agreement would have generated had it remained in effect.

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997.

      CORPORATE SEGMENT

      In 1998, income from operations decreased by $65.3 million to $4.5 million for the Corporate segment. This decrease reflected 2 main factors:

    - Dividends from subsidiaries were lower than in 1997 by $37.5 million. This decrease mainly resulted from a December 1997 reorganization, in which the Company transferred its ownership of MFS to its parent company, Sun Life of Canada (U.S.) Holdings, Inc. ("Sun Life (U.S.) Holdings.") As a result of this reorganization, the Company received no dividends from MFS in 1998. By comparison, it received $33.1 million of MFS dividends in 1997.

    - Net investment income, other than dividends from subsidiaries, decreased by $5.9 million in 1998 over 1997, reflecting the effect of the Company's December 1997 issuance of a $250 million surplus note to Sun Life (U.S.) Holdings. Interest expense exceeded investment earnings on the related funds.

FINANCIAL CONDITION AND LIQUIDITY

      ASSETS

      The Company's total assets comprise those held in its general account and those held in its separate accounts. General account assets support general account liabilities. Separate accounts and their assets are of 2 main types:

    - Those assets held in a "fixed" separate account, which the Company established for amounts that contract holders allocate to the fixed portion of their combination fixed/variable deferred annuity contracts. Fixed separate account assets are available to fund general account liabilities and general account assets are available to fund the liabilities of this fixed separate account. The Company manages the assets of this fixed separate account according to general account investment policy guidelines.

    - Those assets held in a number of registered and non-registered "variable" separate accounts as investment vehicles for the Company's variable life and annuity contracts. Policyholders may choose from among various investment options offered under these contracts according to their individual needs and preferences. Policyholders assume the investment risks associated with these choices. General account and fixed separate account assets are not available to fund the liabilities of these variable accounts.

      The following table summarizes significant changes in asset balances during 1999, 1998 and 1997. The changes are discussed below.


                                                       ASSETS                       % CHANGE
                                            1999        1998        1997      1999/1998   1998/1997
                                          ---------   ---------   ---------   ---------   ---------
                                                    (IN MILLIONS)
General account assets..................  $ 2,377.1   $ 2,932.2   $ 4,513.5     (18.9)%     (35.0)%
Fixed separate account assets...........    2,080.7     2,195.6     2,343.9      (5.2)%      (6.3)%
                                          ---------   ---------   ---------     -----       -----
                                          $ 4,457.8   $ 5,127.8   $ 6,857.4     (13.1)%     (25.2)%

Variable separate account assets........   15,490.3    11,774.8     9,068.0      31.6 %      29.9 %
                                          ---------   ---------   ---------     -----       -----
Total assets............................  $19,948.1   $16,902.6   $15,925.4      18.0 %       6.1 %
                                          =========   =========   =========     =====       =====


      General account and fixed separate account assets, taken together, decreased by 13.2% in 1999; but variable separate account assets increased by 31.6%. In 1998, the combined general account and fixed separate account decreased by 25.2%, while variable separate account assets increased by 29.9%. This growth in variable accounts relative to the general and fixed accounts reflects 2 main factors: (1) appreciation of the funds held in the variable separate accounts has exceeded that of the funds held in the general and fixed separate accounts; and (2) annuity deposits and exchanges into variable accounts have increased, while annuity deposits into fixed accounts have slowed. The Company believes this pattern has reflected a shift in the preferences of policyholders, which is largely attributable to the strong performance of equity markets in general and of the Company's variable account funds in particular.

      The assets of the general account are available to support general account liabilities. For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities. General account assets primarily comprise cash and invested assets, which represented essentially all of general account assets at year-end 1999. Major types of invested asset holdings included bonds, mortgages, real estate and common stock. The Company's bond holdings comprised 51.5% of the Company's portfolio at year-end 1999. Bonds included both public and private issues. It is the Company's policy to acquire only investment-grade securities. As a result, the overall quality of the bond portfolio is high. At year-end 1999, only 0.5% were rated below-investment-grade; i.e., they had National Association of Insurance Commissioners ("NAIC") ratings lower than "1" or "2." The Company's mortgage holdings amounted to $528.9 million at year-end 1999, representing 22.3% of the total portfolio. All mortgage holdings at year-end 1999 were in good standing. The Company believes that the high quality of its mortgage portfolio is largely attributable to its stringent underwriting standards. At year-end 1999, investment real estate amounted to $79.2 million, representing about 3.3% of the total portfolio. The Company invests in real estate to enhance yields and, because of the long-term nature of these investments, the Company uses them for purposes of matching with products having long-term liability durations. Common stock holdings amounted to $75.3 million, representing about 3.2% of the portfolio. These holdings comprised the Company's ownership shares in subsidiaries.

      LIABILITIES

      As with assets, the proportion of variable separate account liabilities to total liabilities has been increasing. Most of the Company's liabilities comprise reserves for life insurance and for annuity contracts and deposit funds. The Company expects the declining trend in general account liabilities to continue, because it believes that net maturities will continue to exceed sales for the fixed contracts associated with these liabilities. This trend stems mainly from the Company's 1997 decision to discontinue selling group pension and GIC contracts and to focus its marketing efforts on its combination fixed/variable annuity products.

CAPITAL MARKETS RISK MANAGEMENT

      See "Quantitative and Qualitative Disclosures About Market Risk," below, for a discussion of the Company's capital markets risk management.

CAPITAL RESOURCES

      CAPITAL ADEQUACY

      The National Association of Insurance Commissioners ("NAIC") adopted regulations at the end of 1993 that established minimum capitalization requirements for insurance companies, based on risk-based capital ("RBC") formulas. These requirements are intended to identify undercapitalized companies, so that specific regulatory actions can be taken on a timely basis. The RBC formula for life insurance companies calculates capital requirements related to asset, insurance, interest rate, and business risks. According to the RBC calculation, the Company's capital was well in excess of its required capital at year-end 1999.

      LIQUIDITY

      The Company's liquidity requirements are generally met by funds from operations. The Company's main uses of funds are to pay out death benefits and other maturing insurance and annuity contract obligations; to make pay-outs on contract terminations; to purchase new investments; to fund new business ventures; and to pay normal operating expenditures and taxes. The Company's main sources of funds are premiums and deposits on insurance and annuity products; proceeds from the sale of investments; income from investments; and repayments of investment principal.

      In managing its general account and fixed separate account assets in relation to its liabilities, the Company has segmented these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. Among other matters, this investment policy considers liquidity requirements and provides cash flow estimates. The Company reviews these policies quarterly.

      The Company's liquidity targets are intended to enable it to meet its day-to-day cash requirements. On a quarterly basis, the Company compares its total "liquifiable" assets to its total demand liabilities. Liquifiable assets comprise cash and assets that could quickly be converted to cash should the need arise. These assets include short-term investments and other current assets and investment-grade bonds. The Company's policy is to maintain a liquidity ratio in excess of 100%, and it did so throughout 1999. Based on its ongoing liquidity analyses, the Company believes that its available liquidity is more than sufficient to meet its liquidity needs.

OTHER MATTERS

      DEMUTUALIZATION

      On January 27, 1998, Sun Life (Canada) announced that its Board of Directors had requested that management develop a plan to demutualize. Demutualization would involve converting from a mutual structure, with ownership by policyholders, to a shareholder-owned company. It would provide that the ownership interest currently held by policyholders be distributed to them in the form of shares, without affecting their interests as policyholders. In
June 1999, the Sun Life (Canada)'s Board of Directors approved the demutualization timetable recommended by management, and on September 28, 1999, Sun Life (Canada)'s Board of Directors approved the demutualization plan. On December 6, 1999, Sun Life (Canada) received approval for its demutualization plan from the Michigan Commissioner of Insurance. At a Special Meeting on December 15, 1999, eligible policyholders of Sun Life (Canada) voted in favor of the Company's plans to demutualize. Sun Life (Canada) completed its demutualization on March 22, 2000 and its Initial Public Offering ("IPO") on March 29, 2000. The demutualization of Sun Life (Canada) is not expected to have any significant impact on the Company.

      SALE OF SUBSIDIARIES

      On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $34.0 million and the Company realized a post tax gain of $4.9 million.

      On October 29, 1999, the Company completed the sale of its wholly-owned subsidiary, New London Trust F.S.B. ("NLT"), for approximately $30.3 million to an unaffiliated party. The Company realized a post-tax gain of $13.2 million from this sale. This transaction is not expected to have a significant effect on the ongoing operations of the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.

      GENERAL

      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the Company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. The policy covers the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policies to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.

      TYPES OF MARKET RISKS

      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk; nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. (At year-end 1999, investment real estate holdings represented less than 4% of its total general account portfolio.) The management of interest rate risk exposure is discussed below.

      INTEREST RATE RISK MANAGEMENT

      The Company's fixed interest rate liabilities are primarily supported by well-diversified portfolios of fixed interest investments. They are also supported by holdings of real estate and floating rate notes. All of these fixed interest investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities ("MBS") and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in lever-aged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.

      Changes in the level of domestic interest rates affect the market value of fixed interest assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.

      Significant features of the Company's immunization models include:

    - an economic or market value basis for both assets and liabilities;

    - an option pricing methodology;

    - the use of effective duration and convexity to measure interest rate sensitivity;

    - the use of key rate durations to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.

      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.

      Asset strategies may include the use of Treasury futures or interest rate swaps to adjust the duration profiles for particular portfolios. All derivative transactions are conducted under written operating guidelines and are marked to market. Total positions and exposures are reported to the Board of Directors on a monthly basis. The counterparties to hedging transactions are major highly rated financial institutions, with respect to which the risk of the Company's incurring losses related to credit exposures is considered remote.

      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1999 had a fair value of $1,024.6 million. Fixed income investments supporting those liabilities had a fair value of $2,072.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1999. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $30.6 million and the corresponding assets would show a net decrease of $80.5 million.

      By comparison, liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $1,538.3 million. Fixed income investments supporting those liabilities had a fair value of $2,710.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $46.3 million and the corresponding assets would show a net decrease of $113.2 million.

      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.

      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.

REINSURANCE

      The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements in 1999 had the effect of decreasing net income from operations by approximately $1,527,000.

      Effective January 1, 1991, the Company entered into an agreement with Sun Life (Canada) under which certain individual life insurance contracts issued by Sun Life (Canada) were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991 the Company entered into an agreement with Sun Life (Canada) which provides that Sun Life (Canada) will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000 for the year ended December 31, 1998. The Company terminated these agreements effective October 1, 1998, resulting in an increase in income from operations in 1998 of $65,679,000 which included a cash settlement.

      The Company has also executed reinsurance agreements with unrelated companies which provide reinsurance of certain individual life insurance contracts on a modified coinsurance basis under which all deficiency reserves are ceded. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999.

      During 1999, the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

RESERVES

      In accordance with the life insurance laws and regulations under which the Company operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves compounded annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements, these reserves are determined in accordance with statutory regulations.

INVESTMENTS


      Of the Company's total assets of $19.9 billion at December 31, 1999, 88.1% ($17.6 billion) consisted of unitized and non-unitized separate account assets, 6.1% ($1.2 billion) was invested in bonds and similar securities, 2.7%
($528.9 million) was invested in mortgages, 0.4% ($75.3 million) was invested in subsidiaries, 0.4% ($94.8 million) was invested in real estate, and the remaining 2.3% ($456.1 million) was invested in cash and other assets.


COMPETITION

      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. According to a 1999 statistical study published by A.M. Best, the Company ranked 36th among North American life insurance companies based upon total assets as of December 31, 1998.

EMPLOYEES


      The Company and Sun Life (Canada) have entered into a service agreement which provides that the latter will furnish the Company, as required, with personnel as well as certain services and facilities on a cost reimbursement basis. As of March 31, 2000, the Company had 385 direct employees who are employed at its Principal Executive Office in Wellesley Hills, Massachusetts and at its Retirement Products and Services Division in Boston, Massachusetts.


PROPERTIES

      The Company occupies office space owned by it and leased to Sun Life (Canada), and certain unrelated parties for lease terms not exceeding 5 years. The Company also occupies office space which it leases from unaffiliated parties for various lease terms.

STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 1999 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1999, 1998 and 1997 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 1999 are included in the Statement of Additional Information.

                            ------------------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                                 1999                1998
                                                                 ----                ----
ADMITTED ASSETS
    Bonds                                                     $ 1,221,970         $ 1,763,468
    Common stocks                                                  75,283             128,445
    Mortgage loans on real estate                                 528,911             535,003
    Properties acquired in satisfaction of debt                    15,641              17,207
    Investment real estate                                         79,182              78,021
    Policy loans                                                   40,095              41,944
    Cash and short-term investments                               316,971             265,226
    Other invested assets                                          67,938              64,177
    Investment income due and accrued                              25,303              35,706
    Federal income tax recoverable and interest thereon                --               1,110
    Other assets                                                    5,807               1,928
                                                              -----------         -----------
    General account assets                                      2,377,101           2,932,235
    Separate account assets
      Unitized                                                 15,490,328          11,774,745
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total admitted assets                                     $19,948,155         $16,902,621
                                                              ===========         ===========
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 1,153,642         $ 1,216,107
    Supplementary contracts                                         3,182               1,885
    Policy and contract claims                                        962                 369
    Liability for premium and other deposit funds                 564,820           1,000,875
    Surrender values on cancelled policies                             16                   5
    Interest maintenance reserve                                   41,771              40,490
    Commissions to agents due or accrued                            3,253               2,615
    General expenses due or accrued                                14,055               5,932
    Transfers from Separate Accounts due or accrued              (467,619)           (361,863)
    Taxes, licenses and fees due or accrued, excluding FIT            379                 401
    Federal income taxes due or accrued                            89,031              25,019
    Unearned investment income                                         22                  23
    Amounts withheld or retained by company as agent or
      trustee                                                        (442)                529
    Remittances and items not allocated                             1,078               5,176
    Asset valuation reserve                                        44,071              44,392
    Payable to parent, subsidiaries, and affiliates                26,284              30,381
    Payable for securities                                             --                 428
    Other liabilities                                              16,674               9,770
                                                              -----------         -----------
    General account liabilities                                 1,491,179           2,022,534
    Separate account liabilities:
      Unitized                                                 15,489,908          11,774,522
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total liabilities                                          19,061,813          15,992,697
                                                              -----------         -----------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                            5,900               5,900
                                                              -----------         -----------
    Surplus notes                                                 565,000             565,000
    Gross paid in and contributed surplus                         199,355             199,355
    Unassigned funds                                              116,087             139,669
                                                              -----------         -----------
    Surplus                                                       880,442             904,024
                                                              -----------         -----------
    Total common capital stock and surplus                        886,342             909,924
                                                              -----------         -----------
    Total liabilities, capital stock and surplus              $19,948,155         $16,902,621
                                                              ===========         ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                              1999        1998        1997
                                              ----        ----        ----
 INCOME:
     Premiums and annuity considerations   $   69,492  $  210,198  $  254,066
     Deposit-type funds                     2,598,265   2,140,604   2,155,297
     Considerations for supplementary
       contracts without life
       contingencies and dividend
       accumulations                            3,461       2,086       1,615
     Net investment income                    167,035     184,532     270,249
     Amortization of interest maintenance
       reserve                                  3,702       2,282       1,166
     Income from fees associated with
       investment management and
       administration and contract
       guarantees from Separate Account       173,417     141,211     109,757
     Net gain from operations from
       Separate Account                            61          --           5
     Other income                              24,554      87,364     102,889
                                           ----------  ----------  ----------
     Total Income                           3,039,987   2,768,277   2,895,044
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                             4,386      15,335      17,284
     Annuity benefits                         155,387     153,636     148,135
     Disability benefits and benefits
       under accident and health policies          --         104         132
     Surrender benefits and other fund
       withdrawals                          2,313,179   1,933,833   1,854,004
     Interest on policy or contract funds         237        (140)        699
     Payments on supplementary contracts
       without life contingencies and
       dividend accumulations                   2,345       2,528       1,687

     Increase (decrease) in aggregate
       reserves for life and accident and
       health policies and contracts          (62,465)   (972,135)    127,278
     Decrease in liability for premium
       and other deposit funds               (436,055)   (449,831)   (447,603)
     Increase (decrease) in reserve for
       supplementary contracts without
       life contingencies and for
       dividend and coupon accumulations        1,296        (362)         42
                                           ----------  ----------  ----------
     Total Benefits                         1,978,310     682,968   1,701,658
                                           ----------  ----------  ----------
     Commissions on premiums and annuity
       considerations (direct business
       only)                                  155,381     137,718     132,700
     Commissions and expense allowances
       on reinsurance assumed                      --      13,032      17,951
     General insurance expenses                75,046      58,132      46,624
     Insurance taxes, licenses and fees,
       excluding federal income taxes           8,710       7,388       8,267
     Increase (decrease) in loading on
       and cost of collection in excess
       of loading on deferred and
       uncollected premiums                        --      (1,663)        523
     Net transfers to Separate Accounts       727,811     722,851     844,130
     Reserve and fund adjustments on
       reinsurance terminated                      --   1,017,112          --
                                           ----------  ----------  ----------
     Total Benefits and Expenses           $2,945,258  $2,637,538  $2,751,853
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF OPERATIONS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                            1999             1998             1997
                                                            ----             ----             ----
  Net gain from operations before dividends to
    policyholders and federal income tax expense          $94,729          $130,739         $143,191
  Dividends to policyholders                                   --            (5,981)          33,316
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and before federal income tax
    expense                                                94,729           136,720          109,875
  Federal income tax expense, (excluding tax on
    capital gains)                                         24,479            11,713            7,339
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and federal income taxes and
    before realized capital gains                          70,250           125,007          102,536
  Net realized capital gains less capital gains
    tax and transferred to the Interest
    Maintenance Reserve                                    20,108               394           26,706
                                                          -------          --------         --------
NET INCOME                                                $90,358          $125,401         $129,242
                                                          =======          ========         ========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                               1999        1998        1997
                                               ----        ----     ----------
 Capital and Surplus, Beginning of Year      $909,924    $832,695    $567,143
                                             --------    --------    --------
   Net Income                                  90,358     125,401     129,242
   Change in net unrealized capital gains
     (losses)                                 (36,111)       (384)      1,152
   Change in non-admitted assets and
     related items                              1,715      (1,086)       (463)
   Change in reserve due to change in
     valuation basis                                           --      39,016
   Change in asset valuation reserve              320       3,213       6,307
   Surplus (contributed to) withdrawn from
     Separate Accounts during period              136          82          --
   Other changes in surplus in Separate
     Accounts Statements                           --          10          --
   Change in surplus notes                         --          --     250,000
   Dividends to stockholders                  (80,000)    (50,000)   (159,722)
   Aggregate write-ins for gains and
     (losses) in surplus                           --          (7)         20
                                             --------    --------    --------
   Net change in capital and surplus for
     the year                                 (23,582)     77,229     265,552
                                             --------    --------    --------
 Capital and Surplus, End of Year            $886,342    $909,924    $832,695
                                             ========    ========    ========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                               1999         1998         1997
                                               ----         ----         ----
 Cash Provided by Operations:
   Premiums, annuity considerations and
     deposit funds received                 $ 2,667,756  $ 2,361,669  $ 2,410,919
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     3,461        2,086        1,615
   Net investment income received               225,038      236,944      345,279
   Fees associated with investment
     management, administration, and
     contract guarentees from Separate
     Accounts                                   173,417      141,211           --
   Other income received                         24,555      111,936      208,223
                                            -----------  -----------  -----------
 Total receipts                               3,094,227    2,853,846    2,966,036
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,474,693    2,107,736    2,020,747
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       230,744      217,023      203,650
   Net cash transferred to Separate
     Accounts                                   833,567      800,636      895,465
   Dividends paid to policyholders                   --       26,519       28,316
   Federal income tax payments
     (recoveries),(excluding tax on
     capital gains)                             (40,644)      46,965        1,397
   Other--net                                       237         (138)         698
                                            -----------  -----------  -----------
 Total payments                               3,498,597    3,198,741    3,150,273
                                            -----------  -----------  -----------
 Net cash used in operations                   (404,370)    (344,895)    (184,237)
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains
     (losses) of $(1,768) for 1999, $2,038
     for 1998, and $750 for 1997)             1,065,307    1,261,396    1,343,803
   Issuance of surplus notes                         --           --      250,000
   Other cash provided (used)                    13,797      (40,529)      71,095
                                            -----------  -----------  -----------
 Total cash provided                          1,079,104    1,220,867    1,664,898
                                            -----------  -----------  -----------
 Cash Applied:
   Cost of long-term investments acquired      (484,417)    (967,901)    (773,783)
   Other cash applied                          (138,572)    (187,263)    (310,519)
                                            -----------  -----------  -----------
 Total cash applied                            (622,989)  (1,155,164)  (1,084,302)
 Net change in cash and short-term
 investments                                     51,745     (279,192)     396,359
 Cash and short-term investments:
 Beginning of year                              265,226      544,418      148,059
                                            -----------  -----------  -----------
 End of year                                $   316,971  $   265,226  $   544,418
                                            ===========  ===========  ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), a mutual insurance company.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are confirmed retrospectively. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through the Interest Maintenance Reserve (IMR). Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $467,619,000 in 1999 and $361,863,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES

The Company owns all of the outstanding shares of the following subsidiaries:

Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") is engaged in the sale of individual fixed and variable annuity contracts and group life and group long term disability insurance contracts in the State of New York;

Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), is a registered broker-dealer;

Sun Life Financial Services Limited ("SLFSL"), serves as the marketing administrator for the distribution of the offshore products of SLOC (Bermuda branch), an affiliate;

Sun Benefit Services Company, Inc. ("Sunbesco") receives renewal commissions on a disability product and is currently inactive;

Sun Capital Advisers, Inc. ("Sun Capital") is a registered investment adviser;

Sun Life Finance Corporation ("Sunfinco") is a finance company and currently inactive;

Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1") is a special purpose corporation engaging in activities incidental to securitizing mortgage loans;

Clarendon Insurance Agency, Inc. ("Clarendon") is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates;

Sun Life Information Services Ireland Limited ("SLISL") is an offshore technology services center for affiliates.

On October 29,1999, the Company sold New London Trust F.S.B. ("NLT") to an unaffiliated party for $30,254,000. The Company realized a post tax gain of $13,170,000.

On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $33,965,000. The Company realized a post tax gain of $4,900,000.

The impact of the sales of NLT and MCIC on continuing operations of the Company is not expected to be material.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"), a registered investment adviser. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED)
During 1999, 1998, and 1997, the Company contributed capital in the following amounts to its subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
MCIC                                                          $    --    $    --    $ 2,000
SLFSL                                                           1,000        750      1,000
SPE 97-1                                                           --         --     20,377
Sundisco                                                       19,000     10,000         --
Sun Capital                                                        --        500         --
Clarendon                                                          --         10         --
SLISL                                                              --        502         --

During 1999, 1998, and 1997, the Company received dividends from the following subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
SUN Life (N.Y.)                                               $ 6,500    $ 3,000    $    --
NLT                                                            19,319         --      7,500
MFS                                                                --         --     33,110
SPE 97-1                                                           --        675         --
SUNDISCO                                                           --         --        571

Summarized combined financial information of the Company's subsidiaries as of December 31, 1999, 1998 and 1997 and for the years then ended, follows:

                                                                      DECEMBER 31,
                                                         ---------------------------------------
                                                            1999          1998          1997
                                                         -----------   -----------   -----------
                                                                     (IN THOUSANDS)
Assets                                                   $   877,939   $ 1,315,317   $ 1,190,951
Liabilities                                                 (802,656)   (1,186,872)   (1,073,966)
                                                         -----------   -----------   -----------
Total net assets                                         $    75,283   $   128,445   $   116,985
                                                         ===========   ===========   ===========
Total revenues                                           $    82,443   $   222,853   $   750,364
Operating expenses                                           (90,318)     (221,933)     (646,896)
Income tax expense                                             3,249        (1,222)      (43,987)
                                                         -----------   -----------   -----------
Net income (loss)                                        $    (4,626)  $      (302)  $    59,481
                                                         ===========   ===========   ===========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS

Investments in debt securities are as follows:

                                                                  DECEMBER 31, 1999
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $   78,161    $  2,091     $ (2,454)   $   77,798
    States, provinces and political subdivisions      20,428          69          (57)       20,440
    Public utilities                                 181,466       6,854       (5,907)      182,413
    Transportation                                   188,285       7,689       (2,709)      193,265
    Finance                                           88,517       4,631         (518)       92,630
    All other corporate bonds                        665,113      18,353      (17,152)      666,314
                                                  ----------    --------     --------    ----------
        Total long-term bonds                      1,221,970      39,687      (28,797)    1,232,860
                                                  ----------    --------     --------    ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                               312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
        Total short-term bonds                       312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
Total bonds                                       $1,534,555    $ 39,687     $(28,797)   $1,545,445
                                                  ==========    ========     ========    ==========

                                                                  DECEMBER 31, 1998
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $  140,417    $  7,635     $  (177)    $  147,875
    States, provinces and political subdivisions      16,632       2,219          --         18,851
    Public utilities                                 397,670      38,740        (238)       436,172
    Transportation                                   197,207      22,481         (18)       219,670
    Finance                                          144,958      12,542        (494)       157,006
    All other corporate bonds                        866,584      50,814      (6,419)       910,979
                                                  ----------    --------     -------     ----------
        Total long-term bonds                      1,763,468     134,431      (7,346)     1,890,553
                                                  ----------    --------     -------     ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                                43,400          --          --         43,400
    Affiliates                                       220,000          --          --        220,000
                                                  ----------    --------     -------     ----------
        Total short-term bonds                       263,400          --          --        263,400
                                                  ----------    --------     -------     ----------
Total bonds                                       $2,026,868    $134,431     $(7,346)    $2,153,953
                                                  ==========    ========     =======     ==========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS (CONTINUED)
The amortized cost and estimated fair value of bonds at December 31, 1999 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                 DECEMBER 31, 1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                 COST      FAIR VALUE
                                                                 ----      ----------
                                                                  (IN THOUSANDS)
Maturities:
    Due in one year or less                                   $  376,761   $  376,823
    Due after one year through five years                        184,077      182,788
    Due after five years through ten years                       259,042      263,321
    Due after ten years                                          542,678      543,301
                                                              ----------   ----------
                                                               1,362,558    1,366,233
    Mortgage-backed securities                                   171,997      179,212
                                                              ----------   ----------
Total bonds                                                   $1,534,555   $1,545,445
                                                              ==========   ==========

Proceeds from sales and maturities of investments in debt securities during 1999, 1998, and 1997 were $740,081,000, $1,016,811,000 and $980,264,000, gross gains were $7,688,000, $17,025,000, and $10,732,000 and gross losses were
$4,477,000, $866,000, and $2,446,000, respectively.

Bonds included above with an amortized cost of approximately $2,604,000, $2,572,000, and $2,578,000 at December 31, 1999, 1998 and 1997, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentrations of credit risk in its portfolio.

4.  SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities on loan as of December 31, 1999, 1998 or 1997. Income resulting from this program was $20,000, $94,000, and $200,000 for the years ended
December 31, 1999, 1998 and 1997, respectively.

5.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

5.  MORTGAGE LOANS (CONTINUED)
The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       1998
                                                                ----       ----
                                                                (IN THOUSANDS)
California                                                    $ 72,693   $ 82,397
Massachusetts                                                   38,083     53,528
Michigan                                                        32,941     34,357
New York                                                        22,912     21,190
Ohio                                                            31,914     36,171
Pennsylvania                                                    92,825     93,587
Washington                                                      30,265     36,548
All other                                                      207,278    177,225
                                                              --------   --------
                                                              $528,911   $535,003
                                                              ========   ========

The Company has restructured mortgage loans totaling $15,644,000 and $30,743,000 and corresponding allowances for losses of $1,043,000 and $2,120,000 at December 31, 1999 and 1998, respectively.

On December 22, 1999, the Company acquired 28 mortgages from SLOC at a cost of $118,091,637. The Company in turn sold a 90% participation in these 28 plus an additional 11 existing mortgage loans to a third party as part of two mortgage participation agreements, for which the Company received proceeds of $146,974,851.

The Company has outstanding mortgage loan commitments on real estate totaling $2,384,000 and $18,005,000 at December 31, 1999 and 1998, respectively.

6.  INVESTMENT GAINS AND LOSSES

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                         $     70   $ 5,659    $ 2,882
Common stock of affiliates                                      15,290        --     21,195
Common stocks                                                       --        48         --
Mortgage loans                                                     787     2,374      3,837
Real estate                                                       (481)      955      2,912
Other invested assets                                               --    (3,827)      (717)
                                                              --------   -------    -------
Subtotal                                                        15,666     5,209     30,109
Capital gains tax expense (benefit)                             (4,442)    4,815      3,403
                                                              --------   -------    -------
Total                                                         $ 20,108   $   394    $26,706
                                                              ========   =======    =======
Changes in unrealized gains (losses):
Bonds                                                         $ (6,689)  $    --    $    --
Common stock of affiliates                                     (30,966)     (302)    (2,894)
Mortgage loans                                                      83    (1,312)     1,524
Real estate                                                      1,461       403      3,377
Other invested assets                                               --       827       (855)
                                                              --------   -------    -------
Total                                                         $(36,111)  $  (384)   $ 1,152
                                                              ========   =======    =======

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)
Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $4,965,000 in 1999, $8,943,000 in 1998, and $6,321,000 in 1997. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Interest income from bonds                                    $128,992   $167,436   $188,924
Income from investment in common stock of affiliates            25,819      3,675     41,181
Interest income from mortgage loans                             50,327     53,269     76,073
Real estate investment income                                   15,696     15,932     17,161
Interest income from policy loans                                3,118      2,881      3,582
Other investment income (loss)                                  (1,700)      (641)      (193)
                                                              --------   --------   --------
Gross investment income                                        222,252    242,552    326,728
                                                              --------   --------   --------
Interest on surplus notes and notes payable                    (43,266)   (44,903)   (42,481)
Investment expenses                                            (11,951)   (13,117)   (13,998)
                                                              --------   --------   --------
Net investment income                                         $167,035   $184,532   $270,249
                                                              ========   ========   ========

8.  DERIVATIVES

The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates and foreign currency exchange rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and currency and interest rate swap agreements structured as forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1999 and 1998, there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.  DERIVATIVES (CONTINUED)
The Company's open positions are as follows:

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1999
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $20,000            $249
Foreign currency swap                                                  648             113

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1998
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $45,000            $508
Foreign currency swap                                                1,178             263

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                1999           1998
                                                                ----           ----
                                                                  (IN THOUSANDS)
Lease contracts receivable                                    $ 69,766       $ 78,937
Less non-recourse debt                                         (69,749)       (78,920)
                                                              --------       --------
Net receivable                                                      17             17
Estimated residual value of leased assets                       41,150         41,150
Less unearned and deferred income                               (7,808)        (8,932)
                                                              --------       --------
Investment in leveraged leases                                  33,359         32,235
Less fees                                                         (113)          (138)
                                                              --------       --------
Net investment in leveraged leases                            $ 33,246       $ 32,097
                                                              ========       ========

The net investment is included in "Other invested assets" on the balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,527,000, $2,128,000 and $1,381,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997, SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, and $37,050,000 for the years ended December 31, 1998 and 1997, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                 YEARS ENDED DECEMBER 31,
                                                           ------------------------------------
                                                              1999         1998         1997
                                                              ----         ----         ----
                                                                      (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues          $2,874,513   $2,377,364   $2,340,733
    Net investment income and realized gains                  190,845      187,208      298,120
                                                           ----------   ----------   ----------
    Subtotal                                                3,065,358    2,564,572    2,638,853
                                                           ----------   ----------   ----------
Benefits and Expenses:
    Policyholder benefits                                   2,709,712    2,312,247    2,350,354
    Other expenses                                            239,282      203,238      187,591
                                                           ----------   ----------   ----------
    Subtotal                                                2,948,994    2,515,485    2,537,945
                                                           ----------   ----------   ----------
Income from operations                                     $  116,364   $   49,087   $  100,908
                                                           ==========   ==========   ==========

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999, $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997.

During 1999 the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE (CONTINUED)
The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                 DECEMBER 31, 1999
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,346,853        13
    At market value                                            15,010,696        81
    At book value less surrender charges (surrender charge
      >5%)                                                         45,722        --
    At book value (minimal or no charge or adjustment)            104,539         1
Not subject to discretionary withdrawal provision               1,015,108         5
                                                              -----------       ---
Total annuity actuarial reserves and deposit liabilities      $18,522,918       100
                                                              ===========       ===

                                                                 DECEMBER 31, 1998
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,896,529       19
    At market value                                            11,368,059       73
    At book value less surrender charges (surrender charge
      >5%)                                                         62,404       --
    At book value (minimal or no charge or adjustment)            111,757        1
Not subject to discretionary withdrawal provision               1,055,642        7
                                                              -----------      ---
Total annuity actuarial reserves and deposit liabilities      $15,494,391      100
                                                              ===========      ===

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

12. SEGMENT INFORMATION (CONTINUED)
The following amounts pertain to the various business segments:

                                                                                    FEDERAL
                                              TOTAL          TOTAL        PRETAX     INCOME       TOTAL
                                             REVENUES    EXPENDITURES*    INCOME      TAX        ASSETS
                                            ----------   -------------   --------   --------   -----------
                                                                    (IN THOUSANDS)
    1999
Protection                                  $   33,236     $   41,030    $ (7,794)  $ (2,661)  $   136,127
Wealth Management                            2,979,450      2,898,158      81,292     18,593    19,015,394
Corporate                                       27,301          6,070      21,231      8,547       796,634
                                            ----------     ----------    --------   --------   -----------
    Total                                   $3,039,987     $2,945,258    $ 94,729   $ 24,479   $19,948,155
                                            ----------     ----------    --------   --------   -----------
      1998
Protection                                  $  229,710     $  144,800    $ 84,910   $ (4,148)  $   199,683
Wealth Management                            2,527,608      2,483,715      43,893     12,486    16,123,905
Corporate                                       10,959          3,042       7,917      3,375       579,033
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,768,277     $2,631,557    $136,720   $ 11,713   $16,902,621
                                            ----------     ----------    --------   --------   -----------
      1997
Protection                                  $  304,141     $  272,333    $ 31,808   $ 13,825   $ 1,143,697
Wealth Management                            2,533,006      2,507,592      25,414     10,667    14,043,221
Corporate                                       57,897          5,244      52,653    (17,153)      738,439
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,895,044     $2,785,169    $109,875   $  7,339   $15,925,357
                                            ----------     ----------    --------   --------   -----------

------------------------

* Total expenditures includes dividends to policyholders of $0 for 1999, $(5,981) for 1998, and $33,316 for 1997.

13. RETIREMENT PLANS

The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension obligation was $1,914,000, and $1,178,000 at December 31, 1999 and 1998, respectively. The Company's share of net periodic pension cost was $736,000, $586,000, and $146,000 for 1999, 1998 and 1997, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $284,000, $231,000, and $259,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by this method, however the net effect decreased income by $185,000, $95,000, and $117,000, for the years ended December 31, 1999, 1998, and 1997, respectively. The Company's post-retirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other post-retirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                         1999       1998       1999       1998
                                                       --------   --------   --------   --------
                                                                    (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year            $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                          5,632      4,506        413        240
    Interest cost                                         6,952      6,452        845        673
    Actuarial loss (gain)                               (21,480)    21,975      1,048        308
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Benefit obligation at end of year                      $ 99,520   $110,792   $ 12,217   $ 10,419
                                                       ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year            $  9,125   $  5,094   $    416   $    385
    Benefit obligation at end of year                  $  8,816   $  9,125   $    743   $    416
Change in plan assets:
    Fair value of plan assets at beginning of year     $151,575   $136,610   $     --   $     --
    Actual return on plan assets                          9,072     16,790         --         --
    Employer contribution                                    --         --        508        647
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Fair value of plan assets at end of year               $158,271   $151,575   $     --   $     --
                                                       ========   ========   ========   ========
Funded status                                          $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                  (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)              (22,617)   (24,674)       140        185
Unrecognized prior service cost                           7,081      7,661         --         --
                                                       --------   --------   --------   --------
Prepaid (accrued) benefit cost                         $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                       ========   ========   ========   ========
The Company's share of accrued benefit cost            $ (1,914)  $ (1,178)  $   (381)  $   (195)
Weighted-average assumptions as of December 31:
    Discount rate                                         7.50%      6.75%      7.50%      6.75%
    Expected return on plan assets                        8.75%      8.00%        N/A        N/A
    Rate of compensation increase                         4.50%      4.50%        N/A        N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                             PENSION BENEFITS       OTHER BENEFITS
                                                              1999       1998       1999       1998
                                                            --------   --------   --------   --------
                                                                         (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                            $  5,632   $ 4,506     $  413     $  240
    Interest cost                                              6,952     6,452        845        673
    Expected return on plan assets                           (12,041)  (10,172)        --         --
    Amortization of transition obligation (asset)             (2,056)   (2,056)        45         45
    Amortization of prior service cost                           580       580         --         --
    Recognized net actuarial (gain) loss                        (554)     (677)       164        (20)
                                                            --------   -------     ------     ------
Net periodic benefit cost                                   $ (1,487)  $(1,367)    $1,467     $  938
                                                            ========   =======     ======     ======
    The Company's share of net periodic benefit cost        $    736   $   586     $  185     $   95
                                                            ========   =======     ======     ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                        (IN THOUSANDS)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                        2,754               (2,279)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            1999
                                            -------------------------------------
                                            CARRYING AMOUNT  ESTIMATED FAIR VALUE
                                            ---------------  --------------------
                                                       (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                  $1,534,555          $1,545,445
Mortgages                                        528,911             526,608
Derivatives                                           --                 362
Other Invested Assets                             67,938              67,938
Policy loans                                      40,095              40,095

LIABILITIES:
Insurance reserves                            $  120,536          $  120,536
Individual annuities                             247,619             238,229
Pension products                                 661,806             665,830

                                                            1998
                                            -------------------------------------
                                            CARRYING AMOUNT  ESTIMATED FAIR VALUE
                                            ---------------  --------------------
                                                       (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                  $2,026,868          $2,153,953
Mortgages                                        535,003             556,143
Derivatives                                           --                 771
Policy loans                                      41,944              41,944

LIABILITIES:
Insurance reserves                            $  121,100          $  121,100
Individual annuities                             274,448             271,849
Pension products                               1,104,489           1,145,351

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

15. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                  YEARS ENDED DECEMBER 31,
                                                                 1999                  1998
                                                          -------------------   -------------------
                                                            AVR        IMR        AVR        IMR
                                                            ---        ---        ---        ---
                                                                       (IN THOUSANDS)
Balance, beginning of year                                $44,392    $40,490    $47,605    $33,830
Net realized investment gains, net of tax                   9,950      4,983        256      8,942
Amortization of net investment gains                           --     (3,702)        --     (2,282)
Unrealized investment losses                               (9,705)        --     (6,550)        --
Required by formula                                          (566)        --      3,081         --
                                                          -------    -------    -------    -------
Balance, end of year                                      $44,071    $41,771    $44,392    $40,490
                                                          =======    =======    =======    =======

16. FEDERAL INCOME TAXES

The Company, its subsidiaries and certain other affiliates file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $3,000,000, $48,144,000, and $31,000,000 for the years ended December 31, 1999, 1998 and
1997, respectively.

The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)

On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

The Company accrued $4,259,000 and $4,259,000 for interest on surplus notes for the years ended December 31, 1999 and 1998, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED)
The Company expensed $43,266,000, $44,903,000, and $42,481,000 for interest on surplus notes and notes payable for the years ended December 31, 1999, 1998 and 1997, respectively.

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company on December 22, 1998 at an interest rate of 5.55% due February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased $200,000,000 of notes from MFS.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997.

On December 31, 1998, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21,1999.

B.  STOCKHOLDER DIVIDENDS

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Delaware is subject to restrictions relating to statutory surplus. In 1999, a dividend in the amount of $80,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Board of Directors, but did not require approval of the Insurance Commissioner. In 1998, a dividend in the amount of $50,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Insurance Commissioner and the Board of Directors. On December 24, 1997 the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. This dividend was approved by the Insurance Commissioner and the Board of Directors.

C.  SERVICE AGREEMENTS

The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $28,700,000 in 1999, $16,344,000 in 1998, and $15,997,000 in 1997.

The Company leases office space to SLOC under lease agreements with terms expiring in December, 2004 and options to extend the terms for each of twelve successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1999 amounted to approximately $6,943,000.

18. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

18. RISK-BASED CAPITAL (CONTINUED)
practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999, 1998 and 1997.

19. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred it it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $3,500,000, $3,500,000, and $3,083,000 in 1999, 1998 and 1997, respectively.

20. ACCOUNTING POLICIES AND PRINCIPLES

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following items. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 10, 2000

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:    Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

Please send me a Statement of Additional Information for MFS Regatta Platinum Variable and Fixed Annuity
     Sun Life of Canada (U.S.) Variable Account F.

Name
--------------------------------------------------------------

Address
--------------------------------------------------------------

       -------------------------------------------------------------------------

City
------------------------------------  State
--------------  Zip
-------

Telephone
----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the

* You specify these items on the Contract Specifications page or Certificate Specifications page, and may change them, as we describe in this Prospectus.

death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SERIES FUND: MFS/Sun Life Series Trust.

      SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES



      The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.


                                                     PERIOD ENDED   YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                        1998*          1999
                                                     ------------  ------------
 BOND SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.4201
     End of period.................................   $  10.4201   $   10.0963
   Units outstanding at end of period..............      628,000     2,970,448
 CAPITAL APPRECIATION SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   11.3405
     End of period.................................   $  11.3405   $   14.8295
   Units outstanding at end of period..............    1,683,164    10,770,738
 CAPITAL OPPORTUNITIES SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.8048
     End of period.................................   $  10.8048   $   15.7265
   Units outstanding at end of period..............      556,955     6,088,167
 EMERGING GROWTH SERIES
   Unit Value:
     Beginning of period                              $  10.0000   $   11.5819
     End of period.................................   $  11.5819   $   20.0771
   Units outstanding at end of period..............    1,651,404     9,952,208
 EMERGING MARKETS EQUITY SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    8.1616
     End of period.................................   $   8.1616   $   12.2711
   Units outstanding at end of period..............       72,586       471,834
 EQUITY INCOME SERIES
   Unit Value:
     Beginning of period                              $  10.0000   $   10.5234
     End of period.................................   $  10.5234   $   11.1059
   Units outstanding at end of period..............      272,362     2,322,545
 GLOBAL ASSET ALLOCATION SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    9.7081
     End of period.................................   $   9.7081   $   11.3461
   Units outstanding at end of period..............      228,839       502,791
 GLOBAL GOVERNMENTS SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   11.2639
     End of period.................................   $  11.2639   $   10.5290
   Units outstanding at end of period..............       76,270       301,714
 GLOBAL GROWTH SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.2820
     End of period.................................   $  10.2820   $   16.9623
   Units outstanding at end of period..............      162,856     1,328,571

                                                     PERIOD ENDED   YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                        1998*          1999
                                                     ------------  ------------
 GLOBAL TOTAL RETURN SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.4567
     End of period.................................   $  10.4567   $   11.1787
   Units outstanding at end of period..............      152,857       901,334
 GOVERNMENT SECURITIES SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.4116
     End of period.................................   $  10.4116   $   10.0675
   Units outstanding at end of period..............      816,102     6,917,529
 HIGH YIELD SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    9.5030
     End of period.................................   $   9.5030   $   10.0101
   Units outstanding at end of period..............    1,000,705     5,126,512
 INTERNATIONAL GROWTH SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    9.3254
     End of period.................................   $   9.3254   $   12.4412
   Units outstanding at end of period..............      338,938     1,960,439
 INTERNATIONAL GROWTH AND INCOME SERIES
   Unit Value:
     Beginning of period...........................   $   10.000   $   10.3378
     End of period.................................   $  10.3378   $   11.9538
   Units outstanding at end of period..............      199,346       904,331
 MANAGED SECTORS SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.5861
     End of period.................................   $  10.5861   $   19.3732
   Units outstanding at end of period..............      211,044     2,096,399
 MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
   Unit Value:
     Beginning of period                              $  10.0000   $   11.9094
     End of period.................................   $  11.9094   $   15.9430
   Units outstanding at end of period..............    2,428,134    20,741,206
 MASSACHUSETTS INVESTORS TRUST SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.7939
     End of period.................................   $  10.7939   $   11.4075
   Units outstanding at end of period..............    5,331,018    36,443,681
 MONEY MARKET SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.1878
     End of period.................................   $  10.1878   $   10.5145
   Units outstanding at end of period..............      886,479     4,848,739
 NEW DISCOVERY SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.4124
     End of period.................................   $  10.4124   $   16.4450
   Units outstanding at end of period..............      436,178     2,064,540

                                                     PERIOD ENDED   YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                        1998*          1999
                                                     ------------  ------------
 RESEARCH SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   11.0189
     End of period.................................   $  11.0189   $   13.4883
   Units outstanding at end of period..............    1,751,713     9,822,632
 RESEARCH GROWTH AND INCOME SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.3415
     End of period.................................   $  10.3415   $   11.0284
   Units outstanding at end of period..............      387,080     2,692,647
 RESEARCH INTERNATIONAL SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    9.4845
     End of period.................................   $   9.4845   $   14.4906
   Units outstanding at end of period..............      181,131       914,188
 STRATEGIC GROWTH SERIES
   Unit Value:
     Beginning of period...........................           --   $   10.0448*
     End of period.................................           --   $   12.0212
   Units outstanding at end of period..............           --       189,701
 STRATEGIC INCOME SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $    9.8713
     End of period.................................   $   9.8713   $   12.0212
   Units outstanding at end of period..............      157,634       987,192
 TOTAL RETURN SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.2907
     End of period.................................   $  10.2907   $   10.4327
   Units outstanding at end of period..............    2,318,847    17,437,345
 UTILITIES SERIES
   Unit Value:
     Beginning of period...........................   $  10.0000   $   10.9233
     End of period.................................   $  10.9233   $   14.1367
   Units outstanding at end of period..............      819,649     6,397,913

------------------------

*   Unit value on date of commencement of operations of the respective
    Sub-Account.

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                HYPOTHETICAL      FREE         NEW      WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT      WITHDRAWAL   PAYMENTS      CHARGE       CHARGE
       YEAR        VALUE         AMOUNT     WITHDRAWN   PERCENTAGE     AMOUNT
     --------   ------------   ----------   ---------   ----------   ----------
(a)     1          $41,000      $ 4,000      $37,000      6.00%        $2,220
(b)     3          $52,000      $12,000      $40,000      5.00%        $2,000
(c)     7          $80,000      $28,000      $40,000      3.00%        $1,200
(d)     9          $98,000      $68,000            0      0.00%             0

(a) The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b) In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c) In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d) In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

PARTIAL WITHDRAWAL:

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

     HYPOTHETICAL    PARTIAL        FREE         NEW      WITHDRAWAL   WITHDRAWAL
       ACCOUNT      WITHDRAWAL   WITHDRAWAL   PAYMENTS      CHARGE       CHARGE
        VALUE         AMOUNT       AMOUNT     WITHDRAWN   PERCENTAGE     AMOUNT
     ------------   ----------   ----------   ---------   ----------   ----------
(a)     $64,000      $ 9,000      $20,000      $     0      4.00%         $  0
(b)     $56,000      $12,000      $11,000      $ 1,000      4.00%         $ 40
(c)     $40,000      $15,000      $     0      $15,000      4.00%         $600

(a) In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b) Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c) The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                   N/12
                        1 + I
                    (  --------  )      -1
                      1 + J + b

      These examples assume the following:

        1) The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                      N/12
                           1 + I
    The MVA factor =   (  --------  )       -1
                         1 + J + b

                                           24/12
                             1 + .06
                   =   (     ------      )       -1
                             1 + .08
                   =   (.981)2 -1

                   =   .963 -1

                   = - .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                  ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                      N/12
                           1 + I
    The MVA factor =   (  --------  )       -1
                         1 + J + b

                                           24/12
                             1 + .06
                   =   (     ------      )       -1
                             1 + .05
                   =   (1.010)2 -1

                   =   1.019 -1

                   =   .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                               C/O RETIREMENT PRODUCTS AND SERVICES
                               P.O. BOX 1024
                               BOSTON, MASSACHUSETTS 02103

                               TELEPHONE:
                               Toll Free (800) 752-7215

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               AUDITORS
                               Deloitte & Touche LLP
                               200 Berkeley Street
                               Boston, Massachusetts 02116

 PLAT-1 5/2000

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2000

                                    PROFILE

                                  FUTURITY II
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE FUTURITY II ANNUITY

      The Futurity II Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.


      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.


      You may choose among 39 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.


      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. We may also agree to other annuity options in our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT


      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. If you own a Contract issued in the State of Oregon, you may increase the value of your investment only during the first 3 Account Years, rather than at any time during the Accumulation Phase. We will not accept a purchase payment if your Account Value is over $1 million, or if the purchase payment would cause your Account Value to exceed $1 million, unless we have approved the payment in advance, and we will not accept any purchase payment as of the fourth Account Anniversary if you own a Contract issued in Oregon.


      4. ALLOCATION OPTIONS


      You can allocate your money among Sub-Accounts investing in the following
Funds:

AIM VARIABLE INSURANCE FUNDS                        MFS/SUN LIFE SERIES TRUST
 AIM V.I. Capital Appreciation Fund                  Capital Appreciation Series
 AIM V.I. Growth Fund                                Emerging Growth Series
 AIM V.I. Growth and Income Fund                     Government Securities Series
 AIM V.I. International Equity Fund                  High Yield Series
THE ALGER AMERICAN FUND                              Massachusetts Investors Growth Stock
 Alger American Growth Portfolio                       Series
 Alger American Income and Growth Portfolio          Massachusetts Investors Trust Series
 Alger American Small Capitalization Portfolio       New Discovery Series
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT")       Total Return Series
 VIT CORE-SM- Large Cap Growth Fund                  Utilities Series
 VIT CORE-SM- Small Cap Equity Fund                OCC ACCUMULATION TRUST
 VIT CORE-SM- U.S. Equity Fund                       Equity Portfolio
 VIT Growth and Income Fund                          Managed Portfolio
 VIT International Equity Fund                       Mid Cap Portfolio
J.P. MORGAN SERIES TRUST II                          Small Cap Portfolio
 J.P. Morgan International Opportunities           SUN CAPITAL ADVISERS TRUST
Portfolio                                            Sun Capital Blue Chip Mid Cap Fund
 J.P. Morgan Small Company Portfolio                 Sun Capital Investment Grade Bond Fund
 J.P. Morgan U.S. Disciplined Equity Portfolio       Sun Capital Investors Foundation Fund
LORD ABBETT SERIES FUND, INC.                        Sun Capital Money Market Fund
 Growth & Income Portfolio                           Sun Capital Real Estate Fund
                                                     Sun Capital Select Equity Fund
                                                   WARBURG PINCUS TRUST
                                                     Emerging Markets Portfolio
                                                     Global Post-Venture Capital Portfolio
                                                     International Equity Portfolio
                                                     Small Company Growth Portfolio


      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      During the first 5 years of a Contract, we impose an annual Account Fee equal to the lesser of $35 or 2% of the value of your Contract. After the fifth year, we may change this fee annually, but it will never exceed the lesser of $50 or 2% of the value of your Contract. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.


      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:


NUMBER OF YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%


      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment (except that no Market Value Adjustment will apply to Contracts issued in California on or after October 8,
1999). This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current year, or to transfers as part of our dollar cost averaging program.


      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, which range from 0.59% to 1.40% of the average net assets of the Fund, depending upon which Fund you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of Fund expenses; without this agreement, Fund expenses could be higher. Some of these arrangements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual

Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40% of your Account's daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses), plus an additional 0.10%, which is used to represent the $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.


                                                                                                                 EXAMPLES:
                                                               TOTAL ANNUAL     TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                                INSURANCE           FUND         ANNUAL            AT END
SUB-ACCOUNT                                                      CHARGES          EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                                  ----------------   ------------   ----------   --------   ---------
AIM V.I. Capital Appreciation Fund                                1.50%            0.73%          2.23%       $78        $256
AIM V.I. Growth Fund                                              1.50%            0.73%          2.23%       $78        $256
AIM V.I. Growth and Income Fund                                   1.50%            0.77%          2.27%       $79        $261
AIM V.I. International Equity Fund                                1.50%            0.97%          2.47%       $81        $281
Alger American Growth Portfolio                                   1.50%            0.79%          2.29%       $79        $263
Alger American Income and Growth Portfolio                        1.50%            0.70%          2.20%       $78        $253
Alger American Small Capitalization Portfolio                     1.50%            0.90%          2.40%       $80        $274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund                  1.50%            0.90%          2.40%       $80        $274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                  1.50%            1.00%          2.50%       $81        $284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                       1.50%            0.90%          2.40%       $80        $274
Goldman Sachs VIT Growth and Income Fund                          1.50%            1.00%          2.50%       $81        $284
Goldman Sachs VIT International Equity Fund                       1.50%            1.35%          2.85%       $84        $318
J.P. Morgan International Opportunities Portfolio                 1.50%            1.20%          2.70%       $83        $303
J.P. Morgan Small Company Portfolio                               1.50%            1.15%          2.65%       $82        $298
J.P. Morgan U.S. Disciplined Equity Portfolio                     1.50%            0.85%          2.35%       $79        $269
Lord Abbett Growth & Income Portfolio                             1.50%            0.87%          2.37%       $80        $271
MFS/Sun Life Capital Appreciation Series                          1.50%            0.76%          2.26%       $79        $260
MFS/Sun Life Emerging Growth Series                               1.50%            0.75%          2.25%       $78        $258
MFS/Sun Life Government Securities Series                         1.50%            0.61%          2.11%       $77        $244
MFS/Sun Life High Yield Series                                    1.50%            0.83%          2.33%       $79        $267
MFS/Sun Life Massachusetts Investors Growth Stock Series          1.50%            0.83%          2.33%       $79        $267
MFS/Sun Life Massachusetts Investors Trust Series                 1.50%            0.59%          2.09%       $77        $242
MFS/Sun Life New Discovery Series                                 1.50%            1.06%          2.56%       $81        $290
MFS/Sun Life Total Return Series                                  1.50%            0.69%          2.19%       $78        $252
MFS/Sun Life Utilities Series                                     1.50%            0.82%          2.32%       $79        $266
OCC Equity Portfolio                                              1.50%            0.91%          2.41%       $80        $275
OCC Managed Portfolio                                             1.50%            0.83%          2.33%       $79        $267
OCC Mid Cap Portfolio                                             1.50%            1.03%          2.53%       $81        $287
OCC Small Cap Portfolio                                           1.50%            0.89%          2.39%       $80        $273
Sun Capital Blue Chip Mid Cap Fund                                1.50%            1.00%          2.50%       $81        $284
Sun Capital Investment Grade Bond Fund                            1.50%            0.75%          2.25%       $78        $258
Sun Capital Investors Foundation Fund                             1.50%            0.90%          2.40%       $80        $274
Sun Capital Money Market Fund                                     1.50%            0.65%          2.15%       $78        $248
Sun Capital Real Estate Fund                                      1.50%            1.25%          2.25%       $83        $308
Sun Capital Select Equity Fund                                    1.50%            0.90%          2.40%       $80        $274
Warburg Pincus Emerging Markets Portfolio                         1.50%            1.40%          2.90%       $85        $322
Warburg Pincus Global Post-Venture Capital Portfolio              1.50%            1.40%          2.90%       $85        $322
Warburg Pincus International Equity Portfolio                     1.50%            1.32%          2.83%       $84        $315
Warburg Pincus Small Company Growth Portfolio                     1.50%            1.14%          2.64%       $82        $297


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES


      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.



      Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your Annuitant or any other Payee is required to include as gross income the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- 10% of all payments you have made in the last 7 years, plus any payment we have held for at least 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment (except that no Market Value Adjustment will apply to Contracts issued in California on or after October 8, 1999).

      8. PERFORMANCE

      If you invest in the Variable Account, the value of your Contract will increase or decrease depending upon the investment performance of the Fund you choose.


                                                              CALENDAR YEAR
                                                              --------------
SUB-ACCOUNT                                                        1999
-----------                                                   --------------
AIM V.I. Capital Appreciation Fund                                42.59%
AIM V.I. Growth Fund                                              33.34%
AIM V.I. Growth and Income Fund                                   32.37%
AIM V.I. International Equity Fund                                52.88%
Alger American Growth Portfolio                                   31.87%
Alger American Income and Growth Portfolio                        40.46%
Alger American Small Capitalization Portfolio                     41.41%
Goldman Sachs VIT CORE(SM) Large Cap Growth Fund                  33.53%
Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                  15.90%
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                       22.56%
Goldman Sachs VIT Growth and Income Fund                           3.94%
Goldman Sachs VIT International Equity Fund                       30.01%
J.P. Morgan International Opportunities Portfolio                 34.75%
J.P. Morgan Small Company Portfolio                               42.37%
J.P. Morgan U.S. Disciplined Equity Portfolio                     16.89%
Lord Abbett Growth & Income Portfolio                             15.16%
MFS/Sun Life Capital Appreciation Series                          30.77%
MFS/Sun Life Emerging Growth Series                               73.35%
MFS/Sun Life Government Securities Series                        (3.31)%
MFS/Sun Life High Yield Series                                     5.34%
MFS/Sun Life Massachusetts Investors Growth Stock Series          27.88%
MFS/Sun Life Massachusetts Investors Trust Series                  3.31%
MFS/Sun Life New Discovery Series                                 57.99%
MFS/Sun Life Total Return Series                                 (2.49)%
MFS/Sun Life Utilities Series                                     29.42%
OCC Equity Portfolio                                               1.11%


                                                        (CONTINUED ON NEXT PAGE)

                                                              CALENDAR YEAR
                                                              --------------
SUB-ACCOUNT                                                        1999
-----------                                                   --------------
OCC Managed Portfolio                                              3.53%
OCC Mid Cap Portfolio                                             19.93%
OCC Small Cap Portfolio                                          (3.21)%
Sun Capital Blue Chip Mid Cap Fund                                24.37%
Sun Capital Investment Grade Bond Fund                           (1.98)%
Sun Capital Investors Foundation Fund                              9.95%
Sun Capital Money Market Fund                                      3.21%
Sun Capital Real Estate Fund                                     (5.24)%
Sun Capital Select Equity Fund                                    24.02%
Warburg Pincus Emerging Markets Portfolio                         78.87%
Warburg Pincus Global Post-Venture Capital Portfolio              61.21%
Warburg Pincus International Equity Portfolio                     51.29%
Warburg Pincus Small Company Growth Portfolio                     66.72%

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) The value of the Contract on the Death Benefit Date;

      (2) The amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;


      (3) The value of the Contract on the most recent seven-year anniversary of the Contract, plus any purchase payments made and adjusted for any partial withdrawals and charges made after that anniversary;


      (4) Your highest Contract Value on any Contract Anniversary before your 81st birthday, adjusted for subsequent purchase payments and partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date; and

      (5) Your total purchase payments, plus interest on purchase payments allocated to and transfers to the Variable Account -- while they remain in the Variable Account -- at 5% per year until the first day of the month following your 80th birthday, or until the purchase payment or amount transferred has doubled in amount, whichever is earlier; this amount is adjusted for partial withdrawals.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above.

      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, if applicable state or federal law requires, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company with at least 30 days notice.

      Dollar-Cost Averaging -- This program lets you invest gradually in up to 12 Sub-Accounts.

      Asset Allocation -- This program rebalances your Account based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      Systematic Withdrawal Program -- This program allows you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      Portfolio Rebalancing Program -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:


     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (888) 786-2435

                                                                     Rule 497(c)
                                                               File No. 33-41628
                                                                       811-05846


                                                                      PROSPECTUS
                                                                     MAY 1, 2000

                                  FUTURITY II

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 39 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following mutual funds or a series thereof (the "Funds").


AIM VARIABLE INSURANCE FUNDS                            MFS/SUN LIFE SERIES TRUST
 AIM V.I. Capital Appreciation Fund                      Capital Appreciation Series
 AIM V.I. Growth Fund                                    Emerging Growth Series
 AIM V.I. Growth and Income Fund                         Government Securities Series
 AIM V.I. International Equity Fund                      High Yield Series
THE ALGER AMERICAN FUND                                  Massachusetts Investors Growth Stock Series
 Alger American Growth Portfolio                         Massachusetts Investors Trust Series
 Alger American Income and Growth Portfolio              New Discovery Series
 Alger American Small Capitalization Portfolio           Total Return Series
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT")           Utilities Series
 VIT CORE(SM) Large Cap Growth Fund                    OCC ACCUMULATION TRUST
 VIT CORE(SM) Small Cap Equity Fund                      Equity Portfolio
 VIT CORE(SM) U.S. Equity Fund                           Managed Portfolio
 VIT Growth and Income Fund                              Mid Cap Portfolio
 VIT International Equity Fund                           Small Cap Portfolio
J.P. MORGAN SERIES TRUST II                             SUN CAPITAL ADVISERS TRUST
 International Opportunities Portfolio                   Sun Capital Blue Chip Mid Cap Fund
 Small Company Portfolio                                 Sun Capital Investment Grade Bond Fund
 U.S. Disciplined Equity Portfolio                       Sun Capital Investors Foundation Fund
LORD ABBETT SERIES FUND, INC.                            Sun Capital Money Market Fund
 Growth & Income Portfolio                               Sun Capital Real Estate Fund
                                                         Sun Capital Select Equity Fund
                                                       WARBURG PINCUS TRUST
                                                         Emerging Markets Portfolio
                                                         Global Post-Venture Capital Portfolio
                                                         International Equity Portfolio
                                                         Small Company Growth Portfolio


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.


      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE FUNDS.



      We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 81 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


      THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           C/O RETIREMENT PRODUCTS AND SERVICES
           P.O. BOX 9133
           BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Underlying Fund Annual Expenses                                      5
Examples                                                             8
Condensed Financial Information                                     10
The Annuity Contract                                                10
Communicating To Us About Your Contract                             10
Sun Life Assurance Company of Canada (U.S.)                         11
The Variable Account                                                11
Variable Account Options: The Funds                                 11
The Fixed Account                                                   15
The Fixed Account Options: The Guarantee Periods                    15
The Accumulation Phase                                              16
    Issuing Your Contract                                           16
    Amount and Frequency of Purchase Payments                       16
    Allocation of Net Purchase Payments                             16
    Your Account                                                    16
    Your Account Value                                              16
    Variable Account Value                                          17
    Fixed Account Value                                             17
    Transfer Privilege                                              18
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 19
    Optional Programs                                               20
Withdrawals, Withdrawal Charge and Market Value Adjustment          21
    Cash Withdrawals                                                21
    Withdrawal Charge                                               22
    Market Value Adjustment                                         24
Contract Charges                                                    25
    Account Fee                                                     25
    Administrative Expense Charge                                   26
    Mortality and Expense Risk Charge                               26
    Premium Taxes                                                   26
    Fund Expenses                                                   26
    Modification in the Case of Group Contracts                     26
Death Benefit                                                       26
    Amount of Death Benefit                                         27
    Spousal Continuance                                             27
    Calculating the Death Benefit                                   27
    Method of Paying Death Benefit                                  28
    Non-Qualified Contracts                                         28
    Selection and Change of Beneficiary                             28
    Payment of Death Benefit                                        28
    Due Proof of Death                                              29
The Income Phase -- Annuity Provisions                              29
    Selection of the Annuitant or Co-Annuitant                      29
    Selection of the Annuity Commencement Date                      29
    Annuity Options                                                 30
    Selection of Annuity Option                                     30
    Amount of Annuity Payments                                      31
    Exchange of Variable Annuity Units                              32
    Account Fee                                                     32
    Annuity Payment Rates                                           32
    Annuity Options as Method of Payment for Death Benefit          32

Other Contract Provisions                                           32
    Exercise of Contract Rights                                     32
    Change of Ownership                                             33
    Voting of Fund Shares                                           33
    Periodic Reports                                                34
    Substitution of Securities                                      34
    Change in Operation of Variable Account                         34
    Splitting Units                                                 35
    Modification                                                    35
    Limitation or Discontinuance of New Participants                35
    Reservation of Rights                                           35
    Right to Return                                                 35
Tax Considerations                                                  36
    U.S. Federal Tax Considerations                                 36
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          36
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      36
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   36
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   37
        WITHHOLDING                                                 37
        INVESTMENT DIVERSIFICATION AND CONTROL                      37
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     38
        QUALIFIED RETIREMENT PLANS                                  38
        PENSION AND PROFIT-SHARING PLANS                            38
        TAX-SHELTERED ANNUITIES                                     38
        INDIVIDUAL RETIREMENT ACCOUNTS                              39
        ROTH IRAS                                                   39
    Puerto Rico Tax Considerations                                  39
Administration of the Contracts                                     40
Distribution of the Contracts                                       40
Performance Information                                             40
Available Information                                               41
Incorporation of Certain Documents by Reference                     42
Additional Information About the Company                            43
    General                                                         43
    Selected Financial Data                                         43
    Management's Discussion and Analysis of Financial
     Condition and Results of Operations                            44
    Quantitative and Qualitative Disclosures About Market
     Risk                                                           52
    Reinsurance                                                     54
    Reserves                                                        54
    Investments                                                     54
    Competition                                                     55
    Employees                                                       55
    Properties                                                      55
    State Regulation                                                55
Legal Proceedings                                                   56
Accountants                                                         56
Financial Statements                                                56
Table of Contents of Statement of Additional Information            81
Appendix A -- Glossary                                              83
Appendix B -- Condensed Financial Information --
 Accumulation Unit Values                                           86
Appendix C -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   90

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of Account Years Purchase Payment in Account
    0-1.....................................................      6%
    2-3.....................................................      5%
    4-5.....................................................      4%
    6.......................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)             $ 35
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
  Mortality and Expense Risk Charge.........................   1.25%
  Administrative Expense Charge.............................   0.15%
  Other Fees and Expenses of the Variable Account...........   0.00%
                                                              -----
Total Variable Account Annual Expenses......................   1.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Account Years it may be withdrawn free of the withdrawal charge.


(2) Currently, no fee is imposed on transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



(3) The annual Account Fee is equal to the lesser of $35 or 2% of your Contract Value in Account Years 1 through 5; thereafter, the Account Fee may be changed annually, but it will not exceed the lesser of $50 or 2% of your Contract Value.

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)


                                                                                           TOTAL FUND
                                                   MANAGEMENT             OTHER              ANNUAL
                                                   FEES (AFTER       EXPENSES (AFTER     EXPENSES (AFTER
                                                REIMBURSEMENT)(2)   REIMBURSEMENT)(2)   REIMBURSEMENT)(2)
                                                -----------------   -----------------   -----------------
AIM V.I. Capital Appreciation Fund............        0.62%               0.11%               0.73%
AIM V.I. Growth Fund..........................        0.63%               0.10%               0.73%
AIM V.I. Growth and Income Fund...............        0.61%               0.16%               0.77%
AIM V.I. International Equity Fund............        0.75%               0.22%               0.97%
Alger American Growth Portfolio...............        0.75%               0.04%               0.79%
Alger American Income and Growth Portfolio....        0.62%               0.08%               0.70%
Alger American Small Capitalization
 Portfolio....................................        0.85%               0.05%               0.90%
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund(3)......................................        0.70%               0.20%               0.90%
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund(3)......................................        0.75%               0.25%               1.00%
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund (3).....................................        0.70%               0.20%               0.90%
Goldman Sachs VIT Growth and Income
 Fund (3).....................................        0.75%               0.25%               1.00%
Goldman Sachs VIT International Equity
 Fund (3).....................................        1.00%               0.35%               1.35%
J.P. Morgan International Opportunities
 Portfolio (4)................................        0.60%               0.60%               1.20%
J.P. Morgan Small Company Portfolio (4).......        0.60%               0.55%               1.15%
J.P. Morgan U.S. Disciplined Equity
 Portfolio (4)................................        0.35%               0.50%               0.85%
Lord Abbett Growth & Income Portfolio.........        0.50%               0.37%               0.87%
MFS/Sun Life Capital Appreciation
 Series (5)...................................        0.71%               0.05%               0.76%
MFS/Sun Life Emerging Growth Series...........        0.70%               0.05%               0.75%
MFS/Sun Life Government Securities Series.....        0.55%               0.06%               0.61%
MFS/Sun Life High Yield Series................        0.75%               0.08%               0.83%
MFS/Sun Life Massachusetts Investors Growth
 Stock Series.................................        0.75%               0.08%               0.83%
MFS/Sun Life Massachusetts Investors Trust
 Series.......................................        0.55%               0.04%               0.59%
MFS/Sun Life New Discovery Series (5).........        0.90%               0.16%               1.06%
MFS/Sun Life Total Return Series..............        0.65%               0.04%               0.69%
MFS/Sun Life Utilities Series (5).............        0.75%               0.07%               0.82%
OCC Equity Portfolio (6)......................        0.80%               0.11%               0.91%
OCC Managed Portfolio (6).....................        0.77%               0.06%               0.83%
OCC Mid Cap Portfolio (6).....................        0.10%               0.93%               1.03%
OCC Small Cap Portfolio (6)...................        0.80%               0.09%               0.89%
Sun Capital Blue Chip Mid Cap Fund (7)(8).....        0.80%               0.20%               1.00%
Sun Capital Investment Grade Bond Fund (7)....        0.60%               0.15%               0.75%
Sun Capital Investors Foundation
 Fund (7)(8)..................................        0.75%               0.15%               0.90%
Sun Capital Money Market Fund (7).............        0.50%               0.15%               0.65%
Sun Capital Real Estate Fund (7)..............        0.95%               0.30%               1.25%
Sun Capital Select Equity Fund (7)(8).........        0.75%               0.15%               0.90%
Warburg Pincus Emerging Markets
 Portfolio (9)................................        0.00%               1.40%               1.40%
Warburg Pincus Global Post-Venture Capital
 Portfolio (9)................................        1.07%               0.33%               1.40%
Warburg Pincus International Equity
 Portfolio....................................        1.00%               0.32%               1.32%
Warburg Pincus Small Company Growth
 Portfolio....................................        0.90%               0.24%               1.14%

(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2) For all Funds, the "Management Fees," "Other Expenses" and "Total Fund Annual Expenses" are based on actual expenses for the fiscal year ended December 31, 1999, net of any applicable expense reimbursement or waiver.

(3) The investment advisers for the Goldman Sachs VIT Funds have voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. In particular, the investment advisers to the Goldman Sachs VIT CORE-SM- Large Capital Growth Fund, the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, the Goldman Sachs VIT CORE-SM- U.S. Equity Fund, the Goldman Sachs VIT Growth and Income Fund and the Goldman Sachs VIT International Equity Fund have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.20%, 0.25%, 0.20%, 0.25%, and 0.35% per annum of such Funds' average daily net assets, respectively. The expenses of the Goldman Sachs VIT Funds are estimated for the fiscal year ended December 31, 2000. Absent any such waiver or reimbursement, estimated "Management Fees," estimated "Other Expenses," and estimated "Total Fund Annual Expenses" for the year ended December 31, 2000 will be: 0.70%, 0.42%, and 1.12% for the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund; 0.75%, 0.75%, and 1.50% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund; 0.70%, 0.20%, and 0.90% for the Goldman Sachs VIT CORE-SM- U.S. Equity Fund; 0.75%, 0.47%, and 1.22% for the Goldman Sachs VIT Growth and Income Fund; and 1.00%, 0.77%, and 1.77% for the Goldman Sachs VIT International Equity Fund. Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.


(4) An affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets through fiscal year 2000: 0.85% for the J.P. Morgan U.S. Disciplined Equity Portfolio; 1.20% for the J.P. Morgan International Opportunities Portfolio, and 1.15% for the J.P. Morgan Small Company Portfolio. Absent this reimbursement, "Total Fund Annual Expenses" would have been 0.87% for the J.P. Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio, and 2.57% for the J.P. Morgan Small Company Portfolio.



(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would have been: 0.75% for the MFS/Sun Life Capital Appreciation Series; 1.05% for the MFS/Sun Life New Discovery Series; and 0.81% for the MFS/Sun Life Utilities Series.



(6) "Total Fund Annual Expenses" for the OCC Equity Portfolio, the OCC Small Cap Portfolio, the OCC Managed Portfolio and the OCC Mid Cap Portfolio are limited contractually by OpCap Advisers so that the Funds' respective annualized operating expenses (net of expense offsets) do not exceed 1% of average daily net assets. Absent this limit, "Management Fees", "Other Expenses" and "Total Fund Annual Expenses" were 0.80%, 0.93%, and 1.73% for the OCC Mid Cap Portfolio. "Other Expenses" are shown gross of expense offsets afforded the portfolio, which effectively lowered custody expenses.



(7) The investment adviser for the Sun Capital Funds has voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. For the year ended December 31, 1999, the investment adviser waived all investment advisory fees. Absent any such waiver or reimbursement, "Management Fees," "Other Expenses" and "Total Fund Annual Expenses" for the year ended December 31, 1999 were: 0.80%, 3.31%, and 4.11% for the Sun Capital Blue Chip Mid Cap Fund; 0.60%, 1.38%, and 1.98% for the Sun Capital Investment Grade Bond Fund; 0.75%, 4.37%, and 5.12% for the Sun Capital Investors Foundation Fund; 0.50%, 2.20%, and 2.70% for the Sun Capital Money Market Fund; 0.95%, 2.44%, and 3.39% for the Sun Capital Real Estate Fund; and 0.75%, 3.50%, and 4.25% for the

    Sun Capital Select Equity Fund. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time after May 1, 2001. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.


(8) The management fee for each of the Sun Capital Blue Chip Mid Cap Fund, the Sun Capital Investors Foundation Fund, and the Sun Capital Select Equity Fund decreases to 0.75%, 0.70%, and 0.70%, respectively, as the daily net assets of each Fund exceed $300 million.


(9) The investment adviser for the indicated Funds has voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. Absent any such waiver or reimbursement, "Management Fees," "Other Expenses," and "Total Fund Annual Expenses" were 1.25%, 1.88%, and 3.13% for the Warburg Pincus Emerging Markets Portfolio; and 1.25%, 0.33%, and 1.58% for the Warburg Pincus Global Post-Venture Capital Portfolio. Fee waivers and expense reimbursements for the indicated Funds may be discontinued at any time.

                                    EXAMPLES


      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $ 78       $109       $145       $256
AIM V.I. Growth Fund........................................    $ 78       $109       $145       $256
AIM V.I. Growth and Income Fund.............................    $ 79       $110       $147       $261
AIM V.I. International Equity Fund..........................    $ 81       $116       $157       $281
Alger American Growth Portfolio.............................    $ 79       $111       $148       $263
Alger American Income and Growth Portfolio..................    $ 78       $108       $144       $253
Alger American Small Capitalization Portfolio...............    $ 80       $114       $154       $274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $ 80       $114       $154       $274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $ 81       $117       $158       $284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $ 80       $114       $154       $274
Goldman Sachs VIT Growth and Income Fund....................    $ 81       $117       $158       $284
Goldman Sachs VIT International Equity Fund.................    $ 84       $127       $175       $318
J.P. Morgan International Opportunities Portfolio...........    $ 83       $122       $168       $303
J.P. Morgan Small Company Portfolio.........................    $ 82       $121       $165       $298
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $ 79       $112       $151       $269
Lord Abbett Growth & Income Portfolio.......................    $ 80       $113       $152       $271
MFS/Sun Life Capital Appreciation Series....................    $ 79       $110       $147       $260
MFS/Sun Life Emerging Growth Series.........................    $ 78       $110       $146       $258
MFS/Sun Life Government Securities Series...................    $ 77       $106       $140       $244
MFS/Sun Life High Yield Series..............................    $ 79       $112       $150       $267
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $ 79       $112       $150       $267
MFS/Sun Life Massachusetts Investors Trust Series...........    $ 77       $105       $139       $242
MFS/Sun Life New Discovery Series...........................    $ 81       $118       $161       $290
MFS/Sun Life Total Return Series............................    $ 78       $108       $143       $252
MFS/Sun Life Utilities Series...............................    $ 79       $112       $150       $266
OCC Equity Portfolio........................................    $ 80       $114       $154       $275
OCC Managed Portfolio.......................................    $ 79       $112       $150       $267
OCC Mid Cap Portfolio.......................................    $ 81       $118       $160       $287
OCC Small Cap Portfolio.....................................    $ 80       $114       $153       $273
Sun Capital Blue Chip Mid Cap Fund..........................    $ 81       $117       $158       $284
Sun Capital Investment Grade Bond Fund......................    $ 78       $110       $146       $258
Sun Capital Investors Foundation Fund.......................    $ 80       $114       $154       $274
Sun Capital Money Market Fund...............................    $ 78       $107       $141       $248
Sun Capital Real Estate Fund................................    $ 83       $124       $170       $308
Sun Capital Select Equity Fund..............................    $ 80       $114       $154       $274
Warburg Pincus Emerging Markets Portfolio...................    $ 85       $128       $117       $322
Warburg Pincus Global Post-Venture Capital Portfolio........    $ 85       $128       $177       $322
Warburg Pincus International Equity Portfolio...............    $ 84       $126       $173       $315
Warburg Pincus Small Company Growth Portfolio...............    $ 82       $121       $165       $297

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $ 23       $ 70       $119       $256
AIM V.I. Growth Fund........................................    $ 23       $ 70       $119       $256
AIM V.I. Growth and Income Fund.............................    $ 23       $ 71       $122       $261
AIM V.I. International Equity Fund..........................    $ 25       $ 77       $132       $281
Alger American Growth Portfolio.............................    $ 23       $ 72       $123       $263
Alger American Income and Growth Portfolio..................    $ 22       $ 69       $118       $253
Alger American Small Capitalization Portfolio...............    $ 24       $ 75       $128       $274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $ 24       $ 75       $128       $274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $ 25       $ 78       $133       $284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $ 24       $ 75       $128       $274
Goldman Sachs VIT Growth and Income Fund....................    $ 25       $ 78       $133       $284
Goldman Sachs VIT International Equity Fund.................    $ 29       $ 88       $150       $318
J.P. Morgan International Opportunities Portfolio...........    $ 27       $ 84       $143       $303
J.P. Morgan Small Company Portfolio.........................    $ 27       $ 82       $141       $298
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $ 24       $ 73       $126       $269
Lord Abbett Growth & Income Portfolio.......................    $ 24       $ 74       $127       $271
MFS/Sun Life Capital Appreciation Series....................    $ 23       $ 71       $121       $260
MFS/Sun Life Emerging Growth Series.........................    $ 23       $ 70       $120       $258
MFS/Sun Life Government Securities Series...................    $ 21       $ 66       $113       $244
MFS/Sun Life High Yield Series..............................    $ 24       $ 73       $125       $267
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $ 24       $ 73       $125       $267
MFS/Sun Life Massachusetts Investors Trust Series...........    $ 21       $ 65       $112       $242
MFS/Sun Life New Discovery Series...........................    $ 26       $ 80       $136       $290
MFS/Sun Life Total Return Series............................    $ 22       $ 69       $117       $252
MFS/Sun Life Utilities Series...............................    $ 24       $ 72       $124       $266
OCC Equity Portfolio........................................    $ 24       $ 75       $129       $275
OCC Managed Portfolio.......................................    $ 24       $ 73       $125       $267
OCC Mid Cap Portfolio.......................................    $ 26       $ 79       $135       $287
OCC Small Cap Portfolio.....................................    $ 24       $ 75       $128       $273
Sun Capital Blue Chip Mid Cap Fund..........................    $ 25       $ 78       $133       $284
Sun Capital Investment Grade Bond Fund......................    $ 23       $ 70       $120       $258
Sun Capital Investors Foundation Fund.......................    $ 24       $ 75       $128       $274
Sun Capital Money Market Fund...............................    $ 22       $ 67       $115       $248
Sun Capital Real Estate Fund................................    $ 28       $ 85       $145       $308
Sun Capital Select Equity Fund..............................    $ 24       $ 75       $128       $274
Warburg Pincus Emerging Markets Portfolio...................    $ 29       $ 90       $153       $322
Warburg Pincus Global Post-Venture Capital Portfolio........    $ 29       $ 90       $153       $322
Warburg Pincus International Equity Portfolio...............    $ 29       $ 87       $149       $315
Warburg Pincus Small Company Growth Portfolio...............    $ 27       $ 82       $140       $297


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT


      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.


      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.


      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 48 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.


      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.


      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers Sub-Accounts that invest in a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.


      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION

FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING 1-888-388-8748 (617-348-9600, IN MASSACHUSETTS) OR WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.


      The Funds currently available are:


AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)



     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that are experienced above-average, long-term growth in earnings and have excellent prospects for future growth.



     AIM V.I. GROWTH FUND seeks to achieve growth of capital primarily by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.



     AIM V.I. GROWTH AND INCOME FUND seeks to achieve growth of capital with a secondary objective of current income.



     AIM V.I. INTERNATIONAL EQUITY FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.


THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.


     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell-Registered Trademark- 2000 Growth Index or the
     S&P-Registered Trademark- SmallCap 600 Index.



GOLDMAN SACHS VARIABLE INSURANCE TRUST (advised by Goldman Sachs Asset Management, an operating division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, an operating division of Goldman Sachs)



     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.



     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell-Registered Trademark- 2000 Index at the time of investment.



     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.



     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income. The Fund invests under normal circumstances at least 65% of its total assets in equity securities that the Fund's investment adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability.



     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.

     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO (formerly, the J.P. Morgan Equity Portfolio) seeks to provide a high total return from a portfolio of selected equity securities.

LORD ABBETT SERIES FUND, INC. (advised by Lord Abbett & Co.)


     GROWTH & INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.


MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.

     NEW DISCOVERY SERIES will seek capital appreciation.


     TOTAL RETURN SERIES will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.


     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

OCC ACCUMULATION TRUST (advised by OpCap Advisors)

     EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

     MANAGED PORTFOLIO seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

     MID CAP PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $5 billion.

     SMALL CAP PORTFOLIO seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

SUN CAPITAL ADVISERS TRUST (advised by Sun Capital Advisers, Inc., an affiliate of the Company); Wellington Management Company, LLP serves as investment subadviser to Sun Capital Blue Chip Mid Cap Fund, Sun Capital Investors Foundation Fund and Sun Capital Select Equity Fund)

     SUN CAPITAL BLUE CHIP MID CAP FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.

     SUN CAPITAL INVESTORS FOUNDATION FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SUN CAPITAL INVESTMENT GRADE BOND FUND seeks high current income consistent with relative stability of principal by investing at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     SUN CAPITAL MONEY MARKET FUND seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.


     SUN CAPITAL REAL ESTATE FUND primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its assets in securities of real estate investment trusts and other real estate companies.


     SUN CAPITAL SELECT EQUITY FUND seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

WARBURG PINCUS TRUST (advised by Credit Suisse Asset Management, L.LP ("CSAM"); CSAM has retained Abbott Capital Management, L.P. regarding investments in private investment funds for the Global Post-Venture Capital Portfolio.)

     WARBURG PINCUS EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

     WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO (formerly, the Warburg Pincus Post-Venture Capital Portfolio) seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development and pursues an aggressive investment strategy.

     WARBURG PINCUS INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

     WARBURG PINCUS SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.


      Certain of the investment advisers to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, except for the administrative costs of the Lord Abbett Growth & Income Portfolio, which are paid from Fund assets.



      Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio managers(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.


                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.


      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that, if you own a Contract issued in the State of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Period.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.


      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.


YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your

Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor-- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. A Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive:

    (1) written notice from you electing a different Guarantee Period from among those we then offer or

    (2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract.

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. We will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Fund; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occuring more than 30 days before the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment advisor, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of three asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an Asset Allocation program, you authorize us to automatically reallocate your investment options that participate in the Asset Allocation program on a quarterly basis, or as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or you choose a different model.

      SYSTEMATIC WITHDRAWAL PROGRAM

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Withdrawals under the Systematic Withdrawal Program are subject to surrender charges. They may also be included in income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing this option.

      You may change or stop the Systematic Withdrawal Program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.


      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.


      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

      When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus
(2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

      For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

      For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your

Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

      - $800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

      - $8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

      - $10,000, which is the amount of all Old Payments that you have not previously withdrawn.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

      The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

      ORDER OF WITHDRAWAL

      New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:



   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%

      For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix C.

      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

      If approved in your state, we will waive the withdrawal charge for a full withdrawal if (a) at least one year has passed since we issued your Contract and
(b) you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state. An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT


      Effective October 8, 1999, no Market Value Adjustment applies to Futurity II Annuity Contracts issued in the state of California on or after that date. For Contracts issued elsewhere, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.


      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current

Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------  )             -1
    1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

      No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the state of Oregon.

                                CONTRACT CHARGES

ACCOUNT FEE


      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.


      We will not charge the annual Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.


ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE


      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.


PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or, the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

      3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

      4. Your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date; and

      5. Your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under "Amount of Death Benefit," will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under (3), (4) and (5), any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is amount (2), (3), (4) or (5), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun

Capital Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT


      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."


      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us, at our Annuity Mailing Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (See "The Income Phase -- Annuity Provisions.")

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN


      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.


SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE


      During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges -- Account Fee").


ANNUITY PAYMENT RATES


      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").


      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date and each Participant, in like manner, may change the ownership interest in a Contract.

      A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

LIMITATION OR DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it. However, if applicable state law requires we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and, could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of, and Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply to (i) any immediate annuity, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above), or after age
59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such retroactive guidelines, but cannot assume that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.


PUERTO RICO TAX CONSIDERATIONS


      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      If any annuity distributions are made under an annuity contract, the annuitant or other payee will be required to include as gross income the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      In the event payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent of the Annuitant's aggregate premiums or other consideration paid.


      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "U.S. Federal Tax Considerations" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.


      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.46% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." We began offering the Contract in December 1998. During 1999, approximately $290,937 was paid to and retained by Clarendon in connection with distribution of the Contracts.


                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the variable options. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period since we started offering Futurity products or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Fund for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Fund between the first and last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Sun Capital Money Market Fund Sub-Account), expressed as a percentage of the value of the variable options Accumulation Units. Yield is an annualized figure, which means that we assume that the variable options generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Sun Capital Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Sun Capital Money Market Fund Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1934 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024,

Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

GENERAL

      The Company is engaged in the sale of individual variable life insurance and individual and group fixed and variable annuities. These contracts are sold in both the tax-qualified and non-tax-qualified markets. These products are distributed through individual insurance agents, insurance brokers and broker-dealers.

      The following table sets forth premiums and deposits by major product categories for each of the last 3 years. See the Notes to the Statutory Financial Statements of the Company included in this Prospectus for industry segment information.

                                              1999         1998         1997
                                           ----------   ----------   ----------
                                                      (IN THOUSANDS)
Protection                                 $   16,509   $  155,907   $  204,671
Wealth Management                          $2,651,247   $2,194,895   $2,204,693
                                           ----------   ----------   ----------
                                           $2,667,756   $2,350,802   $2,409,364
                                           ==========   ==========   ==========

SELECTED FINANCIAL DATA


      The following selected financial data for the Company should be read in conjunction with the Statutory Financial Statements and the Notes thereto included in this Prospectus beginning on page 57.


                                                 FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------
                                   1999          1998          1997          1996          1995
                                -----------   -----------   -----------   -----------   -----------
                                                          (IN THOUSANDS)
Revenues
  Premiums, annuity deposits
    and other revenue           $ 2,869,250   $ 2,581,463   $ 2,623,629   $ 2,215,322   $ 1,883,901
  Net investment income and
    realized gains                  190,844       187,208       298,121       310,172       315,966
                                -----------   -----------   -----------   -----------   -----------
                                  3,060,094     2,768,671     2,921,750     2,525,494     2,199,867
                                -----------   -----------   -----------   -----------   -----------
Benefits and expenses
  Policyholder benefits           2,706,121     2,416,950     2,579,104     2,232,528     1,995,208
  Other expenses                    239,136       214,607       206,065       175,342       150,937
                                -----------   -----------   -----------   -----------   -----------
                                  2,945,257     2,631,557     2,785,169     2,407,870     2,146,145
                                -----------   -----------   -----------   -----------   -----------
Operating gain                      114,837       137,114       136,581       117,624        53,722
Federal income tax expense
  (benefit)                          24,479        11,713         7,339        (5,400)       17,807
                                -----------   -----------   -----------   -----------   -----------
Net income                      $    90,358   $   125,401   $   129,242   $   123,024   $    35,915
                                ===========   ===========   ===========   ===========   ===========
Assets                          $19,948,155   $16,902,621   $15,925,357   $13,621,952   $12,359,683
                                ===========   ===========   ===========   ===========   ===========
Surplus notes                   $   565,000   $   565,000   $   565,000   $   315,000   $   650,000
                                ===========   ===========   ===========   ===========   ===========

See "Reinsurance," below, for the effect of the reinsurance agreements on 1999 net income.

See Note 1 to the Statutory Financial Statements for changes in accounting principles and reporting.

See discussion in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT

      This Prospectus includes forward-looking statements by the Company under the Private Securities Litigation Reform Act of 1995. These statements are not matters of historical fact; they relate to such topics as future product sales, volume growth, market share, market risk and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:

    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.

    - Changes in interest rates and market conditions.

    - Regulatory and legislative developments.

    - Developments in consumer preferences and behavior patterns.

RESULTS OF OPERATIONS

      1999 COMPARED TO 1998:

      NET INCOME

      Net income decreased by $35.0 million to $90.4 million in 1999, reflecting a decrease of $54.7 million in income from operations and an increase of $19.7 million in net realized capital gains. (In the following discussion, "income from operations" refers to the statutory statements of operations line item, "net gain from operations after dividends to policyholders and federal income tax and before realized capital gains.")

      Income from operations decreased from $125.0 million in 1998 to $70.3 million in 1999, mainly as a result of the following factors:

    - A $32.3 million increase, to $63.7 million in 1999, in the income from operations from the Company's Wealth Management segment. (See "1999 Compared to 1998 -- Wealth Management Segment," below.)

    - The effect of terminating certain reinsurance agreements with the Company's ultimate parent in 1998. The termination of these agreements was the predominant factor in the $94.2 million decrease in income from operations for the Company's Protection segment. (See "1999 Compared to 1998 -- Protection Segment," below.)

    - An increase of $7.2 million in income from operations from the Corporate segment, mainly reflecting dividends from a subsidiary. (See "1999 Compared to 1998 -- Corporate Segment," below.)

      INCOME FROM OPERATIONS BY SEGMENT

      The Company's income from operations reflects the operations of its 3 business segments: the Wealth Management segment, the Protection segment and the Corporate segment.

      The following table provides a summary of income from operations by segment, which is discussed more fully below.


                       INCOME FROM OPERATIONS BY SEGMENT*
                                 (IN MILLIONS)



                                                                                          % CHANGE
                                                                                    ---------------------
                                                     1999       1998       1997     1999/1998   1998/1997
                                                   --------   --------   --------   ---------   ---------
    Wealth Management                               $63.7      $ 31.4     $ 14.7      102.9 %     113.6 %
    Protection                                       (5.1)       89.1       18.0     (105.7)%     395.0 %
    Corporate                                        11.7         4.5       69.8      160.0 %     (93.6)%
                                                    -----      ------     ------     ------       -----
                                                    $70.3      $125.0     $102.5      (43.8)%      22.0 %
                                                    =====      ======     ======     ======       =====


    * Before net realized capital gains

      WEALTH MANAGEMENT SEGMENT

      The Wealth Management segment focuses on the savings and retirement needs of individuals preparing for retirement or who have already retired. It primarily markets to upscale consumers in the U.S., selling individual and group fixed and variable annuities. Its major product lines, "Regatta" and "Futurity," are combination fixed/variable annuities. In these combination annuities, contract holders have the choice of allocating payments either to a fixed account, which provides a guaranteed rate of return, or to variable accounts. Withdrawals from the fixed account are subject to market value adjustment. In the variable accounts, the contract holder can choose from a range of investment options and styles. The return depends upon investment performance of the options selected. Investment funds available under Regatta products are managed by Massachusetts Financial Services Company ("MFS"), an affiliate of the Company. Investment funds available under Futurity products are managed by several investment managers, including MFS and Sun Capital Advisers, Inc., a subsidiary of the Company.

      The Company distributes its annuity products through a variety of channels. For the Regatta products, about half are sold through securities brokers; a further one-fourth through financial institutions, and the remainder through insurance agents and financial planners. The Futurity products, introduced in February 1998, are primarily distributed through a dedicated wholesaler network, including Sun Life of Canada (U.S.) Distributors, Inc., a subsidiary of the Company.

      Although new pension products are not currently sold, there has been a substantial block of group retirement business in-force, including guaranteed investment contracts ("GICs"), pension plans and group annuities. A significant portion of these pension contracts are non-surrenderable, with the result that the Company's liquidity exposure is limited. GICs were marketed directly in the U.S. through independent managers. In 1997, the Company decided to no longer market group pension and GIC products.

      Following are the major factors affecting this segment's results in 1999 as compared to 1998.


      - Deposit-type funds, which primarily comprised annuity deposits, increased by $457.7 million, or 21%, to $2,598.3 million in 1999. Fixed annuity account deposits were higher by approximately $625 million in 1999, which management believes is mainly a result of the success of the Company's introduction, during the fourth quarter of 1998, of a higher Dollar Cost Averaging ("DCA") rate and a new 6-month DCA program. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. While fixed annuity account deposits increased, deposits directly into variable accounts declined by approximately 13% in 1999. The Company believes this decline was a consequence of the heightened interest in the DCA programs in 1999.



      - Sales of the Futurity line of products, introduced in February 1998, represented approximately 9% of total annuity deposits in 1999. The Company expects that sales of the Futurity products will continue to increase in the future, based on management's beliefs that market demand is growing for multi-manager variable annuity products, such as Futurity; that the productivity of Futurity's wholesale distribution network, established in 1998, will continue to grow; and that the marketplace will respond favorably to introductions of new Futurity products and product enhancements.



      - Fee income increased as a result of higher variable annuity account balances. Fee income was higher by approximately $32 million in 1999. The factors driving this growth in account balances have been market appreciation and net deposit activity. This growth has generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Other income increased by approximately $5 million in 1999, mainly reflecting a reinsurance agreement entered into in July 1999 with an unrelated company, which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3.4 million.



      - The net year-over-year change in aggregate reserves on policies and contracts for the Wealth Management segment had the effect of increasing income from operations for this segment. This change reflected lower reserves related to minimum guaranteed death benefit product features as well as a variety of other factors.



      - There has been a shift in demand to variable account products from general account products. As a consequence, there has been a decline in average general account invested assets and, in turn, net investment income has declined. Net investment income reflects only income earned on invested assets of the general account. In 1999, net investment income for the Wealth Management segment decreased by $44.0 million, to $114.0 million. This decline in average general account assets primarily reflects the Company's decision in 1997 to no longer market group pension and GIC products and as a consequence, a declining block of in-force business as GICs mature and are surrendered.



      - Policyholder benefits (the major elements of which are surrenders and withdrawals, changes in the liability for premium and other deposit funds, and related separate account transfers) were higher by approximately $430 million in 1999, mainly as a result of higher variable annuity surrenders. The increase in variable annuity surrenders primarily related to a block of separate account contracts that had been issued seven or more years previously and for which the surrender charge periods had expired. The Company expects that as the separate account block of business continues to grow and as an increasing number of accounts are no longer subject to surrender charges, surrenders will tend to increase. The Company is implementing a conservation program with the aim of improving asset retention.



      - Operational expenses, which include general insurance expenses and insurance taxes, licenses and fees, excluding federal income taxes, increased by $5.4 million, or 9%, in 1999. This increase reflected costs associated with operations and technology improvements to support the growth of the Company's in-force business. Commissions of $153.6 million were higher by $17.7 million in 1999, mainly as a result of higher sales.


      PROTECTION SEGMENT

      The Protection Segment comprises two main elements, internal reinsurance and variable life products.

      Internal Reinsurance

      In recent years, the Company has had various reinsurance agreements with Sun Life (Canada). In some of these arrangements, Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company. These agreements, in the aggregate, had an immaterial effect on net income in the years 1998 and 1999. Under another reinsurance agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $24.6 million in 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million as the termination payment was less than the reserves held under the agreement. Because this agreement terminated in 1998, it had no effect on income from operations in 1999.

      Variable Life Products

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997. The Company's management expects that the Company's variable life business will grow and become more significant in the future. In September 1999, the Company introduced a new variable universal life product as part of the Futurity product portfolio. Costs related to developing this product were primarily responsible for the decrease of approximately $4 million in income from operations for this portion of the Protection segment.

      CORPORATE SEGMENT

      The Corporate segment includes the capital of the Company, its investments in subsidiaries and items not otherwise attributable to either the Wealth Management segment or the Protection segment.

      In 1999, income from operations for this segment increased by $7.2 million to $11.7 million. This increase reflected higher net investment income, mainly from dividends of $19.3 million received during the 4th quarter from a subsidiary, New London Trust, F.S.B. Partially offsetting this change in net investment income were higher operational expenses and higher federal income taxes attributable to this segment.

      1998 COMPARED TO 1997:

      NET INCOME

      Net income decreased by $3.8 million to $125.4 million in 1998, reflecting an increase of $22.5 million in income from operations and a decrease of $26.3 million in net realized capital gains.

      Income from operations increased from $102.5 million in 1997 to $125.0 million in 1998, mainly as a result of the following factors:


      - A $16.7 million increase, to $31.4 million in 1998, in the income from operations from the Company's Wealth Management segment. (See "1998 Compared to 1997 -- Wealth Management Segment," below.)



      - The effect of terminating certain reinsurance agreements with Sun Life (Canada). The termination of these agreements was the predominant factor in the $71.1 million increase in income from operations for the Company's Protection segment.



      - The effects of the Company's December 1997 reorganization (described in "Corporate Segment," below), as a result of which MFS is no longer a subsidiary of the Company. As a result of this reorganization, dividends from subsidiaries were lower in 1998 than in 1997 and certain subsidiary tax benefits were no longer available to the Company. Also affecting income from operations for the Corporate segment in 1998 was that income earned on the proceeds of a December 1997 issuance of a $250 million surplus note was lower than the related interest expense.


      Net realized capital gains decreased from $26.7 million in 1997 to $0.4 million in 1998. This decrease was also due to the Company's December 1997 reorganization which resulted in a realized capital gain of $21.2 million in 1997.

      INCOME FROM OPERATIONS BY SEGMENT

      WEALTH MANAGEMENT SEGMENT

      Following are the major factors affecting the Wealth Management segment's results in 1998 as compared to 1997:

    - Annuity deposits declined by about $27 million, or 1%, to $2.2 billion in 1998. Fixed annuity account deposits were lower by approximately 7% in 1998, while deposits into variable annuity accounts increased in total and as a proportion of total annuity deposits. These trends reflected market conditions and competitive factors.


    - Deposits into the DCA programs, a feature of the Company's combination fixed/variable annuity products, were a significant element of account deposits. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. DCA deposits overall were flat in 1998 compared to 1997. This pattern resulted, in part, from heightened competition, as other companies introduced similar DCA programs within in 1998. During the fourth quarter of 1998, the Company introduced a higher DCA rate and a new six-month DCA program. DCA deposits for that quarter were higher, compared to the preceding 1998 quarters.



    - An increase in variable account deposits in 1998 reflected both the continuing strong growth in equity markets generally and the continuing strong performance of the investment funds underlying the Company's variable annuity products. The continuing strong equity markets, low interest rate environment, and demographic trends, among other factors, increased the demand and market for wealth accumulation products in the U.S., particularly for variable annuities. These factors contributed to the growth in the Company's variable account deposits in 1998, despite heightened competition.



    - The Company introduced its Futurity line of products in February 1998. Related deposits represented about 6% of the total for the Wealth Management segment in 1998.


    - Fee income increased as a result of higher variable annuity account balances. The main factors driving this growth in account balances were market appreciation and net deposit activity. This growth generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Fee income increased by approximately $43 million, or 39%, in 1998.

    - Because there was a shift to variable accounts from the general account, net investment income declined. Net investment income reflects only income earned on invested assets of the general account. In 1998, net investment income for the Wealth Management segment decreased by about $40 million, or 20%, compared to 1997, mainly as a result of the decline in average invested assets in the Company's general account. This decline in average general account assets mainly reflected the shift in deposits in recent years from the fixed account to variable accounts. It also reflected the Company's decision in 1997 to no longer market group pension and GICs.

    - Policyholder benefits were lower, mainly reflecting lower surrender activity compared to 1997. During 1997 and into the first half of 1998, surrender and withdrawal activity had been high. This activity primarily related to a block of separate account contracts that had been issued 7 or more years previously and for which the surrender charge periods had expired. While variable account surrenders continued to rise, general account surrenders declined in 1998. As a result of this pattern of activity, policyholder benefits (of which surrenders and withdrawals, the related changes in the liability for premium and other deposit funds, and related separate account transfers are the major elements) increased in 1997 and were lower in 1998.

    - As a result of investments in technology and infrastructure to enhance annuity operations, operational expenses increased by approximately $12 million, or 25%, in 1998 compared to 1997. These increases reflected 3 main factors:

       - Higher volumes of annuity business, requiring greater administrative support.

       - Improvements to the computer systems and technology that support the annuity business. These improvements involved information systems supporting the growth of the Company's in-force business, particularly its combination fixed/variable annuities.

       - Costs associated with the product design and implementation of the new Futurity multi-manager annuity product and the development of a new product within the Regatta product line.

      PROTECTION SEGMENT

      The reinsurance arrangements in which Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company had an immaterial effect, in the aggregate, on net income in 1997 and 1998. Under another agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $37.1 million in 1997. Income from operations decreased to $24.6 million in 1998, because the agreement was in place only through the first 9 months of 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million. This termination-related increase in 1998 represented a reasonable approximation of the value of the stream of future earnings that the agreement would have generated had it remained in effect.

      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997.

      CORPORATE SEGMENT

      In 1998, income from operations decreased by $65.3 million to $4.5 million for the Corporate segment. This decrease reflected 2 main factors:

    - Dividends from subsidiaries were lower than in 1997 by $37.5 million. This decrease mainly resulted from a December 1997 reorganization, in which the Company transferred its ownership of MFS to its parent company, Sun Life of Canada (U.S.) Holdings, Inc. ("Sun Life (U.S.) Holdings.") As a result of this reorganization, the Company received no dividends from MFS in 1998. By comparison, it received $33.1 million of MFS dividends in 1997.

    - Net investment income, other than dividends from subsidiaries, decreased by $5.9 million in 1998 over 1997, reflecting the effect of the Company's December 1997 issuance of a $250 million surplus note to Sun Life (U.S.) Holdings. Interest expense exceeded investment earnings on the related funds.

FINANCIAL CONDITION AND LIQUIDITY

      ASSETS

      The Company's total assets comprise those held in its general account and those held in its separate accounts. General account assets support general account liabilities. Separate accounts and their assets are of 2 main types:

    - Those assets held in a "fixed" separate account, which the Company established for amounts that contract holders allocate to the fixed portion of their combination fixed/variable deferred annuity contracts. Fixed separate account assets are available to fund general account liabilities and general account assets are available to fund the liabilities of this fixed separate account. The

      Company manages the assets of this fixed separate account according to general account investment policy guidelines.

    - Those assets held in a number of registered and non-registered "variable" separate accounts as investment vehicles for the Company's variable life and annuity contracts. Policyholders may choose from among various investment options offered under these contracts according to their individual needs and preferences. Policyholders assume the investment risks associated with these choices. General account and fixed separate account assets are not available to fund the liabilities of these variable accounts.

      The following table summarizes significant changes in asset balances during 1999, 1998 and 1997. The changes are discussed below.


                                                       ASSETS                       % CHANGE
                                            1999        1998        1997      1999/1998   1998/1997
                                          ---------   ---------   ---------   ---------   ---------
                                                    (IN MILLIONS)
General account assets..................  $ 2,377.1   $ 2,932.2   $ 4,513.5     (18.9)%     (35.0)%
Fixed separate account assets...........    2,080.7     2,195.6     2,343.9      (5.2)%      (6.3)%
                                          ---------   ---------   ---------     -----       -----
                                          $ 4,457.8   $ 5,127.8   $ 6,857.4     (13.1)%     (25.2)%

Variable separate account assets........   15,490.3    11,774.8     9,068.0      31.6 %      29.9 %
                                          ---------   ---------   ---------     -----       -----
Total assets............................  $19,948.1   $16,902.6   $15,925.4      18.0 %       6.1 %
                                          =========   =========   =========     =====       =====


      General account and fixed separate account assets, taken together, decreased by 13.2% in 1999; but variable separate account assets increased by 31.6%. In 1998, the combined general account and fixed separate account decreased by 25.2%, while variable separate account assets increased by 29.9%. This growth in variable accounts relative to the general and fixed accounts reflects 2 main factors: (1) appreciation of the funds held in the variable separate accounts has exceeded that of the funds held in the general and fixed separate accounts; and (2) annuity deposits and exchanges into variable accounts have increased, while annuity deposits into fixed accounts have slowed. The Company believes this pattern has reflected a shift in the preferences of policyholders, which is largely attributable to the strong performance of equity markets in general and of the Company's variable account funds in particular.

      The assets of the general account are available to support general account liabilities. For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities. General account assets primarily comprise cash and invested assets, which represented essentially all of general account assets at year-end 1999. Major types of invested asset holdings included bonds, mortgages, real estate and common stock. The Company's bond holdings comprised 51.5% of the Company's portfolio at year-end 1999. Bonds included both public and private issues. It is the Company's policy to acquire only investment-grade securities. As a result, the overall quality of the bond portfolio is high. At year-end 1999, only 0.5% were rated below-investment-grade; i.e., they had National Association of Insurance Commissioners ("NAIC") ratings lower than "1" or "2." The Company's mortgage holdings amounted to $528.9 million at year-end 1999, representing 22.3% of the total portfolio. All mortgage holdings at year-end 1999 were in good standing. The Company believes that the high quality of its mortgage portfolio is largely attributable to its stringent underwriting standards. At year-end 1999, investment real estate amounted to $79.2 million, representing about 3.3% of the total portfolio. The Company invests in real estate to enhance yields and, because of the long-term nature of these investments, the Company uses them for purposes of matching with products having long-term liability durations. Common stock holdings amounted to $75.3 million, representing about 3.2% of the portfolio. These holdings comprised the Company's ownership shares in subsidiaries.

      LIABILITIES

      As with assets, the proportion of variable separate account liabilities to total liabilities has been increasing. Most of the Company's liabilities comprise reserves for life insurance and for annuity contracts and deposit funds. The Company expects the declining trend in general account liabilities to continue, because it believes that net maturities will continue to exceed sales for the fixed contracts associated with these liabilities. This trend stems mainly from the Company's 1997 decision to discontinue selling group pension and GIC contracts and to focus its marketing efforts on its combination fixed/variable annuity products.

CAPITAL MARKETS RISK MANAGEMENT

      See "Quantitative and Qualitative Disclosures About Market Risk," below, for a discussion of the Company's capital markets risk management.

CAPITAL RESOURCES

      CAPITAL ADEQUACY

      The National Association of Insurance Commissioners ("NAIC") adopted regulations at the end of 1993 that established minimum capitalization requirements for insurance companies, based on risk-based capital ("RBC") formulas. These requirements are intended to identify undercapitalized companies, so that specific regulatory actions can be taken on a timely basis. The RBC formula for life insurance companies calculates capital requirements related to asset, insurance, interest rate, and business risks. According to the RBC calculation, the Company's capital was well in excess of its required capital at year-end 1999.

      LIQUIDITY

      The Company's liquidity requirements are generally met by funds from operations. The Company's main uses of funds are to pay out death benefits and other maturing insurance and annuity contract obligations; to make pay-outs on contract terminations; to purchase new investments; to fund new business ventures; and to pay normal operating expenditures and taxes. The Company's main sources of funds are premiums and deposits on insurance and annuity products; proceeds from the sale of investments; income from investments; and repayments of investment principal.

      In managing its general account and fixed separate account assets in relation to its liabilities, the Company has segmented these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. Among other matters, this investment policy considers liquidity requirements and provides cash flow estimates. The Company reviews these policies quarterly.

      The Company's liquidity targets are intended to enable it to meet its day-to-day cash requirements. On a quarterly basis, the Company compares its total "liquifiable" assets to its total demand liabilities. Liquifiable assets comprise cash and assets that could quickly be converted to cash should the need arise. These assets include short-term investments and other current assets and investment-grade bonds. The Company's policy is to maintain a liquidity ratio in excess of 100%, and it did so throughout 1999. Based on its ongoing liquidity analyses, the Company believes that its available liquidity is more than sufficient to meet its liquidity needs.

OTHER MATTERS

      DEMUTUALIZATION

      On January 27, 1998, Sun Life (Canada) announced that its Board of Directors had requested that management develop a plan to demutualize. Demutualization would involve converting from a mutual structure, with ownership by policyholders, to a shareholder-owned company. It would provide that the ownership interest currently held by policyholders be distributed to them in the form of shares, without affecting their interests as policyholders. In
June 1999, the Sun Life (Canada)'s Board of

Directors approved the demutualization timetable recommended by management, and on September 28, 1999, Sun Life (Canada)'s Board of Directors approved the demutualization plan. On December 6, 1999, Sun Life (Canada) received approval for its demutualization plan from the Michigan Commissioner of Insurance. At a Special Meeting on December 15, 1999, eligible policyholders of Sun Life (Canada) voted in favor of the Company's plans to demutualize. Sun Life (Canada) completed its demutualization on March 22, 2000 and its Initial Public Offering ("IPO") on March 29, 2000. The demutualization of Sun Life (Canada) is not expected to have any significant impact on the Company.

      SALE OF SUBSIDIARIES

      On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $34.0 million and the Company realized a post tax gain of $4.9 million.

      On October 29, 1999, the Company completed the sale of its wholly-owned subsidiary, New London Trust F.S.B. ("NLT"), for approximately $30.3 million to an unaffiliated party. The Company realized a post-tax gain of $13.2 million from this sale. This transaction is not expected to have a significant effect on the ongoing operations of the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.

      GENERAL

      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the Company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. The policy covers the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policies to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.

      TYPES OF MARKET RISKS

      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk; nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. (At year-end 1999, investment real estate holdings represented less than 4% of its total general account portfolio.) The management of interest rate risk exposure is discussed below.

      INTEREST RATE RISK MANAGEMENT

      The Company's fixed interest rate liabilities are primarily supported by well-diversified portfolios of fixed interest investments. They are also supported by holdings of real estate and floating rate notes. All of these fixed interest investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities ("MBS") and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in lever-aged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.

      Changes in the level of domestic interest rates affect the market value of fixed interest assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.

      Significant features of the Company's immunization models include:

    - an economic or market value basis for both assets and liabilities;

    - an option pricing methodology;

    - the use of effective duration and convexity to measure interest rate sensitivity;

    - the use of key rate durations to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.

      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.

      Asset strategies may include the use of Treasury futures or interest rate swaps to adjust the duration profiles for particular portfolios. All derivative transactions are conducted under written operating guidelines and are marked to market. Total positions and exposures are reported to the Board of Directors on a monthly basis. The counterparties to hedging transactions are major highly rated financial institutions, with respect to which the risk of the Company's incurring losses related to credit exposures is considered remote.

      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1999 had a fair value of $1,024.6 million. Fixed income investments supporting those liabilities had a fair value of $2,072.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1999. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $30.6 million and the corresponding assets would show a net decrease of $80.5 million.

      By comparison, liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $1,538.3 million. Fixed income investments supporting those liabilities had a fair value of $2,710.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $46.3 million and the corresponding assets would show a net decrease of $113.2 million.

      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.

      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.

REINSURANCE

      The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements in 1999 had the effect of decreasing net income from operations by approximately $1,527,000.

      Effective January 1, 1991, the Company entered into an agreement with Sun Life (Canada) under which certain individual life insurance contracts issued by Sun Life (Canada) were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991 the Company entered into an agreement with Sun Life (Canada) which provides that Sun Life (Canada) will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000 for the year ended December 31, 1998. The Company terminated these agreements effective October 1, 1998, resulting in an increase in income from operations in 1998 of $65,679,000 which included a cash settlement.

      The Company has also executed reinsurance agreements with unrelated companies which provide reinsurance of certain individual life insurance contracts on a modified coinsurance basis under which all deficiency reserves are ceded. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999.

      During 1999, the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

RESERVES

      In accordance with the life insurance laws and regulations under which the Company operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves compounded annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements, these reserves are determined in accordance with statutory regulations.

INVESTMENTS


      Of the Company's total assets of $19.9 billion at December 31, 1999, 88.1% ($17.6 billion) consisted of unitized and non-unitized separate account assets, 6.1% ($1.2 billion) was invested in bonds and similar securities, 2.7%
($528.9 million) was invested in mortgages, 0.4% ($75.3 million) was invested in subsidiaries, 0.4% ($94.8 million) was invested in real estate, and the remaining 2.3% ($456.1 million) was invested in cash and other assets.

COMPETITION

      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. According to a 1999 statistical study published by A.M. Best, the Company ranked 36th among North American life insurance companies based upon total assets as of December 31, 1998.

EMPLOYEES


      The Company and Sun Life (Canada) have entered into a service agreement which provides that the latter will furnish the Company, as required, with personnel as well as certain services and facilities on a cost reimbursement basis. As of March 31, 2000, the Company had 385 direct employees who are employed at its Principal Executive Office in Wellesley Hills, Massachusetts and at its Retirement Products and Services Division in Boston, Massachusetts.


PROPERTIES

      The Company occupies office space owned by it and leased to Sun Life (Canada), and certain unrelated parties for lease terms not exceeding 5 years. The Company also occupies office space which it leases from unaffiliated parties for various lease terms.

STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 1999 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1999, 1998 and 1997 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 1999 are included in the Statement of Additional Information.

                            ------------------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                                 1999                1998
                                                                 ----                ----
ADMITTED ASSETS
    Bonds                                                     $ 1,221,970         $ 1,763,468
    Common stocks                                                  75,283             128,445
    Mortgage loans on real estate                                 528,911             535,003
    Properties acquired in satisfaction of debt                    15,641              17,207
    Investment real estate                                         79,182              78,021
    Policy loans                                                   40,095              41,944
    Cash and short-term investments                               316,971             265,226
    Other invested assets                                          67,938              64,177
    Investment income due and accrued                              25,303              35,706
    Federal income tax recoverable and interest thereon                --               1,110
    Other assets                                                    5,807               1,928
                                                              -----------         -----------
    General account assets                                      2,377,101           2,932,235
    Separate account assets
      Unitized                                                 15,490,328          11,774,745
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total admitted assets                                     $19,948,155         $16,902,621
                                                              ===========         ===========
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 1,153,642         $ 1,216,107
    Supplementary contracts                                         3,182               1,885
    Policy and contract claims                                        962                 369
    Liability for premium and other deposit funds                 564,820           1,000,875
    Surrender values on cancelled policies                             16                   5
    Interest maintenance reserve                                   41,771              40,490
    Commissions to agents due or accrued                            3,253               2,615
    General expenses due or accrued                                14,055               5,932
    Transfers from Separate Accounts due or accrued              (467,619)           (361,863)
    Taxes, licenses and fees due or accrued, excluding FIT            379                 401
    Federal income taxes due or accrued                            89,031              25,019
    Unearned investment income                                         22                  23
    Amounts withheld or retained by company as agent or
      trustee                                                        (442)                529
    Remittances and items not allocated                             1,078               5,176
    Asset valuation reserve                                        44,071              44,392
    Payable to parent, subsidiaries, and affiliates                26,284              30,381
    Payable for securities                                             --                 428
    Other liabilities                                              16,674               9,770
                                                              -----------         -----------
    General account liabilities                                 1,491,179           2,022,534
    Separate account liabilities:
      Unitized                                                 15,489,908          11,774,522
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total liabilities                                          19,061,813          15,992,697
                                                              -----------         -----------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                            5,900               5,900
                                                              -----------         -----------
    Surplus notes                                                 565,000             565,000
    Gross paid in and contributed surplus                         199,355             199,355
    Unassigned funds                                              116,087             139,669
                                                              -----------         -----------
    Surplus                                                       880,442             904,024
                                                              -----------         -----------
    Total common capital stock and surplus                        886,342             909,924
                                                              -----------         -----------
    Total liabilities, capital stock and surplus              $19,948,155         $16,902,621
                                                              ===========         ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                              1999         1998         1997
                                                              ----         ----         ----
INCOME:
    Premiums and annuity considerations                    $   69,492   $  210,198   $  254,066
    Deposit-type funds                                      2,598,265    2,140,604    2,155,297
    Considerations for supplementary contracts without
      life contingencies and dividend accumulations             3,461        2,086        1,615
    Net investment income                                     167,035      184,532      270,249
    Amortization of interest maintenance reserve                3,702        2,282        1,166
    Income from fees associated with investment
      management and administration and contract
      guarantees from Separate Account                        173,417      141,211      109,757
    Net gain from operations from Separate Account                 61           --            5
    Other income                                               24,554       87,364      102,889
                                                           ----------   ----------   ----------
    Total Income                                            3,039,987    2,768,277    2,895,044
                                                           ----------   ----------   ----------
BENEFITS AND EXPENSES:
    Death benefits                                              4,386       15,335       17,284
    Annuity benefits                                          155,387      153,636      148,135
    Disability benefits and benefits under accident and
      health policies                                              --          104          132
    Surrender benefits and other fund withdrawals           2,313,179    1,933,833    1,854,004
    Interest on policy or contract funds                          237         (140)         699
    Payments on supplementary contracts without life
      contingencies and dividend accumulations                  2,345        2,528        1,687

    Increase (decrease) in aggregate reserves for life
      and accident and health policies and contracts          (62,465)    (972,135)     127,278
    Decrease in liability for premium and other deposit
      funds                                                  (436,055)    (449,831)    (447,603)
    Increase (decrease) in reserve for supplementary
      contracts without life contingencies and for
      dividend and coupon accumulations                         1,296         (362)          42
                                                           ----------   ----------   ----------
    Total Benefits                                          1,978,310      682,968    1,701,658
                                                           ----------   ----------   ----------
    Commissions on premiums and annuity considerations
      (direct business only)                                  155,381      137,718      132,700
    Commissions and expense allowances on reinsurance
      assumed                                                      --       13,032       17,951
    General insurance expenses                                 75,046       58,132       46,624
    Insurance taxes, licenses and fees, excluding federal
      income taxes                                              8,710        7,388        8,267
    Increase (decrease) in loading on and cost of
      collection in excess of loading on deferred and
      uncollected premiums                                         --       (1,663)         523
    Net transfers to Separate Accounts                        727,811      722,851      844,130
    Reserve and fund adjustments on reinsurance
      terminated                                                   --    1,017,112           --
                                                           ----------   ----------   ----------
    Total Benefits and Expenses                            $2,945,258   $2,637,538   $2,751,853
                                                           ----------   ----------   ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF OPERATIONS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                            1999             1998             1997
                                                            ----             ----             ----
  Net gain from operations before dividends to
    policyholders and federal income tax expense          $94,729          $130,739         $143,191
  Dividends to policyholders                                   --            (5,981)          33,316
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and before federal income tax
    expense                                                94,729           136,720          109,875
  Federal income tax expense, (excluding tax on
    capital gains)                                         24,479            11,713            7,339
                                                          -------          --------         --------
  Net gain from operations after dividends to
    policyholders and federal income taxes and
    before realized capital gains                          70,250           125,007          102,536
  Net realized capital gains less capital gains
    tax and transferred to the Interest
    Maintenance Reserve                                    20,108               394           26,706
                                                          -------          --------         --------
NET INCOME                                                $90,358          $125,401         $129,242
                                                          =======          ========         ========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                                1999           1998           1997
                                                                ----           ----         --------
Capital and Surplus, Beginning of Year                        $909,924       $832,695       $567,143
                                                              --------       --------       --------
 Net Income                                                     90,358        125,401        129,242
 Change in net unrealized capital gains (losses)               (36,111)          (384)         1,152
 Change in non-admitted assets and related items                 1,715         (1,086)          (463)
 Change in reserve due to change in valuation basis                                --         39,016
 Change in asset valuation reserve                                 320          3,213          6,307
 Surplus (contributed to) withdrawn from Separate
   Accounts during period                                          136             82             --
 Other changes in surplus in Separate Accounts
   Statements                                                       --             10             --
 Change in surplus notes                                            --             --        250,000
 Dividends to stockholders                                     (80,000)       (50,000)      (159,722)
 Aggregate write-ins for gains and (losses) in surplus              --             (7)            20
                                                              --------       --------       --------
 Net change in capital and surplus for the year                (23,582)        77,229        265,552
                                                              --------       --------       --------
Capital and Surplus, End of Year                              $886,342       $909,924       $832,695
                                                              ========       ========       ========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                          1999              1998              1997
                                                          ----              ----              ----
Cash Provided by Operations:
 Premiums, annuity considerations and deposit
   funds received                                      $ 2,667,756       $ 2,361,669       $ 2,410,919
 Considerations for supplementary contracts and
   dividend accumulations received                           3,461             2,086             1,615
 Net investment income received                            225,038           236,944           345,279
 Fees associated with investment management,
   administration, and contract guarentees from
   Separate Accounts                                       173,417           141,211                --
 Other income received                                      24,555           111,936           208,223
                                                       -----------       -----------       -----------
Total receipts                                           3,094,227         2,853,846         2,966,036
                                                       -----------       -----------       -----------
 Benefits paid (other than dividends)                    2,474,693         2,107,736         2,020,747
 Insurance expenses and taxes paid (other than
   federal income and capital gains taxes)                 230,744           217,023           203,650
 Net cash transferred to Separate Accounts                 833,567           800,636           895,465
 Dividends paid to policyholders                                --            26,519            28,316
 Federal income tax payments
   (recoveries),(excluding tax on capital gains)           (40,644)           46,965             1,397
 Other--net                                                    237              (138)              698
                                                       -----------       -----------       -----------
Total payments                                           3,498,597         3,198,741         3,150,273
                                                       -----------       -----------       -----------
Net cash used in operations                               (404,370)         (344,895)         (184,237)
                                                       -----------       -----------       -----------
 Proceeds from long-term investments sold,
   matured or repaid (after deducting taxes on
   capital gains (losses) of $(1,768) for 1999,
   $2,038 for 1998, and $750 for 1997)                   1,065,307         1,261,396         1,343,803
 Issuance of surplus notes                                      --                --           250,000
 Other cash provided (used)                                 13,797           (40,529)           71,095
                                                       -----------       -----------       -----------
Total cash provided                                      1,079,104         1,220,867         1,664,898
                                                       -----------       -----------       -----------
Cash Applied:
 Cost of long-term investments acquired                   (484,417)         (967,901)         (773,783)
 Other cash applied                                       (138,572)         (187,263)         (310,519)
                                                       -----------       -----------       -----------
Total cash applied                                        (622,989)       (1,155,164)       (1,084,302)
Net change in cash and short-term investments               51,745          (279,192)          396,359
Cash and short-term investments:
Beginning of year                                          265,226           544,418           148,059
                                                       -----------       -----------       -----------
End of year                                            $   316,971       $   265,226       $   544,418
                                                       ===========       ===========       ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), a mutual insurance company.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are confirmed retrospectively. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through the Interest Maintenance Reserve (IMR). Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $467,619,000 in 1999 and $361,863,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES

The Company owns all of the outstanding shares of the following subsidiaries:

Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") is engaged in the sale of individual fixed and variable annuity contracts and group life and group long term disability insurance contracts in the State of New York;

Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), is a registered broker-dealer;

Sun Life Financial Services Limited ("SLFSL"), serves as the marketing administrator for the distribution of the offshore products of SLOC (Bermuda branch), an affiliate;

Sun Benefit Services Company, Inc. ("Sunbesco") receives renewal commissions on a disability product and is currently inactive;

Sun Capital Advisers, Inc. ("Sun Capital") is a registered investment adviser;

Sun Life Finance Corporation ("Sunfinco") is a finance company and currently inactive;

Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1") is a special purpose corporation engaging in activities incidental to securitizing mortgage loans;

Clarendon Insurance Agency, Inc. ("Clarendon") is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates;

Sun Life Information Services Ireland Limited ("SLISL") is an offshore technology services center for affiliates.

On October 29,1999, the Company sold New London Trust F.S.B. ("NLT") to an unaffiliated party for $30,254,000. The Company realized a post tax gain of $13,170,000.

On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $33,965,000. The Company realized a post tax gain of $4,900,000.

The impact of the sales of NLT and MCIC on continuing operations of the Company is not expected to be material.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"), a registered investment adviser. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED)
During 1999, 1998, and 1997, the Company contributed capital in the following amounts to its subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
MCIC                                                          $    --    $    --    $ 2,000
SLFSL                                                           1,000        750      1,000
SPE 97-1                                                           --         --     20,377
Sundisco                                                       19,000     10,000         --
Sun Capital                                                        --        500         --
Clarendon                                                          --         10         --
SLISL                                                              --        502         --

During 1999, 1998, and 1997, the Company received dividends from the following subsidiaries:

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
SUN Life (N.Y.)                                               $ 6,500    $ 3,000    $    --
NLT                                                            19,319         --      7,500
MFS                                                                --         --     33,110
SPE 97-1                                                           --        675         --
SUNDISCO                                                           --         --        571

Summarized combined financial information of the Company's subsidiaries as of December 31, 1999, 1998 and 1997 and for the years then ended, follows:

                                                                      DECEMBER 31,
                                                         ---------------------------------------
                                                            1999          1998          1997
                                                         -----------   -----------   -----------
                                                                     (IN THOUSANDS)
Assets                                                   $   877,939   $ 1,315,317   $ 1,190,951
Liabilities                                                 (802,656)   (1,186,872)   (1,073,966)
                                                         -----------   -----------   -----------
Total net assets                                         $    75,283   $   128,445   $   116,985
                                                         ===========   ===========   ===========
Total revenues                                           $    82,443   $   222,853   $   750,364
Operating expenses                                           (90,318)     (221,933)     (646,896)
Income tax expense                                             3,249        (1,222)      (43,987)
                                                         -----------   -----------   -----------
Net income (loss)                                        $    (4,626)  $      (302)  $    59,481
                                                         ===========   ===========   ===========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS

Investments in debt securities are as follows:

                                                                  DECEMBER 31, 1999
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $   78,161    $  2,091     $ (2,454)   $   77,798
    States, provinces and political subdivisions      20,428          69          (57)       20,440
    Public utilities                                 181,466       6,854       (5,907)      182,413
    Transportation                                   188,285       7,689       (2,709)      193,265
    Finance                                           88,517       4,631         (518)       92,630
    All other corporate bonds                        665,113      18,353      (17,152)      666,314
                                                  ----------    --------     --------    ----------
        Total long-term bonds                      1,221,970      39,687      (28,797)    1,232,860
                                                  ----------    --------     --------    ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                               312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
        Total short-term bonds                       312,585          --           --       312,585
                                                  ----------    --------     --------    ----------
Total bonds                                       $1,534,555    $ 39,687     $(28,797)   $1,545,445
                                                  ==========    ========     ========    ==========

                                                                  DECEMBER 31, 1998
                                                  -------------------------------------------------
                                                                 GROSS        GROSS      ESTIMATED
                                                  AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                     COST        GAINS       (LOSSES)      VALUE
                                                     ----        -----       --------      -----
                                                                   (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                    $  140,417    $  7,635     $  (177)    $  147,875
    States, provinces and political subdivisions      16,632       2,219          --         18,851
    Public utilities                                 397,670      38,740        (238)       436,172
    Transportation                                   197,207      22,481         (18)       219,670
    Finance                                          144,958      12,542        (494)       157,006
    All other corporate bonds                        866,584      50,814      (6,419)       910,979
                                                  ----------    --------     -------     ----------
        Total long-term bonds                      1,763,468     134,431      (7,346)     1,890,553
                                                  ----------    --------     -------     ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
      commercial paper                                43,400          --          --         43,400
    Affiliates                                       220,000          --          --        220,000
                                                  ----------    --------     -------     ----------
        Total short-term bonds                       263,400          --          --        263,400
                                                  ----------    --------     -------     ----------
Total bonds                                       $2,026,868    $134,431     $(7,346)    $2,153,953
                                                  ==========    ========     =======     ==========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  BONDS (CONTINUED)
The amortized cost and estimated fair value of bonds at December 31, 1999 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                 DECEMBER 31, 1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                 COST      FAIR VALUE
                                                                 ----      ----------
                                                                  (IN THOUSANDS)
Maturities:
    Due in one year or less                                   $  376,761   $  376,823
    Due after one year through five years                        184,077      182,788
    Due after five years through ten years                       259,042      263,321
    Due after ten years                                          542,678      543,301
                                                              ----------   ----------
                                                               1,362,558    1,366,233
    Mortgage-backed securities                                   171,997      179,212
                                                              ----------   ----------
Total bonds                                                   $1,534,555   $1,545,445
                                                              ==========   ==========

Proceeds from sales and maturities of investments in debt securities during 1999, 1998, and 1997 were $740,081,000, $1,016,811,000 and $980,264,000, gross gains were $7,688,000, $17,025,000, and $10,732,000 and gross losses were
$4,477,000, $866,000, and $2,446,000, respectively.

Bonds included above with an amortized cost of approximately $2,604,000, $2,572,000, and $2,578,000 at December 31, 1999, 1998 and 1997, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentrations of credit risk in its portfolio.

4.  SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities on loan as of December 31, 1999, 1998 or 1997. Income resulting from this program was $20,000, $94,000, and $200,000 for the years ended
December 31, 1999, 1998 and 1997, respectively.

5.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

5.  MORTGAGE LOANS (CONTINUED)
The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       1998
                                                                ----       ----
                                                                (IN THOUSANDS)
California                                                    $ 72,693   $ 82,397
Massachusetts                                                   38,083     53,528
Michigan                                                        32,941     34,357
New York                                                        22,912     21,190
Ohio                                                            31,914     36,171
Pennsylvania                                                    92,825     93,587
Washington                                                      30,265     36,548
All other                                                      207,278    177,225
                                                              --------   --------
                                                              $528,911   $535,003
                                                              ========   ========

The Company has restructured mortgage loans totaling $15,644,000 and $30,743,000 and corresponding allowances for losses of $1,043,000 and $2,120,000 at December 31, 1999 and 1998, respectively.

On December 22, 1999, the Company acquired 28 mortgages from SLOC at a cost of $118,091,637. The Company in turn sold a 90% participation in these 28 plus an additional 11 existing mortgage loans to a third party as part of two mortgage participation agreements, for which the Company received proceeds of $146,974,851.

The Company has outstanding mortgage loan commitments on real estate totaling $2,384,000 and $18,005,000 at December 31, 1999 and 1998, respectively.

6.  INVESTMENT GAINS AND LOSSES

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                         $     70   $ 5,659    $ 2,882
Common stock of affiliates                                      15,290        --     21,195
Common stocks                                                       --        48         --
Mortgage loans                                                     787     2,374      3,837
Real estate                                                       (481)      955      2,912
Other invested assets                                               --    (3,827)      (717)
                                                              --------   -------    -------
Subtotal                                                        15,666     5,209     30,109
Capital gains tax expense (benefit)                             (4,442)    4,815      3,403
                                                              --------   -------    -------
Total                                                         $ 20,108   $   394    $26,706
                                                              ========   =======    =======
Changes in unrealized gains (losses):
Bonds                                                         $ (6,689)  $    --    $    --
Common stock of affiliates                                     (30,966)     (302)    (2,894)
Mortgage loans                                                      83    (1,312)     1,524
Real estate                                                      1,461       403      3,377
Other invested assets                                               --       827       (855)
                                                              --------   -------    -------
Total                                                         $(36,111)  $  (384)   $ 1,152
                                                              ========   =======    =======

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)
Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $4,965,000 in 1999, $8,943,000 in 1998, and $6,321,000 in 1997. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Interest income from bonds                                    $128,992   $167,436   $188,924
Income from investment in common stock of affiliates            25,819      3,675     41,181
Interest income from mortgage loans                             50,327     53,269     76,073
Real estate investment income                                   15,696     15,932     17,161
Interest income from policy loans                                3,118      2,881      3,582
Other investment income (loss)                                  (1,700)      (641)      (193)
                                                              --------   --------   --------
Gross investment income                                        222,252    242,552    326,728
                                                              --------   --------   --------
Interest on surplus notes and notes payable                    (43,266)   (44,903)   (42,481)
Investment expenses                                            (11,951)   (13,117)   (13,998)
                                                              --------   --------   --------
Net investment income                                         $167,035   $184,532   $270,249
                                                              ========   ========   ========

8.  DERIVATIVES

The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates and foreign currency exchange rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and currency and interest rate swap agreements structured as forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1999 and 1998, there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.  DERIVATIVES (CONTINUED)
The Company's open positions are as follows:

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1999
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $20,000            $249
Foreign currency swap                                                  648             113

                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1998
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $45,000            $508
Foreign currency swap                                                1,178             263

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                1999           1998
                                                                ----           ----
                                                                  (IN THOUSANDS)
Lease contracts receivable                                    $ 69,766       $ 78,937
Less non-recourse debt                                         (69,749)       (78,920)
                                                              --------       --------
Net receivable                                                      17             17
Estimated residual value of leased assets                       41,150         41,150
Less unearned and deferred income                               (7,808)        (8,932)
                                                              --------       --------
Investment in leveraged leases                                  33,359         32,235
Less fees                                                         (113)          (138)
                                                              --------       --------
Net investment in leveraged leases                            $ 33,246       $ 32,097
                                                              ========       ========

The net investment is included in "Other invested assets" on the balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,527,000, $2,128,000 and $1,381,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997, SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, and $37,050,000 for the years ended December 31, 1998 and 1997, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                 YEARS ENDED DECEMBER 31,
                                                           ------------------------------------
                                                              1999         1998         1997
                                                              ----         ----         ----
                                                                      (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues          $2,874,513   $2,377,364   $2,340,733
    Net investment income and realized gains                  190,845      187,208      298,120
                                                           ----------   ----------   ----------
    Subtotal                                                3,065,358    2,564,572    2,638,853
                                                           ----------   ----------   ----------
Benefits and Expenses:
    Policyholder benefits                                   2,709,712    2,312,247    2,350,354
    Other expenses                                            239,282      203,238      187,591
                                                           ----------   ----------   ----------
    Subtotal                                                2,948,994    2,515,485    2,537,945
                                                           ----------   ----------   ----------
Income from operations                                     $  116,364   $   49,087   $  100,908
                                                           ==========   ==========   ==========

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999, $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997.

During 1999 the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. REINSURANCE (CONTINUED)
The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                 DECEMBER 31, 1999
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,346,853        13
    At market value                                            15,010,696        81
    At book value less surrender charges (surrender charge
      >5%)                                                         45,722        --
    At book value (minimal or no charge or adjustment)            104,539         1
Not subject to discretionary withdrawal provision               1,015,108         5
                                                              -----------       ---
Total annuity actuarial reserves and deposit liabilities      $18,522,918       100
                                                              ===========       ===

                                                                 DECEMBER 31, 1998
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,896,529       19
    At market value                                            11,368,059       73
    At book value less surrender charges (surrender charge
      >5%)                                                         62,404       --
    At book value (minimal or no charge or adjustment)            111,757        1
Not subject to discretionary withdrawal provision               1,055,642        7
                                                              -----------      ---
Total annuity actuarial reserves and deposit liabilities      $15,494,391      100
                                                              ===========      ===

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

12. SEGMENT INFORMATION (CONTINUED)
The following amounts pertain to the various business segments:

                                                                                    FEDERAL
                                              TOTAL          TOTAL        PRETAX     INCOME       TOTAL
                                             REVENUES    EXPENDITURES*    INCOME      TAX        ASSETS
                                            ----------   -------------   --------   --------   -----------
                                                                    (IN THOUSANDS)
    1999
Protection                                  $   33,236     $   41,030    $ (7,794)  $ (2,661)  $   136,127
Wealth Management                            2,979,450      2,898,158      81,292     18,593    19,015,394
Corporate                                       27,301          6,070      21,231      8,547       796,634
                                            ----------     ----------    --------   --------   -----------
    Total                                   $3,039,987     $2,945,258    $ 94,729   $ 24,479   $19,948,155
                                            ----------     ----------    --------   --------   -----------
      1998
Protection                                  $  229,710     $  144,800    $ 84,910   $ (4,148)  $   199,683
Wealth Management                            2,527,608      2,483,715      43,893     12,486    16,123,905
Corporate                                       10,959          3,042       7,917      3,375       579,033
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,768,277     $2,631,557    $136,720   $ 11,713   $16,902,621
                                            ----------     ----------    --------   --------   -----------
      1997
Protection                                  $  304,141     $  272,333    $ 31,808   $ 13,825   $ 1,143,697
Wealth Management                            2,533,006      2,507,592      25,414     10,667    14,043,221
Corporate                                       57,897          5,244      52,653    (17,153)      738,439
                                            ----------     ----------    --------   --------   -----------
    Total                                   $2,895,044     $2,785,169    $109,875   $  7,339   $15,925,357
                                            ----------     ----------    --------   --------   -----------

------------------------

* Total expenditures includes dividends to policyholders of $0 for 1999, $(5,981) for 1998, and $33,316 for 1997.

13. RETIREMENT PLANS

The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension obligation was $1,914,000, and $1,178,000 at December 31, 1999 and 1998, respectively. The Company's share of net periodic pension cost was $736,000, $586,000, and $146,000 for 1999, 1998 and 1997, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $284,000, $231,000, and $259,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by this method, however the net effect decreased income by $185,000, $95,000, and $117,000, for the years ended December 31, 1999, 1998, and 1997, respectively. The Company's post-retirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other post-retirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                         1999       1998       1999       1998
                                                       --------   --------   --------   --------
                                                                    (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year            $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                          5,632      4,506        413        240
    Interest cost                                         6,952      6,452        845        673
    Actuarial loss (gain)                               (21,480)    21,975      1,048        308
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Benefit obligation at end of year                      $ 99,520   $110,792   $ 12,217   $ 10,419
                                                       ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year            $  9,125   $  5,094   $    416   $    385
    Benefit obligation at end of year                  $  8,816   $  9,125   $    743   $    416
Change in plan assets:
    Fair value of plan assets at beginning of year     $151,575   $136,610   $     --   $     --
    Actual return on plan assets                          9,072     16,790         --         --
    Employer contribution                                    --         --        508        647
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Fair value of plan assets at end of year               $158,271   $151,575   $     --   $     --
                                                       ========   ========   ========   ========
Funded status                                          $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                  (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)              (22,617)   (24,674)       140        185
Unrecognized prior service cost                           7,081      7,661         --         --
                                                       --------   --------   --------   --------
Prepaid (accrued) benefit cost                         $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                       ========   ========   ========   ========
The Company's share of accrued benefit cost            $ (1,914)  $ (1,178)  $   (381)  $   (195)
Weighted-average assumptions as of December 31:
    Discount rate                                         7.50%      6.75%      7.50%      6.75%
    Expected return on plan assets                        8.75%      8.00%        N/A        N/A
    Rate of compensation increase                         4.50%      4.50%        N/A        N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13. RETIREMENT PLANS (CONTINUED)
For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                             PENSION BENEFITS       OTHER BENEFITS
                                                              1999       1998       1999       1998
                                                            --------   --------   --------   --------
                                                                         (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                            $  5,632   $ 4,506     $  413     $  240
    Interest cost                                              6,952     6,452        845        673
    Expected return on plan assets                           (12,041)  (10,172)        --         --
    Amortization of transition obligation (asset)             (2,056)   (2,056)        45         45
    Amortization of prior service cost                           580       580         --         --
    Recognized net actuarial (gain) loss                        (554)     (677)       164        (20)
                                                            --------   -------     ------     ------
Net periodic benefit cost                                   $ (1,487)  $(1,367)    $1,467     $  938
                                                            ========   =======     ======     ======
    The Company's share of net periodic benefit cost        $    736   $   586     $  185     $   95
                                                            ========   =======     ======     ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                        (IN THOUSANDS)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                        2,754               (2,279)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1999
                                            --------------------------------------
                                            CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                            ---------------   --------------------
                                                        (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                   $1,534,555          $1,545,445
Mortgages                                         528,911             526,608
Derivatives                                            --                 362
Other Invested Assets                              67,938              67,938
Policy loans                                       40,095              40,095

LIABILITIES:
Insurance reserves                             $  120,536          $  120,536
Individual annuities                              247,619             238,229
Pension products                                  661,806             665,830

                                                             1998
                                            --------------------------------------
                                            CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                            ---------------   --------------------
                                                        (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                   $2,026,868          $2,153,953
Mortgages                                         535,003             556,143
Derivatives                                            --                 771
Policy loans                                       41,944              41,944

LIABILITIES:
Insurance reserves                             $  121,100          $  121,100
Individual annuities                              274,448             271,849
Pension products                                1,104,489           1,145,351

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

15. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                  YEARS ENDED DECEMBER 31,
                                                                 1999                  1998
                                                          -------------------   -------------------
                                                            AVR        IMR        AVR        IMR
                                                            ---        ---        ---        ---
                                                                       (IN THOUSANDS)
Balance, beginning of year                                $44,392    $40,490    $47,605    $33,830
Net realized investment gains, net of tax                   9,950      4,983        256      8,942
Amortization of net investment gains                           --     (3,702)        --     (2,282)
Unrealized investment losses                               (9,705)        --     (6,550)        --
Required by formula                                          (566)        --      3,081         --
                                                          -------    -------    -------    -------
Balance, end of year                                      $44,071    $41,771    $44,392    $40,490
                                                          =======    =======    =======    =======

16. FEDERAL INCOME TAXES

The Company, its subsidiaries and certain other affiliates file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $3,000,000, $48,144,000, and $31,000,000 for the years ended December 31, 1999, 1998 and
1997, respectively.

The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)

On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

The Company accrued $4,259,000 and $4,259,000 for interest on surplus notes for the years ended December 31, 1999 and 1998, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED)
The Company expensed $43,266,000, $44,903,000, and $42,481,000 for interest on surplus notes and notes payable for the years ended December 31, 1999, 1998 and 1997, respectively.

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company on December 22, 1998 at an interest rate of 5.55% due February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased $200,000,000 of notes from MFS.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997.

On December 31, 1998, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21,1999.

B.  STOCKHOLDER DIVIDENDS

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Delaware is subject to restrictions relating to statutory surplus. In 1999, a dividend in the amount of $80,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Board of Directors, but did not require approval of the Insurance Commissioner. In 1998, a dividend in the amount of $50,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Insurance Commissioner and the Board of Directors. On December 24, 1997 the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. This dividend was approved by the Insurance Commissioner and the Board of Directors.

C.  SERVICE AGREEMENTS

The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $28,700,000 in 1999, $16,344,000 in 1998, and $15,997,000 in 1997.

The Company leases office space to SLOC under lease agreements with terms expiring in December, 2004 and options to extend the terms for each of twelve successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1999 amounted to approximately $6,943,000.

18. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

18. RISK-BASED CAPITAL (CONTINUED)
practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999, 1998 and 1997.

19. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred it it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $3,500,000, $3,500,000, and $3,083,000 in 1999, 1998 and 1997, respectively.

20. ACCOUNTING POLICIES AND PRINCIPLES

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following items. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 10, 2000

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.

--------------------------------------------------------------------------------

To:    Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 9133
     Boston, Massachusetts 02117

Please send me a Statement of Additional Information for Futurity II Variable and Fixed Annuity
     Sun Life of Canada (U.S.) Variable Account F.

Name
--------------------------------------------------------------

Address
--------------------------------------------------------------
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City
------------------------------------  State
--------------  Zip
------

Telephone
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                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the

* You specify these items on the Contract Specifications page or Certificate Specifications page and may change them, as we describe in this Prospectus.

death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of your Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SERIES FUND: MFS/Sun Life Series Trust.

      SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION - ACCUMULATION UNIT VALUES



      The following information should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.


                                                              PERIOD ENDED         YEAR ENDED
                                                           DECEMBER 31, 1998*   DECEMBER 31, 1999
                                                           ------------------   -----------------
AIM V.I. CAPITAL APPRECIATION FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.2991
    End of Period........................................       $11.2991            $  16.1116
  Units outstanding at end of period.....................            100               299,649
AIM V.I. GROWTH FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.3293
    End of Period........................................       $11.3293            $  15.1070
  Units outstanding at end of period.....................          1,049               997,502
AIM V.I. GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.0655
    End of Period........................................       $11.0655            $  14.6474
  Units outstanding at end of period.....................          1,704             1,213,444
AIM V.I. INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5553
    End of Period........................................       $10.5553            $  16.1369
  Units outstanding at end of period.....................          2,553               659,564
ALGER AMERICAN GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.1993
    End of Period........................................       $11.1993            $  14.7688
  Units outstanding at end of period.....................          2,044             1,620,151
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.0273
    End of Period........................................       $11.0273            $  15.4887
  Units outstanding at end of period.....................          1,785               755,933
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.3603
    End of Period........................................       $11.3603            $  16.0647
  Units outstanding at end of period.....................            100               221,946
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.0085
    End of Period........................................       $11.0085            $  14.6991
  Units outstanding at end of period.....................            786               610,853
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.8679
    End of Period........................................       $10.8679            $  12.5954
  Units outstanding at end of period.....................            100                71,821

                                                              PERIOD ENDED         YEAR ENDED
                                                           DECEMBER 31, 1998*   DECEMBER 31, 1999
                                                           ------------------   -----------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.8370
    End of Period........................................       $10.8370            $  13.2821
  Units outstanding at end of period.....................          2,341               714,634
GOLDMAN SACHS VIT GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.3642
    End of Period........................................       $10.3642            $  10.7721
  Units outstanding at end of period.....................            100               202,285
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5999
    End of Period........................................       $10.5999            $  13.7806
  Units outstanding at end of period.....................            578               119,879
J.P. MORGAN SERIES TRUST II INTERNATIONAL OPPORTUNITIES
 PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5058
    End of Period........................................       $10.5058            $  14.1565
  Units outstanding at end of period.....................            100               118,543
J.P. MORGAN SERIES TRUST II SMALL COMPANY PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.8537
    End of Period........................................       $10.8537            $  15.4528
  Units outstanding at end of period.....................            100                57,635
J.P. MORGAN SERIES TRUST II U.S. DISCIPLINED EQUITY
 PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.7114
    End of Period........................................       $10.7114            $  12.5201
  Units outstanding at end of period.....................            474               625,004
LORD ABBETT SERIES FUND GROWTH & INCOME PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5917
    End of Period........................................       $10.5917            $  12.1973
  Units outstanding at end of period.....................          1,763               982,146
MFS/SUN LIFE CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.1244
    End of Period........................................       $11.1244            $  14.5469
  Units outstanding at end of period.....................          2,367               500,296
MFS/SUN LIFE EMERGING GROWTH SERIES
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.2723
    End of Period........................................       $11.2723            $  19.5404
  Units outstanding at end of period.....................          3,662               804,467
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of Period..................................       $10.0000            $   9.9595
    End of Period........................................       $ 9.9595            $   9.6303
  Units outstanding at end of period.....................          1,027               807,566

                                                              PERIOD ENDED         YEAR ENDED
                                                           DECEMBER 31, 1998*   DECEMBER 31, 1999
                                                           ------------------   -----------------
MFS/SUN LIFE HIGH YIELD SERIES
  Unit Value:
    Beginning of Period..................................       $10.0000            $   9.9916
    End of Period........................................       $ 9.9916            $  10.5249
  Units outstanding at end of period.....................            729               554,000
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  12.7880
  Units outstanding at end of period.....................       --                     554,180
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  10.3311
  Units outstanding at end of period.....................       --                     629,184
MFS/SUN LIFE NEW DISCOVERY SERIES
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  15.7992
  Units outstanding at end of period.....................       --                      99,212
MFS/SUN LIFE TOTAL RETURN SERIES
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $   9.7515
  Units outstanding at end of period.....................       --                     211,045
MFS/SUN LIFE UTILITIES SERIES
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5369
    End of Period........................................       $10.5369            $  13.6365
  Units outstanding at end of period.....................            821               552,461
OCC ACCUMULATION TRUST EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5784
    End of Period........................................       $10.5784            $  10.6953
  Units outstanding at end of period.....................          1,517               388,617
OCC ACCUMULATION TRUST MANAGED PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.5329
    End of Period........................................       $10.5329            $  10.9043
  Units outstanding at end of period.....................            100               196,817
OCC ACCUMULATION TRUST MID CAP PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.6171
    End of Period........................................       $10.6171            $  12.7334
  Units outstanding at end of period.....................            150               108,852
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.3520
    End of Period........................................       $10.3520            $  10.0200
  Units outstanding at end of period.....................            100                88,598

                                                              PERIOD ENDED         YEAR ENDED
                                                           DECEMBER 31, 1998*   DECEMBER 31, 1999
                                                           ------------------   -----------------
SUN CAPITAL BLUE CHIP MID CAP FUND
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  12.4368
  Units outstanding at end of period.....................       --                     217,115
SUN CAPITAL INVESTMENT GRADE BOND FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $   9.9809
    End of Period........................................       $ 9.9809            $   9.7835
  Units outstanding at end of period.....................          1,806               768,145
SUN CAPITAL INVESTORS FOUNDATION FUND
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  10.9954
  Units outstanding at end of period.....................       --                      43,869
SUN CAPITAL MONEY MARKET FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.0143
    End of Period........................................       $10.0143            $  10.3353
  Units outstanding at end of period.....................            200               699,550
SUN CAPITAL REAL ESTATE FUND
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.0837
    End of Period........................................       $10.0837            $   9.5549
  Units outstanding at end of period.....................            705               131,848
SUN CAPITAL SELECT EQUITY FUND
  Unit Value:
    Beginning of Period..................................       --                  $  10.0000**
    End of Period........................................       --                  $  12.4016
  Units outstanding at end of period.....................       --                      96,820
WARBURG PINCUS TRUST EMERGING MARKETS PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.4931
    End of Period........................................       $10.4931            $  18.7689
  Units outstanding at end of period.....................            100                67,177
WARBURG PINCUS TRUST GLOBAL POST-VENTURE CAPITAL
 PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.2546
    End of Period........................................       $11.2546            $  18.1439
  Units outstanding at end of period.....................            100                22,526
WARBURG PINCUS TRUST INTERNATIONAL EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  10.3709
    End of Period........................................       $10.3709            $  15.6899
  Units outstanding at end of period.....................            100                29,939
WARBURG PINCUS TRUST SMALL COMPANY GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period..................................       $10.0000            $  11.0954
    End of Period........................................       $11.0954            $  18.4977
  Units outstanding at end of period.....................            100                79,878

------------------------
*   From commencement of operations on December 9, 1998 to December 31, 1998.

**  From commencement of operations.

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                HYPOTHETICAL      FREE         NEW      WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT      WITHDRAWAL   PAYMENTS      CHARGE       CHARGE
       YEAR        VALUE         AMOUNT     WITHDRAWN   PERCENTAGE     AMOUNT
     --------   ------------   ----------   ---------   ----------   ----------
(a)     1          $41,000      $ 4,000      $37,000      6.00%        $2,220
(b)     3          $52,000      $12,000      $40,000      5.00%        $2,000
(c)     7          $80,000      $28,000      $40,000      3.00%        $1,200
(d)     9          $98,000      $68,000            0      0.00%             0

(a) The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last seven Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b) In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c) In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d) In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

PARTIAL WITHDRAWAL:

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

     HYPOTHETICAL    PARTIAL        FREE         NEW      WITHDRAWAL   WITHDRAWAL
       ACCOUNT      WITHDRAWAL   WITHDRAWAL   PAYMENTS      CHARGE       CHARGE
        VALUE         AMOUNT       AMOUNT     WITHDRAWN   PERCENTAGE     AMOUNT
     ------------   ----------   ----------   ---------   ----------   ----------
(a)     $64,000      $ 9,000      $20,000      $     0      4.00%         $  0
(b)     $56,000      $12,000      $11,000      $ 1,000      4.00%         $ 40
(c)     $40,000      $15,000      $     0      $15,000      4.00%         $600

(a) In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b) Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c) The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                  N/12
      1 + I
  ( --------  )             -1
    1 + J + b

      These examples assume the following:

        1) The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is two years from the Expiration Date (N =
            24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                              N/12
                                  1 + I
 The MVA factor =           (   --------  )             -1
                                1 + J + b

                                            24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .08
                =           (.981)(2) -1

                =           .963 -1

                =     -     .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                  ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                              N/12
                                  1 + I
 The MVA factor =           (   --------  )             -1
                                1 + J + b

                                            24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .05
                =           (1.010)(2) -1

                =           1.019 -1

                =           .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 9133
                                        BOSTON, MASSACHUSETTS 02117

                                        TELEPHONE:
                                        Toll Free (888) 786-2435

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
                                        Boston, Massachusetts 02116

FUT 311

                                       PART B
                       INFORMATION REQUIRED IN A STATEMENT OF
                               ADDITIONAL INFORMATION

     Attached hereto and made a part hereof is the Statement of Additional Information dated May 1, 2000 for each of the following:


             MFS Regatta Gold Variable and Fixed Annuity
             MFS Regatta Platinum Variable and Fixed Annuity
             Futurity II Variable and Fixed Annuity

                                                                Rule No. 497(c)
                                                              File No. 33-41628
                                                                      811-05846



                                                                   May 1, 2000


                                  MFS REGATTA GOLD

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data .............................................. 2
Advertising and Sales Literature ............................................. 5
Calculations ................................................................. 8
     Example of Variable Accumulation Unit Value Calculation.................. 8
     Example of Variable Annuity Unit Calculation ............................ 8
     Example of Variable Annuity Payment Calculation ......................... 8
Distribution of the Contracts ................................................ 8
Designation and Change of Beneficiary ........................................ 9
Custodian .................................................................... 9
Financial Statements ......................................................... 9


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Gold Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Company at Sun Life Assurance Company of Canada (U.S.) c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (800) 752-7215.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                        CALCULATION OF PERFORMANCE DATA


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below. For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date the Variable Account was established, or such later date that the Series commenced operations (the "Commencement Date"), although the Contracts have been offered only since November 1, 1991. No information is shown for the Series that have not commenced operations or that had been in operations for less than one year as of December 31, 1999.


                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1997


                                       1 YEAR        5 YEAR        10 YEAR                     COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD        PERIOD        PERIOD           LIFE           DATE
-------------                          ------        ------        -------          ----       ------------
Bond Series                            (8.31)%         --             --           (1.41)%      May 5, 1998
Capital Appreciation Series            24.44%        25.63%         16.88%         16.64%    November 30, 1989
Capital Opportunities Series           39.50%          --             --           28.49%      June 3, 1996
Emerging Growth Series                 67.14%          --             --           34.10%       May 1, 1995
Emerging Markets Equity Series (1)     44.36%          --             --            2.31%      June 5, 1996
Equity Income Series                   (0.18)%         --             --            2.60%       May 1, 1998
Global Asset Allocation Series         10.84%        12.47%           --           12.16%     November 7, 1994
Global Governments Series             (11.57)%        3.60%          5.31%          5.54%      July 13, 1989
Global Growth Series                   58.87%        21.52%           --           18.75%    November 16, 1993
Global Total Return Series              1.07%        12.36%           --           12.02%     November 7, 1994
Government Securities Series           (8.61)%        4.61%          5.38%          5.31%    November 30, 1989
High Yield Series                      (0.47)%        7.63%          8.73%          8.50%    November 30, 1989
International Growth Series            27.41%          --             --            5.80%      June 3, 1996
Intl. Growth & Income Series            9.61%          --             --            9.66%     October 2, 1995
Managed Sectors Series                 76.92%        30.21%         18.61%         18.28%    November 30, 1989
Mass Investors Growth Series           27.86%          --             --           29.58%    November 30, 1989
Mass Investors Trust Series            (0.43)%       22.47%         14.47%         14.43%       May 1, 1998
Money Market Series                    (2.51)%        2.91%          3.08%          3.09%    November 30, 1989
New Discovery Series                   51.96%          --             --           32.91%       May 5, 1998
Research Series                        16.12%        23.64%           --           22.50%     November 7, 1994
Research Growth & Income Series         0.85%          --             --           12.15%       May 12, 1997
Research International Series          46.81%          --             --           20.71%       May 5, 1998
Strategic Income Series                (2.51)%         --             --           (1.44)%      May 5, 1998
Total Return Series                    (4.45)%       12.78%          9.75%          9.73%    November 30, 1989
Utilities Series                       23.35%        24.57%           --           18.42%    November 16, 1993

------------------------
(1) Formerly, the MFS/Foreign & Colonial Emerging Markets Equity Series.



The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                        n
                                 P(1 + T) = ERV

      Where: P = a hypothetical initial Purchase Payment
                 of $1,000
             T = average annual total return for the
                 period
             n = number of years
           ERV = redeemable value (as of the end of the period) of a hypothetical $1,000
                 Purchase Payment made at the beginning
                 of the 1-year, 5-year, or 10-year period
                 (or fractional portion thereof)

   The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Certificate may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return." For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since November 1, 1991. No information is shown for the Series that have not commenced operations or that had been in operation less than one year as of December 31, 1999.


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1999


                                       1 YEAR       5 YEAR        10 YEAR                  COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD       PERIOD        PERIOD        LIFE           DATE
-------------                          ------       ------        -------       ----        ------------
Bond Series                            (3.09)%        --            --           1.59%      May 5, 1998
Capital Appreciation Series            30.79%       26.21%        17.22%        17.09%    August 13, 1985
Capital Opportunities Series           45.58%         --            --          29.26%     June 3, 1996
Emerging Growth Series                 73.38%         --            --          34.54%      May 1, 1995
Emerging Markets Equity Series         50.38%         --            --           3.28%     June 5, 1996
Equity Income Series                    5.56%         --            --           5.75%      May 1, 1998
Global Asset Allocation Series         16.90%       13.00%          --          12.69%    November 7, 1994
Global Governments Series              (6.51)%       4.17%         5.44%         5.69%      May 16, 1988
Global Growth Series                   65.00%       22.01%          --          19.09%    November 16, 1993
Global Total Return Series              6.93%       12.88%          --          12.53%    November 7, 1994
Government Securities Series           (3.29)%       5.28%         5.61%         6.50%    August 12, 1985
High Yield Series                       5.36%        8.29%         8.81%         7.94%    August 13, 1985
International Growth Series            33.44%         --            --           6.87%     June 3, 1996
Intl. Growth & Income Series           15.65%         --            --          10.38%    October 2, 1995
Managed Sectors Series                 83.04%       30.59%        18.77%        20.04%     May 27, 1988
Mass Investors Growth Series           33.90%         --            --          32.62%      May 1, 1998
Mass Investors Trust Series             5.71%       23.01%        14.67%        13.76%    December 5, 1986
Money Market Series                     3.23%        3.58%         3.39%         4.00%     August 29, 1985
New Discovery Series                   57.97%         --            --          35.90%     May 5, 1998
Research Series                        22.43%       24.10%          --          23.00%    November 7, 1994
Research Growth & Income Series         6.66%         --            --          13.72%     May 12, 1997
Research International Series          52.81%         --            --          23.88%      May 5, 1998
Strategic Income Series                 3.08%         --            --           1.56%      May 5, 1998
Total Return Series                     1.40%       13.58%        10.21%        10.56%      May 16, 1988
Utilities Series                       29.44%       24.94%          --          18.68%    November 16, 1993

------------------------
 *From commencement of investment operations

NON-STANDARDIZED COMPOUND GROWTH RATE:


    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges and Account Fees were reflected, returns would be lower (see "Standardized Average Annual Total Return" and "Non-Standardized Average Annual Total Return"). For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since November 1, 1991. No information is shown for the Series that have not commenced operations or had been in operation less than one year as of December 31, 1999.


                     NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 1999


This set uses the "standardized" method (all product fees & loads), but is non-standardized because the inception date is the fund start date.

                                       1 YEAR          5 YEAR         10 YEAR                       COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD          PERIOD         PERIOD          LIFE              DATE
-------------                          ------          ------         -------         ----          ------------
Bond Series                            (8.31)%          --              --            (1.41)%        May 5, 1998
Capital Appreciation Series            24.44%          25.63%         16.88%          16.83%       August 13, 1985
Capital Opportunities Series           39.50%           --              --            28.49%        June 3, 1996
Emerging Growth Series                 67.14%           --              --            34.10%         May 1, 1995
Emerging Markets Equity Series         44.36%           --              --             2.31%        June 5, 1996
Equity Income Series                   (0.18)%          --              --             2.60%         May 1, 1998
Global Asset Allocation Series         10.84%          12.47%           --            12.16%       November 7, 1994
Global Governments Series             (11.57)%          3.60%          5.31%           5.55%         May 16, 1988
Global Growth Series                   58.87%          21.52%           --            18.75%       November 16, 1993
Global Total Return Series              1.07%          12.36%           --            12.02%       November 7, 1994
Government Securities Series           (8.61)%          4.61%          5.38%           6.26%       August 12, 1985
High Yield Series                      (0.47)%          7.63%          8.73%           7.87%       August 13, 1985
International Growth Series            27.41%           --              --             5.80%        June 3, 1996
Intl. Growth & Income Series            9.61%           --              --             9.66%       October 2, 1995
Managed Sectors Series                 76.92%          30.21%         18.61%          19.91%        May 27, 1988
Mass Investors Growth Series           27.86%           --              --            29.58%         May 1, 1998
Mass Investors Trust Series            (0.43)%         22.47%         14.47%          13.58%       December 5, 1986
Money Market Series                    (2.51)%          2.91%          3.08%           3.64%        August 29, 1985
New Discovery Series                   51.96%           --              --            32.91%        May 5, 1998
Research Series                        16.12%          23.64%           --            22.50%       November 7, 1994
Research Growth & Income Series         0.85%           --              --            12.15%        May 12, 1997
Research International Series          46.81%           --              --            20.71%         May 5, 1998
Strategic Income Series                (2.51)%          --              --            (1.44)%        May 5, 1998
Total Return Series                    (4.45)%         12.78%          9.75%          10.13%         May 16, 1988
Utilities Series                       23.35%          24.57%           --            18.42%       November 16, 1993

------------------------
 *From commencement of investment operations


ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                          ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998 the Company was the 36th largest U.S. life insurance company based upon overall assets.


          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

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                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
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 Tax-Deferred Account                  $21,589        $46,610       $100,627
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 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
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THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE MFS REGATTA GOLD VARIABLE ANNUITY OR ANY OF ITS
INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION


     Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 X 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843113 (12.3456789 X 1.00323702 (the Net Investment Factor) X 0.99989255).
0.99989255 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts. (The factor that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in other contracts is 0.99991902).

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3843113. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843113).



                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."


                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999

Assets:
                                                                Shares           Cost             Value
Investment in MFS/Sun Life Series Trust:                      -----------   --------------   ---------------
    Bond Series ("BDS").....................................    5,032,859   $   52,850,279   $    52,118,351
    Capital Appreciation Series ("CAS").....................   33,928,098    1,362,292,998     1,836,044,559
    Capital Opportunities Series ("COS")....................   17,497,220      291,825,538       428,787,357
    Massachusetts Investors Trust Series ("MIT")............   55,246,647    1,765,382,623     2,096,532,982
    Emerging Growth Series ("EGS")..........................   33,617,464      657,067,915     1,354,009,677
    Equity Income Series ("EIS")............................    3,651,313       40,120,260        40,936,224
    Emerging Markets Equity
    Series ("FCE")..........................................    3,316,512       30,303,485        37,877,306
    International Growth Series ("FCI").....................    5,055,030       52,026,378        66,223,206
    International Growth and Income Series ("FCG")..........    5,403,493       69,153,828        80,909,710
    Government Securities Series ("GSS")....................   35,624,961      457,676,007       444,492,495
    High Yield Series ("HYS")...............................   34,025,742      315,462,174       306,781,605
    Managed Sectors Series ("MSS")..........................   12,025,505      345,925,544       630,396,157
    Massachusetts Investors Growth Stock Series ("MIS").....   32,967,162      416,945,277       531,800,703
    Money Market Series ("MMS").............................  454,908,455      454,908,455       454,908,455
    New Discovery Series ("NWD")............................    3,710,841       41,511,925        62,699,760
    Research Series ("RES").................................   43,297,368      826,432,303     1,195,623,218
    Research Growth and Income Series ("RGS")...............    5,206,053       69,608,597        75,161,248
    Research International Series ("RSS")...................    2,045,281       23,798,520        29,839,876
    Strategic Income Series ("SIS").........................    1,895,901       18,979,780        19,443,594
    Total Return Series ("TRS").............................   93,947,109    1,777,124,893     1,762,378,532
    Utilities Series ("UTS")................................   18,760,767      294,942,640       372,198,015
    Global Asset Allocation Series ("GAA")..................    7,496,242      107,654,207       121,373,291
    Global Governments Series ("GGS").......................    6,514,585       72,392,490        66,878,866
    Global Growth Series ("GGR")............................   16,712,838      242,007,044       420,505,813
    Global Total Return Series ("GTR")......................    6,153,538       90,512,865       102,431,102
    Strategic Growth Series ("SGS").........................      755,126        8,085,971         9,158,291
                                                                            --------------   ---------------
                                                                            $9,884,991,996   $12,599,510,393
                                                                            ==============
Liability:
  Payable to Sponsor......................................................................          (788,789)
                                                                                             ---------------
        Net Assets........................................................................   $12,598,721,604
                                                                                             ===============

                                                     Applicable to Owners of
                                               Deferred Variable Annuity Contracts   Reserve for
                                              -------------------------------------   Variable
                                                Units     Unit Value      Value       Annuities      Total
 NET ASSETS APPLICABLE TO CONTRACT OWNERS:    ----------  ----------  -------------  -----------  ------------
   MFS REGATTA CONTRACTS:
     CAS -- Level 1.........................     22,958    $49.8052   $  1,154,572   $   82,807   $  1,237,379
     CAS -- Level 2.........................  7,847,274     20.1338    157,816,394      969,593    158,785,987
     GSS -- Level 1.........................         --     17.3110         13,647       60,353         74,000
     GSS -- Level 2.........................  2,795,724     11.1316     31,105,411       89,576     31,194,987
     HYS -- Level 1.........................        165     23.0560         13,811        3,624         17,435
     HYS -- Level 2.........................  1,075,336     11.7136     12,598,381       70,200     12,668,581
     MSS -- Level 1.........................      5,113     55.3202        400,698       --            400,698
     MSS -- Level 2.........................  2,678,028     24.9629     66,652,102      199,948     66,852,050
     MMS -- Level 1.........................     16,140     14.0901        423,113       21,042        444,155
     MMS -- Level 2.........................  2,672,617     11.1554     29,564,107      218,878     29,782,985
     TRS -- Level 1.........................     31,742     26.9360        870,926       26,274        897,200
     TRS -- Level 2.........................  9,929,414     13.5253    134,236,171    1,163,409    135,399,580
     GGS -- Level 1.........................        495     17.4756         20,251           --         20,251
     GGS -- Level 2.........................    630,136     10.4903      6,597,561       77,362      6,674,923
                                                                      ------------   ----------   ------------
                                                                      $441,467,145   $2,983,066   $444,450,211
                                                                      ------------   ----------   ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts      Reserve for
                                                       ----------------------------------------    Variable
                                                         Units      Unit Value       Value         Annuities        Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):  ----------   ----------   --------------   -----------   --------------
  MFS REGATTA GOLD CONTRACTS:
    BDS.............................................    2,085,322    $10.2650    $   21,422,675   $   196,994   $   21,619,669
    CAS.............................................   32,846,090     45.4986     1,494,201,625     8,076,446    1,502,278,071
    COS.............................................   12,845,672     25.0521       321,822,832       370,891      322,193,723
    MIT.............................................   49,201,899     33.5203     1,649,205,165     5,518,991    1,654,724,156
    EGS.............................................   28,061,821     39.9489     1,121,085,030     2,395,699    1,123,480,729
    EIS.............................................    1,301,166     10.9848        14,292,791       --            14,292,791
    FCE.............................................    2,761,034     11.2207        30,978,033        86,552       31,064,585
    FCI.............................................    3,187,799     12.6829        40,432,352        49,086       40,481,438
    FCG.............................................    4,509,596     15.2129        68,611,598       107,072       68,718,670
    GSS.............................................   23,230,411     14.5981       339,182,656     1,242,278      340,424,934
    HYS.............................................   12,537,119     18.9861       238,076,354       754,623      238,830,977
    MSS.............................................   11,032,465     46.5671       513,184,584     1,768,278      514,952,862
    MIS.............................................   11,985,320     16.0186       191,981,488       406,236      192,387,724
    MMS.............................................   28,447,843     12.6229       359,153,095     1,693,460      360,846,555
    NWD.............................................    1,599,416     16.6274        26,593,488        92,786       26,686,274
    RES.............................................   35,935,779     29.0316     1,042,604,864     3,075,481    1,045,680,345
    RGS.............................................    3,153,242     14.0374        44,265,738       118,955       44,384,693
    RSS.............................................    1,114,581     14.2620        15,897,340       --            15,897,340
    SIS.............................................      892,490     12.1979         9,166,122       --             9,166,122
    TRS.............................................   62,923,966     22.4371     1,411,666,379     4,695,525    1,416,361,904
    UTS.............................................    9,588,408     28.5407       273,652,266     1,182,207      274,834,473
    GAA.............................................    6,188,330     18.4932       114,469,945       607,231      115,077,176
    GGS.............................................    3,941,088     14.2506        56,177,676       377,322       56,554,998
    GGR.............................................   13,513,835     29.1523       393,951,878     1,153,770      395,105,648
    GTR.............................................    4,907,545     18.3636        90,121,960       555,833       90,677,793
    SGS.............................................      558,856     12.1979         6,814,708       --             6,814,708
                                                                                 --------------   -----------   --------------
                                                                                 $9,889,012,642   $34,525,716   $9,923,538,358
                                                                                 --------------   -----------   --------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                 Applicable to Owners of
                                                           Deferred Variable Annuity Contracts    Reserve for
                                                          -------------------------------------    Variable
                                                            Units     Unit Value      Value        Annuities       Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):     ---------   ----------   ------------   -----------   ------------
  MFS REGATTA CLASSIC CONTRACTS:
    BDS.................................................     48,210    $10.1232    $    487,954      $--        $    487,954
    CAS.................................................    643,838     20.0351      12,896,639      --           12,896,639
    COS.................................................    450,750     23.3171      10,503,243      --           10,503,243
    MIT.................................................  1,467,541     16.6602      24,441,075         572       24,441,647
    EGS.................................................  1,130,669     26.4915      29,945,574      --           29,945,574
    EIS.................................................     74,460     11.2502         837,571      --              837,571
    FCE.................................................     72,781     11.8522         862,731      --              862,731
    FCI.................................................     98,698     13.1278       1,294,861      --            1,294,861
    FCG.................................................     89,652     14.7561       1,320,980      --            1,320,980
    GSS.................................................    282,054     11.1508       3,151,398      --            3,151,398
    HYS.................................................    312,392     11.8516       3,700,989      --            3,700,989
    MSS.................................................    305,995     24.2876       7,430,811      --            7,430,811
    MIS.................................................    501,609     16.0843       8,069,796      --            8,069,796
    MMS.................................................  1,078,121     11.1757      12,051,351      --           12,051,351
    NWD.................................................     99,057     16.6956       1,654,206      --            1,654,206
    RES.................................................    963,271     17.5948      16,945,380      --           16,945,380
    RGS.................................................     74,418     13.8731       1,032,103      --            1,032,103
    RSS.................................................     28,986     16.8662         488,903      --              488,903
    SIS.................................................     22,950     11.2108         234,390      --              234,390
    TRS.................................................  1,987,855     13.3948      26,626,717       1,085       26,627,802
    UTS.................................................    356,269     19.2810       6,862,785      --            6,862,785
    GAA.................................................     43,343     13.5725         588,958      --              588,958
    GGS.................................................     42,362     10.7398         454,905      --              454,905
    GGR.................................................    135,881     21.3313       2,897,127      --            2,897,127
    GTR.................................................    118,027     14.0077       1,652,891         597        1,653,488
    SGS.................................................      5,701     11.2108          63,889      --               63,889
                                                                                   ------------      ------     ------------
                                                                                   $176,497,227      $2,254     $176,499,481
                                                                                   ------------      ------     ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts      Reserve for
                                                       -----------------------------------------    Variable
                                                         Units      Unit Value        Value         Annuities         Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):  ----------   ----------   ---------------   -----------   ---------------
  MFS REGATTA PLATINUM CONTRACTS:
    BDS............................................     2,970,448    $10.0963    $    29,994,338   $     6,370   $    30,000,708
    CAS............................................    10,770,738     14.8295        159,713,722       855,329       160,569,051
    COS............................................     6,088,167     15.7265         95,743,651       288,540        96,032,191
    MIT............................................    36,443,681     11.4075        415,739,367     1,814,868       417,554,235
    EGS............................................     9,952,208     20.0771        199,806,631       871,934       200,678,565
    EIS............................................     2,322,545     11.1059         25,793,127        12,558        25,805,685
    FCE............................................       471,834     12.2711          5,788,888       156,525         5,945,413
    FCI............................................     1,960,439     12.4412         24,389,553        44,137        24,433,690
    FCG............................................       904,331     11.9538         10,809,507        47,556        10,857,063
    GSS............................................     6,917,529     10.0675         69,644,205       151,558        69,795,763
    HYS............................................     5,126,512     10.0101         51,279,436       228,601        51,508,037
    MSS............................................     2,096,399     19.3732         40,613,386        30,902        40,644,288
    MIS............................................    20,741,206     15.9430        330,672,742       615,728       331,288,470
    MMS............................................     4,848,739     10.5145         50,985,070       534,768        51,519,838
    NWD............................................     2,064,540     16.4450         33,951,877       358,408        34,310,285
    RES............................................     9,822,632     13.4883        132,488,128       436,882       132,925,010
    RGS............................................     2,692,647     11.0284         29,696,208        46,181        29,742,389
    RSS............................................       914,188     14.4906         13,247,136       206,497        13,453,633
    SIS............................................       987,192     12.0212         10,043,082       --             10,043,082
    TRS............................................    17,437,345     10.4327        181,919,827       855,857       182,775,684
    UTS............................................     6,397,913     14.1367         90,458,930        61,616        90,520,546
    GAA............................................       502,791     11.3461          5,704,516       --              5,704,516
    GGS............................................       301,714     10.5290          3,174,978        20,740         3,195,718
    GGR............................................     1,328,571     16.9623         22,535,111       --             22,535,111
    GTR............................................       901,334     11.1787         10,076,998        37,891        10,114,889
    SGS............................................       189,701     12.0212          2,279,694       --              2,279,694
                                                                                 ---------------   -----------   ---------------
                                                                                 $ 2,046,550,108   $ 7,683,446   $ 2,054,233,554
                                                                                 ---------------   -----------   ---------------
    Net Assets................................................................   $12,553,527,122   $45,194,482   $12,598,721,604
                                                                                 ===============   ===========   ===============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999

                                          BDS            CAS           COS            MIT           EGS            EIS
                                      Sub-Account    Sub-Account   Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                      ------------  -------------  ------------  -------------  ------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $   456,185   $ 165,042,350  $  5,266,720  $ 142,902,581  $ 12,001,599   $    47,820
   Mortality and expense risk
    charges.........................     (464,791)    (18,362,496)   (3,268,957)   (23,586,223)  (10,306,327)     (282,553)
   Distribution expense charges.....      --               (5,941)      --            --             --            --
   Administrative expense charges...      (55,942)     (2,200,044)     (394,335)    (2,836,395)   (1,242,331)      (34,088)
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Net investment income
        (loss)......................  $   (64,548)  $ 144,473,869  $  1,603,428  $ 116,479,963  $    452,941   $  (268,821)
                                      -----------   -------------  ------------  -------------  ------------   -----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 9,550,320   $ 450,572,346  $ 29,745,130  $ 233,601,157  $137,754,613   $ 9,351,165
     Cost of investments sold.......   (9,570,915)   (344,857,604)  (19,530,316)  (117,395,546)  (77,682,913)   (8,400,487)
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Net realized gains
        (losses)....................  $   (20,595)  $ 105,714,742  $ 10,214,814  $ 116,205,611  $ 60,071,700   $   950,678
                                      -----------   -------------  ------------  -------------  ------------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (731,928)  $ 473,751,561  $136,961,819  $ 331,150,359  $696,941,762   $   815,964
     Beginning of year..............      286,002     287,338,195    32,482,750    452,834,707   194,893,156       595,356
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Change in unrealized
        appreciation
        (depreciation)..............  $(1,017,930)  $ 186,413,366  $104,479,069  $(121,684,348) $502,048,606   $   220,608
                                      -----------   -------------  ------------  -------------  ------------   -----------
     Realized and unrealized gains
      (losses)......................  $(1,038,525)  $ 292,128,108  $114,693,883  $  (5,478,737) $562,120,306   $ 1,171,286
                                      -----------   -------------  ------------  -------------  ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $(1,103,073)  $ 436,601,977  $116,297,311  $ 111,001,226  $562,573,247   $   902,465
                                      ===========   =============  ============  =============  ============   ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                          FCE           FCI            FCG            GSS
                                      Sub-Account   Sub-Account    Sub-Account    Sub-Account
                                      ------------  ------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $    --       $    216,260  $   2,184,611  $  21,618,169
   Mortality and expense risk
    charges.........................      (298,005)     (549,216)      (885,975)    (5,311,042)
   Distribution expense charges.....       --            --            --               (1,545)
   Administrative expense charges...       (35,925)      (66,290)      (106,818)      (636,791)
                                      ------------  ------------  -------------  -------------
       Net investment income
        (loss)......................  $   (333,930) $   (399,246) $   1,191,818  $  15,668,791
                                      ------------  ------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains(losses) on
    investment transactions:
     Proceeds from sales............  $ 13,945,514  $ 30,960,149  $ 106,011,361  $ 115,563,467
     Cost of investments sold.......   (15,674,700)  (29,356,563)  (100,713,204)  (118,246,571)
                                      ------------  ------------  -------------  -------------
       Net realized gains
        (losses)....................  $ (1,729,186) $  1,603,586  $   5,298,157  $  (2,683,104)
                                      ------------  ------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  7,573,821  $ 14,196,828  $  11,755,882  $ (13,183,512)
     Beginning of year..............    (5,357,496)     (519,445)     6,495,614     14,106,863
                                      ------------  ------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $ 12,931,317  $ 14,716,273  $   5,260,268  $ (27,290,375)
                                      ------------  ------------  -------------  -------------
     Realized and unrealized gains
      (losses)......................  $ 11,202,131  $ 16,319,859  $  10,558,425  $ (29,973,479)
                                      ------------  ------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $ 10,868,201  $ 15,920,613  $  11,750,243  $ (14,304,688)
                                      ============  ============  =============  =============

                                           HYS            MSS
                                       Sub-Account    Sub-Account
                                      -------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  24,714,357   $   --
   Mortality and expense risk
    charges.........................     (3,694,316)    (4,726,197)
   Distribution expense charges.....           (565)        (1,871)
   Administrative expense charges...       (443,843)      (566,272)
                                      -------------   ------------
       Net investment income
        (loss)......................  $  20,575,633   $ (5,294,340)
                                      -------------   ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains(losses) on
    investment transactions:
     Proceeds from sales............  $ 131,860,091   $ 88,894,001
     Cost of investments sold.......   (135,709,620)   (72,940,290)
                                      -------------   ------------
       Net realized gains
        (losses)....................  $  (3,849,529)  $ 15,953,711
                                      -------------   ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (8,680,569)  $284,470,613
     Beginning of year..............     (7,980,287)    16,729,347
                                      -------------   ------------
       Change in unrealized
        appreciation
        (depreciation)..............  $    (700,282)  $267,741,266
                                      -------------   ------------
     Realized and unrealized gains
      (losses)......................  $  (4,549,811)  $283,694,977
                                      -------------   ------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  16,025,822   $278,400,637
                                      =============   ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                      MIS            MMS           NWD          RES
                                  Sub-Account    Sub-Account   Sub-Account  Sub-Account
                                  ------------  -------------  -----------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital
    gain distributions
    received....................  $  3,086,853  $  20,077,131  $   133,721  $ 33,877,219
   Mortality and expense risk
    charges.....................    (3,219,139)    (5,364,185)    (334,655)  (12,526,374)
   Distribution expense
    charges.....................       --              (1,353)     --            --
   Administrative expense
    charges.....................      (387,637)      (644,685)     (40,408)   (1,507,388)
                                  ------------  -------------  -----------  ------------
       Net investment income
        (loss)..................  $   (519,923) $  14,066,908  $  (241,342) $ 19,843,457
                                  ------------  -------------  -----------  ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales........  $ 28,678,591  $ 681,042,524  $ 7,761,195  $126,485,068
     Cost of investments sold...   (22,458,189)  (681,042,524)  (6,405,814)  (74,939,328)
                                  ------------  -------------  -----------  ------------
       Net realized gains
        (losses)................  $  6,220,402  $    --        $ 1,355,381  $ 51,545,740
                                  ------------  -------------  -----------  ------------
   Net unrealized appreciation
    (depreciation) on
    investments:
     End of year................  $114,855,426  $    --        $21,187,835  $369,190,915
     Beginning of year..........    11,412,175       --          1,504,013   222,195,462
                                  ------------  -------------  -----------  ------------
       Change in unrealized
        appreciation
        (depreciation)..........  $103,443,251  $    --        $19,683,822  $146,995,453
                                  ------------  -------------  -----------  ------------
     Realized and unrealized
      gains (losses)............  $109,663,653  $    --        $21,039,203  $198,541,193
                                  ------------  -------------  -----------  ------------
 INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS........  $109,143,730  $  14,066,908  $20,797,861  $218,384,650
                                  ============  =============  ===========  ============

                                     RGS           RSS           SIS
                                 Sub-Account   Sub-Account   Sub-Account
                                 ------------  ------------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital
    gain distributions
    received...................  $    184,713  $      1,911  $   271,924
   Mortality and expense risk
    charges....................      (718,747)     (128,399)    (168,321)
   Distribution expense
    charges....................       --            --           --
   Administrative expense
    charges....................       (86,537)      (15,455)     (20,234)
                                 ------------  ------------  -----------
       Net investment income
        (loss).................  $   (620,571) $   (141,943) $    83,369
                                 ------------  ------------  -----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.......  $ 13,728,018  $ 13,408,569  $ 2,528,947
     Cost of investments sold..   (11,746,493)  (11,896,704)  (2,439,032)
                                 ------------  ------------  -----------
       Net realized gains
        (losses)...............  $  1,981,525  $  1,511,865  $    89,915
                                 ------------  ------------  -----------
   Net unrealized appreciation
    (depreciation) on
    investments:
     End of year...............  $  5,552,651  $  6,041,356  $   463,814
     Beginning of year.........     3,487,391       126,682      217,175
                                 ------------  ------------  -----------
       Change in unrealized
        appreciation
        (depreciation).........  $  2,065,260  $  5,914,674  $   246,639
                                 ------------  ------------  -----------
     Realized and unrealized
      gains (losses)...........  $  4,046,785  $  7,426,539  $   336,554
                                 ------------  ------------  -----------
 INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS.......  $  3,426,214  $  7,284,596  $   419,923
                                 ============  ============  ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                           TRS            UTS           GAA           GGS
                                       Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                      -------------  -------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 269,625,863  $ 28,611,367   $  6,409,041  $  9,343,075
   Mortality and expense risk
    charges.........................    (22,286,255)   (3,306,043)    (1,427,773)     (953,326)
   Distribution expense charges.....        (10,220)      --             --               (422)
   Administrative expense charges...     (2,671,814)     (397,938)      (171,521)     (114,118)
                                      -------------  ------------   ------------  ------------
       Net investment income
        (loss)......................  $ 244,657,574  $ 24,907,386   $  4,809,747  $  8,275,209
                                      -------------  ------------   ------------  ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 357,231,982  $ 34,366,900   $ 29,474,177  $ 26,696,851
     Cost of investments sold.......   (313,675,798)  (23,665,238)   (26,588,874)  (28,476,289)
                                      -------------  ------------   ------------  ------------
       Net realized gains
        (losses)....................  $  43,556,184  $ 10,701,662   $  2,885,303  $ (1,779,438)
                                      -------------  ------------   ------------  ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ (14,746,361) $ 77,255,375   $ 13,719,084  $ (5,513,624)
     Beginning of year..............    247,870,707    34,293,510      3,446,679     6,569,807
                                      -------------  ------------   ------------  ------------
       Change in unrealized
        appreciation
        (depreciation)..............  $(262,617,068) $ 42,961,865   $ 10,272,405  $(12,083,431)
                                      -------------  ------------   ------------  ------------
     Realized and unrealized gains
      (losses)......................  $(219,060,884) $ 53,663,527   $ 13,157,708  $(13,862,869)
                                      -------------  ------------   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  25,596,690  $ 78,570,913   $ 17,967,455  $ (5,587,660)
                                      =============  ============   ============  ============

                                          GGR            GTR             SGS
                                      Sub-Account    Sub-Account    Sub-Account(b)
                                      ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 10,725,752   $  7,230,240     $  --
   Mortality and expense risk
    charges.........................    (3,549,051)    (1,188,320)        (7,136)
   Distribution expense charges.....       --            --              --
   Administrative expense charges...      (426,441)      (143,007)          (858)
                                      ------------   ------------     ----------
       Net investment income
        (loss)......................  $  6,750,260   $  5,898,913     $   (7,994)
                                      ------------   ------------     ----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 44,112,521   $ 16,770,599     $  151,707
     Cost of investments sold.......   (31,638,209)   (13,273,072)      (493,571)
                                      ------------   ------------     ----------
       Net realized gains
        (losses)....................  $ 12,474,312   $  3,497,527     $ (341,864)
                                      ------------   ------------     ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $178,498,769   $ 11,918,237     $1,072,320
     Beginning of year..............    33,369,072     14,614,468        --
                                      ------------   ------------     ----------
       Change in unrealized
        appreciation
        (depreciation)..............  $145,129,697   $ (2,696,231)    $1,072,320
                                      ------------   ------------     ----------
     Realized and unrealized gains
      (losses)......................  $157,604,009   $    801,296     $  730,456
                                      ------------   ------------     ----------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $164,354,269   $  6,700,209     $  722,462
                                      ============   ============     ==========

(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                               BDS                              CAS                              COS
                                           Sub-Account                      Sub-Account                      Sub-Account
                                  -----------------------------   -------------------------------   -----------------------------
                                   Year Ended      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                  December 31,    December 31,     December 31,     December 31,    December 31,    December 31,
                                      1999           1998(a)           1999             1998            1999            1998
                                  -------------   -------------   --------------   --------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss).......................   $   (64,548)    $   (82,271)   $  144,473,869   $  128,215,244   $  1,603,428    $  3,637,491
  Net realized gains (losses)...       (20,595)        216,410       105,714,742       66,702,495     10,214,814       5,170,487
  Net unrealized gains
   (losses).....................    (1,017,930)        286,002       186,413,366      121,369,200    104,479,069      20,631,668
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Increase (Decrease) in net
       assets from operations...   $(1,103,073)    $   420,141    $  436,601,977   $  316,286,939   $116,297,311    $ 29,439,646
                                   -----------     -----------    --------------   --------------   ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...................   $11,283,792     $ 9,875,456    $   76,869,793   $  107,933,141   $ 42,581,763    $ 38,230,487
    Net transfers between
     Sub-Accounts and Fixed
     Account....................    26,002,672       9,534,568         2,132,992       47,848,492    100,363,903      40,051,430
    Withdrawals, surrenders,
     annuitizations and contract
     charges....................    (3,714,192)       (395,676)     (174,746,999)    (114,794,853)   (18,079,962)     (7,541,790)
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Net accumulation
       activity.................   $33,572,272     $19,014,348    $  (95,744,214)  $   40,986,780   $124,865,704    $ 70,740,127
                                   -----------     -----------    --------------   --------------   ------------    ------------
  Annuitization Activity:
    Annuitizations..............   $    79,698     $   164,170    $    1,893,718   $    1,220,067   $    359,014    $    142,386
    Annuity payments and
     contract charges...........       (25,302)         (3,903)       (1,271,221)      (1,025,009)      (143,073)        (46,545)
    Net Transfers between
     Sub-Accounts...............       --              --                109,831          (41,318)        33,759          25,440
    Adjustments to annuity
     reserves...................         2,648         (12,668)         (272,714)         (88,123)       (43,544)        (10,400)
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Net annuitization
       activity.................   $    57,044     $   147,599    $      459,614   $       65,617   $    206,156    $    110,881
                                   -----------     -----------    --------------   --------------   ------------    ------------
  Increase (Decrease) in net
   assets from contract owner
   transactions.................   $33,629,316     $19,161,947    $  (95,284,600)  $   41,052,397   $125,071,860    $ 70,851,008
                                   -----------     -----------    --------------   --------------   ------------    ------------
    Increase (Decrease) in net
     assets.....................   $32,526,243     $19,582,088    $  341,317,377   $  357,339,336   $241,369,171    $100,290,654
NET ASSETS:
  Beginning of year.............    19,582,088         --          1,494,449,750    1,137,110,414    187,359,986      87,069,332
                                   -----------     -----------    --------------   --------------   ------------    ------------
  End of year...................   $52,108,331     $19,582,088    $1,835,767,127   $1,494,449,750   $428,729,157    $187,359,986
                                   ===========     ===========    ==============   ==============   ============    ============

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                  MIT                              EGS                            EIS
                                              Sub-Account                      Sub-Account                    Sub-Account
                                    -------------------------------   -----------------------------   ---------------------------
                                      Year Ended       Year Ended       Year Ended      Year Ended     Year Ended     Year Ended
                                     December 31,     December 31,     December 31,    December 31,   December 31,   December 31,
                                         1999             1998             1999            1998           1999         1998(a)
                                    --------------   --------------   --------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)....  $  116,479,963   $   74,447,584   $      452,941   $ 11,234,121   $  (268,821)    $  (31,884)
  Net realized gains (losses).....     116,205,611       33,652,751       60,071,700     22,519,902       950,678       (117,486)
  Net unrealized gains (losses)...    (121,684,348)     167,450,974      502,048,606    124,900,453       220,608        595,356
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Increase (Decrease) in net
       assets from operations.....  $  111,001,226   $  275,551,309   $  562,573,247   $158,654,476   $   902,465     $  445,986
                                    --------------   --------------   --------------   ------------   -----------     ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $  200,798,865   $  265,107,890   $   72,378,390   $ 90,838,283   $11,769,375     $4,758,335
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     215,949,849      206,082,223       80,609,004     40,488,353    22,083,804      3,493,264
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................    (159,633,917)     (88,307,981)     (63,348,442)   (30,769,813)   (2,323,339)      (205,828)
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Net accumulation activity...  $  257,114,797   $  382,882,132   $   89,638,952   $100,556,823   $31,529,840     $8,045,771
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Annuitization Activity:
    Annuitizations................  $    2,805,581   $    2,012,633   $    1,166,495   $    453,478   $    12,343     $  --
    Annuity payments and contract
     charges......................        (993,419)        (713,563)        (240,170)      (113,219)         (181)       --
    Net Transfers between
     Sub-Accounts.................         (31,426)        (116,539)          24,221         (5,495)      --             --
    Adjustments to annuity
     reserves.....................         (68,461)         265,082           (5,370)       128,245          (177)       --
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Net annuitization
       activity...................  $    1,712,275   $    1,447,613   $      945,176   $    463,009   $    11,985     $  --
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Increase (Decrease) in net
   assets from contract owner
   transactions...................  $  258,827,072   $  384,329,745   $   90,584,128   $101,019,832   $31,541,825     $8,045,771
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Increase (Decrease) in net
   assets.........................  $  369,828,298   $  659,881,054   $  653,157,375   $259,674,308   $32,444,290     $8,491,757
NET ASSETS:
  Beginning of year...............   1,726,891,740    1,067,010,686      700,947,493    441,273,185     8,491,757        --
                                    --------------   --------------   --------------   ------------   -----------     ----------
  End of year.....................  $2,096,720,038   $1,726,891,740   $1,354,104,868   $700,947,493   $40,936,047     $8,491,757
                                    ==============   ==============   ==============   ============   ===========     ==========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                      FCE                           FCI                           FCG
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                          ---------------------------   ---------------------------   ---------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                          December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                              1999           1998           1999           1998           1999           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..........  $  (333,930)   $   467,717    $  (399,246)   $  (101,894)   $ 1,191,818    $ 1,045,909
  Net realized gains (losses)...........   (1,729,186)    (4,423,657)     1,603,586       (134,106)     5,298,157      5,611,522
  Net unrealized gains (losses).........   12,931,317     (3,684,076)    14,716,273       (101,433)     5,260,268      4,069,821
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Increase (Decrease) in net assets
       from operations..................  $10,868,201    $(7,640,016)   $15,920,613    $  (337,433)   $11,750,243    $10,727,252
                                          -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..........  $ 2,257,666    $ 2,734,886    $ 7,721,195    $ 8,231,578    $ 4,415,080    $ 7,721,923
    Net transfers between Sub-Accounts
     and Fixed Account..................   10,148,747     (1,032,098)    10,540,394      5,579,377     (1,761,772)     8,246,837
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (2,575,449)      (897,534)    (3,292,901)    (1,479,723)    (5,447,333)    (4,121,150)
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Net accumulation activity.........  $ 9,830,964    $   805,254    $14,968,688    $12,331,232    $(2,794,025)   $11,847,610
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Annuitization Activity:
    Annuitizations......................  $   154,638    $     3,586    $    39,173    $     1,716    $    59,613    $    34,551
    Annuity payments and contract
     charges............................       (8,635)        (7,084)        (9,967)        (5,621)       (14,579)       (28,601)
    Net transfers between
     Sub-Accounts.......................       54,153        --             --             --             --             (17,030)
    Adjustments to annuity reserves.....       (3,330)           218        (15,216)         2,415         (4,391)       (10,148)
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Net annuitization activity........  $   196,826    $    (3,280)   $    13,990    $    (1,490)   $    40,643    $   (21,228)
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Increase (Decrease) in net assets from
   contract owner transactions..........  $10,027,790    $   801,974    $14,982,678    $12,329,742    $(2,753,382)   $11,826,382
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Increase (Decrease) in net assets.....  $20,895,991    $(6,838,042)   $30,903,291    $11,992,309    $ 8,996,861    $22,553,634
NET ASSETS:
  Beginning of year.....................   16,976,738     23,814,780     35,306,698     23,314,389     71,899,852     49,346,218
                                          -----------    -----------    -----------    -----------    -----------    -----------
  End of year...........................  $37,872,729    $16,976,738    $66,209,989    $35,306,698    $80,896,713    $71,899,852
                                          ===========    ===========    ===========    ===========    ===========    ===========


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                            GSS                               HYS                               MSS
                                        Sub-Account                       Sub-Account                       Sub-Account
                              -------------------------------   -------------------------------   -------------------------------
                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                    1999             1998             1999             1998             1999             1998
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income
   (loss)...................    $ 15,668,791     $ 15,055,335     $ 20,575,633     $ 13,760,883     $ (5,294,340)    $ 45,005,946
  Net realized gains
   (losses).................      (2,683,104)       7,944,827       (3,849,529)       4,744,016       15,953,711       11,481,102
  Net unrealized gains
   (losses).................     (27,290,375)       2,813,782         (700,282)     (20,640,207)     267,741,266      (23,796,460)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Increase (Decrease) in
       net assets from
       operations...........    $(14,304,688)    $ 25,813,944     $ 16,025,822     $ (2,135,308)    $278,400,637     $ 32,690,588
                                ------------     ------------     ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...............    $ 26,767,871     $ 33,941,912     $ 20,195,648     $ 54,795,963     $ 16,920,035     $ 22,720,393
    Net transfers between
     Sub-Accounts and Fixed
     Account................      91,170,433       49,410,266       20,734,522       20,587,340       52,096,752       (5,210,223)
    Withdrawals, surrenders,
     annuitizations and
     contract charges.......     (59,337,154)     (40,854,521)     (36,583,190)     (24,841,987)     (51,120,379)     (28,997,564)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Net accumulation
       activity.............    $ 58,601,150     $ 42,497,657     $  4,346,980     $ 50,541,316     $ 17,896,408     $(11,487,394)
                                ------------     ------------     ------------     ------------     ------------     ------------
  Annuitization Activity:
    Annuitizations..........    $    665,654     $  1,080,791     $    333,040     $    514,021     $    135,661     $    360,666
    Annuity payments and
     contract charges.......        (452,725)        (563,274)        (295,312)        (301,855)        (320,573)        (278,169)
    Net transfers between
     Sub-Accounts...........          (3,904)         (10,317)        --                --               118,980           (6,870)
    Adjustments to annuity
     reserves...............          (4,610)          17,162          (22,546)          44,449          (51,415)          (3,336)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Net annuitization
       activity.............    $    204,415     $    524,362     $     15,182     $    256,615     $   (117,347)    $     72,291
                                ------------     ------------     ------------     ------------     ------------     ------------
  Increase (Decrease) in net
   assets from contract
   owner transactions.......    $ 58,805,565     $ 43,022,019     $  4,362,162     $ 50,797,931     $ 17,779,061     $(11,415,103)
                                ------------     ------------     ------------     ------------     ------------     ------------
    Increase (Decrease) in
     net assets.............    $ 44,500,877     $ 68,835,963     $ 20,387,984     $ 48,662,623     $296,179,698     $ 21,275,485
NET ASSETS:
  Beginning of year.........     400,140,205      331,304,242      286,338,035      237,675,412      334,101,011      312,825,526
                                ------------     ------------     ------------     ------------     ------------     ------------
  End of year...............    $444,641,082     $400,140,205     $306,726,019     $286,338,035     $630,280,709     $334,101,011
                                ============     ============     ============     ============     ============     ============


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 MIS                             MMS                             NWD
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999           1998(a)          1999            1998            1999           1998(a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....  $   (519,923)    $  (277,915)   $  14,066,908   $  12,464,454    $  (241,342)    $   (55,628)
  Net realized gains (losses).....     6,220,402         290,620         --              --            1,355,381         (77,926)
  Net unrealized gains (losses)...   103,443,251      11,412,175         --              --           19,683,822       1,504,013
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Increase (Decrease) in net
       assets from operations.....  $109,143,730     $11,424,880    $  14,066,908   $  12,464,454    $20,797,861     $ 1,370,459
                                    ------------     -----------    -------------   -------------    -----------     -----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $137,436,213     $42,898,409    $  77,465,420   $  84,539,955    $10,051,271     $ 5,928,260
    Net transfers between
     Sub-Accounts and Fixed
     Account......................   223,731,514      27,944,745      176,379,832     205,348,459     20,319,479       6,269,724
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................   (20,457,443)     (1,223,987)    (230,737,769)   (180,586,976)    (2,113,261)       (345,722)
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Net accumulation activity...  $340,710,284     $69,619,167    $  23,107,483   $ 109,301,438    $28,257,489     $11,852,262
                                    ------------     -----------    -------------   -------------    -----------     -----------
  Annuitization Activity:
    Annuitizations................  $    755,518     $   158,201    $   1,593,879   $   1,223,366    $   339,593     $    59,889
    Annuity payments and contract
     charges......................       (48,148)        (10,253)        (347,973)       (267,886)       (15,934)         (3,118)
    Net transfers between
     Sub-Accounts.................        47,324         --              (646,987)         (4,847)        41,259         --
    Adjustments to annuity
     reserves.....................       (53,623)         (1,090)         (33,773)        (38,667)       (46,627)         (2,368)
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Net annuitization
       activity...................  $    701,071     $   146,858    $     565,146   $     911,966    $   318,291     $    54,403
                                    ------------     -----------    -------------   -------------    -----------     -----------
  Increase (Decrease) in net
   assets from contract owner
   transactions...................  $341,411,355     $69,766,025    $  23,672,629   $ 110,213,404    $28,575,780     $11,906,665
                                    ------------     -----------    -------------   -------------    -----------     -----------
    Increase (Decrease) in net
     assets.......................  $450,555,085     $81,190,905    $  37,739,537   $ 122,677,858    $49,373,641     $13,277,124
NET ASSETS:
  Beginning of year...............    81,190,905         --           416,905,347     294,227,489     13,277,124         --
                                    ------------     -----------    -------------   -------------    -----------     -----------
  End of year.....................  $531,745,990     $81,190,905    $ 454,644,884   $ 416,905,347    $62,650,765     $13,277,124
                                    ============     ===========    =============   =============    ===========     ===========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     RES                            RGS                           RSS
                                                 Sub-Account                    Sub-Account                   Sub-Account
                                        -----------------------------   ---------------------------   ---------------------------
                                          Year Ended      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,    December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999            1998           1999           1998           1999         1998(a)
                                        --------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)........  $   19,843,457   $ 22,892,997   $  (620,571)   $  (196,955)   $  (141,943)    $  (15,398)
  Net realized gains (losses).........      51,545,740     21,973,914     1,981,525        513,010      1,511,865        (94,970)
  Net unrealized gains (losses).......     146,995,453    110,904,687     2,065,260      3,223,975      5,914,674        126,682
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Increase (Decrease) in net
       assets from operations.........  $  218,384,650   $155,771,598   $ 3,426,214    $ 3,540,030    $ 7,284,596     $   16,314
                                        --------------   ------------   -----------    -----------    -----------     ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received........  $   60,172,716   $103,921,694   $12,282,216    $13,378,132    $ 4,475,044     $2,275,775
    Net transfers between Sub-Accounts
     and Fixed Account................      46,692,915     82,986,033    27,754,724     14,755,314     15,355,290      1,268,571
    Withdrawals, surrenders,
     annuitizations and contract
     charges..........................     (78,027,604)   (44,188,615)   (4,602,039)    (1,413,449)    (1,000,866)       (41,350)
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Net accumulation activity.......  $   28,838,027   $142,719,112   $35,434,901    $26,719,997    $18,829,468     $3,502,996
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Annuitization Activity:
    Annuitizations....................  $      727,314   $    452,588   $    45,656    $    73,112    $   206,502     $  --
    Annuity payments and contract
     charges..........................        (340,066)      (211,454)      (22,411)       (12,398)       --             --
    Net transfers between
     Sub-Accounts.....................          45,500         34,374       --              58,620        --             --
    Adjustments to annuity reserves...        (116,242)       (35,852)          646         (2,709)       --             --
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Net annuitization activity......  $      316,506   $    239,656   $    23,891    $   116,625    $   206,502     $  --
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Increase (Decrease) in net assets
   from contract owner transactions...  $   29,154,533   $142,958,768   $35,458,792    $26,836,622    $19,035,970     $3,502,996
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Increase (Decrease) in net assets...  $  247,539,183   $298,730,366   $38,885,006    $30,376,652    $26,320,566     $3,519,310
NET ASSETS:
  Beginning of year...................     948,011,552    649,281,186    36,274,179      5,897,527      3,519,310        --
                                        --------------   ------------   -----------    -----------    -----------     ----------
  End of year.........................  $1,195,550,735   $948,011,552   $75,159,185    $36,274,179    $29,839,876     $3,519,310
                                        ==============   ============   ===========    ===========    ===========     ==========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                               SIS                              TRS                              UTS
                                           Sub-Account                      Sub-Account                      Sub-Account
                                  -----------------------------   -------------------------------   -----------------------------
                                   Year Ended      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                  December 31,    December 31,     December 31,     December 31,    December 31,    December 31,
                                      1999           1998(a)           1999             1998            1999            1998
                                  -------------   -------------   --------------   --------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss).......................   $    83,369      $  (37,067)   $  244,657,574   $  163,419,988   $ 24,907,386    $ 15,309,048
  Net realized gains (losses)...        89,915         (88,826)       43,556,184       51,696,637     10,701,662       3,138,939
  Net unrealized gains
   (losses).....................       246,639         217,175      (262,617,068)     (49,976,046)    42,961,865       5,912,858
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Increase (Decrease) in net
       assets from operations...   $   419,923      $   91,282    $   25,596,690   $  165,140,579   $ 78,570,913    $ 24,360,845
                                   -----------      ----------    --------------   --------------   ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...................   $ 3,507,488      $3,255,808    $   88,544,205   $  144,694,740   $ 34,302,650    $ 39,799,198
    Net transfers between
     Sub-Accounts and Fixed
     Account....................     8,565,548       4,501,699        81,610,921       99,107,901     67,737,731      40,165,423
    Withdrawals, surrenders,
     annuitizations and contract
     charges....................      (830,463)        (67,691)     (250,384,445)    (174,048,588)   (19,915,248)    (10,679,491)
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Net accumulation
       activity.................   $11,242,573      $7,689,816    $  (80,229,319)  $   69,754,053   $ 82,125,133    $ 69,285,130
                                   -----------      ----------    --------------   --------------   ------------    ------------
  Annuitization Activity:
    Annuitizations..............   $   --           $  --         $    2,259,139   $    2,556,048   $    111,619    $    357,771
    Annuity payments and
     contract charges...........       --              --             (1,437,038)      (1,415,164)      (154,181)       (266,331)
    Net transfers between
     Sub-Accounts...............       --              --                (39,113)         104,077        324,919          93,575
    Adjustments to annuity
     reserves...................       --              --               (169,445)         157,679        (15,579)        117,915
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Net annuitization
       activity.................   $   --           $  --         $      613,543   $    1,402,640   $    266,778    $    302,930
                                   -----------      ----------    --------------   --------------   ------------    ------------
  Increase (Decrease) in net
   assets from contract owner
   transactions.................   $11,242,573      $7,689,816    $  (79,615,776)  $   71,156,693   $ 82,391,911    $ 69,588,060
                                   -----------      ----------    --------------   --------------   ------------    ------------
    Increase (Decrease) in net
     assets.....................   $11,662,496      $7,781,098    $  (54,019,086)  $  236,297,272   $160,962,824    $ 93,948,905
NET ASSETS:
  Beginning of year.............     7,781,098         --          1,816,081,256    1,579,783,984    211,254,980     117,306,075
                                   -----------      ----------    --------------   --------------   ------------    ------------
  End of year...................   $19,443,594      $7,781,098    $1,762,062,170   $1,816,081,256   $372,217,804    $211,254,980
                                   ===========      ==========    ==============   ==============   ============    ============

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 GAA                             GGS                             GGR
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999            1998            1999            1998            1999            1998
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....  $  4,809,747    $  7,482,682    $  8,275,209    $    (87,913)   $  6,750,260    $ 15,489,141
  Net realized gains (losses).....     2,885,303       3,692,859      (1,779,438)       (498,522)     12,474,312      11,591,824
  Net unrealized gains (losses)...    10,272,405      (6,039,574)    (12,083,431)     12,271,071     145,129,697       1,458,038
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Increase (Decrease) in net
       assets from operations.....  $ 17,967,455    $  5,135,967    $ (5,587,660)   $ 11,684,636    $164,354,269    $ 28,539,003
                                    ------------    ------------    ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $  2,661,148    $  8,860,816    $  1,751,874    $  3,786,224    $ 10,448,847    $ 15,688,080
    Net transfers between
     Sub-Accounts and Fixed
     Account......................   (14,351,525)     (4,974,353)     (4,727,708)    (12,675,687)     11,508,041      (6,628,067)
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................    (8,142,859)     (6,184,345)    (14,312,841)    (11,908,423)    (26,312,080)    (14,148,887)
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Net accumulation activity...  $(19,833,236)   $ (2,297,882)   $(17,288,675)   $(20,797,886)   $ (4,355,192)   $ (5,088,874)
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Annuitization Activity:
    Annuitizations................  $     12,744    $    196,381    $    100,118    $    158,700    $    166,248    $    107,920
    Annuity payments and contract
     charges......................      (102,934)        (88,583)       (114,238)       (130,085)       (116,958)       (104,706)
    Net transfers between
     Sub-Accounts.................       (33,199)          1,087         --              --              (12,182)       (114,522)
    Adjustments to annuity
     reserves.....................        14,208         (39,140)        (22,713)          3,766          22,465          (5,286)
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Net annuitization
       activity...................  $   (109,181)   $     69,745    $    (36,833)   $     32,381    $     59,573    $   (116,594)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Increase (Decrease) in net
     assets from contract owner
     transactions.................  $(19,942,417)   $ (2,228,137)   $(17,325,508)   $(20,765,505)   $ (4,295,619)   $ (5,205,468)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Increase (Decrease) in net
     assets.......................  $ (1,974,962)   $  2,907,830    $(22,913,168)   $ (9,080,869)   $160,058,650    $ 23,333,535
NET ASSETS:
  Beginning of year...............   123,345,612     120,437,782      89,813,963      98,894,832     260,479,236     237,145,701
                                    ------------    ------------    ------------    ------------    ------------    ------------
  End of year.....................  $121,370,650    $123,345,612    $ 66,900,795    $ 89,813,963    $420,537,886    $260,479,236
                                    ============    ============    ============    ============    ============    ============


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                                              GTR                         SGS
                                                                          Sub-Account                 Sub-Account
                                                              -----------------------------------   ----------------
                                                                 Year Ended         Year Ended         Year Ended
                                                                December 31,       December 31,       December 31,
                                                                    1999               1998             1999(b)
                                                              ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................    $  5,898,913       $ 2,635,441         $   (7,994)
  Net realized gains (losses)...............................       3,497,527         3,803,017           (341,864)
  Net unrealized gains (losses).............................      (2,696,231)        6,391,001          1,072,320
                                                                ------------       -----------         ----------
      Increase (Decrease) in net assets from operations.....    $  6,700,209       $12,829,459         $  722,462
                                                                ------------       -----------         ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................    $  5,485,526       $ 8,845,349         $  421,107
    Net transfers between Sub-Accounts and Fixed Account....       1,803,965         8,428,546          8,018,971
    Withdrawals, surrenders, annuitizations and contract
     charges................................................      (6,850,689)       (4,603,063)            (4,249)
                                                                ------------       -----------         ----------
      Net accumulation activity.............................    $    438,802       $12,670,832         $8,435,829
                                                                ------------       -----------         ----------
  Annuitization Activity:
    Annuitizations..........................................    $    114,644       $   134,223         $ --
    Annuity payments and contract charges...................         (78,129)          (61,120)          --
    Net transfers between Sub-Accounts......................        --                --                 --
    Adjustments to annuity reserves.........................          (3,828)           16,790           --
                                                                ------------       -----------         ----------
      Net annuitization activity............................    $     32,687       $    89,893         $ --
                                                                ------------       -----------         ----------
    Increase (Decrease) in net assets from contract owner
     transactions...........................................    $    471,489       $12,760,725         $8,435,829
                                                                ------------       -----------         ----------
    Increase (Decrease) in net assets.......................    $  7,171,698       $25,590,184         $9,158,291
NET ASSETS:
  Beginning of year.........................................      95,274,472        69,684,288           --
                                                                ------------       -----------         ----------
  End of year...............................................    $102,446,170       $95,274,472         $9,158,291
                                                                ============       ===========         ==========

(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account attributable to the Contracts is invested in shares of a specific corresponding series of MFS/Sun Life Series Trust (the "Series Trust"), an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor, is the investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25% for Regatta, Regatta Gold and Regatta Platinum contracts and 1.00% for Regatta Classic contracts.

Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 or 2% of the participant's account value in the case of Regatta and Regatta Gold contracts, $35 in the case of Regatta Platinum contracts and $50 in the case of Regatta Classic contracts (after account year 5, the account fee, for Regatta Gold and Regatta Platinum contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta, Regatta Gold and Regatta Platinum contracts, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Regatta contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to such contracts. No deduction for the distribution expense charge is made after the seventh account anniversary.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic and Regatta Platinum contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 4% or 3%, as stated in each participant's contract or certificate, as applicable. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA
 CONTRACTS:
 ------------------------------
 CAS -- Level 1                       464,349    2,993,020          1,694          --            (403,678)    (2,286,027)
 CAS -- Level 2                     9,053,993    5,390,680          6,466          --             841,337      5,658,421
 GSS -- Level 1                       325,241    1,462,222          1,870          --            (310,743)      (932,035)
 GSS -- Level 2                     2,656,978    1,514,633         10,259          --           1,016,504      1,951,275
 HYS -- Level 1                        73,632      537,033            165          --             (69,249)      (384,324)
 HYS -- Level 2                     1,320,379      975,126          --             --             160,884        742,028
 MSS -- Level 1                       196,463      941,686            719          --            (170,145)      (678,909)
 MSS -- Level 2                     2,730,897    2,022,757          8,046          --             791,231      1,359,567
 MMS -- Level 1                       268,447    1,518,722          6,604         12,315          (78,142)     1,824,176
 MMS -- Level 2                     3,722,758    1,845,809         46,627          8,252        4,208,078      6,810,959
 TRS -- Level 1                       898,137    5,756,653            980          4,933         (753,744)    (4,180,220)
 TRS -- Level 2                    12,506,430    7,838,741         12,834          2,056        1,380,346      8,389,482
 GGS -- Level 1                        89,328      700,338            762          --             (80,050)      (536,114)
 GGS -- Level 2                       834,010      483,253          --             --              81,087        702,569


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA
 CONTRACTS:
 ------------------------------
 CAS -- Level 1                       (39,407)      (242,644)      22,958          464,349
 CAS -- Level 2                    (2,054,522)    (1,995,108)   7,847,274        9,053,993
 GSS -- Level 1                       (16,368)      (204,946)       --             325,241
 GSS -- Level 2                      (888,017)      (808,930)   2,795,724        2,656,978
 HYS -- Level 1                        (4,383)       (79,077)         165           73,632
 HYS -- Level 2                      (405,927)      (396,775)   1,075,336        1,320,379
 MSS -- Level 1                       (21,924)       (66,314)       5,113          196,463
 MSS -- Level 2                      (852,146)      (651,427)   2,678,028        2,730,897
 MMS -- Level 1                      (180,769)    (3,086,766)      16,140          268,447
 MMS -- Level 2                    (5,304,846)    (4,942,262)   2,672,617        3,722,758
 TRS -- Level 1                      (113,631)      (683,229)      31,742          898,137
 TRS -- Level 2                    (3,970,196)    (3,723,849)   9,929,414       12,506,430
 GGS -- Level 1                        (9,545)       (74,896)         495           89,328
 GGS -- Level 2                      (284,961)      (351,812)     630,136          834,010

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA GOLD
 CONTRACTS:
 ------------------------------
 BDS(a)........................     1,182,239        --           128,326        437,383        1,055,550        776,227
 CAS...........................    37,500,481     35,528,897      515,449      2,963,417       (1,432,874)     1,606,290
 COS...........................    10,262,282      6,175,224      317,640      2,085,178        3,084,055      2,487,753
 MIT...........................    51,880,765     40,709,531    1,104,376      7,531,155          814,616      6,682,559
 EGS...........................    28,900,957     25,039,986      564,144      3,519,560          856,790      1,929,406
 EIS(a)........................       528,238        --            96,901        235,337          840,387        312,512
 FCE...........................     2,147,348      2,159,228       49,578        203,168          814,122       (114,376)
 FCI...........................     3,290,043      2,390,056      103,809        532,412           71,906        520,640
 FCG...........................     5,214,558      4,441,911       53,226        449,506         (373,297)       655,503
 GSS...........................    23,218,234     20,508,844      381,294      1,760,124        2,812,014      2,891,419
 HYS...........................    14,190,817     11,699,195      209,455      2,333,919         (264,388)     1,143,802
 MSS...........................    11,245,144     11,326,719      111,495        838,284          874,242       (135,303)
 MIS(a)........................     4,121,518        --         1,179,064      2,049,150        7,769,109      2,166,812
 MMS...........................    29,387,086     21,463,139    1,347,998      5,295,611       10,642,975      9,723,034
 NWD(a)........................       794,859        --            99,202        252,432          818,140        573,525
 RES...........................    38,553,986     35,654,917      602,325      1,299,737         (220,117)     3,631,861
 RGS...........................     2,408,676        533,928      120,353        857,568          906,773      1,134,366
 RSS(a)........................       190,267        --            29,576         83,591          929,786        110,312
 SIS(a)........................       622,914        --            67,062        207,182          260,781        423,614
 TRS...........................    71,102,020     66,303,467      922,198      5,585,984         (771,786)     4,374,616
 UTS...........................     9,023,102      6,101,638      323,450      1,559,584          972,853      1,878,542
 GAA...........................     7,576,691      7,928,833       61,909        440,970         (972,115)      (400,015)
 GGS...........................     5,048,219      6,127,641       51,599        199,740         (404,547)      (782,796)
 GGR...........................    14,522,129     15,058,757      189,567        815,222           82,020       (504,727)
 GTR...........................     5,354,633      4,676,853       80,538        458,384         (144,224)       506,340
 SGS(b)........................       --             --             4,006          --             555,135        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA GOLD
 CONTRACTS:
 ------------------------------
 BDS(a)........................      (280,793)       (31,371)     2,085,322      1,182,239
 CAS...........................    (3,736,966)    (2,598,123)    32,846,090     37,500,481
 COS...........................      (818,305)      (485,873)    12,845,672     10,262,282
 MIT...........................    (4,597,858)    (3,042,480)    49,201,899     51,880,765
 EGS...........................    (2,260,070)    (1,587,995)    28,061,821     28,900,957
 EIS(a)........................      (164,360)       (19,611)     1,301,166        528,238
 FCE...........................      (250,014)      (100,672)     2,761,034      2,147,348
 FCI...........................      (277,959)      (153,065)     3,187,799      3,290,043
 FCG...........................      (384,891)      (332,362)     4,509,596      5,214,558
 GSS...........................    (3,181,131)    (1,942,153)    23,230,411     23,218,234
 HYS...........................    (1,598,765)      (986,099)    12,537,119     14,190,817
 MSS...........................    (1,198,416)      (784,556)    11,032,465     11,245,144
 MIS(a)........................    (1,084,371)       (94,444)    11,985,320      4,121,518
 MMS...........................   (12,930,216)    (7,094,698)    28,447,843     29,387,086
 NWD(a)........................      (112,785)       (31,098)     1,599,416        794,859
 RES...........................    (3,000,415)    (2,032,529)    35,935,779     38,553,986
 RGS...........................      (282,560)      (117,186)     3,153,242      2,408,676
 RSS(a)........................       (35,048)        (3,636)     1,114,581        190,267
 SIS(a)........................       (58,267)        (7,882)       892,490        622,914
 TRS...........................    (8,328,466)    (5,162,047)    62,923,966     71,102,020
 UTS...........................      (730,997)      (516,662)     9,588,408      9,023,102
 GAA...........................      (478,155)      (393,097)     6,188,330      7,576,691
 GGS...........................      (754,183)      (496,366)     3,941,088      5,048,219
 GGR...........................    (1,279,881)      (847,123)    13,513,835     14,522,129
 GTR...........................      (383,402)      (286,944)     4,907,545      5,354,633
 SGS(b)........................          (285)       --             558,856        --

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA CLASSIC
 CONTRACTS:
 ------------------------------
 BDS(a)........................      35,123          --            38,838        33,440           (23,411)         1,859
 CAS...........................     465,812       265,497          98,517       170,863           127,840         49,860
 COS...........................     277,518       160,778          98,185        98,617            94,668         29,367
 MIT...........................   1,213,193       554,216         343,708       449,788            47,381        267,481
 EGS...........................     959,802       318,028         206,621       613,049            (6,847)        55,590
 EIS(a)........................      12,113          --            36,114         9,590            28,711          2,523
 FCE...........................      43,654        40,698          14,933        16,413            17,553        (12,814)
 FCI...........................      83,820        67,892          33,705        20,502            (6,058)        (3,210)
 FCG...........................      90,582        51,038           5,230        34,300               289          8,318
 GSS...........................     297,310       113,243         100,923       139,510           (71,777)        51,253
 HYS...........................     342,363       155,306          64,265       224,640           (62,579)        (2,332)
 MSS...........................     140,324       118,243          64,332        59,666           112,516        (29,055)
 MIS(b)........................     232,788          --           298,311        78,233           (19,461)       156,319
 MMS...........................     270,417        77,105       1,348,530       733,426           (15,060)      (366,138)
 NWD(b)........................      29,182          --            55,212        13,601            19,871         15,614
 RES...........................     872,289       553,996         161,577       279,626           (26,160)        85,963
 RGS...........................      33,882         6,085          40,357         9,086             2,489         19,504
 RSS(d)........................       2,234          --            11,775           942            15,565          1,292
 SIS(c)........................       2,577          --            17,748         1,726             2,629            851
 TRS...........................   1,731,292       951,205         455,454       681,412           (52,461)       155,997
 UTS...........................     178,136        77,009          90,782        97,613           119,327         15,497
 GAA...........................      53,167        50,531           1,943        16,112            (7,138)        (8,665)
 GGS...........................      40,074        19,394          13,692        20,516            (7,500)           639
 GGR...........................     121,297        85,526          17,448        47,642             7,909         (2,579)
 GTR...........................      91,253        45,122          35,847        38,335            (2,772)         8,687
 SGS(e)........................       --             --             --             --               5,701        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA CLASSIC
 CONTRACTS:
 ------------------------------
 BDS(a)........................        (2,340)          (176)      48,210         35,123
 CAS...........................       (48,331)       (20,408)     643,838        465,812
 COS...........................       (19,621)       (11,244)     450,750        277,518
 MIT...........................      (136,741)       (58,292)   1,467,541      1,213,193
 EGS...........................       (28,907)       (26,865)   1,130,669        959,802
 EIS(a)........................        (2,478)       --            74,460         12,113
 FCE...........................        (3,359)          (643)      72,781         43,654
 FCI...........................       (12,769)        (1,364)      98,698         83,820
 FCG...........................        (6,449)        (3,074)      89,652         90,582
 GSS...........................       (44,402)        (6,696)     282,054        297,310
 HYS...........................       (31,657)       (35,251)     312,392        342,363
 MSS...........................       (11,177)        (8,530)     305,995        140,324
 MIS(b)........................       (10,029)        (1,764)     501,609        232,788
 MMS...........................      (525,766)      (173,976)   1,078,121        270,417
 NWD(b)........................        (5,208)           (33)      99,057         29,182
 RES...........................       (44,435)       (47,296)     963,271        872,289
 RGS...........................        (2,310)          (793)      74,418         33,882
 RSS(d)........................          (588)       --            28,986          2,234
 SIS(c)........................            (4)       --            22,950          2,577
 TRS...........................      (146,430)       (57,322)   1,987,855      1,731,292
 UTS...........................       (31,976)       (11,983)     356,269        178,136
 GAA...........................        (4,629)        (4,811)      43,343         53,167
 GGS...........................        (3,904)          (475)      42,362         40,074
 GGR...........................       (10,773)        (9,292)     135,881        121,297
 GTR...........................        (6,301)          (891)     118,027         91,253
 SGS(e)........................       --             --             5,701          --

(a) For the period June 22, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period May 7, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(c) For the period June 26, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(d) For the period August 8, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(e) For the period November 24, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS(a)........................     628,000          --             941,360      491,319        1,491,043        143,015
 CAS(b)........................   1,683,164          --           4,849,607    1,489,422        4,545,428        215,237
 COS(d)........................     556,955          --           2,758,794      480,199        2,891,912         80,801
 MIT(b)........................   5,331,018          --          14,730,220    4,380,217       17,398,081      1,013,330
 EGS(b)........................   1,651,404          --           4,181,549    1,412,976        4,397,355        254,376
 EIS(c)........................     272,362          --             946,919      237,608        1,153,460         35,740
 FCE(c)........................      72,586          --             171,566       67,723          260,658          4,892
 FCI(c)........................     338,938          --             649,457      305,695        1,016,982         37,500
 FCG(d)........................     199,346          --             355,635      167,384          379,426         34,931
 GSS(d)........................     816,102          --           1,959,697      686,599        4,315,488        142,121
 HYS(c)........................   1,000,705          --           1,613,791      917,703        2,693,972         95,977
 MSS(e)........................     211,044          --             948,374      180,220          986,589         35,500
 MIS(b)........................   2,428,134          --           9,327,754    2,052,872        9,497,539        400,450
 MMS(c)........................     886,479          --           4,525,979    1,436,884          (51,593)      (492,250)
 NWD(c)........................     436,178          --             750,621      366,459          945,469         75,832
 RES(e)........................   1,751,713          --           3,783,737    1,463,540        4,553,399        319,544
 RGS(a)........................     387,080          --             945,769      306,364        1,427,602         82,311
 RSS(f)........................     181,131          --             366,014      162,752          418,385         19,544
 SIS(g)........................     157,634          --             270,681      123,410          588,831         35,045
 TRS(c)........................   2,318,847          --           5,942,946    1,926,233        9,684,842        434,196
 UTS(e)........................     819,649          --           2,177,718      647,482        3,571,380        178,704
 GAA(d)........................     228,839          --             168,337      175,049          134,452         56,466
 GGS(c)........................      76,270          --              79,719       78,588          159,520         (2,199)
 GGR(d)........................     162,856          --             536,984      125,715          661,623         37,960
 GTR(h)........................     152,857          --             356,243      116,666          417,027         37,792
 SGS(I)........................       --             --              32,991        --             156,786        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS(a)........................       (89,955)        (6,334)     2,970,448      628,000
 CAS(b)........................      (307,461)       (21,495)    10,770,738    1,683,164
 COS(d)........................      (119,494)        (4,045)     6,088,167      556,955
 MIT(b)........................    (1,015,638)       (62,529)    36,443,681    5,331,018
 EGS(b)........................      (278,100)       (15,948)     9,952,208    1,651,404
 EIS(c)........................       (50,196)          (986)     2,322,545      272,362
 FCE(c)........................       (32,976)           (29)       471,834       72,586
 FCI(c)........................       (44,938)        (4,257)     1,960,439      338,938
 FCG(d)........................       (30,076)        (2,969)       904,331      199,346
 GSS(d)........................      (173,758)       (12,618)     6,917,529      816,102
 HYS(c)........................      (181,956)       (12,975)     5,126,512    1,000,705
 MSS(e)........................       (49,608)        (4,676)     2,096,399      211,044
 MIS(b)........................      (512,221)       (25,188)    20,741,206    2,428,134
 MMS(c)........................      (512,126)       (58,155)     4,848,739      886,479
 NWD(c)........................       (67,728)        (6,113)     2,064,540      436,178
 RES(e)........................      (266,217)       (31,371)     9,822,632    1,751,713
 RGS(a)........................       (67,804)        (1,595)     2,692,647      387,080
 RSS(f)........................       (51,342)        (1,165)       914,188      181,131
 SIS(g)........................       (29,954)          (821)       987,192      157,634
 TRS(c)........................      (509,290)       (41,582)    17,437,345    2,318,847
 UTS(e)........................      (170,834)        (6,537)     6,397,913      819,649
 GAA(d)........................       (28,837)        (2,676)       502,791      228,839
 GGS(c)........................       (13,795)          (119)       301,714       76,270
 GGR(d)........................       (32,892)          (819)     1,328,571      162,856
 GTR(h)........................       (24,793)        (1,601)       901,334      152,857
 SGS(I)........................           (76)       --             189,701        --

(a) For the period June 30, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period June 5, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(c) For the period June 18, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(d) For the period June 23, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(e) For the period June 16, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(f) For the period June 29, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(g) For the period June 26, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(h) For the period July 7, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(i) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Participants in Regatta, Regatta Gold, Regatta Classic and Regatta
 Platinum Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Massachusetts Investors Trust Sub-Account, Emerging Growth Sub-Account, Equity Income Sub-Account, Emerging Markets Equity Sub-Account, International Growth Sub-Account, International Growth and Income Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Money Market Sub-Account, New Discovery Sub-Account, Research Sub-Account, Research Growth and Income Sub-Account, Research International Sub-Account, Strategic Income Sub-Account, Total Return Sub-Account, Utilities Sub-Account, Global Asset Allocation Sub-Account, Global Governments Sub-Account, Global Growth Sub-Account, Global Total Return Sub-Account, and Strategic Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts") as of December 31, 1999, the related statement of operations for the years then ended and the statements of changes in net assets for the years ended December 31, 1999 and December 31, 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 1024
                     BOSTON, MASSACHUSETTS  02103


                     TELEPHONE:
                     Toll Free (800) 752-7215

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte & Touche LLP
                     200 Berkeley Street
                     Boston, Massachusetts  02116

                                                                Rule No. 497(c)
                                                              File No. 33-41628
                                                                      811-05846



                                                                   May 1, 2000


                                MFS REGATTA PLATINUM

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data .............................................. 2
Advertising and Sales Literature ............................................. 5
Calculations ................................................................. 8
     Example of Variable Accumulation Unit Value Calculation.................. 8
     Example of Variable Annuity Unit Calculation ............................ 8
     Example of Variable Annuity Payment Calculation ......................... 8
Distribution of the Contracts ................................................ 8
Designation and Change of Beneficiary ........................................ 9
Custodian .................................................................... 9
Financial Statements ......................................................... 9


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Platinum Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun
Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Company at Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (800) 752-7215.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below. For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date the Variable Account was established, or such later date that the Series commenced operations (the "Commencement Date"), although the Contracts have been offered only since May 1, 1999. No information is shown for the Series that have not commenced operations or that had been in operation for less than one year as of December 31, 1999.

                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1999



                                       1 YEAR     5 YEAR      10 YEAR                 COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD     PERIOD      PERIOD       LIFE           DATE
-------------                          ------     ------      -------      ----       ------------
Bond Series                            (8.37)%      --          --        (1.47)%     May 5, 1998
Capital Appreciation Series            24.53%     25.79%      17.11%      16.87%   November 30, 1989
Capital Opportunities Series           39.41%       --          --        28.43%     June 3, 1996
Emerging Growth Series                 67.08%       --          --        34.11%      May 1, 1995
Emerging Markets Equity Series (1)     44.33%       --          --         2.29%     June 5, 1996
Equity Income Series                   (0.25)%      --          --         2.53%      May 1, 1998
Global Asset Allocation Series         10.86%     12.43%        --        12.13%    November 7, 1994
Global Governments Series             (11.55)%     3.60%       5.34%       5.58%   November 30, 1989
Global Growth Series                   58.93%     21.56%        --        18.80%   November 16, 1993
Global Total Return Series              1.07%     12.30%        --        11.97%    November 7, 1994
Government Securities Series           (8.60)%     4.65%       5.50%       5.43%   November 30, 1989
High Yield Series                      (0.50)%     7.60%       8.69%       8.47%   November 30, 1989
International Growth Series            27.34%       --          --         5.74%     June 3, 1996
Intl. Growth & Income Series            9.61%       --          --         9.61%    October 2, 1995
Managed Sectors Series                 76.96%     30.25%      18.68%      18.35%   November 30, 1989
Mass Investors Growth Series           27.50%       --          --        29.17%      May 1, 1998
Mass Investors Trust Series            (0.56)%    22.49%      14.53%      14.48%   November 30, 1989
Money Market Series                    (2.42)%     3.00%       3.27%       3.29%   November 30, 1989
New Discovery Series                   51.86%       --          --        32.79%      May 5, 1998
Research Series                        16.20%     23.65%        --        22.53%    November 7, 1994
Research Growth & Income Series         0.78%       --          --        12.10%      May 12, 1997
Research International Series          46.76%       --          --        20.66%      May 5, 1998
Strategic Income Series                (2.55)%      --          --        (1.48)%     May 5, 1998
Total Return Series                    (4.34)%    12.96%      10.09%      10.06%   November 30, 1989
Utilities Series                       23.25%     24.51%        --        18.34%   November 16, 1993

------------------------
(1) Formerly, the MFS/Foreign & Colonial Emerging Markets Equity Series.



          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:
                                         n
                                 P(l + T)  = ERV

     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a
                   hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The $35 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return." For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since May 1, 1998. No information is shown for the Series that have not commenced operations or that had been in operation less than one year as of December 31, 1999.


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1999


                                       1 YEAR     5 YEAR      10 YEAR               COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD     PERIOD      PERIOD       LIFE         DATE
-------------                          ------     ------      -------      ----     ------------
Bond Series                            (3.11)%      --         --         1.57%      May 5, 1998
Capital Appreciation Series            30.77%     26.21%     17.22%      17.09%    August 13, 1985
Capital Opportunities Series           45.55%       --         --        29.26%     June 3, 1996
Emerging Growth Series                 73.35%       --         --        34.54%      May 1, 1995
Emerging Markets Equity Series         50.35%       --         --         3.28%     June 5, 1996
Equity Income Series                    5.54%       --         --         5.73%      May 1, 1998
Global Asset Allocation Series         16.87%     13.00%       --        12.69%    November 7, 1994
Global Governments Series              (6.52)%     4.18%      5.44%       5.69%      May 16, 1988
Global Growth Series                   64.97%     22.01%       --        19.09%    November 16, 1993
Global Total Return Series              6.90%     12.88%       --        12.53%    November 7, 1994
Government Securities Series           (3.30)%     5.28%      5.61%       6.50%    August 12, 1985
High Yield Series                       5.34%      8.29%      8.81%       7.94%    August 13, 1985
International Growth Series            33.41%       --         --         6.87%     June 3, 1996
Intl. Growth & Income Series           15.63%       --         --        10.39%    October 2, 1995
Managed Sectors Series                 83.01%     30.60%     18.77%      20.04%     May 27, 1988
Mass Investors Growth Series           33.87%       --         --        32.60%      May 1, 1998
Mass Investors Trust Series             5.69%     23.01%     14.67%      13.76%    December 5, 1986
Money Market Series                     3.21%      3.58%      3.39%       4.00%     August 29, 1985
New Discovery Series                   57.94%       --         --        35.88%     May 5, 1998
Research Series                        22.41%     24.10%       --        23.00%    November 7, 1994
Research Growth & Income Series         6.64%       --         --        13.72%     May 12, 1997
Research International Series          52.78%       --         --        23.86%      May 5, 1998
Strategic Income Series                 3.06%       --         --         1.54%      May 5, 1998
Total Return Series                     1.38%     13.58%     10.22%      10.56%      May 16, 1988
Utilities Series                       29.42%     24.94%       --        18.68%    November 16, 1993

------------------------
 *From commencement of investment operations

NON-STANDARDIZED COMPOUND GROWTH RATE

    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment, calculated in accordance with the formula set out under "Standardized Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges or Account Fees were reflected, returns would be lower (see "Standardized Average Annual Total Return" and "Non Standardized Average Annual Return"). For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since May 1, 1999. No information is shown for the Series that have not commenced operations or that had been in operation for less than one year as of December 31, 1999.


                    NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 1999



This set uses the "standardized" method (all product fees & loads), but is non-standardized because the inception date is the fund start date.

                                       1 YEAR        5 YEAR        10 YEAR                  COMMENCEMENT
SUB-ACCOUNTS:                          PERIOD        PERIOD        PERIOD       LIFE            DATE
-------------                          ------        ------        -------      ----        ------------
Bond Series                            (8.37)%         --            --         (1.47)%      May 5, 1998
Capital Appreciation Series            24.53%        25.79%        17.11%       17.00%     August 13, 1985
Capital Opportunities Series           39.41%          --            --         28.43%      June 3, 1996
Emerging Growth Series                 67.08%          --            --         34.11%       May 1, 1995
Emerging Markets Equity Series         44.33%          --            --          2.29%      June 5, 1996
Equity Income Series                   (0.25)%         --            --          2.53%       May 1, 1998
Global Asset Allocation Series         10.86%        12.43%          --         12.13%     November 7, 1994
Global Governments Series             (11.55)%        3.60%         5.34%        5.59%       May 16, 1988
Global Growth Series                   58.93%        21.56%          --         18.80%     November 16, 1993
Global Total Return Series              1.07%        12.30%          --         11.97%     November 7, 1994
Government Securities Series           (8.60)%        4.65%         5.50%        6.39%     August 12, 1985
High Yield Series                      (0.50)%        7.60%         8.69%        7.83%     August 13, 1985
International Growth Series            27.34%          --            --          5.74%      June 3, 1996
Intl. Growth & Income Series            9.61%          --            --          9.61%     October 2, 1995
Managed Sectors Series                 76.96%        30.25%        18.68%       19.96%      May 27, 1988
Mass Investors Growth Series           27.50%          --            --         29.17%       May 1, 1998
Mass Investors Trust Series            (0.56)%       22.49%        14.53%       13.64%     December 5, 1986
Money Market Series                    (2.42)%        3.00%         3.27%        3.88%      August 29, 1985
New Discovery Series                   51.86%          --            --         32.79%      May 5, 1998
Research Series                        16.20%        23.65%          --         22.53%     November 7, 1994
Research Growth & Income Series         0.78%          --            --         12.10%      May 12, 1997
Research International Series          46.76%          --            --         20.66%       May 5, 1998
Strategic Income Series                (2.55)%         --            --         (1.48)%      May 5, 1998
Total Return Series                    (4.34)%       12.96%        10.09%       10.44%       May 16, 1988
Utilities Series                       23.25%        24.51%          --         18.34%     November 16, 1993

------------------------
 *From commencement of investment operations

ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998 the Company was the 36th largest U.S. life insurance company based upon overall assets.


          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE MFS REGATTA PLATINUM VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 X 1.00323648 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts. (The factor that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in other Contracts is 0.99991902).

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5845672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3846325).




                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."


                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999

Assets:
                                                                Shares           Cost             Value
Investment in MFS/Sun Life Series Trust:                      -----------   --------------   ---------------
    Bond Series ("BDS").....................................    5,032,859   $   52,850,279   $    52,118,351
    Capital Appreciation Series ("CAS").....................   33,928,098    1,362,292,998     1,836,044,559
    Capital Opportunities Series ("COS")....................   17,497,220      291,825,538       428,787,357
    Massachusetts Investors Trust Series ("MIT")............   55,246,647    1,765,382,623     2,096,532,982
    Emerging Growth Series ("EGS")..........................   33,617,464      657,067,915     1,354,009,677
    Equity Income Series ("EIS")............................    3,651,313       40,120,260        40,936,224
    Emerging Markets Equity
    Series ("FCE")..........................................    3,316,512       30,303,485        37,877,306
    International Growth Series ("FCI").....................    5,055,030       52,026,378        66,223,206
    International Growth and Income Series ("FCG")..........    5,403,493       69,153,828        80,909,710
    Government Securities Series ("GSS")....................   35,624,961      457,676,007       444,492,495
    High Yield Series ("HYS")...............................   34,025,742      315,462,174       306,781,605
    Managed Sectors Series ("MSS")..........................   12,025,505      345,925,544       630,396,157
    Massachusetts Investors Growth Stock Series ("MIS").....   32,967,162      416,945,277       531,800,703
    Money Market Series ("MMS").............................  454,908,455      454,908,455       454,908,455
    New Discovery Series ("NWD")............................    3,710,841       41,511,925        62,699,760
    Research Series ("RES").................................   43,297,368      826,432,303     1,195,623,218
    Research Growth and Income Series ("RGS")...............    5,206,053       69,608,597        75,161,248
    Research International Series ("RSS")...................    2,045,281       23,798,520        29,839,876
    Strategic Income Series ("SIS").........................    1,895,901       18,979,780        19,443,594
    Total Return Series ("TRS").............................   93,947,109    1,777,124,893     1,762,378,532
    Utilities Series ("UTS")................................   18,760,767      294,942,640       372,198,015
    Global Asset Allocation Series ("GAA")..................    7,496,242      107,654,207       121,373,291
    Global Governments Series ("GGS").......................    6,514,585       72,392,490        66,878,866
    Global Growth Series ("GGR")............................   16,712,838      242,007,044       420,505,813
    Global Total Return Series ("GTR")......................    6,153,538       90,512,865       102,431,102
    Strategic Growth Series ("SGS").........................      755,126        8,085,971         9,158,291
                                                                            --------------   ---------------
                                                                            $9,884,991,996   $12,599,510,393
                                                                            ==============
Liability:
  Payable to Sponsor......................................................................          (788,789)
                                                                                             ---------------
        Net Assets........................................................................   $12,598,721,604
                                                                                             ===============

                                                     Applicable to Owners of
                                               Deferred Variable Annuity Contracts   Reserve for
                                              -------------------------------------   Variable
                                                Units     Unit Value      Value       Annuities      Total
 NET ASSETS APPLICABLE TO CONTRACT OWNERS:    ----------  ----------  -------------  -----------  ------------
   MFS REGATTA CONTRACTS:
     CAS -- Level 1.........................     22,958    $49.8052   $  1,154,572   $   82,807   $  1,237,379
     CAS -- Level 2.........................  7,847,274     20.1338    157,816,394      969,593    158,785,987
     GSS -- Level 1.........................         --     17.3110         13,647       60,353         74,000
     GSS -- Level 2.........................  2,795,724     11.1316     31,105,411       89,576     31,194,987
     HYS -- Level 1.........................        165     23.0560         13,811        3,624         17,435
     HYS -- Level 2.........................  1,075,336     11.7136     12,598,381       70,200     12,668,581
     MSS -- Level 1.........................      5,113     55.3202        400,698       --            400,698
     MSS -- Level 2.........................  2,678,028     24.9629     66,652,102      199,948     66,852,050
     MMS -- Level 1.........................     16,140     14.0901        423,113       21,042        444,155
     MMS -- Level 2.........................  2,672,617     11.1554     29,564,107      218,878     29,782,985
     TRS -- Level 1.........................     31,742     26.9360        870,926       26,274        897,200
     TRS -- Level 2.........................  9,929,414     13.5253    134,236,171    1,163,409    135,399,580
     GGS -- Level 1.........................        495     17.4756         20,251           --         20,251
     GGS -- Level 2.........................    630,136     10.4903      6,597,561       77,362      6,674,923
                                                                      ------------   ----------   ------------
                                                                      $441,467,145   $2,983,066   $444,450,211
                                                                      ------------   ----------   ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts      Reserve for
                                                       ----------------------------------------    Variable
                                                         Units      Unit Value       Value         Annuities        Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):  ----------   ----------   --------------   -----------   --------------
  MFS REGATTA GOLD CONTRACTS:
    BDS.............................................    2,085,322    $10.2650    $   21,422,675   $   196,994   $   21,619,669
    CAS.............................................   32,846,090     45.4986     1,494,201,625     8,076,446    1,502,278,071
    COS.............................................   12,845,672     25.0521       321,822,832       370,891      322,193,723
    MIT.............................................   49,201,899     33.5203     1,649,205,165     5,518,991    1,654,724,156
    EGS.............................................   28,061,821     39.9489     1,121,085,030     2,395,699    1,123,480,729
    EIS.............................................    1,301,166     10.9848        14,292,791       --            14,292,791
    FCE.............................................    2,761,034     11.2207        30,978,033        86,552       31,064,585
    FCI.............................................    3,187,799     12.6829        40,432,352        49,086       40,481,438
    FCG.............................................    4,509,596     15.2129        68,611,598       107,072       68,718,670
    GSS.............................................   23,230,411     14.5981       339,182,656     1,242,278      340,424,934
    HYS.............................................   12,537,119     18.9861       238,076,354       754,623      238,830,977
    MSS.............................................   11,032,465     46.5671       513,184,584     1,768,278      514,952,862
    MIS.............................................   11,985,320     16.0186       191,981,488       406,236      192,387,724
    MMS.............................................   28,447,843     12.6229       359,153,095     1,693,460      360,846,555
    NWD.............................................    1,599,416     16.6274        26,593,488        92,786       26,686,274
    RES.............................................   35,935,779     29.0316     1,042,604,864     3,075,481    1,045,680,345
    RGS.............................................    3,153,242     14.0374        44,265,738       118,955       44,384,693
    RSS.............................................    1,114,581     14.2620        15,897,340       --            15,897,340
    SIS.............................................      892,490     12.1979         9,166,122       --             9,166,122
    TRS.............................................   62,923,966     22.4371     1,411,666,379     4,695,525    1,416,361,904
    UTS.............................................    9,588,408     28.5407       273,652,266     1,182,207      274,834,473
    GAA.............................................    6,188,330     18.4932       114,469,945       607,231      115,077,176
    GGS.............................................    3,941,088     14.2506        56,177,676       377,322       56,554,998
    GGR.............................................   13,513,835     29.1523       393,951,878     1,153,770      395,105,648
    GTR.............................................    4,907,545     18.3636        90,121,960       555,833       90,677,793
    SGS.............................................      558,856     12.1979         6,814,708       --             6,814,708
                                                                                 --------------   -----------   --------------
                                                                                 $9,889,012,642   $34,525,716   $9,923,538,358
                                                                                 --------------   -----------   --------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                 Applicable to Owners of
                                                           Deferred Variable Annuity Contracts    Reserve for
                                                          -------------------------------------    Variable
                                                            Units     Unit Value      Value        Annuities       Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):     ---------   ----------   ------------   -----------   ------------
  MFS REGATTA CLASSIC CONTRACTS:
    BDS.................................................     48,210    $10.1232    $    487,954      $--        $    487,954
    CAS.................................................    643,838     20.0351      12,896,639      --           12,896,639
    COS.................................................    450,750     23.3171      10,503,243      --           10,503,243
    MIT.................................................  1,467,541     16.6602      24,441,075         572       24,441,647
    EGS.................................................  1,130,669     26.4915      29,945,574      --           29,945,574
    EIS.................................................     74,460     11.2502         837,571      --              837,571
    FCE.................................................     72,781     11.8522         862,731      --              862,731
    FCI.................................................     98,698     13.1278       1,294,861      --            1,294,861
    FCG.................................................     89,652     14.7561       1,320,980      --            1,320,980
    GSS.................................................    282,054     11.1508       3,151,398      --            3,151,398
    HYS.................................................    312,392     11.8516       3,700,989      --            3,700,989
    MSS.................................................    305,995     24.2876       7,430,811      --            7,430,811
    MIS.................................................    501,609     16.0843       8,069,796      --            8,069,796
    MMS.................................................  1,078,121     11.1757      12,051,351      --           12,051,351
    NWD.................................................     99,057     16.6956       1,654,206      --            1,654,206
    RES.................................................    963,271     17.5948      16,945,380      --           16,945,380
    RGS.................................................     74,418     13.8731       1,032,103      --            1,032,103
    RSS.................................................     28,986     16.8662         488,903      --              488,903
    SIS.................................................     22,950     11.2108         234,390      --              234,390
    TRS.................................................  1,987,855     13.3948      26,626,717       1,085       26,627,802
    UTS.................................................    356,269     19.2810       6,862,785      --            6,862,785
    GAA.................................................     43,343     13.5725         588,958      --              588,958
    GGS.................................................     42,362     10.7398         454,905      --              454,905
    GGR.................................................    135,881     21.3313       2,897,127      --            2,897,127
    GTR.................................................    118,027     14.0077       1,652,891         597        1,653,488
    SGS.................................................      5,701     11.2108          63,889      --               63,889
                                                                                   ------------      ------     ------------
                                                                                   $176,497,227      $2,254     $176,499,481
                                                                                   ------------      ------     ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts      Reserve for
                                                       -----------------------------------------    Variable
                                                         Units      Unit Value        Value         Annuities         Total
NET ASSETS APPLICABLE TO CONTRACT OWNERS (CONTINUED):  ----------   ----------   ---------------   -----------   ---------------
  MFS REGATTA PLATINUM CONTRACTS:
    BDS............................................     2,970,448    $10.0963    $    29,994,338   $     6,370   $    30,000,708
    CAS............................................    10,770,738     14.8295        159,713,722       855,329       160,569,051
    COS............................................     6,088,167     15.7265         95,743,651       288,540        96,032,191
    MIT............................................    36,443,681     11.4075        415,739,367     1,814,868       417,554,235
    EGS............................................     9,952,208     20.0771        199,806,631       871,934       200,678,565
    EIS............................................     2,322,545     11.1059         25,793,127        12,558        25,805,685
    FCE............................................       471,834     12.2711          5,788,888       156,525         5,945,413
    FCI............................................     1,960,439     12.4412         24,389,553        44,137        24,433,690
    FCG............................................       904,331     11.9538         10,809,507        47,556        10,857,063
    GSS............................................     6,917,529     10.0675         69,644,205       151,558        69,795,763
    HYS............................................     5,126,512     10.0101         51,279,436       228,601        51,508,037
    MSS............................................     2,096,399     19.3732         40,613,386        30,902        40,644,288
    MIS............................................    20,741,206     15.9430        330,672,742       615,728       331,288,470
    MMS............................................     4,848,739     10.5145         50,985,070       534,768        51,519,838
    NWD............................................     2,064,540     16.4450         33,951,877       358,408        34,310,285
    RES............................................     9,822,632     13.4883        132,488,128       436,882       132,925,010
    RGS............................................     2,692,647     11.0284         29,696,208        46,181        29,742,389
    RSS............................................       914,188     14.4906         13,247,136       206,497        13,453,633
    SIS............................................       987,192     12.0212         10,043,082       --             10,043,082
    TRS............................................    17,437,345     10.4327        181,919,827       855,857       182,775,684
    UTS............................................     6,397,913     14.1367         90,458,930        61,616        90,520,546
    GAA............................................       502,791     11.3461          5,704,516       --              5,704,516
    GGS............................................       301,714     10.5290          3,174,978        20,740         3,195,718
    GGR............................................     1,328,571     16.9623         22,535,111       --             22,535,111
    GTR............................................       901,334     11.1787         10,076,998        37,891        10,114,889
    SGS............................................       189,701     12.0212          2,279,694       --              2,279,694
                                                                                 ---------------   -----------   ---------------
                                                                                 $ 2,046,550,108   $ 7,683,446   $ 2,054,233,554
                                                                                 ---------------   -----------   ---------------
    Net Assets................................................................   $12,553,527,122   $45,194,482   $12,598,721,604
                                                                                 ===============   ===========   ===============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999

                                          BDS            CAS           COS            MIT           EGS            EIS
                                      Sub-Account    Sub-Account   Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                      ------------  -------------  ------------  -------------  ------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $   456,185   $ 165,042,350  $  5,266,720  $ 142,902,581  $ 12,001,599   $    47,820
   Mortality and expense risk
    charges.........................     (464,791)    (18,362,496)   (3,268,957)   (23,586,223)  (10,306,327)     (282,553)
   Distribution expense charges.....      --               (5,941)      --            --             --            --
   Administrative expense charges...      (55,942)     (2,200,044)     (394,335)    (2,836,395)   (1,242,331)      (34,088)
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Net investment income
        (loss)......................  $   (64,548)  $ 144,473,869  $  1,603,428  $ 116,479,963  $    452,941   $  (268,821)
                                      -----------   -------------  ------------  -------------  ------------   -----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 9,550,320   $ 450,572,346  $ 29,745,130  $ 233,601,157  $137,754,613   $ 9,351,165
     Cost of investments sold.......   (9,570,915)   (344,857,604)  (19,530,316)  (117,395,546)  (77,682,913)   (8,400,487)
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Net realized gains
        (losses)....................  $   (20,595)  $ 105,714,742  $ 10,214,814  $ 116,205,611  $ 60,071,700   $   950,678
                                      -----------   -------------  ------------  -------------  ------------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (731,928)  $ 473,751,561  $136,961,819  $ 331,150,359  $696,941,762   $   815,964
     Beginning of year..............      286,002     287,338,195    32,482,750    452,834,707   194,893,156       595,356
                                      -----------   -------------  ------------  -------------  ------------   -----------
       Change in unrealized
        appreciation
        (depreciation)..............  $(1,017,930)  $ 186,413,366  $104,479,069  $(121,684,348) $502,048,606   $   220,608
                                      -----------   -------------  ------------  -------------  ------------   -----------
     Realized and unrealized gains
      (losses)......................  $(1,038,525)  $ 292,128,108  $114,693,883  $  (5,478,737) $562,120,306   $ 1,171,286
                                      -----------   -------------  ------------  -------------  ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $(1,103,073)  $ 436,601,977  $116,297,311  $ 111,001,226  $562,573,247   $   902,465
                                      ===========   =============  ============  =============  ============   ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                          FCE           FCI            FCG            GSS
                                      Sub-Account   Sub-Account    Sub-Account    Sub-Account
                                      ------------  ------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $    --       $    216,260  $   2,184,611  $  21,618,169
   Mortality and expense risk
    charges.........................      (298,005)     (549,216)      (885,975)    (5,311,042)
   Distribution expense charges.....       --            --            --               (1,545)
   Administrative expense charges...       (35,925)      (66,290)      (106,818)      (636,791)
                                      ------------  ------------  -------------  -------------
       Net investment income
        (loss)......................  $   (333,930) $   (399,246) $   1,191,818  $  15,668,791
                                      ------------  ------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains(losses) on
    investment transactions:
     Proceeds from sales............  $ 13,945,514  $ 30,960,149  $ 106,011,361  $ 115,563,467
     Cost of investments sold.......   (15,674,700)  (29,356,563)  (100,713,204)  (118,246,571)
                                      ------------  ------------  -------------  -------------
       Net realized gains
        (losses)....................  $ (1,729,186) $  1,603,586  $   5,298,157  $  (2,683,104)
                                      ------------  ------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  7,573,821  $ 14,196,828  $  11,755,882  $ (13,183,512)
     Beginning of year..............    (5,357,496)     (519,445)     6,495,614     14,106,863
                                      ------------  ------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $ 12,931,317  $ 14,716,273  $   5,260,268  $ (27,290,375)
                                      ------------  ------------  -------------  -------------
     Realized and unrealized gains
      (losses)......................  $ 11,202,131  $ 16,319,859  $  10,558,425  $ (29,973,479)
                                      ------------  ------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $ 10,868,201  $ 15,920,613  $  11,750,243  $ (14,304,688)
                                      ============  ============  =============  =============

                                           HYS            MSS
                                       Sub-Account    Sub-Account
                                      -------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  24,714,357   $   --
   Mortality and expense risk
    charges.........................     (3,694,316)    (4,726,197)
   Distribution expense charges.....           (565)        (1,871)
   Administrative expense charges...       (443,843)      (566,272)
                                      -------------   ------------
       Net investment income
        (loss)......................  $  20,575,633   $ (5,294,340)
                                      -------------   ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains(losses) on
    investment transactions:
     Proceeds from sales............  $ 131,860,091   $ 88,894,001
     Cost of investments sold.......   (135,709,620)   (72,940,290)
                                      -------------   ------------
       Net realized gains
        (losses)....................  $  (3,849,529)  $ 15,953,711
                                      -------------   ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (8,680,569)  $284,470,613
     Beginning of year..............     (7,980,287)    16,729,347
                                      -------------   ------------
       Change in unrealized
        appreciation
        (depreciation)..............  $    (700,282)  $267,741,266
                                      -------------   ------------
     Realized and unrealized gains
      (losses)......................  $  (4,549,811)  $283,694,977
                                      -------------   ------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  16,025,822   $278,400,637
                                      =============   ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                      MIS            MMS           NWD          RES
                                  Sub-Account    Sub-Account   Sub-Account  Sub-Account
                                  ------------  -------------  -----------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital
    gain distributions
    received....................  $  3,086,853  $  20,077,131  $   133,721  $ 33,877,219
   Mortality and expense risk
    charges.....................    (3,219,139)    (5,364,185)    (334,655)  (12,526,374)
   Distribution expense
    charges.....................       --              (1,353)     --            --
   Administrative expense
    charges.....................      (387,637)      (644,685)     (40,408)   (1,507,388)
                                  ------------  -------------  -----------  ------------
       Net investment income
        (loss)..................  $   (519,923) $  14,066,908  $  (241,342) $ 19,843,457
                                  ------------  -------------  -----------  ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales........  $ 28,678,591  $ 681,042,524  $ 7,761,195  $126,485,068
     Cost of investments sold...   (22,458,189)  (681,042,524)  (6,405,814)  (74,939,328)
                                  ------------  -------------  -----------  ------------
       Net realized gains
        (losses)................  $  6,220,402  $    --        $ 1,355,381  $ 51,545,740
                                  ------------  -------------  -----------  ------------
   Net unrealized appreciation
    (depreciation) on
    investments:
     End of year................  $114,855,426  $    --        $21,187,835  $369,190,915
     Beginning of year..........    11,412,175       --          1,504,013   222,195,462
                                  ------------  -------------  -----------  ------------
       Change in unrealized
        appreciation
        (depreciation)..........  $103,443,251  $    --        $19,683,822  $146,995,453
                                  ------------  -------------  -----------  ------------
     Realized and unrealized
      gains (losses)............  $109,663,653  $    --        $21,039,203  $198,541,193
                                  ------------  -------------  -----------  ------------
 INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS........  $109,143,730  $  14,066,908  $20,797,861  $218,384,650
                                  ============  =============  ===========  ============

                                     RGS           RSS           SIS
                                 Sub-Account   Sub-Account   Sub-Account
                                 ------------  ------------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital
    gain distributions
    received...................  $    184,713  $      1,911  $   271,924
   Mortality and expense risk
    charges....................      (718,747)     (128,399)    (168,321)
   Distribution expense
    charges....................       --            --           --
   Administrative expense
    charges....................       (86,537)      (15,455)     (20,234)
                                 ------------  ------------  -----------
       Net investment income
        (loss).................  $   (620,571) $   (141,943) $    83,369
                                 ------------  ------------  -----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.......  $ 13,728,018  $ 13,408,569  $ 2,528,947
     Cost of investments sold..   (11,746,493)  (11,896,704)  (2,439,032)
                                 ------------  ------------  -----------
       Net realized gains
        (losses)...............  $  1,981,525  $  1,511,865  $    89,915
                                 ------------  ------------  -----------
   Net unrealized appreciation
    (depreciation) on
    investments:
     End of year...............  $  5,552,651  $  6,041,356  $   463,814
     Beginning of year.........     3,487,391       126,682      217,175
                                 ------------  ------------  -----------
       Change in unrealized
        appreciation
        (depreciation).........  $  2,065,260  $  5,914,674  $   246,639
                                 ------------  ------------  -----------
     Realized and unrealized
      gains (losses)...........  $  4,046,785  $  7,426,539  $   336,554
                                 ------------  ------------  -----------
 INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS.......  $  3,426,214  $  7,284,596  $   419,923
                                 ============  ============  ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                           TRS            UTS           GAA           GGS
                                       Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                      -------------  -------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 269,625,863  $ 28,611,367   $  6,409,041  $  9,343,075
   Mortality and expense risk
    charges.........................    (22,286,255)   (3,306,043)    (1,427,773)     (953,326)
   Distribution expense charges.....        (10,220)      --             --               (422)
   Administrative expense charges...     (2,671,814)     (397,938)      (171,521)     (114,118)
                                      -------------  ------------   ------------  ------------
       Net investment income
        (loss)......................  $ 244,657,574  $ 24,907,386   $  4,809,747  $  8,275,209
                                      -------------  ------------   ------------  ------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 357,231,982  $ 34,366,900   $ 29,474,177  $ 26,696,851
     Cost of investments sold.......   (313,675,798)  (23,665,238)   (26,588,874)  (28,476,289)
                                      -------------  ------------   ------------  ------------
       Net realized gains
        (losses)....................  $  43,556,184  $ 10,701,662   $  2,885,303  $ (1,779,438)
                                      -------------  ------------   ------------  ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ (14,746,361) $ 77,255,375   $ 13,719,084  $ (5,513,624)
     Beginning of year..............    247,870,707    34,293,510      3,446,679     6,569,807
                                      -------------  ------------   ------------  ------------
       Change in unrealized
        appreciation
        (depreciation)..............  $(262,617,068) $ 42,961,865   $ 10,272,405  $(12,083,431)
                                      -------------  ------------   ------------  ------------
     Realized and unrealized gains
      (losses)......................  $(219,060,884) $ 53,663,527   $ 13,157,708  $(13,862,869)
                                      -------------  ------------   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  25,596,690  $ 78,570,913   $ 17,967,455  $ (5,587,660)
                                      =============  ============   ============  ============

                                          GGR            GTR             SGS
                                      Sub-Account    Sub-Account    Sub-Account(b)
                                      ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 10,725,752   $  7,230,240     $  --
   Mortality and expense risk
    charges.........................    (3,549,051)    (1,188,320)        (7,136)
   Distribution expense charges.....       --            --              --
   Administrative expense charges...      (426,441)      (143,007)          (858)
                                      ------------   ------------     ----------
       Net investment income
        (loss)......................  $  6,750,260   $  5,898,913     $   (7,994)
                                      ------------   ------------     ----------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 44,112,521   $ 16,770,599     $  151,707
     Cost of investments sold.......   (31,638,209)   (13,273,072)      (493,571)
                                      ------------   ------------     ----------
       Net realized gains
        (losses)....................  $ 12,474,312   $  3,497,527     $ (341,864)
                                      ------------   ------------     ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $178,498,769   $ 11,918,237     $1,072,320
     Beginning of year..............    33,369,072     14,614,468        --
                                      ------------   ------------     ----------
       Change in unrealized
        appreciation
        (depreciation)..............  $145,129,697   $ (2,696,231)    $1,072,320
                                      ------------   ------------     ----------
     Realized and unrealized gains
      (losses)......................  $157,604,009   $    801,296     $  730,456
                                      ------------   ------------     ----------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $164,354,269   $  6,700,209     $  722,462
                                      ============   ============     ==========

(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                               BDS                              CAS                              COS
                                           Sub-Account                      Sub-Account                      Sub-Account
                                  -----------------------------   -------------------------------   -----------------------------
                                   Year Ended      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                  December 31,    December 31,     December 31,     December 31,    December 31,    December 31,
                                      1999           1998(a)           1999             1998            1999            1998
                                  -------------   -------------   --------------   --------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss).......................   $   (64,548)    $   (82,271)   $  144,473,869   $  128,215,244   $  1,603,428    $  3,637,491
  Net realized gains (losses)...       (20,595)        216,410       105,714,742       66,702,495     10,214,814       5,170,487
  Net unrealized gains
   (losses).....................    (1,017,930)        286,002       186,413,366      121,369,200    104,479,069      20,631,668
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Increase (Decrease) in net
       assets from operations...   $(1,103,073)    $   420,141    $  436,601,977   $  316,286,939   $116,297,311    $ 29,439,646
                                   -----------     -----------    --------------   --------------   ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...................   $11,283,792     $ 9,875,456    $   76,869,793   $  107,933,141   $ 42,581,763    $ 38,230,487
    Net transfers between
     Sub-Accounts and Fixed
     Account....................    26,002,672       9,534,568         2,132,992       47,848,492    100,363,903      40,051,430
    Withdrawals, surrenders,
     annuitizations and contract
     charges....................    (3,714,192)       (395,676)     (174,746,999)    (114,794,853)   (18,079,962)     (7,541,790)
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Net accumulation
       activity.................   $33,572,272     $19,014,348    $  (95,744,214)  $   40,986,780   $124,865,704    $ 70,740,127
                                   -----------     -----------    --------------   --------------   ------------    ------------
  Annuitization Activity:
    Annuitizations..............   $    79,698     $   164,170    $    1,893,718   $    1,220,067   $    359,014    $    142,386
    Annuity payments and
     contract charges...........       (25,302)         (3,903)       (1,271,221)      (1,025,009)      (143,073)        (46,545)
    Net Transfers between
     Sub-Accounts...............       --              --                109,831          (41,318)        33,759          25,440
    Adjustments to annuity
     reserves...................         2,648         (12,668)         (272,714)         (88,123)       (43,544)        (10,400)
                                   -----------     -----------    --------------   --------------   ------------    ------------
      Net annuitization
       activity.................   $    57,044     $   147,599    $      459,614   $       65,617   $    206,156    $    110,881
                                   -----------     -----------    --------------   --------------   ------------    ------------
  Increase (Decrease) in net
   assets from contract owner
   transactions.................   $33,629,316     $19,161,947    $  (95,284,600)  $   41,052,397   $125,071,860    $ 70,851,008
                                   -----------     -----------    --------------   --------------   ------------    ------------
    Increase (Decrease) in net
     assets.....................   $32,526,243     $19,582,088    $  341,317,377   $  357,339,336   $241,369,171    $100,290,654
NET ASSETS:
  Beginning of year.............    19,582,088         --          1,494,449,750    1,137,110,414    187,359,986      87,069,332
                                   -----------     -----------    --------------   --------------   ------------    ------------
  End of year...................   $52,108,331     $19,582,088    $1,835,767,127   $1,494,449,750   $428,729,157    $187,359,986
                                   ===========     ===========    ==============   ==============   ============    ============

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                  MIT                              EGS                            EIS
                                              Sub-Account                      Sub-Account                    Sub-Account
                                    -------------------------------   -----------------------------   ---------------------------
                                      Year Ended       Year Ended       Year Ended      Year Ended     Year Ended     Year Ended
                                     December 31,     December 31,     December 31,    December 31,   December 31,   December 31,
                                         1999             1998             1999            1998           1999         1998(a)
                                    --------------   --------------   --------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)....  $  116,479,963   $   74,447,584   $      452,941   $ 11,234,121   $  (268,821)    $  (31,884)
  Net realized gains (losses).....     116,205,611       33,652,751       60,071,700     22,519,902       950,678       (117,486)
  Net unrealized gains (losses)...    (121,684,348)     167,450,974      502,048,606    124,900,453       220,608        595,356
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Increase (Decrease) in net
       assets from operations.....  $  111,001,226   $  275,551,309   $  562,573,247   $158,654,476   $   902,465     $  445,986
                                    --------------   --------------   --------------   ------------   -----------     ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $  200,798,865   $  265,107,890   $   72,378,390   $ 90,838,283   $11,769,375     $4,758,335
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     215,949,849      206,082,223       80,609,004     40,488,353    22,083,804      3,493,264
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................    (159,633,917)     (88,307,981)     (63,348,442)   (30,769,813)   (2,323,339)      (205,828)
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Net accumulation activity...  $  257,114,797   $  382,882,132   $   89,638,952   $100,556,823   $31,529,840     $8,045,771
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Annuitization Activity:
    Annuitizations................  $    2,805,581   $    2,012,633   $    1,166,495   $    453,478   $    12,343     $  --
    Annuity payments and contract
     charges......................        (993,419)        (713,563)        (240,170)      (113,219)         (181)       --
    Net Transfers between
     Sub-Accounts.................         (31,426)        (116,539)          24,221         (5,495)      --             --
    Adjustments to annuity
     reserves.....................         (68,461)         265,082           (5,370)       128,245          (177)       --
                                    --------------   --------------   --------------   ------------   -----------     ----------
      Net annuitization
       activity...................  $    1,712,275   $    1,447,613   $      945,176   $    463,009   $    11,985     $  --
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Increase (Decrease) in net
   assets from contract owner
   transactions...................  $  258,827,072   $  384,329,745   $   90,584,128   $101,019,832   $31,541,825     $8,045,771
                                    --------------   --------------   --------------   ------------   -----------     ----------
  Increase (Decrease) in net
   assets.........................  $  369,828,298   $  659,881,054   $  653,157,375   $259,674,308   $32,444,290     $8,491,757
NET ASSETS:
  Beginning of year...............   1,726,891,740    1,067,010,686      700,947,493    441,273,185     8,491,757        --
                                    --------------   --------------   --------------   ------------   -----------     ----------
  End of year.....................  $2,096,720,038   $1,726,891,740   $1,354,104,868   $700,947,493   $40,936,047     $8,491,757
                                    ==============   ==============   ==============   ============   ===========     ==========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                      FCE                           FCI                           FCG
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                          ---------------------------   ---------------------------   ---------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                          December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                              1999           1998           1999           1998           1999           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..........  $  (333,930)   $   467,717    $  (399,246)   $  (101,894)   $ 1,191,818    $ 1,045,909
  Net realized gains (losses)...........   (1,729,186)    (4,423,657)     1,603,586       (134,106)     5,298,157      5,611,522
  Net unrealized gains (losses).........   12,931,317     (3,684,076)    14,716,273       (101,433)     5,260,268      4,069,821
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Increase (Decrease) in net assets
       from operations..................  $10,868,201    $(7,640,016)   $15,920,613    $  (337,433)   $11,750,243    $10,727,252
                                          -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..........  $ 2,257,666    $ 2,734,886    $ 7,721,195    $ 8,231,578    $ 4,415,080    $ 7,721,923
    Net transfers between Sub-Accounts
     and Fixed Account..................   10,148,747     (1,032,098)    10,540,394      5,579,377     (1,761,772)     8,246,837
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (2,575,449)      (897,534)    (3,292,901)    (1,479,723)    (5,447,333)    (4,121,150)
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Net accumulation activity.........  $ 9,830,964    $   805,254    $14,968,688    $12,331,232    $(2,794,025)   $11,847,610
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Annuitization Activity:
    Annuitizations......................  $   154,638    $     3,586    $    39,173    $     1,716    $    59,613    $    34,551
    Annuity payments and contract
     charges............................       (8,635)        (7,084)        (9,967)        (5,621)       (14,579)       (28,601)
    Net transfers between
     Sub-Accounts.......................       54,153        --             --             --             --             (17,030)
    Adjustments to annuity reserves.....       (3,330)           218        (15,216)         2,415         (4,391)       (10,148)
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Net annuitization activity........  $   196,826    $    (3,280)   $    13,990    $    (1,490)   $    40,643    $   (21,228)
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Increase (Decrease) in net assets from
   contract owner transactions..........  $10,027,790    $   801,974    $14,982,678    $12,329,742    $(2,753,382)   $11,826,382
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Increase (Decrease) in net assets.....  $20,895,991    $(6,838,042)   $30,903,291    $11,992,309    $ 8,996,861    $22,553,634
NET ASSETS:
  Beginning of year.....................   16,976,738     23,814,780     35,306,698     23,314,389     71,899,852     49,346,218
                                          -----------    -----------    -----------    -----------    -----------    -----------
  End of year...........................  $37,872,729    $16,976,738    $66,209,989    $35,306,698    $80,896,713    $71,899,852
                                          ===========    ===========    ===========    ===========    ===========    ===========


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                            GSS                               HYS                               MSS
                                        Sub-Account                       Sub-Account                       Sub-Account
                              -------------------------------   -------------------------------   -------------------------------
                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                    1999             1998             1999             1998             1999             1998
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income
   (loss)...................    $ 15,668,791     $ 15,055,335     $ 20,575,633     $ 13,760,883     $ (5,294,340)    $ 45,005,946
  Net realized gains
   (losses).................      (2,683,104)       7,944,827       (3,849,529)       4,744,016       15,953,711       11,481,102
  Net unrealized gains
   (losses).................     (27,290,375)       2,813,782         (700,282)     (20,640,207)     267,741,266      (23,796,460)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Increase (Decrease) in
       net assets from
       operations...........    $(14,304,688)    $ 25,813,944     $ 16,025,822     $ (2,135,308)    $278,400,637     $ 32,690,588
                                ------------     ------------     ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...............    $ 26,767,871     $ 33,941,912     $ 20,195,648     $ 54,795,963     $ 16,920,035     $ 22,720,393
    Net transfers between
     Sub-Accounts and Fixed
     Account................      91,170,433       49,410,266       20,734,522       20,587,340       52,096,752       (5,210,223)
    Withdrawals, surrenders,
     annuitizations and
     contract charges.......     (59,337,154)     (40,854,521)     (36,583,190)     (24,841,987)     (51,120,379)     (28,997,564)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Net accumulation
       activity.............    $ 58,601,150     $ 42,497,657     $  4,346,980     $ 50,541,316     $ 17,896,408     $(11,487,394)
                                ------------     ------------     ------------     ------------     ------------     ------------
  Annuitization Activity:
    Annuitizations..........    $    665,654     $  1,080,791     $    333,040     $    514,021     $    135,661     $    360,666
    Annuity payments and
     contract charges.......        (452,725)        (563,274)        (295,312)        (301,855)        (320,573)        (278,169)
    Net transfers between
     Sub-Accounts...........          (3,904)         (10,317)        --                --               118,980           (6,870)
    Adjustments to annuity
     reserves...............          (4,610)          17,162          (22,546)          44,449          (51,415)          (3,336)
                                ------------     ------------     ------------     ------------     ------------     ------------
      Net annuitization
       activity.............    $    204,415     $    524,362     $     15,182     $    256,615     $   (117,347)    $     72,291
                                ------------     ------------     ------------     ------------     ------------     ------------
  Increase (Decrease) in net
   assets from contract
   owner transactions.......    $ 58,805,565     $ 43,022,019     $  4,362,162     $ 50,797,931     $ 17,779,061     $(11,415,103)
                                ------------     ------------     ------------     ------------     ------------     ------------
    Increase (Decrease) in
     net assets.............    $ 44,500,877     $ 68,835,963     $ 20,387,984     $ 48,662,623     $296,179,698     $ 21,275,485
NET ASSETS:
  Beginning of year.........     400,140,205      331,304,242      286,338,035      237,675,412      334,101,011      312,825,526
                                ------------     ------------     ------------     ------------     ------------     ------------
  End of year...............    $444,641,082     $400,140,205     $306,726,019     $286,338,035     $630,280,709     $334,101,011
                                ============     ============     ============     ============     ============     ============


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 MIS                             MMS                             NWD
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999           1998(a)          1999            1998            1999           1998(a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....  $   (519,923)    $  (277,915)   $  14,066,908   $  12,464,454    $  (241,342)    $   (55,628)
  Net realized gains (losses).....     6,220,402         290,620         --              --            1,355,381         (77,926)
  Net unrealized gains (losses)...   103,443,251      11,412,175         --              --           19,683,822       1,504,013
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Increase (Decrease) in net
       assets from operations.....  $109,143,730     $11,424,880    $  14,066,908   $  12,464,454    $20,797,861     $ 1,370,459
                                    ------------     -----------    -------------   -------------    -----------     -----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $137,436,213     $42,898,409    $  77,465,420   $  84,539,955    $10,051,271     $ 5,928,260
    Net transfers between
     Sub-Accounts and Fixed
     Account......................   223,731,514      27,944,745      176,379,832     205,348,459     20,319,479       6,269,724
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................   (20,457,443)     (1,223,987)    (230,737,769)   (180,586,976)    (2,113,261)       (345,722)
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Net accumulation activity...  $340,710,284     $69,619,167    $  23,107,483   $ 109,301,438    $28,257,489     $11,852,262
                                    ------------     -----------    -------------   -------------    -----------     -----------
  Annuitization Activity:
    Annuitizations................  $    755,518     $   158,201    $   1,593,879   $   1,223,366    $   339,593     $    59,889
    Annuity payments and contract
     charges......................       (48,148)        (10,253)        (347,973)       (267,886)       (15,934)         (3,118)
    Net transfers between
     Sub-Accounts.................        47,324         --              (646,987)         (4,847)        41,259         --
    Adjustments to annuity
     reserves.....................       (53,623)         (1,090)         (33,773)        (38,667)       (46,627)         (2,368)
                                    ------------     -----------    -------------   -------------    -----------     -----------
      Net annuitization
       activity...................  $    701,071     $   146,858    $     565,146   $     911,966    $   318,291     $    54,403
                                    ------------     -----------    -------------   -------------    -----------     -----------
  Increase (Decrease) in net
   assets from contract owner
   transactions...................  $341,411,355     $69,766,025    $  23,672,629   $ 110,213,404    $28,575,780     $11,906,665
                                    ------------     -----------    -------------   -------------    -----------     -----------
    Increase (Decrease) in net
     assets.......................  $450,555,085     $81,190,905    $  37,739,537   $ 122,677,858    $49,373,641     $13,277,124
NET ASSETS:
  Beginning of year...............    81,190,905         --           416,905,347     294,227,489     13,277,124         --
                                    ------------     -----------    -------------   -------------    -----------     -----------
  End of year.....................  $531,745,990     $81,190,905    $ 454,644,884   $ 416,905,347    $62,650,765     $13,277,124
                                    ============     ===========    =============   =============    ===========     ===========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     RES                            RGS                           RSS
                                                 Sub-Account                    Sub-Account                   Sub-Account
                                        -----------------------------   ---------------------------   ---------------------------
                                          Year Ended      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,    December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999            1998           1999           1998           1999         1998(a)
                                        --------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)........  $   19,843,457   $ 22,892,997   $  (620,571)   $  (196,955)   $  (141,943)    $  (15,398)
  Net realized gains (losses).........      51,545,740     21,973,914     1,981,525        513,010      1,511,865        (94,970)
  Net unrealized gains (losses).......     146,995,453    110,904,687     2,065,260      3,223,975      5,914,674        126,682
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Increase (Decrease) in net
       assets from operations.........  $  218,384,650   $155,771,598   $ 3,426,214    $ 3,540,030    $ 7,284,596     $   16,314
                                        --------------   ------------   -----------    -----------    -----------     ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received........  $   60,172,716   $103,921,694   $12,282,216    $13,378,132    $ 4,475,044     $2,275,775
    Net transfers between Sub-Accounts
     and Fixed Account................      46,692,915     82,986,033    27,754,724     14,755,314     15,355,290      1,268,571
    Withdrawals, surrenders,
     annuitizations and contract
     charges..........................     (78,027,604)   (44,188,615)   (4,602,039)    (1,413,449)    (1,000,866)       (41,350)
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Net accumulation activity.......  $   28,838,027   $142,719,112   $35,434,901    $26,719,997    $18,829,468     $3,502,996
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Annuitization Activity:
    Annuitizations....................  $      727,314   $    452,588   $    45,656    $    73,112    $   206,502     $  --
    Annuity payments and contract
     charges..........................        (340,066)      (211,454)      (22,411)       (12,398)       --             --
    Net transfers between
     Sub-Accounts.....................          45,500         34,374       --              58,620        --             --
    Adjustments to annuity reserves...        (116,242)       (35,852)          646         (2,709)       --             --
                                        --------------   ------------   -----------    -----------    -----------     ----------
      Net annuitization activity......  $      316,506   $    239,656   $    23,891    $   116,625    $   206,502     $  --
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Increase (Decrease) in net assets
   from contract owner transactions...  $   29,154,533   $142,958,768   $35,458,792    $26,836,622    $19,035,970     $3,502,996
                                        --------------   ------------   -----------    -----------    -----------     ----------
  Increase (Decrease) in net assets...  $  247,539,183   $298,730,366   $38,885,006    $30,376,652    $26,320,566     $3,519,310
NET ASSETS:
  Beginning of year...................     948,011,552    649,281,186    36,274,179      5,897,527      3,519,310        --
                                        --------------   ------------   -----------    -----------    -----------     ----------
  End of year.........................  $1,195,550,735   $948,011,552   $75,159,185    $36,274,179    $29,839,876     $3,519,310
                                        ==============   ============   ===========    ===========    ===========     ==========

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                               SIS                              TRS                              UTS
                                           Sub-Account                      Sub-Account                      Sub-Account
                                  -----------------------------   -------------------------------   -----------------------------
                                   Year Ended      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                  December 31,    December 31,     December 31,     December 31,    December 31,    December 31,
                                      1999           1998(a)           1999             1998            1999            1998
                                  -------------   -------------   --------------   --------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss).......................   $    83,369      $  (37,067)   $  244,657,574   $  163,419,988   $ 24,907,386    $ 15,309,048
  Net realized gains (losses)...        89,915         (88,826)       43,556,184       51,696,637     10,701,662       3,138,939
  Net unrealized gains
   (losses).....................       246,639         217,175      (262,617,068)     (49,976,046)    42,961,865       5,912,858
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Increase (Decrease) in net
       assets from operations...   $   419,923      $   91,282    $   25,596,690   $  165,140,579   $ 78,570,913    $ 24,360,845
                                   -----------      ----------    --------------   --------------   ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments
     received...................   $ 3,507,488      $3,255,808    $   88,544,205   $  144,694,740   $ 34,302,650    $ 39,799,198
    Net transfers between
     Sub-Accounts and Fixed
     Account....................     8,565,548       4,501,699        81,610,921       99,107,901     67,737,731      40,165,423
    Withdrawals, surrenders,
     annuitizations and contract
     charges....................      (830,463)        (67,691)     (250,384,445)    (174,048,588)   (19,915,248)    (10,679,491)
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Net accumulation
       activity.................   $11,242,573      $7,689,816    $  (80,229,319)  $   69,754,053   $ 82,125,133    $ 69,285,130
                                   -----------      ----------    --------------   --------------   ------------    ------------
  Annuitization Activity:
    Annuitizations..............   $   --           $  --         $    2,259,139   $    2,556,048   $    111,619    $    357,771
    Annuity payments and
     contract charges...........       --              --             (1,437,038)      (1,415,164)      (154,181)       (266,331)
    Net transfers between
     Sub-Accounts...............       --              --                (39,113)         104,077        324,919          93,575
    Adjustments to annuity
     reserves...................       --              --               (169,445)         157,679        (15,579)        117,915
                                   -----------      ----------    --------------   --------------   ------------    ------------
      Net annuitization
       activity.................   $   --           $  --         $      613,543   $    1,402,640   $    266,778    $    302,930
                                   -----------      ----------    --------------   --------------   ------------    ------------
  Increase (Decrease) in net
   assets from contract owner
   transactions.................   $11,242,573      $7,689,816    $  (79,615,776)  $   71,156,693   $ 82,391,911    $ 69,588,060
                                   -----------      ----------    --------------   --------------   ------------    ------------
    Increase (Decrease) in net
     assets.....................   $11,662,496      $7,781,098    $  (54,019,086)  $  236,297,272   $160,962,824    $ 93,948,905
NET ASSETS:
  Beginning of year.............     7,781,098         --          1,816,081,256    1,579,783,984    211,254,980     117,306,075
                                   -----------      ----------    --------------   --------------   ------------    ------------
  End of year...................   $19,443,594      $7,781,098    $1,762,062,170   $1,816,081,256   $372,217,804    $211,254,980
                                   ===========      ==========    ==============   ==============   ============    ============

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 GAA                             GGS                             GGR
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999            1998            1999            1998            1999            1998
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....  $  4,809,747    $  7,482,682    $  8,275,209    $    (87,913)   $  6,750,260    $ 15,489,141
  Net realized gains (losses).....     2,885,303       3,692,859      (1,779,438)       (498,522)     12,474,312      11,591,824
  Net unrealized gains (losses)...    10,272,405      (6,039,574)    (12,083,431)     12,271,071     145,129,697       1,458,038
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Increase (Decrease) in net
       assets from operations.....  $ 17,967,455    $  5,135,967    $ (5,587,660)   $ 11,684,636    $164,354,269    $ 28,539,003
                                    ------------    ------------    ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received....  $  2,661,148    $  8,860,816    $  1,751,874    $  3,786,224    $ 10,448,847    $ 15,688,080
    Net transfers between
     Sub-Accounts and Fixed
     Account......................   (14,351,525)     (4,974,353)     (4,727,708)    (12,675,687)     11,508,041      (6,628,067)
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................    (8,142,859)     (6,184,345)    (14,312,841)    (11,908,423)    (26,312,080)    (14,148,887)
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Net accumulation activity...  $(19,833,236)   $ (2,297,882)   $(17,288,675)   $(20,797,886)   $ (4,355,192)   $ (5,088,874)
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Annuitization Activity:
    Annuitizations................  $     12,744    $    196,381    $    100,118    $    158,700    $    166,248    $    107,920
    Annuity payments and contract
     charges......................      (102,934)        (88,583)       (114,238)       (130,085)       (116,958)       (104,706)
    Net transfers between
     Sub-Accounts.................       (33,199)          1,087         --              --              (12,182)       (114,522)
    Adjustments to annuity
     reserves.....................        14,208         (39,140)        (22,713)          3,766          22,465          (5,286)
                                    ------------    ------------    ------------    ------------    ------------    ------------
      Net annuitization
       activity...................  $   (109,181)   $     69,745    $    (36,833)   $     32,381    $     59,573    $   (116,594)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Increase (Decrease) in net
     assets from contract owner
     transactions.................  $(19,942,417)   $ (2,228,137)   $(17,325,508)   $(20,765,505)   $ (4,295,619)   $ (5,205,468)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Increase (Decrease) in net
     assets.......................  $ (1,974,962)   $  2,907,830    $(22,913,168)   $ (9,080,869)   $160,058,650    $ 23,333,535
NET ASSETS:
  Beginning of year...............   123,345,612     120,437,782      89,813,963      98,894,832     260,479,236     237,145,701
                                    ------------    ------------    ------------    ------------    ------------    ------------
  End of year.....................  $121,370,650    $123,345,612    $ 66,900,795    $ 89,813,963    $420,537,886    $260,479,236
                                    ============    ============    ============    ============    ============    ============


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                                              GTR                         SGS
                                                                          Sub-Account                 Sub-Account
                                                              -----------------------------------   ----------------
                                                                 Year Ended         Year Ended         Year Ended
                                                                December 31,       December 31,       December 31,
                                                                    1999               1998             1999(b)
                                                              ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................    $  5,898,913       $ 2,635,441         $   (7,994)
  Net realized gains (losses)...............................       3,497,527         3,803,017           (341,864)
  Net unrealized gains (losses).............................      (2,696,231)        6,391,001          1,072,320
                                                                ------------       -----------         ----------
      Increase (Decrease) in net assets from operations.....    $  6,700,209       $12,829,459         $  722,462
                                                                ------------       -----------         ----------

CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................    $  5,485,526       $ 8,845,349         $  421,107
    Net transfers between Sub-Accounts and Fixed Account....       1,803,965         8,428,546          8,018,971
    Withdrawals, surrenders, annuitizations and contract
     charges................................................      (6,850,689)       (4,603,063)            (4,249)
                                                                ------------       -----------         ----------
      Net accumulation activity.............................    $    438,802       $12,670,832         $8,435,829
                                                                ------------       -----------         ----------
  Annuitization Activity:
    Annuitizations..........................................    $    114,644       $   134,223         $ --
    Annuity payments and contract charges...................         (78,129)          (61,120)          --
    Net transfers between Sub-Accounts......................        --                --                 --
    Adjustments to annuity reserves.........................          (3,828)           16,790           --
                                                                ------------       -----------         ----------
      Net annuitization activity............................    $     32,687       $    89,893         $ --
                                                                ------------       -----------         ----------
    Increase (Decrease) in net assets from contract owner
     transactions...........................................    $    471,489       $12,760,725         $8,435,829
                                                                ------------       -----------         ----------
    Increase (Decrease) in net assets.......................    $  7,171,698       $25,590,184         $9,158,291
NET ASSETS:
  Beginning of year.........................................      95,274,472        69,684,288           --
                                                                ------------       -----------         ----------
  End of year...............................................    $102,446,170       $95,274,472         $9,158,291
                                                                ============       ===========         ==========

(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account attributable to the Contracts is invested in shares of a specific corresponding series of MFS/Sun Life Series Trust (the "Series Trust"), an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor, is the investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25% for Regatta, Regatta Gold and Regatta Platinum contracts and 1.00% for Regatta Classic contracts.

Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 or 2% of the participant's account value in the case of Regatta and Regatta Gold contracts, $35 in the case of Regatta Platinum contracts and $50 in the case of Regatta Classic contracts (after account year 5, the account fee, for Regatta Gold and Regatta Platinum contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta, Regatta Gold and Regatta Platinum contracts, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Regatta contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to such contracts. No deduction for the distribution expense charge is made after the seventh account anniversary.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic and Regatta Platinum contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 4% or 3%, as stated in each participant's contract or certificate, as applicable. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA
 CONTRACTS:
 ------------------------------
 CAS -- Level 1                       464,349    2,993,020          1,694          --            (403,678)    (2,286,027)
 CAS -- Level 2                     9,053,993    5,390,680          6,466          --             841,337      5,658,421
 GSS -- Level 1                       325,241    1,462,222          1,870          --            (310,743)      (932,035)
 GSS -- Level 2                     2,656,978    1,514,633         10,259          --           1,016,504      1,951,275
 HYS -- Level 1                        73,632      537,033            165          --             (69,249)      (384,324)
 HYS -- Level 2                     1,320,379      975,126          --             --             160,884        742,028
 MSS -- Level 1                       196,463      941,686            719          --            (170,145)      (678,909)
 MSS -- Level 2                     2,730,897    2,022,757          8,046          --             791,231      1,359,567
 MMS -- Level 1                       268,447    1,518,722          6,604         12,315          (78,142)     1,824,176
 MMS -- Level 2                     3,722,758    1,845,809         46,627          8,252        4,208,078      6,810,959
 TRS -- Level 1                       898,137    5,756,653            980          4,933         (753,744)    (4,180,220)
 TRS -- Level 2                    12,506,430    7,838,741         12,834          2,056        1,380,346      8,389,482
 GGS -- Level 1                        89,328      700,338            762          --             (80,050)      (536,114)
 GGS -- Level 2                       834,010      483,253          --             --              81,087        702,569


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA
 CONTRACTS:
 ------------------------------
 CAS -- Level 1                       (39,407)      (242,644)      22,958          464,349
 CAS -- Level 2                    (2,054,522)    (1,995,108)   7,847,274        9,053,993
 GSS -- Level 1                       (16,368)      (204,946)       --             325,241
 GSS -- Level 2                      (888,017)      (808,930)   2,795,724        2,656,978
 HYS -- Level 1                        (4,383)       (79,077)         165           73,632
 HYS -- Level 2                      (405,927)      (396,775)   1,075,336        1,320,379
 MSS -- Level 1                       (21,924)       (66,314)       5,113          196,463
 MSS -- Level 2                      (852,146)      (651,427)   2,678,028        2,730,897
 MMS -- Level 1                      (180,769)    (3,086,766)      16,140          268,447
 MMS -- Level 2                    (5,304,846)    (4,942,262)   2,672,617        3,722,758
 TRS -- Level 1                      (113,631)      (683,229)      31,742          898,137
 TRS -- Level 2                    (3,970,196)    (3,723,849)   9,929,414       12,506,430
 GGS -- Level 1                        (9,545)       (74,896)         495           89,328
 GGS -- Level 2                      (284,961)      (351,812)     630,136          834,010

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA GOLD
 CONTRACTS:
 ------------------------------
 BDS(a)........................     1,182,239        --           128,326        437,383        1,055,550        776,227
 CAS...........................    37,500,481     35,528,897      515,449      2,963,417       (1,432,874)     1,606,290
 COS...........................    10,262,282      6,175,224      317,640      2,085,178        3,084,055      2,487,753
 MIT...........................    51,880,765     40,709,531    1,104,376      7,531,155          814,616      6,682,559
 EGS...........................    28,900,957     25,039,986      564,144      3,519,560          856,790      1,929,406
 EIS(a)........................       528,238        --            96,901        235,337          840,387        312,512
 FCE...........................     2,147,348      2,159,228       49,578        203,168          814,122       (114,376)
 FCI...........................     3,290,043      2,390,056      103,809        532,412           71,906        520,640
 FCG...........................     5,214,558      4,441,911       53,226        449,506         (373,297)       655,503
 GSS...........................    23,218,234     20,508,844      381,294      1,760,124        2,812,014      2,891,419
 HYS...........................    14,190,817     11,699,195      209,455      2,333,919         (264,388)     1,143,802
 MSS...........................    11,245,144     11,326,719      111,495        838,284          874,242       (135,303)
 MIS(a)........................     4,121,518        --         1,179,064      2,049,150        7,769,109      2,166,812
 MMS...........................    29,387,086     21,463,139    1,347,998      5,295,611       10,642,975      9,723,034
 NWD(a)........................       794,859        --            99,202        252,432          818,140        573,525
 RES...........................    38,553,986     35,654,917      602,325      1,299,737         (220,117)     3,631,861
 RGS...........................     2,408,676        533,928      120,353        857,568          906,773      1,134,366
 RSS(a)........................       190,267        --            29,576         83,591          929,786        110,312
 SIS(a)........................       622,914        --            67,062        207,182          260,781        423,614
 TRS...........................    71,102,020     66,303,467      922,198      5,585,984         (771,786)     4,374,616
 UTS...........................     9,023,102      6,101,638      323,450      1,559,584          972,853      1,878,542
 GAA...........................     7,576,691      7,928,833       61,909        440,970         (972,115)      (400,015)
 GGS...........................     5,048,219      6,127,641       51,599        199,740         (404,547)      (782,796)
 GGR...........................    14,522,129     15,058,757      189,567        815,222           82,020       (504,727)
 GTR...........................     5,354,633      4,676,853       80,538        458,384         (144,224)       506,340
 SGS(b)........................       --             --             4,006          --             555,135        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA GOLD
 CONTRACTS:
 ------------------------------
 BDS(a)........................      (280,793)       (31,371)     2,085,322      1,182,239
 CAS...........................    (3,736,966)    (2,598,123)    32,846,090     37,500,481
 COS...........................      (818,305)      (485,873)    12,845,672     10,262,282
 MIT...........................    (4,597,858)    (3,042,480)    49,201,899     51,880,765
 EGS...........................    (2,260,070)    (1,587,995)    28,061,821     28,900,957
 EIS(a)........................      (164,360)       (19,611)     1,301,166        528,238
 FCE...........................      (250,014)      (100,672)     2,761,034      2,147,348
 FCI...........................      (277,959)      (153,065)     3,187,799      3,290,043
 FCG...........................      (384,891)      (332,362)     4,509,596      5,214,558
 GSS...........................    (3,181,131)    (1,942,153)    23,230,411     23,218,234
 HYS...........................    (1,598,765)      (986,099)    12,537,119     14,190,817
 MSS...........................    (1,198,416)      (784,556)    11,032,465     11,245,144
 MIS(a)........................    (1,084,371)       (94,444)    11,985,320      4,121,518
 MMS...........................   (12,930,216)    (7,094,698)    28,447,843     29,387,086
 NWD(a)........................      (112,785)       (31,098)     1,599,416        794,859
 RES...........................    (3,000,415)    (2,032,529)    35,935,779     38,553,986
 RGS...........................      (282,560)      (117,186)     3,153,242      2,408,676
 RSS(a)........................       (35,048)        (3,636)     1,114,581        190,267
 SIS(a)........................       (58,267)        (7,882)       892,490        622,914
 TRS...........................    (8,328,466)    (5,162,047)    62,923,966     71,102,020
 UTS...........................      (730,997)      (516,662)     9,588,408      9,023,102
 GAA...........................      (478,155)      (393,097)     6,188,330      7,576,691
 GGS...........................      (754,183)      (496,366)     3,941,088      5,048,219
 GGR...........................    (1,279,881)      (847,123)    13,513,835     14,522,129
 GTR...........................      (383,402)      (286,944)     4,907,545      5,354,633
 SGS(b)........................          (285)       --             558,856        --

(a) For the period May 6, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA CLASSIC
 CONTRACTS:
 ------------------------------
 BDS(a)........................      35,123          --            38,838        33,440           (23,411)         1,859
 CAS...........................     465,812       265,497          98,517       170,863           127,840         49,860
 COS...........................     277,518       160,778          98,185        98,617            94,668         29,367
 MIT...........................   1,213,193       554,216         343,708       449,788            47,381        267,481
 EGS...........................     959,802       318,028         206,621       613,049            (6,847)        55,590
 EIS(a)........................      12,113          --            36,114         9,590            28,711          2,523
 FCE...........................      43,654        40,698          14,933        16,413            17,553        (12,814)
 FCI...........................      83,820        67,892          33,705        20,502            (6,058)        (3,210)
 FCG...........................      90,582        51,038           5,230        34,300               289          8,318
 GSS...........................     297,310       113,243         100,923       139,510           (71,777)        51,253
 HYS...........................     342,363       155,306          64,265       224,640           (62,579)        (2,332)
 MSS...........................     140,324       118,243          64,332        59,666           112,516        (29,055)
 MIS(b)........................     232,788          --           298,311        78,233           (19,461)       156,319
 MMS...........................     270,417        77,105       1,348,530       733,426           (15,060)      (366,138)
 NWD(b)........................      29,182          --            55,212        13,601            19,871         15,614
 RES...........................     872,289       553,996         161,577       279,626           (26,160)        85,963
 RGS...........................      33,882         6,085          40,357         9,086             2,489         19,504
 RSS(d)........................       2,234          --            11,775           942            15,565          1,292
 SIS(c)........................       2,577          --            17,748         1,726             2,629            851
 TRS...........................   1,731,292       951,205         455,454       681,412           (52,461)       155,997
 UTS...........................     178,136        77,009          90,782        97,613           119,327         15,497
 GAA...........................      53,167        50,531           1,943        16,112            (7,138)        (8,665)
 GGS...........................      40,074        19,394          13,692        20,516            (7,500)           639
 GGR...........................     121,297        85,526          17,448        47,642             7,909         (2,579)
 GTR...........................      91,253        45,122          35,847        38,335            (2,772)         8,687
 SGS(e)........................       --             --             --             --               5,701        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA CLASSIC
 CONTRACTS:
 ------------------------------
 BDS(a)........................        (2,340)          (176)      48,210         35,123
 CAS...........................       (48,331)       (20,408)     643,838        465,812
 COS...........................       (19,621)       (11,244)     450,750        277,518
 MIT...........................      (136,741)       (58,292)   1,467,541      1,213,193
 EGS...........................       (28,907)       (26,865)   1,130,669        959,802
 EIS(a)........................        (2,478)       --            74,460         12,113
 FCE...........................        (3,359)          (643)      72,781         43,654
 FCI...........................       (12,769)        (1,364)      98,698         83,820
 FCG...........................        (6,449)        (3,074)      89,652         90,582
 GSS...........................       (44,402)        (6,696)     282,054        297,310
 HYS...........................       (31,657)       (35,251)     312,392        342,363
 MSS...........................       (11,177)        (8,530)     305,995        140,324
 MIS(b)........................       (10,029)        (1,764)     501,609        232,788
 MMS...........................      (525,766)      (173,976)   1,078,121        270,417
 NWD(b)........................        (5,208)           (33)      99,057         29,182
 RES...........................       (44,435)       (47,296)     963,271        872,289
 RGS...........................        (2,310)          (793)      74,418         33,882
 RSS(d)........................          (588)       --            28,986          2,234
 SIS(c)........................            (4)       --            22,950          2,577
 TRS...........................      (146,430)       (57,322)   1,987,855      1,731,292
 UTS...........................       (31,976)       (11,983)     356,269        178,136
 GAA...........................        (4,629)        (4,811)      43,343         53,167
 GGS...........................        (3,904)          (475)      42,362         40,074
 GGR...........................       (10,773)        (9,292)     135,881        121,297
 GTR...........................        (6,301)          (891)     118,027         91,253
 SGS(e)........................       --             --             5,701          --

(a) For the period June 22, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period May 7, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(c) For the period June 26, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(d) For the period August 8, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(e) For the period November 24, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                  Units Transferred
                                                                                                 Between Sub-Accounts
                                                                                                         and
                                      Units Outstanding                                           Fixed Accumulation
                                      Beginning of Year              Units Purchased                   Account
                                 ----------------------------  ----------------------------  ----------------------------
                                     Year           Year           Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------  -------------  -------------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS(a)........................     628,000          --             941,360      491,319        1,491,043        143,015
 CAS(b)........................   1,683,164          --           4,849,607    1,489,422        4,545,428        215,237
 COS(d)........................     556,955          --           2,758,794      480,199        2,891,912         80,801
 MIT(b)........................   5,331,018          --          14,730,220    4,380,217       17,398,081      1,013,330
 EGS(b)........................   1,651,404          --           4,181,549    1,412,976        4,397,355        254,376
 EIS(c)........................     272,362          --             946,919      237,608        1,153,460         35,740
 FCE(c)........................      72,586          --             171,566       67,723          260,658          4,892
 FCI(c)........................     338,938          --             649,457      305,695        1,016,982         37,500
 FCG(d)........................     199,346          --             355,635      167,384          379,426         34,931
 GSS(d)........................     816,102          --           1,959,697      686,599        4,315,488        142,121
 HYS(c)........................   1,000,705          --           1,613,791      917,703        2,693,972         95,977
 MSS(e)........................     211,044          --             948,374      180,220          986,589         35,500
 MIS(b)........................   2,428,134          --           9,327,754    2,052,872        9,497,539        400,450
 MMS(c)........................     886,479          --           4,525,979    1,436,884          (51,593)      (492,250)
 NWD(c)........................     436,178          --             750,621      366,459          945,469         75,832
 RES(e)........................   1,751,713          --           3,783,737    1,463,540        4,553,399        319,544
 RGS(a)........................     387,080          --             945,769      306,364        1,427,602         82,311
 RSS(f)........................     181,131          --             366,014      162,752          418,385         19,544
 SIS(g)........................     157,634          --             270,681      123,410          588,831         35,045
 TRS(c)........................   2,318,847          --           5,942,946    1,926,233        9,684,842        434,196
 UTS(e)........................     819,649          --           2,177,718      647,482        3,571,380        178,704
 GAA(d)........................     228,839          --             168,337      175,049          134,452         56,466
 GGS(c)........................      76,270          --              79,719       78,588          159,520         (2,199)
 GGR(d)........................     162,856          --             536,984      125,715          661,623         37,960
 GTR(h)........................     152,857          --             356,243      116,666          417,027         37,792
 SGS(I)........................       --             --              32,991        --             156,786        --


                                       Units Withdrawn,
                                       Surrendered, and             Units Outstanding
                                          Annuitized                   End of Year
                                 ----------------------------  ----------------------------
                                     Year           Year           Year           Year
                                     Ended          Ended          Ended          Ended
                                 December 31,   December 31,   December 31,   December 31,
                                     1999           1998           1999           1998
                                 -------------  -------------  -------------  -------------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS(a)........................       (89,955)        (6,334)     2,970,448      628,000
 CAS(b)........................      (307,461)       (21,495)    10,770,738    1,683,164
 COS(d)........................      (119,494)        (4,045)     6,088,167      556,955
 MIT(b)........................    (1,015,638)       (62,529)    36,443,681    5,331,018
 EGS(b)........................      (278,100)       (15,948)     9,952,208    1,651,404
 EIS(c)........................       (50,196)          (986)     2,322,545      272,362
 FCE(c)........................       (32,976)           (29)       471,834       72,586
 FCI(c)........................       (44,938)        (4,257)     1,960,439      338,938
 FCG(d)........................       (30,076)        (2,969)       904,331      199,346
 GSS(d)........................      (173,758)       (12,618)     6,917,529      816,102
 HYS(c)........................      (181,956)       (12,975)     5,126,512    1,000,705
 MSS(e)........................       (49,608)        (4,676)     2,096,399      211,044
 MIS(b)........................      (512,221)       (25,188)    20,741,206    2,428,134
 MMS(c)........................      (512,126)       (58,155)     4,848,739      886,479
 NWD(c)........................       (67,728)        (6,113)     2,064,540      436,178
 RES(e)........................      (266,217)       (31,371)     9,822,632    1,751,713
 RGS(a)........................       (67,804)        (1,595)     2,692,647      387,080
 RSS(f)........................       (51,342)        (1,165)       914,188      181,131
 SIS(g)........................       (29,954)          (821)       987,192      157,634
 TRS(c)........................      (509,290)       (41,582)    17,437,345    2,318,847
 UTS(e)........................      (170,834)        (6,537)     6,397,913      819,649
 GAA(d)........................       (28,837)        (2,676)       502,791      228,839
 GGS(c)........................       (13,795)          (119)       301,714       76,270
 GGR(d)........................       (32,892)          (819)     1,328,571      162,856
 GTR(h)........................       (24,793)        (1,601)       901,334      152,857
 SGS(I)........................           (76)       --             189,701        --

(a) For the period June 30, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(b) For the period June 5, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(c) For the period June 18, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(d) For the period June 23, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(e) For the period June 16, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(f) For the period June 29, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(g) For the period June 26, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(h) For the period July 7, 1998 (commencement of operations of Sub-Account) through December 31, 1998.
(i) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Participants in Regatta, Regatta Gold, Regatta Classic and Regatta
 Platinum Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Massachusetts Investors Trust Sub-Account, Emerging Growth Sub-Account, Equity Income Sub-Account, Emerging Markets Equity Sub-Account, International Growth Sub-Account, International Growth and Income Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Money Market Sub-Account, New Discovery Sub-Account, Research Sub-Account, Research Growth and Income Sub-Account, Research International Sub-Account, Strategic Income Sub-Account, Total Return Sub-Account, Utilities Sub-Account, Global Asset Allocation Sub-Account, Global Governments Sub-Account, Global Growth Sub-Account, Global Total Return Sub-Account, and Strategic Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts") as of December 31, 1999, the related statement of operations for the years then ended and the statements of changes in net assets for the years ended December 31, 1999 and December 31, 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 1024
                     BOSTON, MASSACHUSETTS  02103

                     TELEPHONE:
                     Toll Free (800) 752-7215

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte & Touche LLP
                     200 Berkeley Street
                     Boston, Massachusetts  02116

                                                                Rule No. 497(c)
                                                              File No. 33-41628
                                                                      811-05846



                                                           May 1, 2000


                                    FUTURITY II


                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data..............................................  2
Advertising and Sales Literature ............................................  9
Calculations ................................................................ 12
     Example of Variable Accumulation Unit Value Calculation................. 12
     Example of Variable Annuity Unit Calculation ........................... 12
     Example of Variable Annuity Payment Calculation ........................ 12
Distribution of the Contracts ............................................... 12
Designation and Change of Beneficiary ....................................... 13
Custodian ................................................................... 13
Financial Statements ........................................................ 13


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Futurity II Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of
Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Company at Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 9133, Boston, Massachusetts 02117, or by telephoning (888) 786-2435.


          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN:


          The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out after the table. For purposes of determining the investment results in this table, the actual investment performance of each Fund is reflected from the date the Fund commenced operations ("Inception"), although the Contracts have been offered only since December 9, 1998.




                       STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                           PERIOD ENDING DECEMBER 31, 1999


                                                                                10 YEAR          FUND
                                                              1 YEAR   5 YEAR     OR           INCEPTION
                                                              PERIOD   PERIOD   LIFE(1)          DATE
                                                              ------   ------   -------   -------------------
SUB-ACCOUNTS:
AIM V.I. Capital Appreciation Fund                            36.40%       -     26.06%          May 18, 1998
AIM V.I. Growth Fund                                          27.15%       -     28.72%     February 17, 1998
AIM V.I. Growth and Income Fund                               26.17%       -     22.44%          May 26, 1998
AIM V.I. International Equity Fund                            46.69%       -     29.26%     February 17, 1998
Alger American Growth Portfolio                               25.68%       -     30.61%        March 26, 1998
Alger American Income and Growth Portfolio                    34.26%       -     30.39%        March 26, 1998
Alger American Small Capitalization Portfolio                 35.22%       -     21.15%        March 26, 1998
Goldman Sachs VIT CORE-SM-Large Cap Fund                      27.33%       -     20.63%        March 11, 1998
Goldman Sachs VIT CORE-SM-Small Cap Fund                       9.70%       -     (0.97%)    February 18, 1998
Goldman Sachs VIT CORE-SM-U.S. Equity Fund                    16.37%       -     16.05%     February 17, 1998
Goldman Sachs VIT Growth and Income Fund                      (1.88%)      -     (4.85%)    February 18, 1998
Goldman Sachs VIT International Equity Fund                   23.81%       -     15.76%        March 16, 1998
J.P. Morgan International Opportunities Portfolio (2)         28.55%       -      9.83%        March 26, 1998
J.P. Morgan Small Company Portfolio (2)                       36.18%       -      6.90%        March 26, 1998
J.P. Morgan U.S. Disciplined Equity Portfolio (2)             10.69%       -     10.91%        March 26, 1998
Lord Abbett Growth and Income Portfolio                        8.97%       -      5.47%        March 26, 1998
MFS/Sun Life Capital Appreciation Series                      24.32%   25.57%    16.94%     November 30, 1989
MFS/Sun Life Emerging Growth Series                           67.12%       -     34.05%           May 1, 1995
MFS/Sun Life Government Securities Series                     (8.67%)   4.59%     5.47%     November 30, 1989
MFS/Sun Life High Yield Series                                (0.49%)   7.60%     8.72%     November 30, 1989
MFS/Sun Life Massachusetts Investors Growth Stock Series      27.67%       -     29.63%           May 6, 1998
MFS/Sun Life Massachusetts Investors Trust Series             (0.25%)  22.50%    15.56%      October 31, 1991
MFS/Sun Life New Discovery Series                             51.77%       -     32.71%           May 6, 1998
MFS/Sun Life Total Return Series                              (4.26%)  12.93%    10.08%     November 30, 1989
MFS/Sun Life Utilities Series                                 23.35%   24.53%    18.39%     November 16, 1993
OCC Equity Portfolio (3)                                      (4.54%)      -      0.64%     February 17, 1998
OCC Managed Portfolio (3)                                     (2.27%)      -      3.36%     December 14, 1998
OCC Mid Cap Portfolio                                         13.74%       -      5.29%     February 17, 1998
OCC Small Cap Portfolio (3)                                   (8.60%)      -    (14.45%)       March 26, 1998
Sun Capital Blue Chip Mid Cap Fund                                -        -     18.17%    September 13, 1999
Sun Capital Investment Grade Bond Fund                        (7.44%)      -     (6.72%)    December 14, 1998
Sun Capital Investors Foundation Fund                             -        -      3.77%    September 13, 1999
Sun Capital Money Market Fund                                 (2.57%)      -     (1.75%)    December 14, 1998
Sun Capital Real Estate Fund                                 (10.51%)      -     (8.78%)    December 14, 1998
Sun Capital Select Equity Fund                                    -        -     17.82%    September 13, 1999
Warburg Pincus Emerging Markets Portfolio                     72.67%       -     12.63%     February 17, 1998
Warburg Pincus Global Post-Venture Capital Portfolio*         55.02%       -     22.05%        March 26, 1998
Warburg Pincus International Equity Portfolio                 45.09%       -     16.33%        March 26, 1998
Warburg Pincus Small Company Growth Portfolio                 60.52%       -     21.40%        March 26, 1998


* Formerly, the Warburg Pincus Post Venture Capital Portfolio.

(1) From commencement of investment operations.

(2) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly owned subsidiary of Chubb Life Insurance Company of America, served as each of these Fund's investment manager, and Morgan Guaranty Trust Comapny of New York, an affiliate of J.P. Morgan Investment Management Inc. ("J.P. Morgan") served as such Fund's sub-investment adviser. Effective January 1, 1997, J.P. Morgan began serving as each Fund's investment adviser.

(3) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the OCC Accumulation Trust, at which time the OCC Accumulation Trust commenced operations. The total net assets for each of the Equity, Managed and Small Cap Portfolios immediately after the transaction were $86,789,755, $682,601,380, and $139,812,573, respectively, with respect to the Old Trust, and for each of the Equity, Managed and Small Cap Portfolios, $3,764,598,
    $51,345,102, and $8,129,274, respectively, with respect to the OCC Accumulation Trust. The Equity, Managed and Small Cap Portfolios commenced operations on August 1, 1998. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Managed, and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(l + T)  = ERV
     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The $35 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                           NON-STANDARDIZED INVESTMENT PERFORMANCE*
$10,000 invested in this Fund under a                                                        ...would have grown to this amount
Futurity II Contract, this many years ago...                                                               on December 31, 1999


         AIM V.I. CAPITAL APPRECIATION FUND                                               AIM V.I. GROWTH FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $14,259.00   42.59%    42.59%                  1    12/31/98-12/31/99  $13,334.00   33.34%    33.34%
  2    12/31/97-12/31/99  $16,774.00   67.74%    29.51%                  2    12/31/97-12/31/99  $17,634.00   76.34%    32.79%
  3    12/31/96-12/31/99  $18,772.00   87.72%    23.36%                  3    12/31/96-12/31/99  $22,059.00  120.59%    30.18%
  4    12/31/95-12/31/99  $21,761.00  117.61%    21.46%                  4    12/31/95-12/31/99  $25,682.00  156.82%    26.59%
  5    12/31/94-12/31/99  $29,115.00  191.15%    23.83%                  5    12/31/94-12/31/99  $34,128.00  241.28%    27.83%

 Life  05/05/93-12/31/99  $34,837.00  248.37%    20.62%                 Life  05/05/93-12/31/99  $35,981.00  259.81%    21.21%

          AIM V.I. GROWTH AND INCOME FUND                                           AIM V.I. INTERNATIONAL EQUITY FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $13,237.00   32.37%    32.37%                  1    12/31/97-12/31/99  $15,288.00   52.88%    52.88%
  2    12/31/97-12/31/99  $16,665.00   66.65%    29.09%                  2    12/31/96-12/31/99  $17,409.00   74.09%    31.94%
  3    12/31/96-12/31/99  $20,658.00  106.58%    27.36%                  3    12/31/95-12/31/99  $18,356.00   83.56%    22.44%
  4    12/31/95-12/31/99  $24,429.00  144.29%    25.02%                  4    12/31/94-12/31/99  $21,725.00  117.25%    21.41%
  5    12/31/94-12/31/99  $32,245.00  222.45%    26.38%                  5    12/31/93-12/31/99  $25,115.00  151.15%    20.22%

 Life  05/02/94-12/31/99  $31,941.00  219.41%    22.75%                Life   05/05/93-12/31/99  $28,702.00  187.02%    17.16%

              ALGER AMERICAN GROWTH PORTFOLIO                                      ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $13,187.00   31.87%    31.87%                  1    12/31/98-12/31/99  $14,046.00   40.46%    40.46%
  2    12/31/97-12/31/99  $19,259.00   92.59%    38.78%                  2    12/31/97-12/31/99  $18,338.00   83.38%    35.42%
  3    12/31/96-12/31/99  $23,884.00  138.84%    33.67%                  3    12/31/96-12/31/99  $24,651.00  146.51%    35.09%
  4    12/31/95-12/31/99  $26,693.00  166.93%    27.82%                  4    12/31/95-12/31/99  $29,091.00  190.91%    30.60%
  5    12/31/94-12/31/99  $35,904.00  259.04%    29.13%                  5    12/31/94-12/31/99  $38,774.00  287.74%    31.13%
 10    12/31/89-12/31/99  $68,343.00  583.43%    21.19%                 10    12/31/89-12/31/99  $49,220.00  392.20%    17.28%

Life   01/09/89-12/31/99  $83,681.00  736.81%    21.36%                Life   11/15/88-12/31/99  $52,533.00  425.33%    16.08%

 * For periods of less than one year, the growth rates listed are not annualized.
** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.

                           NON-STANDARDIZED INVESTMENT PERFORMANCE*
$10,000 invested in this Fund under a                                                        ...would have grown to this amount
Futurity II Contract, this many years ago...                                                               on December 31, 1999**


         ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO                        GOLDMAN SACHS VIT CORE-SM-LARGE CAP GROWTH FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99  $14,141.00   41.41%    41.41%                  1    12/31/98-12/31/99  $13,353.00   33.53%    33.53%
  2    12/31/97-12/31/99  $16,108.00   61.08%    26.92%                  2    12/31/97-12/31/99
  3    12/31/96-12/31/99  $17,694.00   76.94%    20.95%                  3    12/31/96-12/31/99
  4    12/31/95-12/31/99  $18,173.00   81.73%    16.11%                  4    12/31/95-12/31/99
  5    12/31/94-12/31/99  $25,869.00  158.69%    20.94%                  5    12/31/94-12/31/99
 10    12/31/89-12/31/99  $46,344.00  363.44%    16.57%                 10    12/31/89-12/31/99

Life   09/21/88-12/31/98  $72,400.00  624.00%    19.19%                Life   02/13/98-12/31/98  $15,413.00   54.13%    25.88%

     GOLDMAN SACHS VIT CORE-SM-SMALL CAP EQUITY FUND                          GOLDMAN SACHS VIT CORE-SM-U.S. EQUITY FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate*                Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99  $11,590.00   15.90%    15.90%                  1    12/31/98-12/31/99  $12,256.00   22.56%    22.56%

Life   02/13/98-12/31/98  $10,371.00    3.71%     1.96%                Life   02/13/98-12/31/98  $13,875.00   38.75%    19.04%

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND                                 GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate*                Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99  $10,394.00    3.94%     3.94%                  1    12/31/98-12/31/99  $13,001.00   30.01%    30.01%

Life   01/12/98-12/31/99  $10,814.00    8.14%     4.06%                Life   01/12/98-12/31/98  $15,399.00   53.99%    24.54%


      J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO***             J.P. MORGAN SMALL COMPANY PORTFOLIO***

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $13,475.00   34.75%    34.75%                 1    12/31/98-12/31/99   $14,237.00   42.37%    42.37%
  2    12/31/97-12/31/99  $13,915.00   39.15%    17.96%                 2    12/31/97-12/31/99   $13,264.00   32.64%    15.17%
  3    12/31/96-12/31/99  $14,465.00   44.65%    13.09%                 3    12/31/96-12/31/99   $16,021.00   60.21%    17.01%
  4    12/31/95-12/31/99  $16,138.00   61.38%    12.71%                 4    12/31/95-12/31/99   $19,237.00   92.37%    17.77%

Life   01/03/95-12/31/99  $17,883.00   78.83%    12.35%               Life   01/03/95-12/31/99   $25,208.00  152.08%    20.35%

* For periods of less than one year, the growth rates listed are not annualized.
** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 3 on page 2 of the Statement of Additional Information.

                           NON-STANDARDIZED INVESTMENT PERFORMANCE*
$10,000 invested in this Fund under a                                                        ...would have grown to this amount
Futurity II Contract, this many years ago...                                                               on December 31, 1999**


      J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO***                      LORD ABBETT GROWTH AND INCOME PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $11,689.00   16.89%    16.89%                  1    12/31/98-12/31/99  $11,516.00   15.16%    15.16%
  2    12/31/97-12/31/99  $14,210.00   42.10%    19.21%                  2    12/31/97-12/31/99  $12,817.00   28.17%    13.21%
  3    12/31/96-12/31/99  $17,864.00   78.64%    21.34%                  3    12/31/96-12/31/99  $15,754.00   57.54%    16.36%
  4    12/31/95-12/31/99  $21,358.00  113.58%    20.89%                  4    12/31/95-12/31/99  $18,543.00   85.43%    16.69%
                                                                         5    12/31/94-12/31/99  $23,737.00  137.37%    18.87%
                                                                        10    12/31/89-12/31/99  $39,156.00  291.56%    14.63%

Life   01/03/95-12/31/99  $28,178.00  181.78%    23.06%                Life   12/11/89-12/31/99  $39,403.00  294.03%    14.61%

         MFS/SUN LIFE CAPITAL APPRECIATION SERIES                                   MFS/SUN LIFE EMERGING GROWTH SERIES

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $13,077.00   30.77%    30.77%                  1    12/31/98-12/31/99  $17,335.00   73.35%    73.35%
  2    12/31/97-12/31/99  $16,594.00   65.94%    28.82%                  2    12/31/97-12/31/99  $22,885.00  128.85%    51.28%
  3    12/31/96-12/31/99  $20,146.00  101.46%    26.30%                  3    12/31/96-12/31/99  $27,513.00  175.13%    40.12%
  4    12/31/95-12/31/99  $24,129.00  141.29%    24.63%                  4    12/31/95-12/31/99  $31,775.00  217.75%    33.51%
  5    12/31/94-12/31/99  $31,990.00  219.90%    26.18%
 10    12/31/89-12/31/99  $49,047.00  390.47%    17.24%

Life   06/12/85-12/31/99  $96,530.00  865.30%    16.86%                Life   05/01/95-12/31/98  $39,917.00  299.17%    34.51%

        MFS/SUN LIFE GOVERNMENT SECURITIES SERIES                                    MFS/SUN LIFE HIGH YIELD SERIES

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99   $9,670.00   -3.30%    -3.30%                  1    12/31/98-12/31/99  $10,534.00    5.34%     5.34%
  2    12/31/97-12/31/99  $10,367.00    3.67%     1.82%                  2    12/31/97-12/31/99  $10,456.00    4.56%     2.25%
  3    12/31/96-12/31/99  $11,113.00   11.13%     3.58%                  3    12/31/96-12/31/99  $11,674.00   16.74%     5.29%
  4    12/31/95-12/31/99  $11,137.00   11.37%     2.73%                  4    12/31/95-12/31/99  $12,905.00   29.05%     6.58%
  5    12/31/94-12/31/99  $12,920.00   29.20%     5.26%                  5    12/31/94-12/31/99  $14,879.00   48.79%     8.27%
 10    12/31/89-12/31/99  $17,247.00   72.47%     5.60%                 10    12/31/89-12/31/99  $23,246.00  132.46%     8.80%

Life   06/12/85-12/31/99  $24,638.00  146.38%     6.39%                Life   06/12/85-12/31/99  $29,827.00  198.27%     7.80%

* For periods of less than one year, the growth rates listed are not annualized.
** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 3 on page 2 of the Statement of Additional Information.

                           NON-STANDARDIZED INVESTMENT PERFORMANCE*
$10,000 invested in this Fund under a                                                        ...would have grown to this amount
Futurity II Contract, this many years ago...                                                               on December 31, 1999**

         MFS/SUN LIFE MASSACHUSETTS INVESTORS                             MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES
                GROWTH STOCK SERIES

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $13,387.00   33.87%    33.87%                  1    12/31/98-12/31/99  $10,568.00    5.68%     5.68%
                                                                         2    12/31/97-12/31/99  $12,905.00   29.05%    13.60%
                                                                         3    12/31/96-12/31/99  $16,788.00   67.88%    18.85%
                                                                         4    12/31/95-12/31/99  $20,758.00  107.58%    20.03%
                                                                         5    12/31/94-12/31/99  $28,126.00  181.26%    22.98%
                                                                        10    12/31/89-12/31/99  $39,223.00  292.23%    14.64%

Life   05/06/98-12/31/99   $16,010.00  60.10%    32.90%                Life   11/14/86-12/31/99  $53,723.00  437.23%    13.66%

         MFS/SUN LIFE NEW DISCOVERY SERIES                                          MFS/SUN LIFE TOTAL RETURN SERIES

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $15,797.00   57.97%    57.97%                  1    12/31/98-12/31/99  $10,141.00    1.41%     1.41%
                                                                         2    12/31/97-12/31/99  $11,169.00   11.69%     5.68%
                                                                         3    12/31/96-12/31/99  $13,433.00   34.33%    10.34%
                                                                         4    12/31/95-12/31/99  $15,111.00   51.11%    10.87%
                                                                         5    12/31/94-12/31/99  $18,881.00   88.81%    13.55%
                                                                        10    12/31/89-12/31/99  $26,448.00  164.48%    10.21%

Life   05/06/98-12/31/99  $16,622.00   66.22%    35.94%                Life   05/11/88-12/31/99  $32,117.00  221.17%    10.54%

               MFS/SUN LIFE UTILITIES SERIES                                             OCC EQUITY PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $12,942.00   29.42%    29.42%                  1    12/31/98-12/31/99  $10,111.00    1.11%     1.11%
  2    12/31/97-12/31/99  $15,000.00   50.00%    22.47%                  2    12/31/97-12/31/99  $11,151.00   11.51%     5.60%
  3    12/31/96-12/31/99  $19,629.00   96.29%    25.21%                  3    12/31/96-12/31/99  $13,923.00   39.23%    11.66%
  4    12/31/95-12/31/99  $23,294.00  132.94%    23.54%                  4    12/31/95-12/31/99  $16,934.00   69.34%    14.07%
  5    12/31/94-12/31/99  $30,403.00  204.03%    24.91%                  5    12/31/94-12/31/99  $23,185.00  131.85%    18.32%
                                                                        10    12/31/89-12/31/99  $36,592.00  265.92%    13.85%

Life   11/16/93-12/31/99  $28,500.00  185.00%    18.65%                Life   08/01/88-12/31/99  $44,839.00  348.39%    14.05%

              OCC MANAGED PORTFOLIO***                                                      OCC MID CAP PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99  $10,353.00    3.53%     3.53%                   1    12/31/98-12/31/99  $11,993.00   19.93%     19.93%
  2    12/31/97-12/31/99  $10,936.00    9.36%     4.58%
  3    12/31/96-12/31/99  $13,190.00   31.90%     9.67%
  4    12/31/95-12/31/99  $15,969.00   59.69%    12.41%
  5    12/31/94-12/31/99  $22,928.00  129.28%    18.05%
 10    12/31/89-12/31/99  $40,390.00  303.90%    14.98%

Life   08/01/88-12/31/99  $54,813.00  448.13%    16.07%                 Life   02/09/98-12/31/99  $11,650.00   16.50%      8.41%

               OCC SMALL CAP PORTFOLIO***                                        SUN CAPITAL INVESTMENT GRADE BOND FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99   $9,679.00   -3.21%     -3.21%                 1    12/31/98-12/31/99   $9,802.00   -1.98%     -1.98%
  2    12/31/97-12/31/99   $8,681.00  -13.19%     -6.83%
  3    12/31/96-12/31/99  $10,465.00    4.65%      1.53%
  4    12/31/95-12/31/99  $12,251.00   22.51%      5.21%
  5    12/31/94-12/31/99  $13,922.00   39.22%      6.84%
 10    12/31/89-12/31/99  $24,934.00  149.34%      9.57%

Life   08/01/88-12/31/99  $29,485.00  194.85%      9.93%               Life   12/07/98-12/31/98   $9,799.00   -2.01%     -1.89%

* For periods of less than one year, the growth rates listed are not annualized.
** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 3 on page 2 of the Statement of Additional Information.

                           NON-STANDARDIZED INVESTMENT PERFORMANCE*
$10,000 invested in this Fund under a                                                        ...would have grown to this amount
Futurity II Contract, this many years ago...                                                               on December 31, 1998**


           SUN CAPITAL MONEY MARKET FUND                                           SUN CAPITAL REAL ESTATE FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate*                Years       Periods        Amount      Rate       Rate*
  1    12/31/98-12/31/99  $10,320.00   3.20%     3.20%                   1    12/31/98-12/31/99   $9,476.00  -5.24%     -5.24%

Life   12/07/98-12/31/98  $10,341.00   3.41%     3.20%                 Life   12/07/98-12/31/98   $9,399.00  -6.01%     -5.65%


       SUN CAPITAL ADVISORS BLUE CHIP MID CAP FUND                               SUN CAPITAL ADVISORS FOUNDATION FUND

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate*                Years       Periods        Amount      Rate       Rate*
Life   09/13/99-12/31/99  $12,642.00  26.42%    26.42%                 Life   09/13/99-12/31/99  $11,166.00  11.66%     11.66%


          SUN CAPITAL ADVISORS SELECT EQUITY FUND                            WARBURG PINCUS EMERGING MARKETS PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate*                Years       Periods        Amount      Rate       Rate
Life   09/13/99-12/31/99  $12,582.00  25.82%    25.82%                   1    12/31/98-12/31/99  $17,887.00   78.87%    78.87%
                                                                         2    12/31/97-12/31/99  $14,580.00   45.80%    20.75%
                                                                         3    12/31/96-12/31/99  $10,000.00

                                                                       Life   12/31/97-12/31/99  $14,580.00   45.80%    20.75%
          WARBURG PINCUS INTERNATIONAL EQUITY PORTFOLIO                      WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO

Number                              Cumulative  Compound               Number                              Cumulative  Compound
  of                                  Growth     Growth                  of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate                 Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $15,129.00   51.29%    51.29%                  1    12/31/98-12/31/99  $16,121.00   61.21%    61.21%
  2    12/31/97-12/31/99  $15,715.00   57.15%    25.36%                  2    12/31/97-12/31/99  $16,928.00   69.28%    30.11%
  3    12/31/96-12/31/99  $15,144.00   51.44%    14.84%                  3    12/31/96-12/31/99  $18,919.00   89.19%    23.68%
  4    12/31/95-12/31/99  $16,423.00   64.23%    13.20%

Life   06/30/95-12/31/99  $17,499.00   74.99%    13.23%                Life   09/30/96-12/31/99  $18,399.00   83.99%    20.62%

     WARBURG PINCUS SMALL COMPANY GROWTH PORTFOLIO

Number                              Cumulative  Compound
   of                                  Growth     Growth
Years       Periods        Amount      Rate       Rate
  1    12/31/98-12/31/99  $16,671.00   66.71%     66.71%
  2    12/31/97-12/31/99  $15,966.00   59.66%     26.36%
  3    12/31/96-12/31/99  $18,222.00   82.22%     22.14%
  4    12/31/95-12/31/99  $20,451.00  104.51%     19.59%

Life   06/30/95-12/31/99  $25,411.00  154.11%     23.00%

* For periods of less than one year, the growth rates listed are not annualized.
** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.


          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------


THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE FUTURRITY II VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION


     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 X 1.00323648).


EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 X 1.00323648 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts. (The factor that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in other Contracts is 0.99991902).

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5845672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3846325).


                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.46% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."


                       DESIGNATION AND CHANGE OF BENEFICIARY


          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999

ASSETS:                                                         Shares         Cost          Value
Investments in:                                               ----------   ------------   ------------
    AIM Variable Insurance Fund, Inc.
      V.I. Capital Appreciation Fund ("AIM1")...............     255,687   $  6,981,155   $  9,097,348
      V.I. Growth Fund ("AIM2").............................     741,254     20,293,321     23,905,448
      V.I. Growth and Income Fund ("AIM3")..................     981,255     25,698,056     30,997,847
      V.I. International Equity Fund ("AIM4")...............     663,340     14,275,089     19,429,224
    The Alger American Fund
      Growth Portfolio ("AL1")..............................     591,197     33,048,256     38,061,287
      Income and Growth Portfolio ("AL2")...................   1,129,592     15,318,235     19,858,219
      Small Capitalization Portfolio ("AL3")................     119,865      5,181,035      6,610,539
    Goldman Sachs Variable Insurance Trust
      VIT CORE(SM) Large Cap Growth Fund ("GS1")............     985,947     12,493,582     15,577,956
      VIT CORE(SM) Small Cap Equity Fund ("GS2")............     169,591      1,540,419      1,797,668
      VIT CORE(SM) U.S. Equity Fund ("GS3").................   1,288,723     16,049,358     18,016,345
      VIT Growth and Income Fund ("GS4")....................     498,885      5,372,735      5,432,857
      VIT International Equity Fund ("GS5").................     188,532      2,450,696      2,728,066
    J.P. Morgan Series Trust II
      U.S. Disciplined Equity Portfolio ("JP1").............     887,236     14,979,632     15,393,540
      International Opportunities Portfolio ("JP2").........     238,484      2,857,497      3,298,239
      Small Company Portfolio ("JP3").......................      89,517      1,161,883      1,497,621
    Lord Abbett Series Fund, Inc.
      Growth and Income Portfolio ("LA1")...................     946,232     21,136,754     20,968,509
    MFS/Sun Life Series Trust
      Capital Appreciation Series ("CAS")...................     277,227     12,143,992     15,002,355
      Emerging Growth Series ("EGS")........................     772,757     19,942,257     31,124,303
      High Yield Series ("HYS").............................   1,387,022     12,467,981     12,505,613
      Money Market ("MMS")..................................   7,058,196      7,058,196      7,058,196
      Utilities Series ("UTS")..............................     949,600     16,114,520     18,839,274
      Government Securities Series ("GSS")..................   1,192,434     15,134,821     14,877,998
      Total Return Series ("TRS")...........................     142,102      2,643,887      2,665,736
      Massachusetts Investors Trust Series ("MIT")..........     206,245      7,440,462      7,826,694
      New Discovery Series ("NWD")..........................     116,796      1,515,491      1,973,431
      Massachusetts Investors Growth Stock
       Series ("MIS").......................................     517,193      7,122,612      8,342,950
    OCC Accumulation Trust
      Equity Portfolio ("OP1")..............................     332,052     12,587,611     12,471,865
      Mid Cap Portfolio ("OP2").............................     360,177      3,599,355      4,188,853
      Small Cap Portfolio ("OP3")...........................     125,799      2,848,635      2,832,996
      Managed Portfolio ("OP4").............................      56,761      2,479,633      2,477,620
    Salomon Brothers Variable Series Funds, Inc.
      Variable Capital Fund ("SB1").........................      28,306        318,508        386,941
      Variable Investors Fund ("SB2").......................      54,050        608,228        661,035
      Variable Strategic Bond Fund ("SB3")..................     701,256      7,086,047      6,774,136
      Variable Total Return Fund ("SB4")....................     649,718      6,792,139      6,646,615
    Sun Capital Advisers Trust
      Sun Capital Money Market Fund ("SCA1")................  11,347,946     11,347,946     11,347,946
      Sun Capital Investment Grade Bond Fund ("SCA2").......     882,011      8,403,348      8,236,211
      Sun Capital Real Estate Fund ("SCA3").................     146,885      1,384,282      1,313,801
      Sun Capital Select Equity Fund ("SCA4")...............     106,584      1,129,237      1,346,991
      Sun Capital Blue Chip Mid Cap Fund ("SCA5")...........     241,145      2,528,473      2,966,087
      Sun Capital Investors Foundation Fund ("SCA6")........      44,737        446,889        500,802
    Warburg Pincus Trust
      Emerging Markets Portolio ("WP1").....................     156,084      1,879,019      2,213,268
      International Equity Portfolio ("WP2")................      72,377        925,062      1,208,689
      Post-Venture Capital Portfolio ("WP3")................      39,356        555,678        757,995
      Small Company Growth Portfolio ("WP4")................     142,923      2,639,880      3,744,591
                                                                           ------------   ------------
                                                                           $367,981,892   $422,963,705
                                                                           ============
OTHER ASSETS:
  Receivable from sponsor..............................................................            313
                                                                                          ------------
        Net assets.....................................................................   $422,964,018
                                                                                          ============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                  Applicable to Owners of
                                                            Deferred Variable Annuity Contracts     Reserve for
                                                           --------------------------------------    Variable
                                                             Units     Unit Value       Value        Annuities       Total
                                                           ---------   ----------   -------------   -----------   ------------
 NET ASSETS APPLICABLE CONTRACT OWNERS:
   FUTURITY CONTRACTS:
   AIM Variable Insurance Fund, Inc
     V.I. Capital Appreciation Fund......................   227,735     $16.0639    $  3,658,220      $ 20,442    $  3,678,662
     V.I. Growth Fund....................................   442,430      16.6782       7,378,831        15,694       7,394,525
     V.I. Growth and Income Fund.........................   799,385      14.9550      11,954,650        --          11,954,650
     V.I. International Equity Fund......................   458,813      16.8153       7,714,633        18,492       7,733,125
   The Alger American Fund
     Growth Portfolio....................................   755,329      16.6799      12,598,909        19,591      12,618,500
     Income and Growth Portfolio.........................   434,832      16.6354       7,233,458        --           7,233,458
     Small Capitalization Portfolio......................   182,220      14.6937       2,677,436        --           2,677,436
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large-Cap Growth Fund..................   423,081      14.6906       6,215,258        30,248       6,245,506
     VIT CORE(SM) Small Cap Equity Fund..................    80,363      10.3704         833,389        21,975         855,364
     VIT CORE(SM) U.S. Equity Fund.......................   575,303      13.8599       7,973,615         1,746       7,975,361
     VIT Growth and Income Fund..........................   301,072       9.6158       2,895,047        --           2,895,047
     VIT International Equity Fund.......................    62,975      13.6576         860,104        14,975         875,079
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...................   568,955      12.6575       7,200,012        16,167       7,216,179
     International Opportunities Portfolio...............   105,324      12.4536       1,311,641        14,966       1,326,607
     Small Company Portfolio.............................    41,135      11.8980         488,979        --             488,979
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........................   681,170      11.6064       7,905,869        --           7,905,869
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........................   490,436      14.8787       7,297,103        18,186       7,315,289
     Emerging Growth Series..............................   644,429      21.1132      13,605,969        24,357      13,630,326
     High Yield Series...................................   581,114      10.1846       5,918,296        30,070       5,948,366
     Money Market........................................   663,091      10.6449       7,058,196        --           7,058,196
     Utilities Series....................................   762,245      13.4418      10,246,498        38,625      10,285,123
     Government Securities Series........................   635,712      10.2352       6,507,038        38,668       6,545,706
   OCC Accumulation Trust
     Equity Portfolio....................................   770,005      10.6854       8,228,328         1,399       8,229,727
     Mid Cap Portfolio...................................   208,499      11.6402       2,426,934        16,257       2,443,191
     Small Cap Portfolio.................................   235,529       7.9927       1,882,593        12,267       1,894,860
   Salomon Brothers Variable Series Funds, Inc.
     Variable Capital Fund...............................    29,639      13.0553         386,941        --             386,941
     Variable Investors Fund.............................    58,715      11.2585         661,035        --             661,035
     Variable Strategic Bond Fund........................   649,260      10.3875       6,743,944        29,428       6,773,372
     Variable Total Return Fund..........................   657,323      10.0870       6,630,414        15,568       6,645,982
   Warburg Pincus Trust
     Emerging Markets Portfolio..........................    68,070      13.1613         895,490        19,339         914,829
     International Equity Portfolio......................    52,931      13.7221         726,022        --             726,022
     Post-Venture Capital Portfolio......................    21,318      14.8836         317,283        22,511         339,794
     Small Company Growth Portfolio......................   153,457      14.7515       2,263,671        --           2,263,671
                                                                                    ------------      --------    ------------
                                                                                    $170,695,806      $440,971    $171,136,777
                                                                                    ------------      --------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts     Reserve for
                                                         --------------------------------------    Variable
                                                           Units      Unit Value      Value        Annuities       Total
                                                         ----------   ----------   ------------   -----------   ------------
   FUTURITY II CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund....................     299,649    $16.1116    $  4,827,802   $    8,726    $  4,836,528
     V.I. Growth Fund..................................     997,502     15.1070      15,069,053       79,067      15,148,120
     V.I. Growth and Income Fund.......................   1,213,444     14.6474      17,773,822        7,527      17,781,349
     V.I. International Equity Fund....................     659,564     16.1369      10,643,339      105,296      10,748,635
   The Alger American Fund
     Growth Portfolio..................................   1,620,151     14.7688      23,927,733        7,327      23,935,060
     Income and Growth Portfolio.......................     755,933     15.4887      11,708,323      129,522      11,837,845
     Small Capitalization Portfolio....................     221,946     16.0647       3,565,453       62,046       3,627,499
   Goldman Sachs Variable Insurance Trust..............
     VIT CORE(SM) Large Cap Growth Fund................     610,853     14.6991       8,978,980       81,371       9,060,351
     VIT CORE(SM) Small Cap Equity Fund................      71,821     12.5954         904,609       --             904,609
     VIT CORE(SM) U.S. Equity Fund.....................     714,634     13.2821       9,491,693       37,088       9,528,781
     VIT Growth and Income Fund........................     202,285     10.7721       2,179,037       --           2,179,037
     VIT International Equity Fund.....................     119,879     13.7806       1,651,950       10,048       1,661,998
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio.................     625,004     12.5201       7,825,090        2,878       7,827,968
     International Opportunities Portfolio.............     118,543     14.1565       1,678,149        8,055       1,686,204
     Small Company Portfolio...........................      57,635     15.4528         890,606       --             890,606
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.......................     982,146     12.1973      11,979,747       --          11,979,747
   MFS/Sun Life Series Trust
     Capital Appreciation Series.......................     500,296     14.5469       7,277,799       46,064       7,323,863
     Emerging Growth Series............................     804,467     19.5404      15,719,228       66,614      15,785,842
     High Yield Series.................................     554,000     10.5249       5,830,887       47,861       5,878,748
     Utilities Series..................................     552,461     13.6365       7,533,885      151,724       7,685,609
     Government Securities Series......................     807,566      9.6303       7,777,300       22,972       7,800,272
     Total Return Series...............................     211,045      9.7515       2,058,019       79,388       2,137,407
     Massachusetts Investors Trust Series..............     629,184     10.3311       6,499,923        3,822       6,503,745
     New Discovery Series..............................      99,212     15.7992       1,567,598       --           1,567,598
     Massachusetts Investors Growth Stock Series.......     554,180     12.7880       7,086,871       70,749       7,157,620
   OCC Accumulation Trust
     Equity Portfolio..................................     388,617     10.6953       4,156,707        9,385       4,166,092
     Mid Cap Portfolio.................................     108,852     12.7334       1,386,020       31,822       1,417,842
     Small Cap Portfolio...............................      88,598     10.0200         887,738        6,663         894,401
     Managed Portfolio.................................     196,817     10.9043       2,146,181       --           2,146,181
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund.....................     699,550     10.3353       7,227,674       --           7,227,674
     Sun Capital Investment Grade Bond Fund............     768,145      9.7835       7,513,643      272,953       7,786,596
     Sun Capital Real Estate Fund......................     131,848      9.5549       1,260,492       10,151       1,270,643
     Sun Capital Select Equity Fund....................      96,820     12.4016       1,200,685       --           1,200,685
     Sun Capital Blue Chip Mid Cap Fund................     217,115     12.4368       2,700,610       --           2,700,610
     Sun Capital Investors Foundation Fund.............      43,869     10.9954         482,321        5,356         487,677
   Warburg Pincus Trust
     Emerging Markets Portfolio........................      67,177     18.7689       1,260,819       --           1,260,819
     International Equity Portfolio....................      29,939     15.6899         469,714       --             469,714
     Post-Venture Capital Portfolio....................      22,526     18.1439         408,703       --             408,703
     Small Company Growth Portfolio....................      79,878     18.4977       1,477,493       --           1,477,493
                                                                                   ------------   ----------    ------------
                                                                                   $227,025,696   $1,364,475    $228,390,171
                                                                                   ------------   ----------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                     Applicable to Owners of
                                                               Deferred Variable Annuity Contracts    Reserve for
                                                               ------------------------------------    Variable
                                                                 Units     Unit Value      Value       Annuities      Total
                                                               ---------   ----------   -----------   -----------   ----------
   FUTURITY FOCUS CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund..........................    13,617     $14.5809    $  198,546      $ --        $  198,546
     V.I. Growth Fund........................................    35,873      12.6718       454,575        --           454,575
     V.I. Growth and Income Fund.............................    54,107      12.3530       668,377        72,072       740,449
     V.I. International Equity Fund..........................    25,337      15.4607       391,699        --           391,699
   The Alger American Fund
     Growth Portfolio........................................    38,842      11.9744       465,098        71,015       536,113
     Income and Growth Portfolio.............................    32,436      13.3063       431,600        --           431,600
     Small Capitalization Portfolio..........................     9,175      14.3935       132,059        --           132,059
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large Cap Growth Fund......................     4,085      12.6110        51,512        --            51,512
     VIT CORE(SM) Small Cap Equity Fund......................     1,112      12.6115        14,026        --            14,026
     VIT CORE(SM) U.S. Equity Fund...........................    20,598      11.4782       236,356        --           236,356
     VIT Growth and Income Fund..............................    29,257      10.2122       298,780        --           298,780
     VIT International Equity Fund...........................     8,621      12.8408       110,689        --           110,689
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio.......................    18,690      11.3541       212,214        62,890       275,104
     International Opportunities Portfolio...................    12,234      12.9528       158,454        --           158,454
     Small Company Portfolio.................................     2,709      15.2351        41,270        --            41,270
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.............................    40,278      11.1378       448,597        --           448,597
   MFS/Sun Life Series Trust
     Capital Appreciation Series.............................    23,051      13.0937       301,818        --           301,818
     Emerging Growth Series..................................    41,308      16.8156       694,593        98,890       793,483
     High Yield Series.......................................    21,929      10.1744       223,107        --           223,107
     Utilities Series........................................    20,685      12.9391       267,628        --           267,628
     Government Securities Series............................    42,930       9.8048       420,940        --           420,940
     Total Return Series.....................................     8,841       9.7678        86,296        --            86,296
     Massachusetts Investors Trust Series....................    74,478      10.3484       770,599        --           770,599
     New Discovery Series....................................     7,128      15.8255       112,755        --           112,755
     Massachusetts Investors Growth Stock Series.............    29,925      12.8093       383,253        75,517       458,770
   OCC Accumulation Trust
     Equity Portfolio........................................     7,388      10.1788        75,201        --            75,201
     Mid Cap Portfolio.......................................     6,976      12.5548        87,586        --            87,586
     Small Cap Portfolio.....................................     3,882      10.7094        41,574        --            41,574
     Managed Portfolio.......................................     5,669      10.3195        58,501        --            58,501
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund...........................    41,528      10.2760       426,574        --           426,574
     Sun Capital Investment Grade Bond Fund..................    34,584       9.8082       339,122        --           339,122
     Sun Capital Real Estate Fund............................     2,642      10.1759        26,874        --            26,874
     Sun Capital Select Equity Fund..........................     1,940      12.4115        24,085        --            24,085
     Sun Capital Blue Chip Mid Cap Fund......................     2,350      12.4467        29,268        --            29,268
     Sun Capital Investors Foundation Fund...................     1,253      11.0042        13,784        --            13,784
   Warburg Pincus Trust
     Emerging Markets Portfolio..............................     1,472      18.4283        27,121        --            27,121
     International Equity Portfolio..........................       861      15.0418        12,953        --            12,953
     Post-Venture Capital Portfolio..........................       100      16.0808         1,609        --             1,609
     Small Company Growth Portfolio..........................       194      17.6963         3,427        --             3,427
                                                                                        ----------      --------    ----------
                                                                                        $8,742,520      $380,384    $9,122,904
                                                                                        ----------      --------    ----------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                  Applicable to Owners of
                                                            Deferred Variable Annuity Contracts     Reserve for
                                                           --------------------------------------    Variable
                                                             Units     Unit Value       Value        Annuities       Total
                                                           ---------   ----------   -------------   -----------   ------------
   FUTURITY ACCOLADE CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund......................    27,793     $13.7461    $    382,040    $   --        $    382,040
     V.I. Growth Fund....................................    71,866      12.6219         907,075        --             907,075
     V.I. Growth and Income Fund.........................    41,234      12.7245         524,675        --             524,675
     V.I. International Equity Fund......................    40,021      13.8416         553,946        --             553,946
   The Alger American Fund
     Growth Portfolio....................................    77,992      12.4941         974,439        --             974,439
     Income and Growth Portfolio.........................    25,358      13.9651         354,123        --             354,123
     Small Capitalization Portfolio......................    12,969      13.3871         173,611        --             173,611
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large Cap Growth Fund..................    17,289      12.6147         218,093        --             218,093
     VIT CORE(SM) Small Cap Equity Fund..................     1,775      12.0375          21,362        --              21,362
     VIT CORE(SM) U.S. Equity Fund.......................    23,427      11.7733         275,804        --             275,804
     VIT Growth and Income Fund..........................     5,354      11.2057          59,993        --              59,993
     VIT International Equity Fund.......................     6,582      12.0983          79,626        --              79,626
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...................     6,455      11.5320          74,439        --              74,439
     International Opportunities Portfolio...............    10,730      11.7681         126,274        --             126,274
     Small Company Portfolio.............................     5,598      13.7122          76,766        --              76,766
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........................    55,559      11.4167         634,296        --             634,296
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........................     4,427      13.4436          59,522        --              59,522
     Emerging Growth Series..............................    58,261      15.8653         924,342        --             924,342
     High Yield Series...................................    44,229      10.2886         455,044        --             455,044
     Utilities Series....................................    49,859      12.0305         599,829        --             599,829
     Government Securities Series........................    11,012       9.9962         110,071        --             110,071
     Total Return Series.................................    42,271      10.4572         442,050        --             442,050
     Massachusetts Investors Trust Series................    48,386      11.4114         552,168        --             552,168
     New Discovery Series................................    18,482      15.8588         293,078        --             293,078
     Massachusetts Investors Growth Stock Series.........    55,773      13.1026         730,733        --             730,733
   OCC Accumulation Trust
     Equity Portfolio....................................       102      10.7137           1,093        --               1,093
     Mid Cap Portfolio...................................    19,070      12.5624         239,567        --             239,567
     Small Cap Portfolio.................................       102      10.5551           1,076        --               1,076
     Managed Portfolio...................................    25,785      10.5852         272,938        --             272,938
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund.......................   366,623      10.0779       3,693,698        --           3,693,698
     Sun Capital Investment Grade Bond Fund..............    11,553      10.0222         115,768        --             115,768
     Sun Capital Real Estate Fund........................     2,281      10.3018          23,500        --              23,500
     Sun Capital Select Equity Fund......................     9,027      13.5393         122,221        --             122,221
     Sun Capital Blue Chip Mid Cap Fund..................    17,878      13.2132         236,209        --             236,209
     Sun Capital Investors Foundation Fund...............       394      11.9051           4,697        --               4,697
                                                                                    ------------    ----------    ------------
                                                                                    $ 14,314,166    $   --        $ 14,314,166
                                                                                    ------------    ----------    ------------
 Net Assets......................................................................   $420,778,188    $2,185,830    $422,964,018
                                                                                    ============    ==========    ============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999

                                               AIM1          AIM2           AIM3          AIM4          AL1           AL2
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  218,016    $  805,064    $   256,606   $    629,298  $ 1,046,126   $   318,108
   Mortality and expense risk charges....      (48,238)     (126,456)      (171,308)      (105,490)    (209,904)     (105,710)
   Distribution expense charges..........       (5,788)      (15,175)       (20,557)       (12,659)     (25,189)      (12,685)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net investment income (loss)......   $  163,990    $  663,433    $    64,741   $    511,149  $   811,033   $   199,713
                                            ----------    ----------    -----------   ------------  -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $  942,663    $  926,603    $ 2,322,201   $ 15,601,048  $ 3,351,107   $ 1,963,780
     Cost of investments sold............     (859,926)     (793,451)    (1,853,865)   (15,068,813)  (2,750,587)   (1,604,550)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net realized gains (losses).......   $   82,737    $  133,152    $   468,336   $    532,235  $   600,520   $   359,230
                                            ----------    ----------    -----------   ------------  -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $2,116,193    $3,612,127    $ 5,299,791   $  5,154,135  $ 5,013,031   $ 4,539,984
     Beginning of year...................      128,463       230,796        401,885        135,808      496,292       271,924
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $1,987,730    $3,381,331    $ 4,897,906   $  5,018,327  $ 4,516,739   $ 4,268,060
                                            ----------    ----------    -----------   ------------  -----------   -----------
     Realized and unrealized gains
      (losses)...........................   $2,070,467    $3,514,483    $ 5,366,242   $  5,550,562  $ 5,117,259   $ 4,627,290
                                            ----------    ----------    -----------   ------------  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $2,234,457    $4,177,916    $ 5,430,983   $  6,061,711  $ 5,928,292   $ 4,827,003
                                            ==========    ==========    ===========   ============  ===========   ===========

                                               AL3            GS1           GS2           GS3           GS4           GS5
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  217,832    $   15,486    $     3,930   $    258,153  $    57,072   $   200,160
   Mortality and expense risk charges....      (33,658)      (91,000)       (10,149)      (117,224)     (42,948)      (15,062)
   Distribution expense charges..........       (4,039)      (10,920)        (1,218)       (14,067)      (5,154)       (1,807)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net investment income (loss)......   $  180,135    $  (86,434)   $    (7,437)  $    126,862  $     8,970   $   183,291
                                            ----------    ----------    -----------   ------------  -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $  439,108    $  837,389    $    78,779   $  3,216,353  $   734,160   $ 3,021,499
     Cost of investments sold............     (412,110)     (718,251)       (84,883)    (2,852,418)    (783,265)   (2,936,829)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net realized gains (losses).......   $   26,998    $  119,138    $    (6,104)  $    363,935  $   (49,105)  $    84,670
                                            ----------    ----------    -----------   ------------  -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $1,429,504    $3,084,374    $   257,249   $  1,966,987  $    60,122   $   277,370
     Beginning of year...................       96,395       229,353         10,059        296,953      (71,917)       16,662
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $1,333,109    $2,855,021    $   247,190   $  1,670,034  $   132,039   $   260,708
                                            ----------    ----------    -----------   ------------  -----------   -----------
     Realized and unrealized gains
      (losses)...........................   $1,360,107    $2,974,159    $   241,086   $  2,033,969  $    82,934   $   345,378
                                            ----------    ----------    -----------   ------------  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $1,540,242    $2,887,725    $   233,649   $  2,160,831  $    91,904   $   528,669
                                            ==========    ==========    ===========   ============  ===========   ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                               JP1            JP2           JP3           LA1           CAS           EGS
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 1,037,611   $    115,004   $    27,796   $ 1,617,324   $   810,381   $   139,054
   Mortality and expense risk charges....     (108,647)       (19,007)       (7,179)     (127,444)     (105,003)     (153,257)
   Distribution expense charges..........      (13,038)        (2,281)         (861)      (15,293)      (12,600)      (18,391)
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Net investment income (loss)......  $   915,926   $     93,716   $    19,756   $ 1,474,587   $   692,778   $   (32,594)
                                           -----------   ------------   -----------   -----------   -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 2,008,957   $  8,056,697   $   236,007   $ 2,008,566   $ 3,044,424   $ 3,055,305
     Cost of investments sold............   (1,837,516)    (7,969,726)     (235,835)   (1,834,115)   (2,819,552)   (2,405,896)
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Net realized gains (losses).......  $   171,441   $     86,971   $       172   $   174,451   $   224,872   $   649,409
                                           -----------   ------------   -----------   -----------   -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $   413,908   $    440,742   $   335,738   $  (168,245)  $ 2,858,363   $11,182,046
     Beginning of year...................       73,661          7,372        (1,240)       21,161       629,805       777,281
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................  $   340,247   $    433,370   $   336,978   $  (189,406)  $ 2,228,558   $10,404,765
                                           -----------   ------------   -----------   -----------   -----------   -----------
     Realized and unrealized gains
      (losses)...........................  $   511,688   $    520,341   $   337,150   $   (14,955)  $ 2,453,430   $11,054,174
                                           -----------   ------------   -----------   -----------   -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $ 1,427,614   $    614,057   $   356,906   $ 1,459,632   $ 3,146,208   $11,021,580
                                           ===========   ============   ===========   ===========   ===========   ===========

                                              HYS            MMS           UTS           GSS            TRS             MIT
                                          Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account(a)  Sub-Account(a)
                                          ------------  -------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..............  $   363,601   $    253,987   $   752,022   $   261,157     $  --           $  --
   Mortality and expense risk charges...      (76,999)       (68,431)     (113,609)      (95,492)         (6,958)        (18,755)
   Distribution expense charges.........       (9,240)        (8,212)      (13,633)      (11,459)           (833)         (2,448)
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Net investment income (loss).....  $   277,362   $    177,344   $   624,780   $   154,206     $    (7,791)    $   (21,203)
                                          -----------   ------------   -----------   -----------     -----------     -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales................  $ 1,826,492   $ 10,080,035   $ 1,851,082   $ 1,930,639     $   222,400     $   246,755
     Cost of investments sold...........   (1,925,559)   (10,080,035)   (1,695,734)   (2,001,852)       (227,128)       (250,495)
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Net realized gains (losses)        $   (99,067)  $    --        $   155,348   $   (71,213)    $    (4,728)    $    (3,740)
                                          -----------   ------------   -----------   -----------     -----------     -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year........................  $    37,632   $    --        $ 2,724,754   $  (256,823)    $    21,849     $   386,232
     Beginning of year..................       (2,792)       --            203,450        13,091        --              --
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Change in unrealized appreciation
        (depreciation)..................  $    40,424   $    --        $ 2,521,304   $  (269,914)    $    21,849     $   386,232
                                          -----------   ------------   -----------   -----------     -----------     -----------
     Realized and unrealized gains
      (losses)..........................  $   (58,643)  $    --        $ 2,676,652   $  (341,127)    $    17,121     $   382,492
                                          -----------   ------------   -----------   -----------     -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS............................  $   218,719   $    177,344   $ 3,301,432   $  (186,921)    $     9,330     $   361,289
                                          ===========   ============   ===========   ===========     ===========     ===========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                            NWD             MIS            OP1           OP2            OP3             OP4
                                       Sub-Account(a)  Sub-Account(a)  Sub-Account   Sub-Account   Sub-Account(a)  Sub-Account(a)
                                       --------------  --------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...........     $ --           $  --         $   269,757   $    97,793    $      6,172      $   7,352
   Mortality and expense risk
    charges..........................        (5,882)        (18,211)      (109,530)      (30,634)        (22,359)       (13,016)
   Distribution expense charges......          (510)         (2,185)       (13,144)       (3,677)         (2,683)        (1,562)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net investment income
        (loss).......................     $  (6,392)     $  (20,396)   $   147,083   $    63,482    $    (18,870)     $  (7,226)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.............     $ 167,789      $  221,950    $ 2,741,376   $ 2,320,501    $  1,102,903      $ 479,527
     Cost of investments sold........      (142,292)       (191,232)    (2,691,665)   (2,304,988)     (1,068,470)      (477,589)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net realized gains (losses)...     $  25,497      $   30,718    $    49,711   $    15,513    $     34,433      $   1,938
                                          ---------      ----------    -----------   -----------    ------------      ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.....................     $ 457,940      $1,220,338    $  (115,746)  $   589,498    $    (15,639)     $  (2,013)
     Beginning of year...............       --              --             201,803        41,964          28,952             54
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Change in unrealized
        appreciation (depreciation)..     $ 457,940      $1,220,338    $  (317,549)  $   547,534    $    (44,591)     $  (2,067)
                                          ---------      ----------    -----------   -----------    ------------      ---------
     Realized and unrealized gains
      (losses).......................     $ 483,437      $1,251,056    $  (267,838)  $   563,047    $    (10,158)     $    (129)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS....................     $ 477,045      $1,230,660    $  (120,755)  $   626,529    $    (29,028)     $  (7,355)
                                          =========      ==========    ===========   ===========    ============      =========

                                            SB1             SB2            SB3           SB4            SCA1            SCA2
                                        Sub-Account     Sub-Account    Sub-Account   Sub-Account    Sub-Account     Sub-Account
                                       --------------  --------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...........     $  12,405      $    3,356    $   338,324   $   159,436    $    168,701      $ 184,000
   Mortality and expense risk
    charges..........................        (3,905)         (7,109)       (64,914)      (64,618)        (42,246)       (37,321)
   Distribution expense charges......          (468)           (853)        (7,789)       (7,754)         (5,069)        (4,479)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net investment income
        (loss).......................     $   8,032      $   (4,606)   $   265,621   $    87,064    $    121,386      $ 142,200
                                          ---------      ----------    -----------   -----------    ------------      ---------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.............     $  60,590      $  179,526    $ 1,625,079   $ 1,052,022    $ 37,206,979      $ 767,441
     Cost of investments sold........       (52,391)       (157,572)    (1,668,046)   (1,022,206)    (37,206,979)      (795,277)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net realized gains (losses)...     $   8,199      $   21,954    $   (42,967)  $    29,816    $   --            $ (27,836)
                                          ---------      ----------    -----------   -----------    ------------      ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.....................     $  68,433      $   52,807    $  (311,911)  $  (145,524)   $   --            $(167,137)
     Beginning of year...............        23,271          19,454        (66,852)       64,469        --                   21
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Change in unrealized
        appreciation (depreciation)..     $  45,162      $   33,353    $  (245,059)  $  (209,993)   $   --            $(167,158)
                                          ---------      ----------    -----------   -----------    ------------      ---------
     Realized and unrealized gains
      (losses).......................     $  53,361      $   55,307    $  (288,026)  $  (180,177)   $   --            $(194,994)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS....................     $  61,393      $   50,701    $   (22,405)  $   (93,113)   $    121,386      $ (52,794)
                                          =========      ==========    ===========   ===========    ============      =========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                               SCA3           SCA4            SCA5            SCA6
                                           Sub-Account   Sub-Account(b)  Sub-Account(b)  Sub-Account(b)
                                           ------------  --------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  69,130     $   --            $ 85,814       $      960
   Mortality and expense risk charges....      (6,505)         (2,734)        (6,615)          (1,219)
   Distribution expense charges..........        (781)           (328)          (794)            (146)
                                            ---------     -----------       --------       ----------
       Net investment income (loss)......   $  61,844     $    (3,062)      $ 78,405       $     (405)
                                            ---------     -----------       --------       ----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 208,090     $    48,920       $ 66,470       $   16,985
     Cost of investments sold............    (210,500)        (42,939)       (62,839)         (16,088)
                                            ---------     -----------       --------       ----------
       Net realized gains (losses).......   $  (2,410)    $     5,981       $  3,631       $      897
                                            ---------     -----------       --------       ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ (70,481)    $   217,754       $437,614       $   53,913
     Beginning of year...................          97         --             --               --
                                            ---------     -----------       --------       ----------
       Change in unrealized appreciation
        (depreciation)...................   $ (70,578)    $   217,754       $437,614       $   53,913
                                            ---------     -----------       --------       ----------
     Realized and unrealized gains
      (losses)...........................   $ (72,988)    $   223,735       $441,245       $   54,810
                                            ---------     -----------       --------       ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $ (11,144)    $   220,673       $519,650       $   54,405
                                            =========     ===========       ========       ==========

                                               WP1            WP2             WP3             WP4
                                           Sub-Account    Sub-Account     Sub-Account     Sub-Account
                                           ------------  --------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  82,166     $    10,813       $     90       $   99,138
   Mortality and expense risk charges....      (6,943)         (7,972)        (3,107)         (14,040)
   Distribution expense charges..........        (833)           (956)          (372)          (1,685)
                                            ---------     -----------       --------       ----------
       Net investment income (loss)......   $  74,390     $     1,885       $ (3,389)      $   83,413
                                            ---------     -----------       --------       ----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 365,750     $ 8,522,934       $ 85,336       $  382,926
     Cost of investments sold............    (283,628)     (8,396,121)       (78,855)        (325,671)
                                            ---------     -----------       --------       ----------
       Net realized gains (losses).......   $  82,122     $   126,813       $  6,481       $   57,255
                                            ---------     -----------       --------       ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ 334,249     $   283,627       $202,317       $1,104,711
     Beginning of year...................      (3,352)         (1,858)         7,438           29,531
                                            ---------     -----------       --------       ----------
       Change in unrealized appreciation
        (depreciation)...................   $ 337,601     $   285,485       $194,879       $1,075,180
                                            ---------     -----------       --------       ----------
     Realized and unrealized gains
      (losses)...........................   $ 419,723     $   412,298       $201,360       $1,132,435
                                            ---------     -----------       --------       ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $ 494,113     $   414,183       $197,971       $1,215,848
                                            =========     ===========       ========       ==========

(b) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                AIM1                            AIM2                            AIM3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $  163,990      $     (159)     $   663,433     $  144,861      $    64,741     $   32,869
  Net realized gains (losses)....        82,737          (6,126)         133,152          2,691          468,336           (547)
  Net unrealized gains
   (losses)......................     1,987,730         128,463        3,381,331        230,796        4,897,906        401,885
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Increase (Decrease) in net
       assets from operations....    $2,234,457      $  122,178      $ 4,177,916     $  378,348      $ 5,430,983     $  434,207
                                     ----------      ----------      -----------     ----------      -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $3,190,508      $1,229,109      $ 8,313,278     $2,015,774      $ 8,663,899     $2,099,297
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................     2,389,362         212,774        9,156,077        193,750       13,693,105      1,293,608
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................      (291,401)        (10,395)        (396,819)       (18,667)        (634,386)       (50,636)
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Net accumulation
       activity..................    $5,288,469      $1,431,488      $17,072,536     $2,190,857      $21,722,618     $3,342,269
                                     ----------      ----------      -----------     ----------      -----------     ----------
  Annuitization activity:
    Annuitizations...............    $   21,703      $  --           $    88,023     $  --           $    68,415     $  --
    Annuity payments.............          (947)        --                (2,232)       --                  (645)       --
    Adjustments to annuity
     reserve.....................        (1,572)        --                (1,153)       --                 3,276        --
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Net annuitization
       activity..................    $   19,184      $  --           $    84,638     $  --           $    71,046     $  --
                                     ----------      ----------      -----------     ----------      -----------     ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $5,307,653      $1,431,488      $17,157,174     $2,190,857      $21,793,664     $3,342,269
                                     ----------      ----------      -----------     ----------      -----------     ----------
    Increase (Decrease) in net
     assets......................    $7,542,110      $1,553,666      $21,335,090     $2,569,205      $27,224,647     $3,776,476
NET ASSETS:
  Beginning of year..............     1,553,666         --             2,569,205        --             3,776,476        --
                                     ----------      ----------      -----------     ----------      -----------     ----------
  End of year....................    $9,095,776      $1,553,666      $23,904,295     $2,569,205      $31,001,123     $3,776,476
                                     ==========      ==========      ===========     ==========      ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                AIM4                             AL1                             AL2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (b)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   511,149     $    8,211      $   811,033     $    6,203      $   199,713     $    6,890
  Net realized gains (losses)....        532,235        (51,782)         600,520        (18,561)         359,230         (5,236)
  Net unrealized gains
   (losses)......................      5,018,327        135,808        4,516,739        496,292        4,268,060        271,924
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Increase (Decrease) in net
       assets from operations....    $ 6,061,711     $   92,237      $ 5,928,292     $  483,934      $ 4,827,003     $  273,578
                                     -----------     ----------      -----------     ----------      -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,140,973     $1,910,796      $12,748,856     $2,399,047      $ 5,097,716     $1,751,908
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      7,199,126        416,832       16,707,964        768,779        8,333,556        350,911
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (465,245)        (8,627)      (1,047,363)       (12,258)        (821,155)       (47,719)
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Net accumulation
       activity..................    $10,874,854     $2,319,001      $28,409,457     $3,155,568      $12,610,117     $2,055,100
                                     -----------     ----------      -----------     ----------      -----------     ----------
  Annuitization activity:
    Annuitizations...............    $    87,014     $  --           $    85,342     $  --           $    99,349     $  --
    Annuity payments.............         (5,593)       --                (1,306)       --                (6,928)       --
    Adjustments to annuity
     reserve.....................         (1,819)       --                 2,825        --                (1,193)       --
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Net annuitization
       activity..................    $    79,602     $  --           $    86,861     $  --           $    91,228     $  --
                                     -----------     ----------      -----------     ----------      -----------     ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $10,954,456     $2,319,001      $28,496,318     $3,155,568      $12,701,345     $2,055,100
                                     -----------     ----------      -----------     ----------      -----------     ----------
    Increase (Decrease) in net
     assets......................    $17,016,167     $2,411,238      $34,424,610     $3,639,502      $17,528,348     $2,328,678
NET ASSETS:
  Beginning of year..............      2,411,238        --             3,639,502        --             2,328,678        --
                                     -----------     ----------      -----------     ----------      -----------     ----------
  End of year....................    $19,427,405     $2,411,238      $38,064,112     $3,639,502      $19,857,026     $2,328,678
                                     ===========     ==========      ===========     ==========      ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 AL3                             GS1                             GS2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                     ----------------------------   -----------------------------   -----------------------------
                                      Year Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     December 31,   December 31,    December 31,    December 31,    December 31,    December 31,
                                         1999         1998 (b)          1999          1998 (c)          1999          1998 (a)
                                     -------------  -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....     $  180,135     $ (1,923)      $   (86,434)     $   (6,002)     $   (7,437)     $   (383)
  Net realized gains (losses).....         26,998       (3,015)          119,138          (6,745)         (6,104)       (5,269)
  Net unrealized gains (losses)...      1,333,109       96,395         2,855,021         229,353         247,190        10,059
                                       ----------     --------       -----------      ----------      ----------      --------
      Increase (Decrease) in net
       assets from operations.....     $1,540,242     $ 91,457       $ 2,887,725      $  216,606      $  233,649      $  4,407
                                       ----------     --------       -----------      ----------      ----------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....     $2,088,417     $437,232       $ 4,819,708      $1,763,717      $  314,158      $258,204
    Net transfers between
     Sub-Accounts and Fixed
     Account......................      2,244,048      285,561         5,800,687         357,499         981,739        20,679
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................       (126,620)      (8,294)         (346,821)         (8,712)        (33,270)         (614)
                                       ----------     --------       -----------      ----------      ----------      --------
      Net accumulation activity...     $4,205,845     $714,499       $10,273,574      $2,112,504      $1,262,627      $278,269
                                       ----------     --------       -----------      ----------      ----------      --------
  Annuitization activity:
    Annuitizations................     $   59,038     $ --           $    93,264      $  --           $   19,466      $ --
    Annuity payments..............           (542)      --                (5,717)        --                 (750)       --
    Adjustments to annuity
     reserve......................             66       --                (2,494)        --               (2,307)       --
                                       ----------     --------       -----------      ----------      ----------      --------
      Net annuitization
       activity...................     $   58,562     $ --           $    85,053      $  --           $   16,409      $ --
                                       ----------     --------       -----------      ----------      ----------      --------
  Increase (Decrease) in net
   assets from participant
   transactions...................     $4,264,407     $714,499       $10,358,627      $2,112,504      $1,279,036      $278,269
                                       ----------     --------       -----------      ----------      ----------      --------
    Increase (Decrease) in net
     assets.......................     $5,804,649     $805,956       $13,246,352      $2,329,110      $1,512,685      $282,676
NET ASSETS:
  Beginning of year...............        805,956       --             2,329,110         --              282,676        --
                                       ----------     --------       -----------      ----------      ----------      --------
  End of year.....................     $6,610,605     $805,956       $15,575,462      $2,329,110      $1,795,361      $282,676
                                       ==========     ========       ===========      ==========      ==========      ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period March 12, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 GS3                             GS4                             GS5
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   126,862     $     (858)     $    8,970      $    6,362      $  183,291       $    866
  Net realized gains (losses)....        363,935         (9,820)        (49,105)         (8,821)         84,670         (2,816)
  Net unrealized gains
   (losses)......................      1,670,034        296,953         132,039         (71,917)        260,708         16,662
                                     -----------     ----------      ----------      ----------      ----------       --------
      Increase (Decrease) in net
       assets from operations....    $ 2,160,831     $  286,275      $   91,904      $  (74,376)     $  528,669       $ 14,712
                                     -----------     ----------      ----------      ----------      ----------       --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,503,362     $2,581,300      $1,294,500      $1,443,172      $  840,435       $238,188
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      8,595,492        407,943       2,400,908         493,897       1,051,801         72,560
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (498,099)       (56,166)       (203,335)        (13,813)        (37,988)           (76)
                                     -----------     ----------      ----------      ----------      ----------       --------
      Net accumulation
       activity..................    $12,600,755     $2,933,077      $3,492,073      $1,923,256      $1,854,248       $310,672
                                     -----------     ----------      ----------      ----------      ----------       --------
  Annuitization activity:
    Annuitizations...............    $    37,472     $  --           $  --           $  --           $   20,676       $ --
    Annuity payments.............         (2,065)       --              --              --                 (911)        --
    Adjustments to annuity
     reserve.....................            (43)       --              --              --                 (674)        --
                                     -----------     ----------      ----------      ----------      ----------       --------
      Net annuitization
       activity..................    $    35,364     $  --           $  --           $  --           $   19,091       $ --
                                     -----------     ----------      ----------      ----------      ----------       --------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $12,636,119     $2,933,077      $3,492,073      $1,923,256      $1,873,339       $310,672
                                     -----------     ----------      ----------      ----------      ----------       --------
    Increase (Decrease) in net
     assets......................    $14,796,950     $3,219,352      $3,583,977      $1,848,880      $2,402,008       $325,384
NET ASSETS:
  Beginning of year..............      3,219,352        --            1,848,880         --              325,384         --
                                     -----------     ----------      ----------      ----------      ----------       --------
  End of year....................    $18,016,302     $3,219,352      $5,432,857      $1,848,880      $2,727,392       $325,384
                                     ===========     ==========      ==========      ==========      ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 17, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 JP1                             JP2                             JP3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   915,926      $  232,080      $   93,716      $  2,468        $   19,756      $  3,318
  Net realized gains (losses)....        171,441         (42,054)         86,971        (1,892)              172        (3,060)
  Net unrealized gains
   (losses)......................        340,247          73,661         433,370         7,372           336,978        (1,240)
                                     -----------      ----------      ----------      --------        ----------      --------
      Increase (Decrease) in net
       assets from operations....    $ 1,427,614      $  263,687      $  614,057      $  7,948        $  356,906      $   (982)
                                     -----------      ----------      ----------      --------        ----------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,908,483      $1,481,091      $1,032,722      $401,185        $  556,222      $126,177
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      6,352,530       1,474,721       1,243,965        78,547           412,896        65,945
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (556,977)        (33,652)        (95,728)       (2,264)          (18,773)         (770)
                                     -----------      ----------      ----------      --------        ----------      --------
      Net accumulation
       activity..................    $10,704,036      $2,922,160      $2,180,959      $477,468        $  950,345      $191,352
                                     -----------      ----------      ----------      --------        ----------      --------
  Annuitization activity:
    Annuitizations...............    $    77,078      $  --           $   18,651      $ --            $  --           $ --
    Annuity payments.............         (1,035)        --                 (844)       --               --             --
    Adjustments to annuity
     reserve.....................            150         --                 (700)       --               --             --
                                     -----------      ----------      ----------      --------        ----------      --------
      Net annuitization
       activity..................    $    76,193      $  --           $   17,107      $ --            $  --           $ --
                                     -----------      ----------      ----------      --------        ----------      --------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $10,780,229      $2,922,160      $2,198,066      $477,468        $  950,345      $191,352
                                     -----------      ----------      ----------      --------        ----------      --------
    Increase (Decrease) in net
     assets......................    $12,207,843      $3,185,847      $2,812,123      $485,416        $1,307,251      $190,370
NET ASSETS:
  Beginning of year..............      3,185,847         --              485,416        --               190,370        --
                                     -----------      ----------      ----------      --------        ----------      --------
  End of year....................    $15,393,690      $3,185,847      $3,297,539      $485,416        $1,497,621      $190,370
                                     ===========      ==========      ==========      ========        ==========      ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 LA1                             CAS                             EGS
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (b)          1999          1998 (c)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $ 1,474,587      $  193,351     $   692,778      $   (9,437)    $   (32,594)     $   (9,825)
  Net realized gains (losses)....        174,451          (3,464)        224,872         (34,447)        649,409         (43,942)
  Net unrealized gains
   (losses)......................       (189,406)         21,161       2,228,558         629,805      10,404,765         777,281
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Increase (Decrease) in net
       assets from operations....    $ 1,459,632      $  211,048     $ 3,146,208      $  585,921     $11,021,580      $  723,514
                                     -----------      ----------     -----------      ----------     -----------      ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 6,119,781      $2,829,156     $ 3,621,357      $1,880,023     $ 7,852,516      $3,011,641
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................     10,627,992         363,979       3,950,702       2,200,342       8,176,327       1,178,725
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (621,174)        (21,905)       (385,338)        (47,046)       (925,614)        (36,641)
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Net accumulation
       activity..................    $16,126,599      $3,171,230     $ 7,186,721      $4,033,319     $15,103,229      $4,153,725
                                     -----------      ----------     -----------      ----------     -----------      ----------
  Annuitization activity:
    Annuitizations...............    $   --           $  --          $    53,269      $  --          $   126,228      $  --
    Annuity payments.............        --              --               (3,083)        --               (3,973)        --
    Adjustments to annuity
     reserve.....................        --              --               (1,863)        --                9,690         --
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Net annuitization
       activity..................    $   --           $  --          $    48,323      $  --          $   131,945      $  --
                                     -----------      ----------     -----------      ----------     -----------      ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $16,126,599      $3,171,230     $ 7,235,044      $4,033,319     $15,235,174      $4,153,725
                                     -----------      ----------     -----------      ----------     -----------      ----------
    Increase (Decrease) in net
     assets......................    $17,586,231      $3,382,278     $10,381,252      $4,619,240     $26,256,754      $4,877,239
NET ASSETS:
  Beginning of year..............      3,382,278         --            4,619,240         --            4,877,239         --
                                     -----------      ----------     -----------      ----------     -----------      ----------
  End of year....................    $20,968,509      $3,382,278     $15,000,492      $4,619,240     $31,133,993      $4,877,239
                                     ===========      ==========     ===========      ==========     ===========      ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     HYS                           MMS                           UTS
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999         1998 (c)         1999         1998 (a)         1999         1998 (b)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   277,362     $     (239)    $  177,344     $   48,895    $   624,780     $   (7,859)
  Net realized gains (losses)..........       (99,067)       (17,756)       --             --             155,348         (1,131)
  Net unrealized gains (losses)........        40,424         (2,792)       --             --           2,521,304        203,450
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $   218,719     $  (20,787)    $  177,344     $   48,895    $ 3,301,432     $  194,460
                                          -----------     ----------     ----------     ----------    -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 3,074,357     $1,355,408     $  308,389     $5,275,423    $ 4,077,024     $1,634,726
    Net transfers between Sub-Accounts
     and Fixed Account.................     7,484,053        786,221      4,197,928     (1,482,996)     9,168,485      1,078,739
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (462,273)        (6,849)    (1,455,384)       (11,403)      (781,083)       (10,177)
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Net accumulation activity........   $10,096,137     $2,134,780     $3,050,933     $3,781,024    $12,464,426     $2,703,288
                                          -----------     ----------     ----------     ----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    80,858     $  --          $  --          $  --         $   179,007     $  --
    Annuity payments...................        (4,094)       --             --             --              (3,339)       --
    Adjustments to annuity reserve.....          (348)       --             --             --              (1,085)       --
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Net annuitization activity.......   $    76,416     $  --          $  --          $  --         $   174,583     $  --
                                          -----------     ----------     ----------     ----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $10,172,553     $2,134,780     $3,050,933     $3,781,024    $12,639,009     $2,703,288
                                          -----------     ----------     ----------     ----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $10,391,272     $2,113,993     $3,228,277     $3,829,919    $15,940,441     $2,897,748
NET ASSETS:
  Beginning of year....................     2,113,993        --           3,829,919        --           2,897,748        --
                                          -----------     ----------     ----------     ----------    -----------     ----------
  End of year..........................   $12,505,265     $2,113,993     $7,058,196     $3,829,919    $18,838,189     $2,897,748
                                          ===========     ==========     ==========     ==========    ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     GSS                    TRS            MIT            NWD            MIS
                                                 Sub-Account            Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                         ----------------------------  -------------  -------------  -------------  -------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999         1998 (a)       1999 (b)       1999 (b)       1999 (b)       1999 (b)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   154,206     $   (5,092)    $   (7,791)    $  (21,203)    $   (6,392)    $  (20,396)
  Net realized gains (losses)..........       (71,213)        23,326         (4,728)        (3,740)        25,497         30,718
  Net unrealized gains (losses)........      (269,914)        13,091         21,849        386,232        457,940      1,220,338
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $  (186,921)    $   31,325     $    9,330     $  361,289     $  477,045     $1,230,660
                                          -----------     ----------     ----------     ----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 3,214,716     $1,300,822     $1,944,130     $3,992,136     $  720,822     $4,452,860
    Net transfers between Sub-Accounts
     and Fixed Account.................    10,679,042        323,387        749,019      3,540,232        782,394      2,713,276
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (493,591)       (92,714)      (116,117)       (70,811)        (6,830)      (187,257)
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Net accumulation activity........   $13,400,167     $1,531,495     $2,577,032     $7,461,557     $1,496,386     $6,978,879
                                          -----------     ----------     ----------     ----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    26,994     $   40,389     $   79,374     $    4,029     $  --          $  133,744
    Annuity payments...................        (4,351)        (1,490)       --                (181)       --                (333)
    Annuity transfers..................       --              40,390        --             --             --             --
    Adjustments to annuity reserve.....          (534)          (475)            17           (182)       --               4,173
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Net annuitization activity.......   $    22,109     $   78,814     $   79,391     $    3,666     $  --          $  137,584
                                          -----------     ----------     ----------     ----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $13,422,276     $1,610,309     $2,656,423     $7,465,223     $1,496,386     $7,116,463
                                          -----------     ----------     ----------     ----------     ----------     ----------
    Increase (Decrease) in net
     assets............................   $13,235,355     $1,641,634     $2,665,753     $7,826,512     $1,973,431     $8,347,123
NET ASSETS:
  Beginning of year....................     1,641,634        --             --             --             --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------
  End of year..........................   $14,876,989     $1,641,634     $2,665,753     $7,826,512     $1,973,431     $8,347,123
                                          ===========     ==========     ==========     ==========     ==========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 OP1                             OP2                             OP3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....   $   147,083      $  (13,451)     $   63,482       $    235       $  (18,870)      $ (1,846)
  Net realized gains (losses).....        49,711         (15,929)         15,513        (19,298)          34,433         (7,219)
  Net unrealized gains (losses)...      (317,549)        201,803         547,534         41,964          (44,591)        28,952
                                     -----------      ----------      ----------       --------       ----------       --------
      Increase (Decrease) in net
       assets from operations.....   $  (120,755)     $  172,423      $  626,529       $ 22,901       $  (29,028)      $ 19,887
                                     -----------      ----------      ----------       --------       ----------       --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....   $ 2,729,165      $2,532,266      $1,550,529       $772,014       $  485,930       $507,596
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     6,567,188       1,176,486       1,198,601        114,451        1,779,308        197,133
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (574,346)        (21,619)       (132,625)        (3,783)        (129,696)        (8,885)
                                     -----------      ----------      ----------       --------       ----------       --------
      Net accumulation activity...   $ 8,722,007      $3,687,133      $2,616,505       $882,682       $2,135,542       $695,844
                                     -----------      ----------      ----------       --------       ----------       --------
  Annuitization activity:
    Annuitizations................   $    11,643      $  --           $   42,401       $--            $   11,596       $--
    Annuity payments..............          (586)        --               (2,165)       --                  (845)       --
    Adjustments to annuity
     reserve......................           248         --                 (667)       --                (1,085)       --
                                     -----------      ----------      ----------       --------       ----------       --------
      Net annuitization
       activity...................   $    11,305      $  --           $   39,569       $--            $    9,666       $--
                                     -----------      ----------      ----------       --------       ----------       --------
  Increase (Decrease) in net
   assets from participant
   transactions...................   $ 8,733,312      $3,687,133      $2,656,074       $882,682       $2,145,208       $695,844
                                     -----------      ----------      ----------       --------       ----------       --------
    Increase (Decrease) in net
     assets.......................   $ 8,612,557      $3,859,556      $3,282,603       $905,583       $2,116,180       $715,731
NET ASSETS:
  Beginning of year...............     3,859,556         --              905,583        --               715,731        --
                                     -----------      ----------      ----------       --------       ----------       --------
  End of year.....................   $12,472,113      $3,859,556      $4,188,186       $905,583       $2,831,911       $715,731
                                     ===========      ==========      ==========       ========       ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 OP4                             SB1                             SB2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (b)          1999          1998 (a)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $   (7,226)       $   (1)        $  8,032        $  3,553        $ (4,606)       $   (252)
  Net realized gains (losses).....         1,938        --                8,199          (1,757)         21,954            (857)
  Net unrealized gains (losses)...        (2,067)           54           45,162          23,271          33,353          19,454
                                      ----------        ------         --------        --------        --------        --------
      Increase (Decrease) in net
       assets from operations.....    $   (7,355)       $   53         $ 61,393        $ 25,067        $ 50,701        $ 18,345
                                      ----------        ------         --------        --------        --------        --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $1,632,027        $1,000         $ 21,563        $200,980        $119,751        $263,704
    Net transfers between
     Sub-Accounts and Fixed
     Account......................       883,782        --              101,209           8,030         188,767          49,888
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................       (31,887)       --              (28,493)         (2,808)        (28,268)         (1,853)
                                      ----------        ------         --------        --------        --------        --------
      Net accumulation activity...    $2,483,922        $1,000         $ 94,279        $206,202        $280,250        $311,739
                                      ----------        ------         --------        --------        --------        --------
  Annuitization activity:
    Annuitizations................    $  --             $--            $--             $--             $--             $--
    Annuity payments..............       --             --              --              --              --              --
    Adjustments to annuity
     reserve......................       --             --              --              --              --              --
                                      ----------        ------         --------        --------        --------        --------
      Net annuitization
       activity...................    $  --             $--            $--             $--             $--             $--
                                      ----------        ------         --------        --------        --------        --------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $2,483,922        $1,000         $ 94,279        $206,202        $280,250        $311,739
                                      ----------        ------         --------        --------        --------        --------
    Increase (Decrease) in net
     assets.......................    $2,476,567        $1,053         $155,672        $231,269        $330,951        $330,084
NET ASSETS:
  Beginning of year...............         1,053        --              231,269         --              330,084         --
                                      ----------        ------         --------        --------        --------        --------
  End of year.....................    $2,477,620        $1,053         $386,941        $231,269        $661,035        $330,084
                                      ==========        ======         ========        ========        ========        ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(b) For the period December 15, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 SB3                             SB4                            SCA1
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (b)          1999          1998 (d)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $  265,621      $  121,348      $   87,064      $   39,286     $   121,386        $    3
  Net realized gains (losses).....       (42,967)          9,630          29,816          (1,146)        --             --
  Net unrealized gains (losses)...      (245,059)        (66,852)       (209,993)         64,469         --             --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Increase (Decrease) in net
       assets from operations.....    $  (22,405)     $   64,126      $  (93,113)     $  102,609     $   121,386        $    3
                                      ----------      ----------      ----------      ----------     -----------        ------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $  186,390      $2,139,351      $   31,408      $1,946,618     $ 9,316,611        $2,000
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     4,084,937         722,156       4,100,758         945,488       2,207,048        --
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (416,075)        (13,933)       (391,898)        (11,783)       (299,102)       --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Net accumulation activity...    $3,855,252      $2,847,574      $3,740,268      $2,880,323     $11,224,557        $2,000
                                      ----------      ----------      ----------      ----------     -----------        ------
  Annuitization activity:
    Annuitizations................    $   30,708      $  --           $   16,929      $  --          $   --             $--
    Annuity payments..............        (1,119)        --                 (401)        --              --             --
    Adjustments to annuity
     reserve......................          (764)        --                 (633)        --              --             --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Net annuitization
       activity...................    $   28,825      $  --           $   15,895      $  --          $   --             $--
                                      ----------      ----------      ----------      ----------     -----------        ------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $3,884,077      $2,847,574      $3,756,163      $2,880,323     $11,224,557        $2,000
                                      ----------      ----------      ----------      ----------     -----------        ------
    Increase (Decrease) in net
     assets.......................    $3,861,672      $2,911,700      $3,663,050      $2,982,932     $11,345,943        $2,003
NET ASSETS:
  Beginning of year...............     2,911,700         --            2,982,932         --                2,003        --
                                      ----------      ----------      ----------      ----------     -----------        ------
  End of year.....................    $6,773,372      $2,911,700      $6,645,982      $2,982,932     $11,347,946        $2,003
                                      ==========      ==========      ==========      ==========     ===========        ======

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(d) For the period December 15, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                SCA2                            SCA3                    SCA4            SCA5
                                             Sub-Acount                      Sub-Acount              Sub-Acount      Sub-Acount
                                    -----------------------------   -----------------------------   -------------   -------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)        1999 (b)        1999 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $  142,200       $    13        $   61,844        $   (1)       $   (3,062)     $   78,405
  Net realized gains (losses).....       (27,836)           (1)           (2,410)       --                 5,981           3,631
  Net unrealized gains (losses)...      (167,158)           21           (70,578)           97           217,754         437,614
                                      ----------       -------        ----------        ------        ----------      ----------
      Increase (Decrease) in net
       assets from operations.....    $  (52,794)      $    33        $  (11,144)       $   96        $  220,673      $  519,650
                                      ----------       -------        ----------        ------        ----------      ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $2,424,622       $18,000        $  407,264        $7,000        $  278,857      $  398,676
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     5,953,092        --               942,992        --               863,821       2,064,556
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (374,597)       --               (35,618)       --               (16,360)        (16,795)
                                      ----------       -------        ----------        ------        ----------      ----------
      Net accumulation activity...    $8,003,117       $18,000        $1,314,638        $7,000        $1,126,318      $2,446,437
                                      ----------       -------        ----------        ------        ----------      ----------
  Annuitization activity:
    Annuitizations................    $  278,695       $--            $    3,427        $--           $  --           $  --
    Annuity payments..............       (10,840)       --                  (216)       --               --              --
    Adjustments to annuity
     reserve......................         5,275        --                 7,216        --               --              --
                                      ----------       -------        ----------        ------        ----------      ----------
      Net annuitization
       activity...................    $  273,130       $--            $   10,427        $--           $  --           $  --
                                      ----------       -------        ----------        ------        ----------      ----------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $8,276,247       $18,000        $1,325,065        $7,000        $1,126,318      $2,446,437
                                      ----------       -------        ----------        ------        ----------      ----------
    Increase (Decrease) in net
     assets.......................    $8,223,453       $18,033        $1,313,921        $7,096        $1,346,991      $2,966,087
NET ASSETS:
  Beginning of year...............        18,033        --                 7,096        --               --              --
                                      ----------       -------        ----------        ------        ----------      ----------
  End of year.....................    $8,241,486       $18,033        $1,321,017        $7,096        $1,346,991      $2,966,087
                                      ==========       =======        ==========        ======        ==========      ==========

(a) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                      SCA6                     WP1                             WP2
                                                   Sub-Acount              Sub-Acount                      Sub-Acount
                                                  -------------   -----------------------------   -----------------------------
                                                   Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                  December 31,    December 31,    December 31,    December 31,    December 31,
                                                    1999 (c)          1999          1998 (a)          1999          1998 (b)
                                                  -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)..................     $   (405)      $   74,390       $   (679)      $    1,885       $ (1,361)
  Net realized gains (losses)...................          897           82,122         (4,817)         126,813        (33,030)
  Net unrealized gains (losses).................       53,913          337,601         (3,352)         285,485         (1,858)
                                                     --------       ----------       --------       ----------       --------
      Increase (Decrease) in net assets from
       operations...............................     $ 54,405       $  494,113       $ (8,848)      $  414,183       $(36,249)
                                                     --------       ----------       --------       ----------       --------
  Accumulation activity:
    Purchase payments received..................     $ 41,486       $  444,605       $133,941       $  260,046       $169,921
    Net transfers between Sub-Accounts and Fixed
     Account....................................      406,855        1,127,692         40,476          446,267         32,859
    Withdrawals, surrenders, annuitizations and
     contract charges...........................       (1,944)         (34,519)          (742)         (77,459)          (879)
                                                     --------       ----------       --------       ----------       --------
      Net accumulation activity.................     $446,397       $1,537,778       $173,675       $  628,854       $201,901
                                                     --------       ----------       --------       ----------       --------
  Annuitization activity:
    Annuitizations..............................     $--            $   17,475       $--            $  --            $--
    Annuity payments............................      --                  (925)       --               --             --
    Adjustments to annuity reserve..............        5,356          (10,499)       --               --             --
                                                     --------       ----------       --------       ----------       --------
      Net annuitization activity................     $  5,356       $    6,051       $--            $  --            $--
                                                     --------       ----------       --------       ----------       --------
  Increase (Decrease) in net assets from
   participant transactions.....................     $451,753       $1,543,829       $173,675       $  628,854       $201,901
                                                     --------       ----------       --------       ----------       --------
    Increase (Decrease) in net assets...........     $506,158       $2,037,942       $164,827       $1,043,037       $165,652
NET ASSETS:
  Beginning of year.............................      --               164,827        --               165,652        --
                                                     --------       ----------       --------       ----------       --------
  End of year...................................     $506,158       $2,202,769       $164,827       $1,208,689       $165,652
                                                     ========       ==========       ========       ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                                           WP3                             WP4
                                                                       Sub-Account                     Sub-Account
                                                              -----------------------------   -----------------------------
                                                               Year Ended      Year Ended      Year Ended      Year Ended
                                                              December 31,    December 31,    December 31,    December 31,
                                                                  1999          1998 (a)          1999          1998 (a)
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)..............................     $ (3,389)       $   (535)      $   83,413       $ (2,271)
  Net realized gains (losses)...............................        6,481            (239)          57,255        (26,102)
  Net unrealized gains (losses).............................      194,879           7,438        1,075,180         29,531
                                                                 --------        --------       ----------       --------
      Increase (Decrease) in net assets from operations.....     $197,971        $  6,664       $1,215,848       $  1,158
                                                                 --------        --------       ----------       --------
PARTICIPATION TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..............................     $118,924        $113,755       $  528,621       $378,201
    Net transfers between Sub-Accounts and Fixed Account....      322,835          17,358        1,685,706         (5,371)
    Withdrawals, surrenders, annuitizations and contract
     charges................................................      (36,788)           (830)         (56,865)        (2,707)
                                                                 --------        --------       ----------       --------
      Net accumulation activity.............................     $404,971        $130,283       $2,157,462       $370,123
                                                                 --------        --------       ----------       --------
  Annuitization activity:
    Annuitizations..........................................     $ 18,900        $--            $  --            $--
    Annuity payments........................................         (794)        --               --             --
    Annuity transfers.......................................      --              --               --             --
                                                                 --------        --------       ----------       --------
    Adjustments to annuity reserve..........................       (7,889)        --               --             --
                                                                 --------        --------       ----------       --------
      Net annuitization activity............................     $ 10,217        $--            $  --            $--
                                                                 --------        --------       ----------       --------
  Increase (Decrease) in net assets from participant
   transactions.............................................     $415,188        $130,283       $2,157,462       $370,123
    Increase (Decrease) in net assets.......................     $613,159        $136,947       $3,373,310       $371,281
NET ASSETS:
  Beginning of year.........................................      136,947         --               371,281        --
                                                                 --------        --------       ----------       --------
  End of year...............................................     $750,106        $136,947       $3,744,591       $371,281
                                                                 ========        ========       ==========       ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") is a separate account of Sun Life Assurance Company of Canada (U.S.), (the "Sponsor"), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts and Futurity Accolade contracts (collectively, the "Contracts") and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, Salomon Brothers Variable Series Funds Inc. and Warburg Pincus Trust. With respect to the Futurity II contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Warburg Pincus Trust. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Warburg Pincus Trust. With respect to the Futurity Accolade contracts, the Funds are:
AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbet
Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Sun Capital Advisers Trust (collectively, "the Funds"). Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust. Sun Capital Advisers Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(2) SIGNIFICANT ACCOUNTING POLICIES

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25% for Futurity and Futurity II contracts, 1.00% for Futurity Focus contracts and 1.30% for Futurity Accolade contracts.

Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts and Futurity Accolade contracts and $50 in the case of Futurity Focus contracts or 2% of the participant's account value in Account Years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year. As reimbursement for administrative expenses attributable to contracts which exceed the revenues received from the Account Fees, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such Contracts.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the Futurity, Futurity II, and Futurity Focus Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY CONTRACTS:
 AIM1                            (a)            141,292          --                37,449          120,297
 AIM2                            (a)            204,502          --                28,920          188,055
 AIM3                            (b)            332,662          --                43,138          211,522
 AIM4                            (a)            216,812          --                22,277          175,562
 AL1                             (b)            285,990          --                96,119          220,381
 AL2                             (b)            194,995          --                37,009          166,134
 AL3                             (b)             77,472          --                12,426           46,464
 GS1                             (c)            210,952          --                34,405          174,066
 GS2                             (a)             31,476          --                   556           28,820
 GS3                             (a)            282,488          --                25,986          245,810
 GS4                             (a)            199,770          --                10,206          146,654
 GS5                             (d)             30,394          --                 2,948           22,922
 JP1                             (b)            293,787          --                83,392          153,409
 JP2                             (b)             52,419          --                 9,614           43,568
 JP3                             (b)             22,655          --                 8,150           14,226
 LA1                             (b)            333,805          --                61,424          295,576
 CAS                             (e)            403,733          --                35,843          182,671
 EGS                             (a)            397,132          --                60,135          286,458
 HYS                             (e)            217,924          --                27,858          136,139
 MMS                             (a)            371,404          --                29,531          520,396
 UTS                             (b)            278,221          --                49,525          168,365
 GSS                             (a)            150,350          --                31,435          124,697
 OP1                             (a)            363,748          --                45,042          249,514
 OP2                             (a)             93,160          --                19,463           80,719
 OP3                             (b)             86,567          --                11,061           62,966
 SB1                             (b)             21,329          --                 1,994           20,954
 SB2                             (b)             32,282          --                11,451           27,151
 SB3                             (a)            277,473          --                17,918          208,817
 SB4                             (b)            293,921          --                 4,406          199,267
 WP1                             (a)             22,480          --                 9,591           17,004
 WP2                             (b)             18,253          --                 5,461           17,656
 WP3                             (b)             14,715          --                 4,811           12,602
 WP4                             (b)             41,843          --                 2,953           42,727

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY CONTRACTS:
 AIM1                                68,417            21,989          (19,423)           (994)         227,735          141,292
 AIM2                               219,720            18,286          (10,712)         (1,839)         442,430          204,502
 AIM3                               451,578           126,191          (27,993)         (5,051)         799,385          332,662
 AIM4                               238,494            42,064          (18,770)           (814)         458,813          216,812
 AL1                                424,506            66,702          (51,286)         (1,093)         755,329          285,990
 AL2                                249,731            33,387          (46,903)         (4,526)         434,832          194,995
 AL3                                 96,080            31,855           (3,758)           (847)         182,220           77,472
 GS1                                194,122            37,773          (16,398)           (887)         423,081          210,952
 GS2                                 51,143             2,730           (2,812)            (74)          80,363           31,476
 GS3                                289,621            41,721          (22,792)         (5,043)         575,303          282,488
 GS4                                109,158            54,644          (18,062)         (1,528)         301,072          199,770
 GS5                                 31,634             7,479           (2,001)             (7)          62,975           30,394
 JP1                                220,364           143,890          (28,588)         (3,512)         568,955          293,787
 JP2                                 50,228             9,107           (6,937)           (256)         105,324           52,419
 JP3                                 11,780             8,529           (1,450)           (100)          41,135           22,655
 LA1                                328,125            40,527          (42,184)         (2,298)         681,170          333,805
 CAS                                 74,342           225,749          (23,482)         (4,687)         490,436          403,733
 EGS                                231,410           114,747          (44,248)         (4,073)         644,429          397,132
 HYS                                363,603            82,554          (28,271)           (769)         581,114          217,924
 MMS                                399,896          (145,427)        (137,740)         (3,565)         663,091          371,404
 UTS                                482,058           110,939          (47,559)         (1,083)         762,245          278,221
 GSS                                482,313            30,755          (28,386)         (5,102)         635,712          150,350
 OP1                                407,891           116,381          (46,676)         (2,147)         770,005          363,748
 OP2                                104,339            12,844           (8,463)           (403)         208,499           93,160
 OP3                                152,550            24,744          (14,649)         (1,143)         235,529           86,567
 SB1                                  8,915               660           (2,599)           (285)          29,639           21,329
 SB2                                 17,512             5,324           (2,530)           (193)          58,715           32,282
 SB3                                394,310            69,996          (40,441)         (1,340)         649,260          277,473
 SB4                                398,605            95,844          (39,609)         (1,190)         657,323          293,921
 WP1                                 37,994             5,576           (1,995)           (100)          68,070           22,480
 WP2                                 36,942               697           (7,725)           (100)          52,931           18,253
 WP3                                  5,081             2,213           (3,289)           (100)          21,318           14,715
 WP4                                114,098               (84)          (5,437)           (800)         153,457           41,843

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period March 12, 1998 (commencement of operations) through December 31, 1998.
(d) For the period March 17, 1998 (commencement of operations) through December 31, 1998.
(e) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY II CONTRACTS:
 AIM1                            (a)               100           --               181,039              100
 AIM2                            (a)             1,049           --               538,285            1,049
 AIM3                            (a)             1,704           --               573,115            1,704
 AIM4                            (b)             2,553           --               277,892            2,553
 AL1                             (a)             2,044           --               798,097            2,044
 AL2                             (b)             1,785           --               330,958            1,785
 AL3                             (a)               100           --               134,245              100
 GS1                             (c)               786           --               340,043              786
 GS2                             (a)               100           --                26,340              100
 GS3                             (b)             2,341           --               322,630            2,341
 GS4                             (a)               100           --                78,401              100
 GS5                             (c)               578           --                58,284              578
 JP1                             (a)               474           --               315,983              474
 JP2                             (a)               100           --                57,728              100
 JP3                             (a)               100           --                39,434              100
 LA1                             (b)             1,763           --               389,191            1,763
 CAS                             (a)             2,367           --               251,500            2,367
 EGS                             (c)             3,662           --               455,194            3,662
 HYS                             (b)               729           --               199,927              729
 UTS                             (c)               821           --               237,960              821
 GSS                             (b)             1,027           --               236,734            1,027
 TRS                             (d)            --               --               145,867           --
 MIT                             (d)            --               --               274,552           --
 NWD                             (d)            --               --                31,539           --
 MIS                             (d)            --               --               314,530           --
 OP1                             (b)             1,517           --               196,083            1,517
 OP2                             (a)               150           --                95,779              150
 OP3                             (a)               100           --                36,287              100
 OP4                             (a)               100           --               120,357              100
 SCA1                            (a)               200           --               516,555              200
 SCA2                            (a)             1,806           --               212,361            1,806
 SCA3                            (a)               705           --                40,953              705
 SCA4                            (e)            --               --                14,166           --
 SCA5                            (e)            --               --                17,823           --
 SCA6                            (e)            --               --                 3,004           --
 WP1                             (a)               100           --                24,172              100
 WP2                             (a)               100           --                17,409              100
 WP3                             (a)               100           --                 5,483              100
 WP4                             (a)               100           --                41,639              100

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY II CONTRACTS:
 AIM1                               123,465          --                (4,955)         --                299,649            100
 AIM2                               482,701          --               (24,533)         --                997,502          1,049
 AIM3                               656,563          --               (17,938)         --              1,213,444          1,704
 AIM4                               405,813          --               (26,694)         --                659,564          2,553
 AL1                                841,456          --               (21,446)         --              1,620,151          2,044
 AL2                                441,029          --               (17,839)         --                755,933          1,785
 AL3                                 93,499          --                (5,898)         --                221,946            100
 GS1                                282,453          --               (12,429)         --                610,853            786
 GS2                                 46,936          --                (1,555)         --                 71,821            100
 GS3                                417,400          --               (27,737)         --                714,634          2,341
 GS4                                126,524          --                (2,740)         --                202,285            100
 GS5                                 62,982          --                (1,965)         --                119,879            578
 JP1                                321,619          --               (13,072)         --                625,004            474
 JP2                                 63,482          --                (2,767)         --                118,543            100
 JP3                                 18,564          --                  (463)         --                 57,635            100
 LA1                                607,156          --               (15,964)         --                982,146          1,763
 CAS                                255,332          --                (8,903)         --                500,296          2,367
 EGS                                370,763          --               (25,152)         --                804,467          3,662
 HYS                                365,635          --               (12,291)         --                554,000            729
 UTS                                334,919          --               (21,239)         --                552,461            821
 GSS                                591,096          --               (21,291)         --                807,566          1,027
 TRS                                 76,462          --               (11,284)         --                211,045         --
 MIT                                361,529          --                (6,897)         --                629,184         --
 NWD                                 67,961          --                  (288)         --                 99,212         --
 MIS                                250,304          --               (10,654)         --                554,180         --
 OP1                                198,204          --                (7,187)         --                388,617          1,517
 OP2                                 17,112          --                (4,189)         --                108,852            150
 OP3                                 54,017          --                (1,806)         --                 88,598            100
 OP4                                 78,975          --                (2,615)         --                196,817            100
 SCA1                               220,638          --               (37,843)         --                699,550            200
 SCA2                               603,561          --               (49,583)         --                768,145          1,806
 SCA3                                98,307          --                (8,117)         --                131,848            705
 SCA4                                84,139          --                (1,485)         --                 96,820         --
 SCA5                               202,111          --                (2,819)         --                217,115         --
 SCA6                                41,050          --                  (185)         --                 43,869         --
 WP1                                 44,318          --                (1,413)         --                 67,177            100
 WP2                                 12,438          --                    (8)         --                 29,939            100
 WP3                                 17,472          --                  (529)         --                 22,526            100
 WP4                                 39,443          --                (1,304)         --                 79,878            100

(a) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(b) For the period December 17, 1998 (commencement of operations) through December 31, 1998.
(c) For the period December 29, 1998 (commencement of operations) through December 31, 1998.
(d) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(e) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY FOCUS CONTRACTS:
 AIM1                            (a)            --               --                13,472          --
 AIM2                            (a)            --               --                34,933          --
 AIM3                            (a)            --               --                60,253          --
 AIM4                            (a)            --               --                26,210          --
 AL1                             (a)            --               --                44,079          --
 AL2                             (a)            --               --                34,264          --
 AL3                             (a)            --               --                 9,602          --
 GS1                             (a)            --               --                 4,016          --
 GS2                             (a)            --               --                 1,112          --
 GS3                             (a)            --               --                20,053          --
 GS4                             (a)            --               --                29,333          --
 GS5                             (a)            --               --                 7,451          --
 JP1                             (a)            --               --                24,288          --
 JP2                             (a)            --               --                12,279          --
 JP3                             (a)            --               --                 2,178          --
 LA1                             (b)            --               --                38,221          --
 CAS                             (a)            --               --                21,046          --
 EGS                             (a)            --               --                46,092          --
 HYS                             (a)            --               --                25,654          --
 UTS                             (a)            --               --                21,976          --
 GSS                             (a)            --               --                48,404          --
 TRS                             (b)            --               --                 8,393          --
 MIT                             (b)            --               --                74,974          --
 NWD                             (b)            --               --                 7,662          --
 MIS                             (b)            --               --                34,173          --
 OP1                             (a)            --               --                10,772          --
 OP2                             (a)            --               --                10,112          --
 OP3                             (a)            --               --                 3,882          --
 OP4                             (a)            --               --                 4,578          --
 SCA1                            (a)            --               --               252,106          --
 SCA2                            (a)            --               --                34,864          --
 SCA3                            (a)            --               --                 2,727          --
 SCA4                            (c)            --               --                   319          --
 SCA5                            (c)            --               --                   100          --
 SCA6                            (c)            --               --                   578          --
 WP1                             (a)            --               --                   989          --
 WP2                             (a)            --               --                   100          --
 WP3                             (a)            --               --                   100          --
 WP4                             (a)            --               --                   123          --

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY FOCUS CONTRACTS:
 AIM1                                   181          --                    (36)        --                13,617          --
 AIM2                                 1,199          --                   (259)        --                35,873          --
 AIM3                                 2,227          --                 (8,373)        --                54,107          --
 AIM4                                  (398)         --                   (475)        --                25,337          --
 AL1                                  2,632          --                 (7,869)        --                38,842          --
 AL2                                   (404)         --                 (1,424)        --                32,436          --
 AL3                                   (382)         --                    (45)        --                 9,175          --
 GS1                                     76          --                     (7)        --                 4,085          --
 GS2                                 --              --                --              --                 1,112          --
 GS3                                    950          --                   (405)        --                20,598          --
 GS4                                 --              --                    (76)        --                29,257          --
 GS5                                  1,193          --                    (23)        --                 8,621          --
 JP1                                    676          --                 (6,274)        --                18,690          --
 JP2                                     29          --                    (74)        --                12,234          --
 JP3                                    541          --                    (10)        --                 2,709          --
 LA1                                  3,486          --                 (1,429)        --                40,278          --
 CAS                                  2,087          --                    (82)        --                23,051          --
 EGS                                  1,755          --                 (6,539)        --                41,308          --
 HYS                                  1,092          --                 (4,817)        --                21,929          --
 UTS                                    121          --                 (1,412)        --                20,685          --
 GSS                                 (5,086)         --                   (388)        --                42,930          --
 TRS                                    489          --                    (41)        --                 8,841          --
 MIT                                  1,759          --                 (2,255)        --                74,478          --
 NWD                                   (525)         --                     (9)        --                 7,128          --
 MIS                                  1,363          --                 (5,611)        --                29,925          --
 OP1                                 (3,121)         --                   (263)        --                 7,388          --
 OP2                                 (2,840)         --                   (296)        --                 6,976          --
 OP3                                 --              --                --              --                 3,882          --
 OP4                                  1,122          --                    (31)        --                 5,669          --
 SCA1                                 9,073          --               (219,651)        --                41,528          --
 SCA2                                   796          --                 (1,076)        --                34,584          --
 SCA3                                   289          --                   (374)        --                 2,642          --
 SCA4                                 1,839          --                   (218)        --                 1,940          --
 SCA5                                 2,630          --                   (380)        --                 2,350          --
 SCA6                                   675          --                --              --                 1,253          --
 WP1                                    483          --                --              --                 1,472          --
 WP2                                    761          --                --              --                   861          --
 WP3                                 --              --                --              --                   100          --
 WP4                                     71          --                --              --                   194          --

(a) For the period May 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(c) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                       Units Transferred
                                                                                                     Between Sub-Accounts
                                                                                                              and
                                       Units Outstanding                                              Fixed Accumulation
                                       Beginning of Year                Units Purchased                     Account
                                 -----------------------------   -----------------------------   -----------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                     1999            1998            1999            1998            1999            1998
                                 -------------   -------------   -------------   -------------   -------------   -------------
 FUTURITY ACCOLADE CONTRACTS (A):
 AIM1                               --              --               28,060         --                  (36)        --
 AIM2                               --              --               71,949         --                  184         --
 AIM3                               --              --               41,491         --                   64         --
 AIM4                               --              --               40,241         --                 (216)        --
 AL1                                --              --               78,117         --                  248         --
 AL2                                --              --               25,632         --                   82         --
 AL3                                --              --               12,969         --                    7         --
 GS1                                --              --               17,566         --                  (22)        --
 GS2                                --              --                1,535         --                  244         --
 GS3                                --              --               23,176         --                  253         --
 GS4                                --              --                5,354         --               --             --
 GS5                                --              --                6,485         --                  236         --
 JP1                                --              --                6,364         --                   91         --
 JP2                                --              --               10,762         --                  (25)        --
 JP3                                --              --                  228         --                5,370         --
 LA1                                --              --               55,648         --                  333         --
 CAS                                --              --                4,427         --               --             --
 EGS                                --              --               54,055         --                4,868         --
 HYS                                --              --               44,529         --                  279         --
 UTS                                --              --               49,738         --                  573         --
 GSS                                --              --               10,569         --                  448         --
 TRS                                --              --               42,576         --                  259         --
 MIT                                --              --               48,217         --                  174         --
 NWD                                --              --               18,756         --                  (74)        --
 MIS                                --              --               55,995         --                   35         --
 OP1                                --              --                  102         --               --             --
 OP2                                --              --               19,553         --                  (99)        --
 OP3                                --              --                  102         --               --             --
 OP4                                --              --               25,960         --                  158         --
 SCA1                               --              --              380,262         --              (13,639)        --
 SCA2                               --              --               11,119         --                  434         --
 SCA3                               --              --                2,115         --                  166         --
 SCA4                               --              --                9,040         --                  (13)        --
 SCA5                               --              --               17,605         --                  277         --
 SCA6                               --              --                  410         --                  (16)        --


                                       Units Withdrawn,
                                       Surrendered, and                Units Outstanding
                                          Annuitized                      End of Year
                                 -----------------------------   -----------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,
                                     1999            1998            1999            1998
                                 -------------   -------------   -------------   -------------
 FUTURITY ACCOLADE CONTRACTS (A
 AIM1                                 (231)         --               27,793         --
 AIM2                                 (267)         --               71,866         --
 AIM3                                 (321)         --               41,234         --
 AIM4                                   (4)         --               40,021         --
 AL1                                  (373)         --               77,992         --
 AL2                                  (356)         --               25,358         --
 AL3                                    (7)         --               12,969         --
 GS1                                  (255)         --               17,289         --
 GS2                                    (4)         --                1,775         --
 GS3                                    (2)         --               23,427         --
 GS4                                --              --                5,354         --
 GS5                                  (139)         --                6,582         --
 JP1                                --              --                6,455         --
 JP2                                    (7)         --               10,730         --
 JP3                                --              --                5,598         --
 LA1                                  (422)         --               55,559         --
 CAS                                --              --                4,427         --
 EGS                                  (662)         --               58,261         --
 HYS                                  (579)         --               44,229         --
 UTS                                  (452)         --               49,859         --
 GSS                                    (5)         --               11,012         --
 TRS                                  (564)         --               42,271         --
 MIT                                    (5)         --               48,386         --
 NWD                                  (200)         --               18,482         --
 MIS                                  (257)         --               55,773         --
 OP1                                --              --                  102         --
 OP2                                  (384)         --               19,070         --
 OP3                                --              --                  102         --
 OP4                                  (333)         --               25,785         --
 SCA1                               --              --              366,623         --
 SCA2                               --              --               11,553         --
 SCA3                               --              --                2,281         --
 SCA4                               --              --                9,027         --
 SCA5                                   (4)         --               17,878         --
 SCA6                               --              --                  394         --

(a) For the period October 15, 1999 (commencement of operations) through December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Participants in Futurity, Futurity II, Futurity Focus and Futurity Accolade and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, The Alger American Growth Sub-Account, The Alger American Income and Growth Sub-Account, The Alger American Small Capitalization Sub-Account, Goldman Sachs VIT CORE(SM) Large Cap Growth Sub-Account, Goldman Sachs VIT CORE(SM) Small Cap Equity Sub-Account, Goldman Sachs VIT CORE(SM) U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, J.P. Morgan U.S. Disciplined Equity Sub-Account, J.P. Morgan International Opportunities Sub-Account, J.P. Morgan Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life Utilities Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, OCC Equity Sub-Account, OCC Mid Cap Sub-Account, OCC Small Cap Sub-Account, OCC Managed Sub-Account, Salomon Brothers Variable Capital Sub-Account, Salomon Brothers Variable Investors Sub-Account, Salomon Brothers Variable Strategic Bond Sub-Account, Salomon Brothers Variable Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital Select Equity Sub-Account, Sun Capital Blue Chip Mid Cap Sub-Account, Sun Capital Investors Foundation Sub-Account, Warburg Pincus Emerging Markets Sub-Account, Warburg Pincus International Equity Sub-Account, Warburg Pincus Post-Venture Capital Sub-Account and Warburg Pincus Small Company Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F, (the "Sub-Accounts") as of
December 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 9133
                     BOSTON, MASSACHUSETTS  02117


                     TELEPHONE:
                     Toll Free (888) 786-2435

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte & Touche LLP
                     200 Berkeley Street
                     Boston, Massachusetts  02116